SELECT*LIFE II
A FLEXIBLE PREMIUM ADJUSTABLE VARIABLE UNIVERSAL LIFE INSURANCE POLICY
issued by
ReliaStar Life Insurance Company and its Select*Life Variable Account

The Policy

  Is no longer offered for new sales.

  Is issued by ReliaStar Life Insurance Company.

  Is returnable by you during the free look period if you are not satisfied.

Premium Payments

  Are flexible, so the premium amount and frequency may vary.

  Are allocated to the variable account and the fixed account, based on your instructions.

  Are subject to specified fees and charges.

The Policy Value

  Is the sum of your holdings in the fixed account, the variable account and the loan account.

  Has no guaranteed minimum value under the variable account. The value varies with the value of the subaccounts you select.

  Has a minimum guaranteed rate of return for amounts in the fixed account.

  Is subject to specified fees and charges, including possible surrender charges.

Death Benefit Proceeds

  Are paid if your policy is in force when the insured person dies.

  Are calculated under your choice of options:

  Option 1 – the base death benefit is the greater of the amount of insurance coverage you have selected or your policy value multiplied by the appropriate factor described in Appendix A; or

  Option 2 – the base death benefit is the greater of the amount of insurance coverage you have selected plus the policy value or your policy value multiplied by the appropriate factor described in Appendix A.

  Are equal to the base death benefit plus any rider benefits minus any outstanding policy loans and accrued loan interest and unpaid fees and charges.

  Are generally not subject to federal income tax if your policy continues to meet the federal income tax definition of life insurance.

Sales Compensation

  We pay compensation to broker/dealers whose registered representatives sell the policy. See Distribution of the Policy, page 73, for further information about the amount of compensation we may pay.

Fund Managers

Mutual funds managed by the following investment managers are currently available through the policy:

  BAMCO, Inc.

  BlackRock Advisors, LLC

  BlackRock International Limited

  BlackRock Investment Management, LLC

  Capital Research and Management CompanySM

  CBRE Clarion Securities LLC

  Columbia Management Investment Advisers, LLC

  Dimensional Fund Advisors LP

  Directed Services LLC

  Fidelity Management & Research Company

  FMR Co., Inc.

  Franklin Mutual Advisers, LLC

  ING Investment Management Co. LLC

  ING Investments, LLC

  Invesco Advisers, Inc.

  J.P. Morgan Investment Management Inc.

  Marsico Capital Management, LLC

  Massachusetts Financial Services Company

  Neuberger Berman, LLC

  Neuberger Berman Management LLC

  OppenheimerFunds, Inc.

  Pacific Investment Management Company LLC

  Pioneer Investment Management, Inc.

  T. Rowe Price Associates, Inc.

  Templeton Investment Counsel, LLC.

  The London Company

This prospectus describes what you should know before purchasing the Select*Life II variable universal life insurance policy. Please read it carefully and keep it for future reference. If you received a summary prospectus for any of the mutual funds available through your policy, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The policy described in this prospectus is not a deposit with, obligation of or guaranteed or endorsed by any bank, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency.

The date of this prospectus is May 1, 2013.

TABLE OF CONTENTS

	Page		Page
POLICY SUMMARY	3	Special Features and Benefits	46
The Policy's Features and Benefits	3	Termination of Coverage	55
Factors You Should Consider Before Purchasing a		TAX CONSIDERATIONS	57
Policy	6	Tax Status of the Company	57
Fees and Charges	8	Tax Status of the Policy	58
THE COMPANY, THE VARIABLE ACCOUNT		Diversification and Investor Control Requirements	58
AND THE FIXED ACCOUNT	15	Tax Treatment of Policy Death Benefits	59
ReliaStar Life Insurance Company	15	Distributions Other than Death Benefits	59
The Investment Options	16	Other Tax Matters	61
DETAILED INFORMATION ABOUT THE		ADDITIONAL INFORMATION	65
POLICY	20	General Policy Provisions	65
Important Information Regarding Changes in State		Distribution of the Policy	73
Insurance Laws and Federal Income Tax Rules	21	Legal Proceedings	75
Purchasing a Policy	21	Financial Statements	76
Fees and Charges	24	APPENDIX A	A-1
Death Benefits	33	APPENDIX B	B-1
Additional Insurance Benefits	38	APPENDIX C	C-1
Policy Value	43	MORE INFORMATION IS AVAILABLE	Back Cover

	TERMS TO UNDERSTAND

The following is a list of some of the key defined terms and the page number on which each is defined:
	Page Where		Page Where
Term	Defined	Term	Defined
Age	22	Policy Value	43
Fixed Account	4	Preferred Loans	46
Fixed Account Value	45	Segment or Coverage Segment	33
Loan Account	45	Surrender Value	55
Loan Account Value	45	Valuation Date	44
Monthly Processing Date	27	Variable Account	4
Net Premium	3	Variable Account Value	43
Policy Date	22

“ReliaStar,” “we,” “us,” “our” and the “company” refer to ReliaStar Life Insurance Company. “You” and “your” refer to the policy owner. The policy owner is the individual, entity, partnership, representative or party who may exercise all rights over the policy and receive the policy benefits during the insured person's lifetime.

State Variations – State variations are covered in a special policy form used in that state. This prospectus provides a general description of the policy. References in this prospectus to state law identify matters where state law may require variations from what is disclosed in this prospectus. If you would like to review a copy of the policy and riders for your particular state, contact our Customer Service Center or your agent/registered representative.

You may contact us about the policy at our:	ING Customer Service Center
P.O. Box 5011
Minot, North Dakota 58702-5011
1-877-886-5050
www.ingservicecenter.com

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POLICY SUMMARY

This summary highlights the features and benefits of the policy, the risks that you should consider before purchasing a policy and the fees and charges associated with the policy and its benefits. More detailed information is included in the other sections of this prospectus that should be read carefully before you purchase the policy.

The Policy's Features and Benefits

Premium	· You choose when to pay and how much to pay, but you cannot pay additional premiums
Payments	after age 95 and we may refuse to accept any premium less than $25.00.
· You will need to pay sufficient premiums to keep the policy in force. Failure to pay sufficient premiums may cause your policy to lapse without value.
Payments, See Premium page 22.	· We may refuse any premium that would disqualify your policy as life insurance under
Section 7702 of the Internal Revenue Code or that would cause your policy to become a modified endowment contract.
· We deduct a premium expense charge from each premium payment and credit the remaining premium (the “net premium”) to the variable account or the fixed account according to your instructions.
Free Look Period	· During the free look period, you have the right to examine your policy and return it for a refund if you are not satisfied for any reason.
See Free Look Period,	· The free look refund is generally equal to the sum of all premiums we have received,
page 24.	although certain states may require the refund of a different amount.
· The free look period is generally 20 days from the receipt of the policy or 45 days after you applied for the policy. Certain states may allow a different free look period. The length of the free look period and the free look refund that applies in your state are shown in your policy.
Death Benefits	· Death benefits are paid if your policy is in force when the insured person dies.
· Until age 95, the amount of the death benefit will depend on which death benefit option is
See Death Benefits,	in effect when the insured person dies.
page 33.	· You may choose between one of two death benefit options:
> Option 1 – the base death benefit is the greater of the amount of insurance coverage you have selected or your policy value multiplied by the appropriate factor described in Appendix A; or
> Option 2 – the base death benefit is the greater of the amount of insurance coverage you have selected plus your policy value or your policy value multiplied by the appropriate factor described in Appendix A.
· At age 95, the surrender value will be automatically applied to purchase paid-up life insurance. See Paid-Up Life Insurance, page 54.
· We will reduce the death benefit proceeds payable under any death benefit option by any outstanding policy loan and accrued loan interest and unpaid fees and charges.
· The death benefit is generally not subject to federal income tax if your policy continues to meet the federal income tax definition of life insurance.
Death Benefit	· Generally, your policy will not lapse as long as your policy value minus any surrender
Guarantee	charge, loan amount and unpaid fees and charges (the “surrender value”) is enough to cover the periodic fees and charges, when due.
· However, the policy has a Death Benefit Guarantee which provides that the policy will not
See Death Benefit	lapse even if the surrender value is not enough to pay the periodic fees and charges when
Guarantee, page 37.	due:
> The Death Benefit Guarantee is standard on every policy. This guarantee lasts until the insured person reaches age 65 or for five policy years, if longer. Under this guarantee your policy will not lapse provided your cumulative premium payments, minus any partial withdrawals or loans, are at least equal to the sum of minimum premium payments to the next monthly processing date. There is no charge for this guarantee.

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Rider Benefits	· Your policy may include additional insurance benefits, attached by rider. There are two types of rider benefits:
See Additional	> Optional rider benefits that you must select before they are added to your policy; and
Insurance Benefits,	> Rider benefits that automatically come with your policy.
page 38.	· In many cases, we deduct an additional monthly charge for these benefits.
· Not all riders may be available under your policy, but the available riders may include:
> Accelerated Death Benefit Rider
> Accidental Death Benefit Rider
> Additional Insured Rider
> Children’s Insurance Rider
> Cost of Living Rider
> Term Insurance Rider
> Waiver of Monthly Deduction Rider
> Waiver of Specified Premium Rider
Investment	· You may allocate your net premiums to the subaccounts of Select*Life Variable Account
Options	(the “variable account”) and our fixed account.
· The variable account is one of our separate accounts and consists of subaccounts that
See The Investment	invest in corresponding mutual funds. When you allocate premiums to a subaccount, we invest any net premiums in shares of the corresponding mutual fund.
Options, page 16.	· Your variable account value will vary with the investment performance of the mutual funds underlying the subaccounts and the charges we deduct from your variable account value.
· The fixed account is part of our general account and consists of all of our assets other than those in our separate accounts (including the variable account) and loan account.
· We credit interest on amounts allocated to the fixed account. The guaranteed minimum interest rate we credit is 3.00% per year (4.00% per year for policies with policy dates prior to February 17, 2004).
· We may, in our sole discretion, credit interest in excess of the guaranteed minimum interest rate.
· The fixed account is not available under policies issued in New Jersey.
Transfers	· You currently may make an unlimited number of transfers between the subaccounts and to the fixed account each policy year. We reserve the right, however, to limit you to four
See Transfers,	transfers each policy year, and transfers are subject to any other limits, conditions and
page 48.	restrictions that we or the funds whose shares are involved may impose. See Limits on
Frequent or Disruptive Transfers, page 50.
· There are certain restrictions on transfers from the fixed account.
· We currently do not charge for transfers. We reserve the right, however, to charge up to
$25.00 for each transfer.
Asset Allocation	· Dollar cost averaging is a systematic program of transferring policy values to selected
Programs	investment options. It is intended to help reduce the risk of investing too much when the price of a fund's shares is high. It also helps to reduce the risk of investing too little when
See Dollar Cost	the price of a fund's shares is low.
Averaging, page 48.	· Automatic rebalancing is a systematic program through which your variable and fixed account values are periodically reallocated among your selected investment options to
See Automatic	maintain the allocation percentages you have chosen.
Rebalancing,	· You cannot participate in the automatic rebalancing and dollar cost averaging programs at
page 49.	the same time.
· There is currently no charge to participate in the dollar cost averaging or automatic rebalancing programs, although we reserve the right to assess a charge in the future.
· Neither of these asset allocation programs assures a profit nor do they protect you against a loss in a declining market.

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Loans	· You may take loans against your policy's surrender value. We reserve the right to limit borrowing during the first policy year.
See Loans, page 46.	· Unless otherwise required by state law, a loan must be at least $500.00 and is generally limited to 90.00% (75.00% for policies issued before February 17, 2004) of your surrender value.
· When you take a loan we transfer an amount equal to your loan to the loan account as collateral for your loan. The loan account is part of our general account.
· We credit amounts held in the loan account with interest. For policies with policy dates on or after February 17, 2004, we credit interest at a current annual rate of 3.00% (guaranteed not to be less than 3.00%). For policies with policy dates prior to February 17, 2004, the current annual interest rate is 5.50% (guaranteed not to be less than 4.00%).
· We also charge interest on loans. Interest is payable in advance and accrues daily at an annual rate of 4.76% (7.40% for policies with policy dates prior to February 17, 2004).
· After the tenth policy year, preferred loans are available. For preferred loans interest is payable in advance at an annual rate currently equal to 2.91% (5.21% for policies with policy dates prior to February 17, 2004) on the portion of your loan account that is not in excess of the policy value, minus the total of all premiums paid net of all partial withdrawals.
· Loans reduce your policy's death benefit proceeds and may cause your policy to lapse.
· Loans may have tax consequences, and you should consult with a qualified tax adviser before taking a loan against your policy’s surrender value.
Partial	· After the first policy year, you may withdraw part of your policy's surrender value.
Withdrawals	· We currently allow only one partial withdrawal each policy year. For policies with policy dates on or after February 17, 2004, 12 partial withdrawals are allowed each policy year after the tenth policy year.
See Partial	· A partial withdrawal must be at least $500.00.
Withdrawals,
page 53.	· In policy years 2 through 15 you may not withdraw more than 20.00% of your surrender value.
· We currently charge $10.00 for each partial withdrawal, but we reserve the right to charge up to $25.00 for each partial withdrawal.
· Partial withdrawals reduce your policy's base death benefit and your policy value.
· Partial withdrawals may also have tax consequences, and you should consult with a qualified tax adviser before taking a partial withdrawal from your policy.
Surrenders	· You may surrender your policy for its surrender value at any time before the death of the insured person.
See Surrender,	· The surrender value of a policy is equal to the policy value minus any surrender charge,
page 55.	loan amount and unpaid fees and charges.
· Surrender charges apply for 15 years from the issue date of your policy and for 15 years after each increase in your insurance coverage. Surrender charges are level for the first five years and then decrease uniformly each month to zero at the end of the fifteenth year.
The surrender charge is comprised of two charges – the contingent deferred administrative charge and the contingent deferred sales charge. If you surrender your policy during the first two years or during the first two years following an increase in your insurance coverage, we may refund a portion of the contingent deferred sales charge. This refund is referred to as the sales charge refund.
· The initial surrender charge rates vary by gender, risk class and age at issue. Surrender charge rates for increases in your insurance coverage vary by gender, risk class and age at the time of the increase.
· The surrender charge is neither assessed upon nor reduced because of a requested decrease in your insurance coverage.
· If the surrender charge exceeds the available policy value minus the loan amount and unpaid fees and charges, there will be no proceeds paid to you on surrender.
· All insurance coverage ends on the date we receive in good order your surrender request.
· If you surrender your policy, it cannot be reinstated.
· Surrendering the policy may have tax consequences, and you should consult with a qualified tax adviser before surrendering your policy.
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Reinstatement	· Reinstatement means putting a lapsed policy back in force.
· You may reinstate your policy and riders within five years of its lapse if you did not
See Reinstatement,	surrender your policy, you still own the policy and the insured person is still insurable.
page 56.	· You will need to pay the required reinstatement premium.
· If you had a policy loan existing when coverage lapsed, unless directed otherwise we will reinstate it with accrued loan interest to the date of the lapse.
· A lapsed Death Benefit Guarantee cannot, unless otherwise allowed under state law, be reinstated after the fifth policy year.
· A policy that is reinstated more than 90 days after lapsing may be considered a modified endowment contract for tax purposes.
· Reinstating your policy may have tax consequences, and you should consult with a qualified tax adviser before reinstating your policy.

Factors You Should Consider Before Purchasing a Policy

The decision to purchase a policy should be discussed with your agent/registered representative. Make sure you understand the policy's investment options, its other features and benefits, its risks and the fees and charges you will incur when you consider purchasing the policy and investing in the subaccounts of the variable account.

Life Insurance	· The policy is not a short-term investment and should be purchased only if you need life
Coverage	insurance coverage. Evaluate your need for life insurance coverage before purchasing a policy.
· You should purchase a policy only if you intend and have the financial capability to keep the policy in force for a substantial period of time.
Fees and Charges	· In the early policy years the surrender charge usually exceeds the policy value because the surrender charge is usually more than the cumulative minimum monthly premiums minus
See Fees and Charges,	policy fees and charges. Therefore, you should purchase a policy only if you intend and
page 24.	have the financial capability to keep the policy in force for a substantial period of time.
· A policy's fees and charges reflect the costs associated with its features and benefits, the services we render, the expenses we expect to incur and the risks we assume under the policy.
· We believe the policy's fees and charges, in the aggregate, are reasonable, but before purchasing a policy you should compare the value that the policy’s various features and benefits and the available services have to you, given your particular circumstances, with the fees and charges associated with those features, benefits and services.
Grace Period and	· Your policy may enter the grace period and subsequently lapse (meaning your policy will
Lapse	terminate without value) if on any monthly processing date:
> The Death Benefit Guarantee is not in effect; and
See Lapse, page 55.	> Your surrender value, plus any sales charge refund, is not enough to pay the periodic fees and charges when due.
· If you do not meet these conditions, we will send you notice and give you a 61 day grace period to make a sufficient premium payment.
· If you do not make a sufficient premium payment by the end of the 61 day grace period, your life insurance coverage will terminate and your policy will lapse.
Exchanges	· Replacing your existing life insurance policy(ies) and/or annuity contract(s) with the policy described in this prospectus may not be beneficial to you.
See Purchasing a	· Before purchasing a policy, determine whether your existing policy(ies) and/or contract(s)
Policy, page 21.	will be subject to fees or penalties upon surrender or cancellation.
· Also compare the fees, charges, coverage provisions and limitations, if any, of your existing policy(ies) and/or contract(s) with those of the policy described in this prospectus.

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Investment Risk	· You should evaluate the policy's long-term investment potential and risks before purchasing a policy.
See The Variable	· For amounts you allocate to the subaccounts of the variable account:
Account, page 16.	> Your values will fluctuate with the markets, interest rates and the performance of the underlying mutual funds;
> You assume the risk that your values may decline or not perform to your expectations;
> Your policy could lapse without value or you may be required to pay additional premium because of poor fund performance;
> Each fund has various investment risks, and some funds are riskier than others;
> There is no assurance that any of the funds will achieve its stated investment objective;
and
> You should read each fund's prospectus and understand the risks associated with the fund before allocating your premiums to its corresponding subaccount.
· For amounts you allocate to the fixed account:
> Interest rates we declare will change over time; and
> You assume the risk that interest rates may decline, although never below the guaranteed minimum interest rate of 3.00% (or 4.00% per year for policies with policy dates prior to February 17, 2004).
Taxation	· Under current federal income tax law, death benefits of life insurance policies generally are not subject to income tax. In order for this treatment to apply, the policy must qualify
See TAX	as a life insurance contract. We believe it is reasonable to conclude that the policy will
CONSIDERATIONS,	qualify as a life insurance contract.
page 57.	· Assuming the policy qualifies as a life insurance contract under current federal income tax law, your policy earnings are generally not subject to income tax as long as they remain within your policy. Depending on your circumstances, however, the following events may have tax consequences for you:
> Reduction in the amount of your insurance coverage;
> Partial withdrawals;
> Loans;
> Surrender;
> Lapse; and
> Reinstatement.
· In addition, if your policy is a modified endowment contract, a partial withdrawal, surrender or a loan against or secured by the policy will be taxable to you to the extent of any gain in the policy. A penalty tax may be imposed on a distribution from a modified endowment contract as well.
· There is always the possibility that the tax treatment of the policy could be changed by legislation or otherwise. You should consult a qualified tax adviser with respect to legislative developments and their effect on the policy.
· Consult with a qualified legal or tax adviser before you purchase a policy.
Sales	· We pay compensation to broker/dealers whose registered representatives sell the policy.
Compensation	· Broker/dealers may be able to choose to receive compensation under various payment options, but their choice will not affect the fees and charges you will pay for the policy.
See Distribution of the	· We generally pay more compensation on premiums paid for base insurance coverage than
Policy, page 73.	we do on premiums paid for coverage under the Term Insurance Rider. Talk to your agent/registered representative about the appropriate usage of the Term Insurance Rider coverage for your particular situation.
Other Products	· We and our affiliates offer other insurance products that may have different features, benefits, fees and charges. These other products may better match your needs.
· Contact your agent/registered representative if you would like information about these other products.

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Fees and Charges

The following tables describe the fees and charges you will pay when buying, owning and surrendering the policy.

Transaction Fees and Charges. The following table describes the fees and charges deducted at the time you make a premium payment or make certain other transactions. See Transaction Fees and Charges, page 25.

Amount Deducted
Charge	When Deducted	Maximum Guaranteed Charges
Premium Expense	· When you make a	· 5.00% of each premium payment (a 2.50% sales charge and a
Charge	premium payment.	2.50% premium tax charge).

Premium Processing	· When you make a	· $2.00.
Charge [1]	premium payment.
Partial Withdrawal	· When you take a	· $25.00.
Fee	partial withdrawal.

Surrender Charge [2]	· During the first 15	Contingent Deferred Administrative Charge
	segment years	· $5.00 per $1,000.00 of insurance coverage.
when you
	surrender your	Contingent Deferred Sales Charge
	policy, increase	Range from
	your insurance	· $1.00 to $46.40 per $1,000.00 of insurance coverage.
coverage or allow
	your policy to	Representative insured person
	lapse.	· $14.00 per $1,000.00 of insurance coverage.
· The representative insured person is a male, age 35 in the preferred no tobacco risk class, with an amount of insurance coverage in effect of $100,000.00.
· The rates shown for the representative insured person are for the first policy year.

Transfer Charge [1]	· Each time you	· $25.00.
make a transfer
between
investment options.

Excess Illustration	· Each time you	· $50.00.
Fee [1]	request an
illustration after
the first each
policy year.

Excess Annual	· Each time you	· $50.00.
Policy Report Fee [1]	request an annual
policy report after
the first each
policy year.

[1]	We currently do not assess this charge.
[2]

The contingent deferred sales charge rates vary based on the insured person's gender, age and risk class. The rates shown for the representative insured person are for the first segment year, and you may get information about the rates that would apply to you by contacting your agent/registered representative for a personalized illustration. Surrender charge rates remain level for the first five years then decrease uniformly each month to zero at the end of the surrender charge period.

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Transaction Fees and Charges, continued.

Amount Deducted
Charge	When Deducted	Maximum Guaranteed Charges
Accelerated Death	· On the date the	· $300.00 per acceleration request.
Benefit Rider	acceleration
Charge	request is
processed.

Periodic Fees and Charges. The following tables describes the maximum guaranteed charges that could be deducted each month on the monthly processing date, not including fund fees and expenses. See Periodic Fees and Charges, page 27; and Loan Interest, page 46.

For policies with policy dates prior to February 17, 2004

Amount Deducted
Charge	When Deducted	Maximum Guaranteed Charges [3]
Cost of Insurance	· On each monthly	Range from
Charge [4]	processing date.	· $0.06 to $83.33 per $1,000.00 of insurance coverage.

Representative insured person
· $0.14 per $1,000.00 of insurance coverage.
· The representative insured person is a male, age 35 in the preferred no tobacco risk class, with an amount of insurance coverage in effect of $100,000.00.
· The rates for the representative insured person are for the first policy year.

Administrative	· On each monthly	· $12.00 .
Charge	processing date.

Mortality and	· On each monthly	· 0.08% monthly (0.90% annually) of variable account value.
Expense Risk	processing date.
Charge [5]

Loan Interest	· Payable in advance	· 7.40% annually of the amount held in the loan account for non-
Charge	at the time you	preferred loans.
	take a loan and	· 5.21% annually of the amount held in the loan account for
	each policy year	preferred loans.
thereafter.

[3]

This table shows the guaranteed maximum charges that may be assessed during any policy year. Current charges may be less than the guaranteed maximum charges shown, and you may get information about the charges that would apply to you by contacting your agent/registered representative for a personalized illustration.

[4]

The cost of insurance rates vary based on the amount of your insurance coverage and the insured person’s age at issue and age on the effective date of an increase in insurance coverage, gender and risk class. Different rates will apply to each segment of your insurance coverage. The rates shown for the representative insured person are for the first policy year, and they generally increase each year thereafter. The rates shown may have been rounded to the nearest penny, and you may get information about the charge that would apply to you by contacting your agent/registered representative for a personalized illustration.

[5]	The monthly mortality and expense risk charge rate is rounded to the nearest one hundredth of one percent. See Mortality and Expense Risk Charge, page 28, for the monthly rate without rounding.

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Periodic Fees and Charges, continued.

For policies with policy dates on or after February 17, 2004

Amount Deducted
Charge	When Deducted	Maximum Guaranteed Charges [6]
Cost of Insurance	· On each monthly	Range from
Charge [7]	processing date.	· $0.06 to $83.33 per $1,000.00 of insurance coverage.

Representative insured person
· $0.14 per $1,000.00 of insurance coverage.
· The representative insured person is a male, age 35 in the preferred no tobacco risk class, with an amount of insurance coverage in effect of $100,000.00.
· The rates for the representative insured person are for the first policy year.

Administrative	· On each monthly	· $10.00.
Charge	processing date.

Mortality and	· On each monthly	· 0.08% monthly (0.90% annually) of variable account value (after
Expense Risk	processing date.	the other monthly fees and charges are deducted) in policy years
Charge [8]		1 – 10.

Loan Interest	· Payable in advance	· 4.76% annually of the amount held in the loan account for non-
Charge	at the time you	preferred loans.
	take a loan and	· 3.38% annually of the amount held in the loan account for
	each policy year	preferred loans.
thereafter.

[6]

This table shows the maximum guaranteed charges that may be assessed during any policy year. Current charges may be less than the maximum guaranteed charges shown, and you may get information about the charges that would apply to you by contacting your agent/registered representative for a personalized illustration.

[7]

The cost of insurance rates vary based on the amount of your insurance coverage and the insured person’s age at issue and age on the effective date of an increase in insurance coverage, gender and risk class. Different rates will apply to each segment of your insurance coverage. The rates shown for the representative insured person are for the first policy year, and they generally increase each year thereafter. The rates shown may have been rounded to the nearest penny, and you may get information about the charge that would apply to you by contacting your agent/registered representative for a personalized illustration.

[8]	The monthly mortality and expense risk charge rate is rounded to the nearest one hundredth of one percent. See Mortality and Expense Risk Charge, page 28, for the monthly rate without rounding.

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Optional Rider Fees and Charges. The following table describes the maximum guaranteed charges that could be deducted each month on the monthly processing date for each of the optional rider benefits. See Rider Fees and Charges, page 28.

Amount Deducted
Charge	When Deducted		Maximum Guaranteed Charges [9]
Accidental Death	· On each monthly		Range from
Benefit Rider [10]	processing date.		· $0.07 to $0.17 per $1,000.00 of rider benefit.

Representative insured person
· $0.07 per $1,000.00 of rider benefit.
· The representative insured person is a male, age 35 in the preferred no tobacco risk class with an amount of insurance
coverage in effect of $100,000.00.
· The rates for the representative insured person are for the first rider year.

Additional Insured	· On each monthly		Range from
Rider [10]	processing date.		· $0.08 to $83.33 per $1,000.00 of rider benefit.

Representative insured person
· $0.29 per $1,000.00 of rider benefit.
· The representative insured person is a female, age 45 in the preferred no tobacco risk class.
· The rates for the representative insured person are for the first rider year.

Children’s Insurance	· On each monthly		· $0.62 per $1,000.00 of rider benefit.
Rider	processing date.

Term Insurance	· On each monthly		Range from
Rider [10]	processing date to		· $0.11 to $83.33 per $1,000.00 of rider benefit.
the insured’s age
(This rider is available	95	.	Representative insured person
only on policies with			· $0.18 per $1,000.00 of rider benefit.
policy dates on or			· The representative insured person is a male, age 35 in the preferred
after February 17,			no tobacco risk class with an amount of insurance coverage in
2004.)			effect of $100,000.00.
· The rates for the representative insured person are for the first rider year.

[9]

This table shows the maximum guaranteed charges that may be assessed during any policy year. Current charges may be less than the maximum guaranteed charges shown, and you may get information about the charges that would apply to you by contacting your agent/registered representative for a personalized illustration.

[10]

The rates for these riders vary based on several factors that may include the insured person’s age at issue, gender and risk class. The rates shown for the representative insured person are for the first rider year, and they generally increase each year thereafter. Some rates shown may have been rounded to the nearest penny, and you may get information about the charge that would apply to you by contacting your agent/registered representative for a personalized illustration.

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Optional Rider Fees and Charges, continued.

Amount Deducted
Charge	When Deducted	Maximum Guaranteed Charges [11]
Waiver of Monthly	· On each monthly	Range from
Deduction Rider [12]	processing date.	· $0.04 to $0.48 per $1.00 of the periodic fees and charges due each month.

Representative insured person
· $0.05 per $1.00 of the periodic fees and charges due each
month.
· The representative insured person is a male, age 35 in the preferred no tobacco risk class with an amount of insurance coverage in effect of $100,000.00.
· The rates for the representative insured person are for the first rider year.

Waiver of Specified	· On each monthly	Range from
Premium Rider [13]	processing.	· $0.03 to $0.16 per $1.00 of the specified amount of premium.

Representative insured person
· $0.03 per $1.00 of the specified amount of premium.
· The representative insured person is a male, age 35 in the preferred no tobacco risk class with an amount of insurance
coverage in effect of $100,000.00.
· The rates for the representative insured person are for the first rider year.

[11]

This table shows the maximum guaranteed charges that may be assessed during any policy year. Current charges may be less than the maximum guaranteed charges shown, and you may get information about the charges that would apply to you by contacting your agent/registered representative for a personalized illustration.

[12]

The rates for this rider vary based on several factors that may include the insured person’s age at issue, gender and risk class. The rates shown for the representative insured person are for the first rider year, and they generally increase each year thereafter. Some rates shown may have been rounded to the nearest penny, and you may get information about the charge that would apply to you by contacting your agent/registered representative for a personalized illustration.

[13]

The rates for this rider vary based on several factors that may include the insured person’s age at issue, gender and risk class. The rates shown for the representative insured person are for the first rider year, and they generally increase each year thereafter. The rates shown may have been rounded to the nearest penny, and you may get information about the charge that would apply to you by contacting your agent/registered representative for a personalized illustration.

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Fund Fees and Expenses. The following table shows the minimum and maximum total annual fund expenses that you may pay during the time you own the policy. Fund expenses vary from fund to fund and may change from year to year. For more detail about a fund’s fees and expenses, review the fund’s prospectus. See also Fund Fees and Expenses, page 30.

	Minimum	Maximum
Total Annual Fund Expenses [14] (deducted from fund assets)	0.27%	1.26%

Total annual fund expenses are deducted from amounts that are allocated to the fund. They include management fees and other expenses and may include distribution (12b-1) fees. Other expenses may include service fees that may be used to compensate service providers, including the company and its affiliates, for administrative and policy owner services provided on behalf of the fund. Distribution (12b-1) fees are used to finance any activity that is primarily intended to result in the sale of fund shares.

If a fund is structured as a “fund of funds,” total annual fund expenses also include the fees associated with the funds in which it invests. Because of this a fund that is structured as a “fund of funds” may have higher fees and expenses than a fund that invests directly in debt and equity securities. For a list of the “fund of funds” available through the policy, see the chart of funds available through the variable account on page 17.

14 Some funds that are available through the policy have contractual arrangements to waive and/or reimburse certain fund fees and expenses. The minimum and maximum total annual fund expenses shown above do not reflect any of these waiver and/or reimbursement arrangements.

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How the Policy Works

Your Premium
You make a premium payment.
We may deduct from each premium payment:
•Premium Processing Charge.
•Premium Expense Charge.
Net Premium
We allocate the net premium to the investment options you choose.
Fixed Account
Amounts you allocate are held in our general account and earn a fixed rate of interest.
Variable Account
Amounts you allocate are held in subaccounts of the variable account. The subaccounts invest in the funds.
The funds deduct:
•Investment Management Fees.
•Other expenses.
We may deduct transaction fees and charges from your policy value:
•Partial Withdrawal Fee.
•Surrender Charge.
•Transfer Charge.
•Excess Illustration Fee.
•Excess Annual Report Fee.
Policy Value
Your policy value equals the sum of your fixed account, variable account and loan account values.
We may deduct periodic fees and charges from your policy value:
•Cost of Insurance Charge.
•Administrative Charge.
•Mortality and Expense Risk Charge.
Loan Account
An amount set aside as collateral for policy loans.
We may deduct fees and charges from your policy value for the optional benefits and riders you select.
Loans
We charge interest on any outstanding loan amount.
Interest Credited
We credit interest to the amount held in the loan account.

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THE COMPANY, THE VARIABLE
ACCOUNT AND THE FIXED ACCOUNT

ReliaStar Life Insurance Company

We are a stock life insurance company organized in 1885 and incorporated under the laws of the State of Minnesota. We are admitted to do business in the District of Columbia and all states except New York. Our headquarters is at 20 Washington Avenue South, Minneapolis, Minnesota 55401.

We are a wholly owned indirect subsidiary of ING Groep N.V. (“ING”), a global financial institution active in the fields of insurance, banking and asset management. ING is headquartered in Amsterdam, The Netherlands. Although we are an indirect subsidiary of ING, ING is not responsible for the obligations under the policy. The obligations under the policy are solely the responsibility of ReliaStar Life Insurance Company.

Pursuant to an agreement with the European Commission (“EC”), ING has announced its intention to divest itself of ING U.S., Inc. and its subsidiaries, including the company (“ING U.S.”), which constitutes ING’s U.S.-based retirement, investment management and insurance operations. Under the agreement with the EC, ING is required to divest itself of at least 25 percent of ING U.S. by the end of 2013, more than 50 percent by the end of 2014 and 100 percent by the end of 2016. While all options for effecting the separation from ING remain open, ING has announced that the base case for this separation includes an initial public offering (“IPO”) of ING U.S., and in connection with the proposed IPO of its common stock ING U.S. filed a registration statement on Form S-1 with the SEC in November 2012, which was amended in January, March and April 2013. While the base case for the separation is an IPO, all options remain open and it is possible that ING’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers.

 Product Regulation. Our products are subject to a complex and extensive array of state and federal tax, securities and insurance laws and regulations, which are administered and enforced by a number of governmental and self-regulatory authorities, including state insurance regulators, state securities administrators, the SEC, the Financial Industry Regulatory Authority (“FINRA”), the Department of Labor and the Internal Revenue Service (“IRS”). For example, U.S. federal income tax law imposes certain requirements relating to product design, administration and investments that are conditions for beneficial tax treatment of such products under the Internal Revenue Code. See TAX CONSIDERATIONS, page 57, for further discussion of some of these requirements. Failure to administer certain product features could affect such beneficial tax treatment. In addition, state and federal securities and insurance laws impose requirements relating to insurance product design, offering and distribution and administration. Failure to meet any of these complex tax, securities or insurance requirements could subject the company to administrative penalties imposed by a particular governmental or self regulatory authority and

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unanticipated claims and costs associated with remedying such failure. Additionally, such failure could harm the company’s reputation, interrupt the company’s operations or adversely impact profitability.

The Investment Options

You may allocate your premium payments to any of the available investment options. These options include the subaccounts of the variable account and the fixed account. The investment performance of a policy depends on the performance of the investment options you choose.

The Variable Account

We established the Select*Life Variable Account (the “variable account”) on October 11, 1984, as one of our separate accounts under the laws of the State of Minnesota. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”).

We own all of the assets of the variable account and are obligated to pay all amounts due under a policy according to the terms of the policy. Income, gains and losses credited to, or charged against, the variable account reflect the investment experience of the variable account and not the investment experience of our other assets. Additionally, Minnesota law provides that we cannot charge the variable account with liabilities arising out of any other business we may conduct. This means that if we ever became insolvent, the variable account assets will be used first to pay variable account policy claims. Only if variable account assets remain after these claims have been satisfied can these assets be used to pay owners of other policies and creditors. All guarantees and benefits provided under the policy that are not related to the variable account are subject to the claims paying ability of the company and our general account.

The variable account is divided into subaccounts. Each subaccount invests in a corresponding mutual fund. When you allocate premium payments to a subaccount, you acquire accumulation units of that subaccount. You do not invest directly in or hold shares of the mutual funds when you allocate premium payments or policy value to the subaccounts of the variable account.

Funds Available Through the Variable Account. The following chart lists the mutual funds that are currently available through the variable account.

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Certain of these mutual funds are structured as “fund of funds.” A “fund of funds” may have higher fees and expenses than a fund that invests directly in debt and equity securities because they also incur the fees and expenses of the underlying funds in which they invest. The “fund of funds” available through the policy are identified below.

Funds Currently Available Through the Variable Account

  American Funds® – Growth Fund (Class 2)

  American Funds® – Growth-Income Fund (Class 2)

  American Funds® – International Fund (Class 2)

  BlackRock Global Allocation V.I. Fund (Class III)

  Fidelity® VIP Contrafund® Portfolio (Initial Class)

  Fidelity® VIP Equity-Income Portfolio (Initial Class)

  ING BlackRock Health Sciences Opportunities Portfolio (Class I)

  ING BlackRock Large Cap Growth Portfolio (Class I)

  ING Clarion Global Real Estate Portfolio (Class S)

  ING DFA World Equity Portfolio (Class I) 1

  ING FMRSM Diversified Mid Cap Portfolio (Class I)

  ING Franklin Templeton Founding Strategy Portfolio (Class I) 1

  ING Global Perspectives Portfolio (Class I) 1

  ING Global Resources Portfolio (Class I)

  ING Invesco Growth and Income Portfolio (Class S) 2

  ING JPMorgan Emerging Markets Equity Portfolio (Class I)

  ING JPMorgan Small Cap Core Equity Portfolio (Class I)

  ING Large Cap Growth Portfolio (Class I)

  ING Large Cap Value Portfolio (Class I)

  ING Limited Maturity Bond Portfolio (Class S)

  ING Liquid Assets Portfolio (Class I)

  ING MFS Total Return Portfolio (Class I)

  ING MFS Utilities Portfolio (Class I)

  ING Marsico Growth Portfolio (Class I)

  ING Multi-Manager Large Cap Core Portfolio (Class I) 3

  ING PIMCO Total Return Bond Portfolio (Class I)

  ING Pioneer Mid Cap Value Portfolio (Class I)

  ING Retirement Growth Portfolio (Class I) 1

  ING Retirement Moderate Growth Portfolio (Class I) 1

  ING Retirement Moderate Portfolio (Class I) 1

  ING T. Rowe Price Capital Appreciation Portfolio (Class I)

  ING T. Rowe Price Equity Income Portfolio (Class I)

  ING T. Rowe Price International Stock Portfolio (Class I)

  ING U.S. Stock Index Portfolio (Class I)

  ING Baron Growth Portfolio (Class I)

  ING Columbia Small Cap Value II Portfolio (Class I)

  ING Global Bond Portfolio (Class S)

  ING Invesco Comstock Portfolio (Class I) 4

  ING Invesco Equity and Income Portfolio (Class I) 5

  ING JPMorgan Mid Cap Value Portfolio (Class I)

  ING Oppenheimer Global Portfolio (Class I)

  ING Pioneer High Yield Portfolio (Class I)

  ING T. Rowe Price Diversified Mid Cap Growth Portfolio (Class I)

  ING Templeton Foreign Equity Portfolio (Class I)

  ING Balanced Portfolio (Class I)

  ING Intermediate Bond Portfolio (Class I)

  ING Growth and Income Portfolio (Class I)

  ING Index Plus LargeCap Portfolio (Class I)

  ING Index Plus MidCap Portfolio (Class I)

  ING Index Plus SmallCap Portfolio (Class I)

  ING International Index Portfolio (Class S)

  ING RussellTM Large Cap Growth Index Portfolio (Class I)

  ING RussellTM Large Cap Index Portfolio (Class I)

  ING RussellTM Large Cap Value Index Portfolio (Class I)

  ING RussellTM Mid Cap Growth Index Portfolio (Class I)

  ING RussellTM Small Cap Index Portfolio (Class I)

  ING Small Company Portfolio (Class I)

  ING U.S. Bond Index Portfolio (Class I)

  ING SmallCap Opportunities Portfolio (Class I)

  Neuberger Berman AMT Socially Responsive Portfolio® (Class I)

[1]	This fund is structured as a “fund of funds.” See the Fund Fees and Expenses table on page 13 and the Fund of Funds section on page 33 for more information about “fund of funds.”
[2]	Prior to May 1, 2013, this fund was known as the ING Invesco Van Kampen Growth and Income Portfolio.
[3]	Prior to May 1, 2013, this fund was known as the ING Pioneer Fund Portfolio.
[4]	Prior to May 1, 2013, this fund was known as the ING Invesco Van Kampen Comstock Portfolio.
[5]	Prior to May 1, 2013, this fund was known as the ING Invesco Van Kampen Equity and Income Portfolio.

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See Appendix B to this prospectus for more information about the mutual funds available through the variable account, including information about each fund’s investment adviser/subadviser and investment objective. More detailed information about each fund, including information about their investment risks and fees and expenses, can be found in the fund’s current prospectus and Statement of Additional Information. You may obtain these documents by contacting us at our Customer Service Center.

A mutual fund available through the variable account is not the same as a retail mutual fund with the same or similar name. Accordingly, the management, fees and expenses and performance of a fund is likely to differ from a similarly named retail mutual fund.

Voting Privileges. We invest each subaccount’s assets in shares of a corresponding mutual fund. We are the legal owner of the fund shares held in the variable account, and we have the right to vote on certain issues. Among other things, we may vote on issues described in the fund’s current prospectus or issues requiring a vote by shareholders under the 1940 Act.

Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares attributable to your policy. We count fractional shares. If you have a voting interest, we send you proxy material and a form on which to give us your voting instructions.

Each fund share has the right to one vote. The votes of all fund shares are cast together on a collective basis, except on issues for which the interests of the funds differ. In these cases, voting is on a fund-by-fund basis.

Examples of issues that require a fund-by-fund vote are changes in the fundamental investment policy of a particular fund or approval of an investment advisory agreement.

We vote the shares in accordance with your instructions at meetings of the fund’s shareholders. We vote any fund shares that are not attributable to policies and any fund shares for which the owner does not give us instructions in the same proportion as we vote the shares for which we did receive voting instructions. This means that instructions from a small number of shareholders can determine the outcome of a vote. There is no minimum number of shares for which we must receive instructions before we vote the shares.

We reserve the right to vote fund shares without getting instructions from policy owners if the federal securities laws, regulations or their interpretations change to allow this.

You may instruct us only on matters relating to the funds corresponding to those subaccounts in which you have invested assets as of the record date set by the fund’s Board for the shareholders meeting. We determine the number of fund shares in each subaccount of your policy by dividing your variable account value in that subaccount by the net asset value of one share of the matching fund.

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Right to Change the Variable Account. Subject to state and federal law and the rules and regulations thereunder, we may, from time to time, make any of the following changes to our variable account with respect to some or all classes of policies:

  Change the investment objective;

  Offer additional subaccounts that will invest in funds we find appropriate for policies we issue;

  Eliminate subaccounts;

  Combine two or more subaccounts;

  Close subaccounts. We will notify you in advance by a supplement to this prospectus if we close a subaccount. If a subaccount is closed or otherwise is unavailable for new investment, unless you provide us with alternative allocation instructions, all future premiums directed to the subaccount that was closed or is unavailable may be automatically allocated among the other available subaccounts according to your most recent allocation instructions.
  If your most recent allocation instructions do not include any available subaccounts, you must provide us with alternative allocation instructions or the premium payment will be returned to you. You may give us alternative allocation instructions by contacting our Customer Service Center. See also the Transfers section of this prospectus, page 48, for information about making subaccount allocation changes;

  Substitute a new mutual fund for a fund in which a subaccount currently invests. A substitution may become necessary if, in our judgment:

  A fund no longer suits the purposes of your policy;

  There is a change in laws or regulations;

  There is a change in the fund’s investment objectives or restrictions;

  The fund is no longer available for investment; or

  Another reason we deem a substitution is appropriate.

  In the case of a substitution, the new mutual fund may have different fees and charges than the fund it replaced;

  Transfer assets related to your policy class to another separate account;

  Withdraw the variable account from registration under the 1940 Act;

  Operate the variable account as a management investment company under the 1940 Act;

  Cause one or more subaccounts to invest in a mutual fund other than, or in addition to, the funds currently available;

  Stop selling the policy;

  End any employer or plan trustee agreement with us under the agreement’s terms;

  Limit or eliminate any voting rights for the variable account;

  Make any changes required by the1940 Act or its rules or regulations; or

  Close a subaccount to new investments.

We will not make a change until the change is disclosed in an effective prospectus or prospectus supplement, authorized, if necessary, by an order from the SEC, and approved, if necessary, by the appropriate state insurance department(s). We will notify you of any changes. If you wish to transfer the amount you have in the affected subaccount to another subaccount or to the fixed account, you may do so free of charge. Just notify us at our Customer Service Center.

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The Fixed Account

You may allocate all or a part of your net premium and transfer your policy value into the fixed account (except for policies issued in New Jersey). We declare the interest rate that applies to all amounts in the fixed account. This interest rate is never less than 3.00% (4.00% per year for policies with policy dates prior to February 17, 2004). Interest compounds daily at an effective annual rate that equals the declared rate. We credit interest to the fixed account on a daily basis. We pay interest regardless of the actual investment performance of our general account. We bear all of the investment risk for the fixed account.

Your fixed account value equals the net premium you allocate to the fixed account, plus interest earned, minus amounts you transfer out or withdraw. It may be reduced by fees and charges assessed against your policy value.

The fixed account guarantees principal and is part of our general account. The general account supports our non-variable insurance and annuity obligations. We have not registered interests in the fixed account under the Securities Act of 1933, as amended (“1933 Act”). Also, we have not registered the fixed account or the general account as an investment company under the 1940 Act (because of exemptive and exclusionary provisions). This means that the general account, the fixed account and interests in it are generally not subject to regulation under these Acts. All guarantees and benefits provided under the policy that are not related to the variable account are subject to the claims paying ability of the company and our general account.

The SEC staff has not reviewed the disclosures in this prospectus relating to the general account and the fixed account. These disclosures, however, may be subject to certain requirements of the federal securities law regarding accuracy and completeness of statements made.

DETAILED INFORMATION ABOUT THE
POLICY

This prospectus describes our standard Select*Life II variable universal life insurance policy. The policy provides death benefits, cash values and other features of traditional life insurance contracts. There may be variations in policy features, benefits and charges because of requirements of the state where we issue your policy. We describe all such differences in your policy.

If you would like to know about state variations, please ask your agent/registered representative. We can provide him/her with the list of variations that will apply to your policy.

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We and our affiliates offer various other products with different features and terms than the policy offered through this prospectus and that may offer some or all of the same funds. These products have different benefits, fees and charges and may or may not better match your needs. Please note that some of the company’s management personnel and certain other employees may receive a portion of their employment compensation based on the amount of policy values allocated to funds affiliated with ING. You should be aware that there may be alternative products available, and if you are interested in learning more about these other products, contact our Customer Service Center or your agent/registered representative.

Important Information Regarding Changes in State Insurance Laws and Federal Income Tax Rules

Effective January 1, 2009, to comply with state insurance and federal income tax laws, all new life insurance policies must be based on the 2001 Commissioners Standard Ordinary (“CSO”) mortality tables. The policy described in this prospectus is based on the 1980 CSO mortality tables (“1980 CSO policy”). While the policy described in this prospectus is already no longer offered for new sales, please be aware that there may be limitations on what changes or modifications can be made to an existing 1980 CSO policy.

If you are considering making any change or modification to your existing 1980 CSO policy, please contact us to see if such change or modification will be allowed. You should also consult with a qualified tax adviser to determine what effect the change or modification will have on your policy.

Purchasing a Policy

The policy is no longer offered for new sales. When you purchased the policy, however, you were required to submit an application to us. On that application you were required to select, among other things:

  The amount of your insurance coverage (which generally must be at least $50,000.00 ($25,000.00 for polices with policy dates prior to February 17, 2004));

  Your initial death benefit option; and

  Any riders or optional benefits.

On the application you provided us with certain health and other necessary information. Upon receipt of an application, we followed our underwriting procedures to determine whether the proposed insured person was insurable by us. Before we made this determination, we may have needed to request and review medical examinations of and other information about the proposed insured person. Through our underwriting process, we also determined the risk class for the proposed insured person if the application was accepted. Risk class is based on such factors as the proposed insured person’s age, gender and health. Risk class will impact the cost of insurance rates you will pay and may also affect premiums and other policy fees, charges and benefits.

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We reserve the right to reject an application for any reason permitted by law. If an application is rejected, any premium received will be returned without interest.

On the date coverage under the policy begins (the “policy date”), the person on whose life we issue the policy (the “insured person”) generally can be no more than age 80. “Age” under the policy means the insured person’s age as of the policy date. From time to time, we may accept an insured person who exceeds our normal maximum age limit. We will not unfairly discriminate in determining the maximum age at issue. All exceptions to our normal limits are dependent upon our ability to obtain acceptable reinsurance coverage for our risk with an older insured.

You may have requested that we back-date the policy up to six months to allow the insured person to give proof of a younger age for the purposes of your policy. Except for cash on delivery policies, we generally will not reissue a policy to change the policy date.

Important Information About the Term Insurance Rider. It may be to your economic advantage to include part of your insurance coverage under the Term Insurance Rider. Working with your agent/registered representative, consider the factors described in the Term Insurance Rider section of this prospectus, page 39, when deciding the appropriate usage of the Term insurance Rider for your particular situation.

Premium Payments

Premium payments are flexible and you may choose the amount and frequency of premium payments, within limits, including:

  We may refuse to accept any premium less than $25.00;

  You cannot pay additional premiums after age 95;

  We may refuse to accept any premium that would disqualify your policy as life insurance under Section 7702 of the Internal Revenue Code;

  We may refuse to accept any premium that would cause your policy to become a modified endowment contract under Section 7702A of the Internal Revenue Code without your prior written acknowledgement accepting your policy as a modified endowment contract; and

  We may refuse to accept any premium that does not comply with our anti- money laundering program. See Anti-Money Laundering, page 67.

After we deduct the premium expense charge from your premium payments, we apply the remaining net premium to your policy as described below.

A premium payment is received by us when it is received at our offices. After you have paid your minimum initial premium, we suggest you send payments directly to us, rather than through your agent/registered representative, to assure the earliest crediting date.

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Insurance coverage does not begin until we receive your minimum initial premium. The minimum initial premium is generally equal to at least the minimum premiums for the first three months. The minimum premium is based on monthly rates that vary according to the insured person’s gender, risk class and age. Optional rider benefits have their own minimum premium rates. If you authorize premiums to be paid by electronic funds transfer, we will issue a policy upon receipt of the minimum premium for the first month and the required completed electronic funds transfer forms.

Your policy will indicate the minimum premium that applies to you. You are not required to pay the minimum premium, but payment of the minimum premium will keep your policy in force during the Death Benefit Guarantee period. See Death Benefit Guarantee, page 37. Payment of the minimum premium may or may not be enough to keep your policy in force beyond the Death Benefit Guarantee period.

Premium Payments Affect Your Coverage. During the Death Benefit Guarantee period, the Death Benefit Guarantee lasts only if your cumulative premium payments to the next monthly processing date, minus any partial withdrawals or loans, are at least equal to the sum of minimum premium payments applicable to the guarantee. If they are not and your surrender value is not enough to pay the periodic fees and charges, when due, then your policy will enter the 61-day grace period and you must make a sufficient premium payment to avoid lapse and loss of insurance coverage. See Lapse, page 55.

Allocation of Net Premium. Until your initial net premium is allocated as described below, we hold premiums in a general suspense account. Premiums held in this suspense account do not earn interest.

We apply the initial net premium to your policy after all of the following conditions have been met:

  We receive the required initial minimum premium;

  All issue requirements have been received by our Customer Service Center; and

  We approve your policy for issue.

We allocate your initial net premium according to the premium allocation instructions specified on the application in whole percentages totaling 100.00% on the valuation date next following the policy date.

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All net premiums we receive after the initial premium are allocated to your policy on the valuation date of receipt. We will use your most recent premium allocation instructions specified in whole percentages totaling 100.00%. If your most recent premium allocation instructions includes a mutual fund that corresponds to a subaccount that is closed to new investment (we will notify you in advance by a supplement to this prospectus if we close a subaccount) or is otherwise unavailable, net premium received that would have been allocated to the subaccount corresponding to the closed or otherwise unavailable mutual fund may be automatically allocated among the other available subaccounts according to your most recent allocation instructions. If your most recent allocation instructions do not include any available funds, you must provide us with alternative allocation instructions or the premium payment will be returned to you. You may give us alternative allocation instructions by contacting our Customer Service Center. Your failure to provide us with alternative allocation instructions before we return your premium payment(s) may result in your policy entering the 61 day grace period and/or your policy lapsing without value. See Lapse, page 55, for more information on how to keep your policy from lapsing. See also Reinstatement, page 56, for more information about how to put your policy back in force if it has lapsed.

Free Look Period

You have the right to examine your policy and return it to us (for any reason) within the period shown in the policy. The period during which you have this right is called the free look period. If you request a free look refund or return your policy to us during the free look period, we cancel it as of your policy date. The length of the free look period is determined by state law but generally lasts until:

  Midnight of the twentieth day after you receive your policy;

  Midnight of the twentieth day after a written Notice of Right of Withdrawal is mailed or delivered to you; or

  Midnight of the forty-fifth day after the date your application for the policy is signed.

If you cancel your policy during the free look period, you will receive a refund as determined by state law. Generally, the amount of the refund will equal the sum of all premiums we have received, although certain states may require the refund of a different amount.

The length of the free look period and the free look refund that applies in your state are shown in your policy.

Fees and Charges

We deduct fees and charges under the policy to compensate us for:

  Providing the insurance benefits of the policy (including any rider benefits);

  Administering the policy;

  Assuming certain risks in connection with the policy; and

  Incurring expenses in distributing the policy.

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The amount of a fee or charge may be more or less than the cost associated with the service or benefit. Accordingly, excess proceeds from one fee or charge may be used to make up a shortfall on another fee or charge, and we may earn a profit on one or more of these fees and charges. We may use any such profits for any proper corporate purpose, including, among other things, payments of sales expenses.

Transaction Fees and Charges

We deduct the following transaction fees and charges from your policy value each time you make certain transactions.

Premium Expense Charge. We deduct a premium expense charge from each premium payment we receive. This charge is 5.00% of each premium payment and consists of a 2.50% sales charge and a 2.50% premium tax charge.

This charge helps offset:

  The expenses we incur in selling the policy;

  The costs of various state and local taxes. We pay state and local taxes in almost all states. These taxes vary in amount from state to state and may vary from jurisdiction to jurisdiction within a state; and

  The cost associated with the federal income tax treatment of our deferred acquisition costs. This cost is determined solely by the amount of life insurance premium we receive.

Premium Processing Charge. We may deduct a charge of up to $2.00 per premium payment to reimburse us for the cost of collecting and processing premiums. If imposed, this charge will be deducted from premium payments before the percentage deductions for sales charges and premium taxes. We currently do not impose this charge.

Partial Withdrawal Fee. We deduct a partial withdrawal fee each time you take a partial withdrawal from your policy. The amount of this fee is currently $10.00, but we reserve the right to deduct up to $25.00 for each partial withdrawal. We deduct the partial withdrawal fee proportionately from your remaining fixed and variable account values.

This fee helps offset the expenses we incur when processing a partial withdrawal.

Surrender Charge. We deduct a surrender charge during the first 15 policy years or the first 15 years after an increase in your insurance coverage when you:

  Surrender your policy; or

  Allow your policy to lapse.

The surrender charge is made up of two parts:

  A contingent deferred administrative charge; and

  A contingent deferred sales charge.

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The contingent deferred administrative charge is $5.00 per $1,000.00 of insurance coverage. The contingent deferred administrative charge remains level for the first five segment years and then decreases uniformly each month until it becomes zero at the end of the fifteenth segment year. Each coverage segment will have its own contingent deferred administrative charge which will apply only to that segment.

The contingent deferred sales charge rates are set when you purchase a policy or increase your insurance coverage. The contingent deferred sales charge rates are based on the gender, age and risk class of the insured person. See the Transaction Fees and Charges table beginning on page 8 for the minimum and maximum contingent deferred sales charge rates and the rates for a representative insured person. Contingent deferred sales charge rates will not exceed $46.40 per $1,000.00 of coverage and the rates that apply to you are set forth in your policy. Each coverage segment will have its own rates which will apply only to that segment. The contingent deferred sales charge remains level for the first five segment years then decreases uniformly each month until it becomes zero at the end of the fifteenth segment year.

In the early policy years the total surrender charge usually exceeds the policy value because the surrender charge is usually more than the cumulative minimum premiums minus policy fees and charges. Therefore, you should purchase a policy only if you intend and have the financial capability to keep the policy in force for a substantial period of time.

The surrender charge helps offset the expenses we incur in selling the policy.

Transfer Charge. We currently do not assess a charge for transfers between any of the investment options. We reserve the right, however, to charge up to $25.00 for each transfer. Transfers associated with policy loans, the dollar cost averaging or automatic rebalancing programs, or the exercise of conversion rights will not count as transfers when calculating any applicable transfer charge.

This charge helps offset the expenses we incur when processing transfers.

Excess Illustration Fee. We currently do not assess this fee, but unless prohibited under state law, we reserve the right to assess a fee of up to $50.00 for each illustration of your policy values you request after the first each policy year.

This fee helps offset the costs we incur when processing requests for excess illustrations.

Excess Annual Report Fee. We currently do not assess this fee, but we reserve the right to assess a fee of up to $50.00 for each annual report you request after the first each policy year.

This fee helps offset the costs we incur when processing requests for excess annual reports.

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Periodic Fees and Charges

We deduct the following periodic fees and charges from
your policy value on the monthly processing date. The
monthly processing date is the same date each month as
your policy date. If that date is not a valuation date, then
the monthly processing date is the next valuation date.	In the policy form the “monthly processing date” is referred to as the “Monthly Anniversary.”

Cost of Insurance. The cost of insurance charge is equal to our current monthly cost of insurance rates multiplied by the net amount at risk for each segment of your insurance coverage. The net amount at risk as calculated on each monthly processing date equals the difference between:

  Your current base death benefit, discounted to take into account one month’s interest earnings at an assumed 5.00% annual interest rate; and

  Your policy value minus the periodic fees and charges due on that date, other than cost of insurance charges.

Monthly cost of insurance rates are based on the insured person’s age at issue, gender, risk class and amount of insurance coverage on the policy date and each date you increase your insurance coverage (a “segment date”) and the policy year. They will not, however, be greater than the guaranteed cost of insurance rates shown in the policy, which are based on the 1980 Commissioner’s Standard Ordinary Sex Distinct Mortality Tables. We will apply unisex rates where appropriate under the law. This currently includes the states of Massachusetts and Montana. The rates that apply to you are set forth in your policy. See the Periodic Fees and Charges table beginning on page 9 for the minimum and maximum cost of insurance rates and the rates for a representative insured person.

Separate cost of insurance rates apply to each segment of your insurance coverage and your riders. The maximum rates for the initial and each new segment of your insurance coverage are printed in your policy schedule pages.

The cost of insurance charge varies from month to month because of changes in your net amount at risk, changes in your death benefit and the increasing age of the insured person. The net amount at risk is affected by the same factors that affect your policy value, namely:

  The net premium applied to your policy;

  The fees and charges we deduct;

  Any partial withdrawals you take;

  Interest earnings on the amounts allocated to the fixed account;

  Interest earned on amounts held in the loan account; and

  The investment performance of the funds underlying the subaccounts of the variable account.

We calculate the net amount at risk separately for each segment of your insurance coverage.

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The cost of insurance charge compensates us for the ongoing costs of providing insurance coverage, including the expected cost of paying death proceeds that may be more than your policy value.

Administrative Charge. The monthly administrative charge for policies with policy dates prior to February 17, 2004, is currently $8.25 and is guaranteed not to exceed $12.00.

The monthly administrative charge for policies with policy dates on or after February 17, 2004, is currently $10.00 and is guaranteed not to exceed $10.00.

The administrative charge helps compensate us for the costs associated with administering the policies.

Mortality and Expense Risk Charge. During the first ten policy years, the monthly mortality and expense risk charge is 0.075% (0.90% annually) of your variable account value. For policies with policy dates prior to February 17, 2004, after the tenth policy year this charge is currently 0.0375% per month (0.45% annually), guaranteed not to exceed 0.075% per month (0.90% annually). For policies with policy dates on or after February 17, 2004, after the tenth policy year this charge is eliminated.

This charge helps compensate us for the mortality and expense risks we assume when we issue a policy. The mortality risk is that insured people, as a group, may live less time than we estimated. The expense risk is that the costs of issuing and administering the policies and operating the subaccounts of the variable account are greater than we estimated.

Rider Fees and Charges

There may be separate fees and charges if you add any optional rider benefits or exercise certain automatic rider benefits. For more information about rider benefits and the applicable fees and charges, see the Optional Rider Fees and Charges table beginning on page 11 and the Optional Rider Benefits section on page 38. See also the Transaction Fees and Charges table beginning on page 8 and the Automatic Rider Benefits section on page 42.

Sales Charge Refund

We may refund a portion of the contingent deferred sales charge if you:

  Surrender your policy during the first two policy years; or

  Cancel an increase in your insurance coverage during the first two segment years and subsequently surrender your policy.

This refund is referred to as the sales charge refund.

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The sales charge refund will equal the amount by which the total sales charge deducted (which consists of the 2.50% sales charge deducted as part of the premium expense charge plus the contingent deferred sales charge) exceeds:

  30.00% of premium payments you made during the first segment year for each coverage segment up to the surrender charge guideline premium; plus

  9.00% of premium payments you made that exceed your surrender charge guideline premium.

For any coverage segment created because of an increase in the amount of your insurance coverage, a proportionate amount of the existing policy value on the effective date of the increase will be considered a premium payment made during the first segment year for that segment. Subsequent premium payments will be prorated among the coverage segments.

The surrender charge guideline premium is based on the age and gender of the insured person and equals:

  The initial amount of your insurance coverage or any increased coverage amount; divided by

  1,000; multiplied by

  An applicable surrender charge guideline factor.

The applicable surrender charge guideline factor(s) will vary by age and gender of the insured person and are set forth in your policy.

Waiver and Reduction of Fees and Charges

We may waive or reduce any of the fees and charges under the policy, as well as the minimum amount of insurance coverage set forth in this prospectus. Any waiver or reduction will be based on expected economies that result in lower sales, administrative or mortality expenses. For example, we may expect lower expenses in connection with sales to:

  Certain groups or sponsored arrangements (including our employees, certain family members of our employees, our affiliates and our appointed sales agents);

  Corporate purchasers; or

  Our policyholders or the policyholders of our affiliated companies.

Any variation in fees and charges will be based on differences in costs or services and our rules in effect at the time. We may change our rules from time to time, but we will not unfairly discriminate in any waiver or reduction.

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Fund Fees and Expenses

As shown in the fund prospectuses and described in the Fund Fees and Expenses table on page 13 of this prospectus, each underlying mutual fund deducts management/investment advisory fees from the amounts allocated to the funds. In addition, each underlying mutual fund deducts other expenses, which may include service fees that may be used to compensate service providers, including the company and its affiliates, for administrative and policy owner services provided on behalf of the fund. Furthermore, certain underlying mutual funds deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of fund shares. Fund fees and expenses are deducted from the value of the fund shares on a daily basis, which in turn affects the value of each subaccount that purchases fund shares. Fund fees and expenses are one factor that impacts the value of a fund’s shares. To learn more about fund fees and expenses, the additional factors that can affect the value of a fund’s shares and other important information about the funds, refer to the fund prospectuses.

Less expensive share classes of the underlying mutual funds offered through this policy may be available for investment outside of this policy. You should evaluate the expenses associated with the underlying mutual funds available through this policy before making a decision to invest.

Revenue from the Funds

The company may receive compensation from each of the underlying mutual funds or from the funds’ affiliates. For certain funds, some of the compensation may be paid out of 12b-1 fees or service fees that are deducted from fund assets. Any such fees deducted from fund assets are disclosed in the fund prospectuses. The company may also receive additional compensation from certain funds for administrative, recordkeeping or other services provided by the company to the funds or the funds’ affiliates. These additional payments may also be used by the company to finance distribution. These additional payments are made by the funds or the funds’ affiliates to the company and do not in increase, directly or indirectly, the fund fees and expenses.

The amount of revenue the company may receive from each of the underlying mutual funds or from the funds’ affiliates may be substantial, although the amount and types of revenue vary with respect to each of the funds offered through the policy. This revenue is one of several factors we consider when determining the policy fees and charges and whether to offer a fund through our policies. Fund revenue is important to the company’s profitability, and it is generally more profitable for us to offer affiliated funds than to offer unaffiliated funds.

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Assets allocated to affiliated funds, meaning mutual funds managed by Directed Services LLC, ING Investments, LLC or another company affiliate, generate the largest dollar amount of revenue for the company. Affiliated funds may also be subadvised by a company affiliate or by an unaffiliated third party. Assets allocated to unaffiliated funds, meaning funds managed by an unaffiliated third party, generate lesser, but still substantial, dollar amounts of revenue for the company. The company expects to earn a profit from this revenue to the extent it exceeds the company’s expenses, including the payment of sales compensation to our distributors.

Revenue Received from Affiliated Funds. The revenue received by the company from affiliated mutual funds may be deducted from fund assets and may include:

  A share of the management fee;

  Service fees;

  For certain share classes, compensation paid from 12b-1 fees; and

  Other revenues that may be based either on an annual percentage of average net assets held in the fund by the company or a percentage of the fund’s management fees.

In the case of affiliated funds subadvised by unaffiliated third parties, any sharing of the management fee between the company and the affiliated investment adviser is based on the amount of such fee remaining after the subadvisory fee has been paid to the unaffiliated subadviser. Because subadvisory fees vary by subadviser, varying amounts of revenue may be retained by the affiliated investment adviser and ultimately shared with the company. The sharing of the management fees between the company and the affiliated investment adviser does not increase, directly or indirectly fund fees and expenses. The company may also receive additional compensation in the form of intercompany payments from an affiliated fund’s investment adviser or the investment adviser’s parent in order to allocate revenue and profits across the organization. The intercompany payments and other revenue received from affiliated funds provide the company with a financial incentive to offer affiliated funds through the policy rather than unaffiliated funds.

Additionally, in the case of affiliated funds subadvised by third parties, no direct payments are made to the company or the affiliated investment adviser by the subadvisers. However, subadvisers may provide reimbursement for employees of the company or its affiliates to attend business meetings or training conferences.

Revenue Received from Unaffiliated Funds. Revenue received from each of the unaffiliated mutual funds or their affiliates is based on an annual percentage of the average net assets held in that fund by the company. Some unaffiliated funds or their affiliates pay us more than others and some of the amounts we receive may be significant.

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The revenue received by the company or its affiliates from unaffiliated funds may be deducted from fund assets and may include:

  Service fees;

  For certain share classes, compensation paid from 12b-1 fees; and

  Additional payments for administrative, recordkeeping or other services that we provide to the funds or their affiliates, such as processing purchase and redemption requests, and mailing fund prospectuses, periodic reports and proxy materials. These additional payments do not increase directly or indirectly the fees and expenses shown in each fund’s prospectus. These additional payments may be used by us to finance distribution of the policy.

If the unaffiliated fund families currently offered through the policy that made payments to us were individually ranked according to the total amount they paid to the company or its affiliates in 2012 in connection with the registered variable life insurance policies issued by the company, that ranking would be as follows:

  Fidelity® Variable Insurance Product Portfolios;

  BlackRock V.I. Funds; and

  Neuberger Berman Advisers Management Trust.

If the revenues received from the affiliated funds were taken into account when ranking the funds according to the total dollar amount they paid to the company or its affiliates in 2012, the affiliated funds would be at the top of the list.

In addition to the types of revenue received from affiliated and unaffiliated funds described above, affiliated and unaffiliated funds and their investment advisers, subadvisers or affiliates may participate at their own expense in company sales conferences or educational and training meetings. In relation to such participation, a fund’s investment adviser, subadviser or affiliate may help offset the cost of the meetings or sponsor events associated with the meetings. In exchange for these expense offset or sponsorship arrangements, the investment adviser, subadviser or affiliate may receive certain benefits and access opportunities to company sales representatives and wholesalers rather than monetary benefits. These benefits and opportunities may include, but are not limited to, co-branded marketing materials, targeted marketing sales opportunities, training opportunities at meetings, training modules for sales personnel and opportunities to host due diligence meetings for representatives and wholesalers.

Please note that certain management personnel and other employees of the company or its affiliates may receive a portion of their total employment compensation based on the amount of net assets allocated to affiliated funds. See

Distribution of the Policy, page 73.

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Fund of Funds

Certain funds may be structured as “fund of funds.” These funds may have higher fees and expenses than a fund that invests directly in debt and equity securities because they also incur the fees and expenses of the underlying funds in which they invest. These funds are affiliated funds, and the underlying funds in which they invest may be affiliated as well. The fund prospectuses disclose the aggregate annual operating expenses of each fund and its corresponding underlying fund or funds. These funds are identified in the list of funds available through the variable account on page 17.

Death Benefits

You decide the amount of life insurance protection you
need, now and in the future. Generally, we require a
minimum of $50,000.00 ($25,000.00 for policies with
policy dates prior to February 17, 2004) of coverage to
issue your policy. We may lower this minimum for
certain group, sponsored or corporate purchasers. The
amount of insurance coverage in effect on your policy
date is your initial coverage segment.	In the policy form the amount of insurance coverage you select is referred to as the “Face Amount.”

It may be to your economic advantage to include part of your insurance coverage under the Term Insurance Rider. See Important Information About the Term Insurance Rider, page 40.

Changes in the Amount of Your Insurance Coverage

Subject to certain limitations, you may change the amount of your insurance coverage. The change will be effective on the next monthly processing date after we receive your written request or next monthly processing date after underwriting approval (if required), whichever is later.

There may be underwriting or other requirements that must be met before we will approve a change. After we approve your request to change the amount of insurance coverage under the policy, we will send a new policy schedule page to you. You should attach it to your policy. We may ask you to return your policy to our Customer Service Center so that we can make this change for you.

Increases in the amount of your insurance coverage must be at least $5,000.00 and may be permitted until age 80.

A requested increase in insurance coverage will cause a new coverage segment to be created. A coverage segment or segment is a block of insurance coverage. Once we create a new segment, it is permanent unless the law requires differently.

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Each new segment will have:

  A new surrender charge and surrender charge guideline factor;

  New cost of insurance charges, guaranteed and current;

  A new incontestability period;

  A new suicide exclusion period; and

  A new minimum premium.

In determining the net amount at risk for each coverage segment, we allocate the policy value first to the initial segment and any excess to additional segments starting with the first.

You may not decrease the amount of your insurance coverage below $50,000.00 ($25,000.00 for policies with policy dates prior to February 17, 2004). You cannot request a decrease in the amount of your insurance coverage more frequently than once every six months. Decreases in insurance coverage on policies with multiple coverage segments will be made in the following order:

1.	From the most recent segment;
2.	From the next more recent segments successively; and
3.	From the initial segment.

Decreases in insurance coverage may result in:

  A shortened Death Benefit Guarantee period if the Term Insurance Rider is attached;

  Reduced minimum premium amounts; and

  Reduced cost of insurance charges.

Decreases in insurance coverage will not result in reduced surrender charges.

We reserve the right to not approve a requested change in your insurance coverage that would disqualify your policy as life insurance under Section 7702 of the Internal Revenue Code. In addition, we may refuse to approve a requested change in your insurance coverage that would cause your policy to become a modified endowment contract under Section 7702A of the Internal Revenue Code without your prior written acknowledgment accepting your policy as a modified endowment contract. Decreasing the amount of insurance coverage under your policy could cause your policy to be considered a modified endowment contract. If this happens, prior and subsequent distributions from the policy (including loans) may be subject to adverse tax treatment. You should consult a qualified tax adviser before changing your amount of insurance coverage. See Modified Endowment Contracts, page 59.

Death Benefit Qualification Test

The death benefit proceeds are generally not subject to federal income tax if your policy continues to meet the federal income tax definition of life insurance. Your policy will meet this definition of life insurance provided that it meets the requirements of the guideline premium test.

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The guideline premium test requires that premium payments do not exceed certain statutory limits and your death benefit is at least equal to your policy value multiplied by a factor defined by law. The guideline premium test provides for a maximum amount of premium in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The factors for the guideline premium test can be found in Appendix A of this prospectus.

Certain changes to a policy that uses the guideline premium test may allow the payment of premium in excess of the statutory limits in order to keep the policy from lapsing. In this circumstance, any such excess premium will be allocated to the fixed account in order for the policy to continue to meet the federal income tax definition of life insurance.

Death Benefit Options

There are two death benefit options available under the base policy. You choose the option you want when you apply for the policy, but you may change that choice after the second policy year.

Option 1. Under death benefit Option 1, before age 95
the base death benefit is the greater of the amount of
insurance coverage you have selected or your policy
value multiplied by the appropriate factor from the
definition of life insurance factors described in
Appendix A. Under this option your base death benefit
will remain level unless your policy value multiplied by
the appropriate factor described in Appendix A exceeds
the death benefit. In this case, your death benefit will
vary as the policy value varies.	In the policy form, death benefit “Option 1” is referred to as the “Level Amount Option” or “Option A” and death benefit “Option 2” is referred to as the “Variable Amount Option” or “Option B.”

Option 2. Under death benefit Option 2, before age 95
the base death benefit is the greater of the amount of
insurance coverage you have selected plus your policy
value or your policy value multiplied by the appropriate
factor from the definition of life insurance factors
described in Appendix A. Under this option your base
death benefit will vary as the policy value varies.

Unless you notify us in writing otherwise, at age 95 your policy value will automatically be applied to purchase fixed paid-up life insurance and your death benefit may change. See Paid-Up Life Insurance, page 54.

Which Death Benefit Option to Choose. If you are satisfied with the amount of your existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value and lower cost of insurance charges, you should choose Option 1. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should choose Option 2.

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Changing Death Benefit Options. After the second policy year, you may change death benefit options.

Changing your death benefit option may reduce or increase your insurance coverage but will not change the amount of your base death benefit. We may not approve a death benefit option change if it reduces the amount of insurance coverage below the minimum we require to issue your policy. On the effective date of your option change, your insurance coverage will change as follows:

Change From:	Change To:	Insurance Coverage Following the Change:
Option 1	Option 2	· Your insurance coverage before the change minus your policy value as of the effective date of the change.
Option 2	Option 1	· Your insurance coverage before the change plus your policy value as of the effective date of the change.

Your death benefit option change is effective on your next monthly processing date after we approve it.

After we approve your request, we send a new policy schedule page to you. You should attach it to your policy. We may ask you to return your policy to our Customer Service Center so that we can make this change for you.

If a death benefit option change causes the amount of insurance coverage to change, no new coverage segment(s) is (are) created. Instead, the size of each existing segment(s) is (are) changed. If you change death benefit options, there is no change to the amount of term insurance coverage if you have added the Term Insurance Rider to your policy.

Changing your death benefit option may have tax consequences. You should consult a qualified tax adviser before making changes.

Death Benefit Proceeds

After the insured person’s death, if your policy is in force we pay the death benefit proceeds to the beneficiaries. The beneficiaries are the people you name to receive the death benefit proceeds from your policy. The death benefit proceeds are equal to:

  Your base death benefit; plus

  The amount of any rider benefits; minus

  Any outstanding policy loan and accrued loan interest; minus

  Any outstanding fees and charges incurred before the insured person’s death; minus

  Any outstanding accelerated death benefit lien including accrued lien interest.

The death benefit is calculated as of the insured person’s death and will vary depending on the death benefit option you have chosen.

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Death Benefit Guarantee

The policy has a Death Benefit Guarantee which provides that the policy will not lapse even if the surrender value is not enough to pay the periodic fees and charges each month.

In general, the two most significant benefits of the Death Benefit Guarantee are:

  During the early policy years, the surrender value (even when supplemented by the sales charge refund) may not be enough to cover the periodic fees and charges due each month, so that the Death Benefit Guarantee may be necessary to avoid lapse of the policy. This occurs when the surrender charge exceeds the policy value in these years. Likewise, if you request an increase in the amount of your insurance coverage, an additional surrender charge will apply for the 15 years following the increase, which could create a similar possibility of lapse as exists during the early policy years; and

  To the extent the surrender value declines due to poor investment performance of the funds underlying the subaccounts of the variable account or due to an additional surrender charge after a requested increase in the amount of your insurance coverage, the surrender value may not be sufficient even in later policy years to cover the periodic fees and charges due each month. Accordingly, the Death Benefit Guarantee may be necessary in later policy years to avoid lapse of the policy.

The Death Benefit Guarantee is standard on every policy. It provides a guarantee that your policy will not lapse until the insured person reaches age 65 or for five policy years, if longer, provided your cumulative premium payments, minus any partial withdrawals or loans, are at least equal to the sum of minimum premium payments to the next monthly processing date. The guarantee period may be shorter if your policy is rated substandard or if you have added the Term Insurance Rider to your policy. There is no charge for this guarantee.

You should consider the following factors in relation to the Death Benefit Guarantee:

  The amount of the minimum premium for your policy is set forth in your policy (see Premium Payments, page 22);

  The minimum premium for your policy is based on monthly rates that vary according to the insured person’s gender, risk class and age;

  Even though you may pay less than the minimum premium amount, you may lose the significant protection provided by the Death Benefit Guarantee by doing so;

  A loan may cause the termination of this guarantee because we deduct your loan amount from cumulative premiums paid when calculating whether you have paid sufficient premiums to keep the guarantee in effect; and

  Even if the Death Benefit Guarantee terminates, your policy will not necessarily lapse (see Lapse, page 55).

We will notify you if on any monthly processing date you have not paid enough premium to maintain the Death Benefit Guarantee. This notice will show the amount of premium required to maintain this guarantee. If we do not receive the required premium payment within 61 days from the date of our notice, the Death Benefit Guarantee will terminate.

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Except by administrative practice during the first five policy years you cannot reinstate a terminated Death Benefit Guarantee. This practice may be discontinued at any time without prior notice.

Additional Insurance Benefits

Your policy may include additional insurance benefits, attached by rider. There are two types of riders:

  Those that provide optional benefits that you must select before they are effective; and

  Those that automatically come with the policy.

The following information does not include all of the terms and conditions of each rider, and you should refer to the rider to fully understand its benefits and limitations. We may offer riders not listed here. Not all riders may be available under your policy. Contact your agent/registered representative for a list of riders and their availability.

Optional Rider Benefits

The following riders may have an additional cost, but you may cancel optional riders at any time. Adding or canceling riders may have tax consequences. See Modified Endowment Contracts, page 59.

Accidental Death Benefit Rider. The Accidental Death Benefit Rider provides an additional insurance benefit if the insured person dies from an accidental injury before age 70. You may apply for this rider when you apply for the base policy or anytime after your policy is issued. The minimum amount of coverage under this rider is $5,000.00. The maximum amount of coverage is $300,000.00, but may be less depending on the age of the insured person.

You should consider the following when deciding whether to add the Accidental Death Benefit Rider to your policy:

  Subject to certain limits, you can increase the amount of coverage under this rider after the second policy year;

  You can decrease the amount of coverage under this rider after the second policy year;

  The minimum premium for this rider is based on monthly rates that vary according to the insured person’s risk class and age;

  The current cost of insurance rates for this rider are different than those for the base policy (see the Optional Rider Fees and Charges table beginning on page 11);

  The policy’s periodic fees and charges do not apply to coverage under this rider; and

  This rider does not have a surrender charge.

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Additional Insured Rider. The Additional Insured Rider provides ten-year, guaranteed level premium and level term coverage on the insured person or the insured person’s spouse or children. You may apply for this rider when you apply for the base policy or anytime after your policy is issued. The minimum amount of coverage under this rider is $10,000.00.

You should consider the following when deciding whether to add the Additional Insured Rider to your policy:

  You cannot increase the amount of coverage under this rider after issue;

  You can decrease the amount of coverage under this rider after the second policy year;

  The minimum premium for this rider is based on monthly rates that vary according to the insured person’s gender, risk class and age;

  The current cost of insurance rates for this rider are different than those for the base policy (see the Optional Rider Fees and Charges table beginning on page 11);

  The policy’s periodic fees and charges do not apply to coverage under this rider; and

  This rider does not have a surrender charge.

Additionally, before age 75 you can convert the coverage under this rider to any other whole life policy we offer at the time. No evidence of insurability will be required for the new whole life policy, and the premiums and cost of insurance charges for this new policy will be based on the insured person’s age at the time of conversion.

Children’s Insurance Rider. The Children’s Insurance Rider provides up to $10,000.00 of term life insurance coverage on the life of each of the insured person’s children. You may add this rider when you apply for the base policy or anytime after your policy is issued. The maximum amount of coverage under this rider is $10,000.00. The minimum amount of coverage under this rider is $1,000.00.

You should consider the following when deciding whether to add the Children’s Insurance Rider to your policy:

  Term coverage under this rider is available to age 25 of each child (or for 25 years from the issue date of this rider, if earlier);

  The current cost of insurance rates for this rider are different than those for the base policy (see the Optional Rider Fees and Charges table beginning on page 11);

  Subject to certain limits you may increase insurance coverage under this rider; and

  Decreases in the amount of insurance coverage under this rider are allowed, but at least six months must elapse between decreases.

Term Insurance Rider. The Term Insurance Rider provides an additional level term insurance benefit if the insured person dies before age 95. You may apply for this rider only when you apply for the base policy and the minimum amount of coverage under this rider is $100,000.00. The maximum amount of coverage under this rider is no more than three times the amount of insurance coverage selected under the base policy.

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You should consider the following when deciding whether to add the Term Insurance Rider to your policy:

  This rider is only available on policies dated on or after February 17, 2004;

  You cannot increase the amount of coverage under this rider after issue;

  You can decrease the amount of coverage under this rider after the first policy year;

  The minimum premium for this rider is based on monthly rates that very according to the insured person’s gender, risk class and age;

  The current cost of insurance rates for this rider are generally less than those for the base policy (see the Optional Rider Fees and Charges table beginning on page 11);

  The policy’s periodic fees and charges do not apply to coverage under this rider;

  This rider does not have a surrender charge; and

  Adding this rider will shorten the Death Benefit Guarantee period of the base policy.

Additionally, you can transfer your coverage under this rider to your base policy without evidence of insurability anytime after the tenth policy year if your base death benefit is equal to your policy value multiplied by the appropriate factor described in Appendix A. Cost of Insurance rates for this new coverage segment will be the same as the cost of insurance rates for the initial coverage segment. No surrender charge or monthly amount charge will apply to this new coverage segment of the base policy.

Important Information about the Term Insurance Rider

It may be to your economic advantage to include part of your insurance coverage under the Term Insurance Rider. Working with your agent, consider the following factors when deciding whether to include coverage under the Term Insurance Rider and in what proportion to the total amount of coverage under your policy.

Cost of Insurance and Other Fees and Charges. The cost of insurance rates and other fees and charges affect the value of your policy. The lower the cost of insurance and other fees and charges, the greater the policy’s cash value. Accordingly, please be aware that:

  The current cost of insurance rates for coverage under the Term Insurance Rider are generally less than the current cost of insurance rates for coverage under the base policy;

  The guaranteed maximum cost of insurance rates for coverage under the Term Insurance Rider are generally more than the guaranteed maximum cost of insurance rates for coverage under the base policy; and

  Some policy fees and charges that apply to coverage under the base policy may not apply to coverage under the Term Insurance Rider.

Features and Benefits. Certain features and benefits are limited or unavailable if you have Term Insurance Rider coverage, including:

  Death Benefit Guarantees; and

  Cost of Living Rider Benefits.

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Compensation. We generally pay more compensation to your agent on premiums paid for coverage under the base policy than we do on premiums paid for coverage under the Term Insurance Rider. See Distribution of the Policy, page 73.

With these factors in mind, you should discuss with your agent/registered representative how the use of the Term Insurance Rider will affect the costs, benefits, features and performance of your policy. You should also review illustrations based on different combinations of base policy and Term Insurance Rider coverage so that you can decide what combination best meets your needs. The foregoing discussion does not contain all of the terms and conditions or limitations of coverage under the base policy or the Term Insurance Rider, and you should read them carefully to fully understand their benefits and limitations.

Waiver of Monthly Deduction Rider. Subject to certain limits, the Waiver of Monthly Deduction Rider provides that the policy’s periodic fees and charges are waived while the insured person is totally disabled according to the terms of the rider. You may add this rider when you apply for the base policy or anytime after your policy is issued, but it may not be added after the insured person reaches age 55.

You should consider the following when deciding whether to add the Waiver of Monthly Deduction Rider to your policy:

  The current cost of insurance rates for this rider are different than those for the base policy (see the Optional Rider Fees and Charges table beginning on page 11); and

  If death benefit Option 1 is in effect at the end of the first six months of total disability, your death benefit option will automatically be changed to Option 2.

Your policy may contain either the Waiver of Monthly Deduction Rider or the Waiver of Specified Premium Rider, but not both. Also, you may not change from one of these riders to the other after your policy is issued.

Waiver of Specified Premium Rider. Subject to certain limits, the Waiver of Specified Premium Rider provides that a specified amount of premium will be credited to the policy each month while the insured person is totally disabled according to the terms of the rider. You may add this rider when you apply for the base policy or anytime after your policy is issued, but it may not be added after the insured person reaches age 55.

You should consider the following when deciding whether to add the Waiver of Specified Premium Rider to your policy:

  The current cost of insurance rates for this rider are different than those for the base policy (see the Optional Rider Fees and Charges table beginning on page 11);

  An increase in the specified premium or an increase in the amount of insurance coverage that results in an increase in specified premium, the new specified premium will be subject to underwriting approval; and

  You may not increase your insurance coverage while benefits are being paid under the terms of this rider.

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Your policy may contain either the Waiver of Monthly Specified Premium Rider or the Waiver of Monthly Deduction Rider, but not both. Also, you may not change from one of these riders to the other after your policy is issued.

Automatic Rider Benefits

The following rider benefits may come with your policy automatically, depending on your age and/or risk class. There may be an additional charge if you choose to exercise any of these rider benefits, and exercising the benefits may have tax consequences. See Rider Fees and Charges, page 28, and Accelerated Death Benefit Rider, page 42.

Accelerated Death Benefit Rider. Under certain circumstances, the Accelerated Death Benefit Rider allows you to accelerate payment of the eligible death benefit that we otherwise would pay upon the insured person’s death. Generally, we will provide an accelerated benefit under this rider if the insured person has a terminal illness that will result in his or her death within 12 months, as certified by a physician. The accelerated benefit may not be more than 50.00% of the amount that would be payable at the death of the insured person, and the accelerated benefit will first be used to pay off any outstanding policy loans and interest due. The remainder of the accelerated benefit will be paid to you in a lump sum.

Consider the following when deciding whether to accelerate the death benefit under this rider:

  We assess an administrative charge of up to $300.00 when we pay the accelerated benefit (see the Transaction Fees and Charges table beginning on page 8);

  When we pay the accelerated benefit, we establish a lien against your policy equal to the amount of the accelerated benefit, plus the amount of the administrative charge, plus interest on the lien;

  Any subsequent death benefit proceeds payable under the policy will first be used to repay the lien;

  Withdrawals, loans and any other access to the policy value will be reduced by the amount of the lien;

  Accelerating the death benefit will not affect the amount of premium payable on the policy and any premiums required to keep the policy in force that are not paid by you will be added to the lien; and

  There may be tax consequences to requesting payment under this rider, and you should consult with a qualified tax adviser for further information.

Certain limitations and restrictions are described in the rider. Additionally, the benefit may vary by state. You should consult your agent/registered representative as to whether and to what extent the rider is available in your particular state and on any particular policy.

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Cost of Living Rider. The Cost of Living Rider provides optional increases in the amount of base insurance coverage on the life of the insured person every two years without evidence of insurability. Increases are based on increases in the cost of living as measured by the Consumer Price Index.

You should consider the following when deciding whether to accept a cost of living adjustment to your policy:

  On each date the amount of insurance increases under this rider, the periodic fees and charges under the policy will increase to account for the increased costs of insurance and the increased Waiver of Monthly Deduction Rider benefit, if applicable;

  The minimum premium for the Death Benefit Guarantee will increase, unless otherwise directed, on each date the amount of insurance increases under this rider; and

  If the insured person is under age 21 and you choose not to accept a cost of living adjustment, we will not offer any further increases until the policy anniversary on or next following the insured person’s 21st birthday. However, if you choose not to accept a cost of living adjustment and the insured person is over the age of 21, this rider will automatically terminate as to future increases.

This benefit may vary by state. You should consult your agent/registered representative as to whether and to what extent the rider is available in your particular state and on any particular policy.

Policy Value

In the policy
form the
“policy value”
is referred to as
the “Accumulation
Value,” the
“fixed account
value” is
referred to as
the “Fixed
Accumulation
Value” and the
“variable
account value”
is referred to as
the “Variable
Accumulation
Value.”

Your policy value equals the sum of your fixed account,
variable account and loan account values. Your policy
value reflects:
· The net premium applied to your policy;
· The fees and charges that we deduct;
· Any partial withdrawals you take;
· Interest earned on amounts allocated to the fixed
account;
· The investment performance of the mutual funds
underlying the subaccounts of the variable account;
and
· Interest earned on amounts held in the loan account.

Variable Account Value

Your variable account value equals your policy value
attributable to amounts invested in the subaccounts of
the variable account.

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Determining Values in the Subaccounts. The value of the amount invested in each subaccount is measured by accumulation units and accumulation unit values. The value of each subaccount is the accumulation unit value for that subaccount multiplied by the number of accumulation units you own in that subaccount. Each subaccount has a different accumulation unit value.

The accumulation unit value is the value determined on each valuation date. The accumulation unit value of each subaccount varies with the investment performance of its underlying mutual fund. It reflects:

  Investment income;

  Realized and unrealized gains and losses;

  Fund expenses (including fund redemption fees, if applicable); and

  Taxes, if any.

  valuation date is a date on which a mutual fund values its shares and the New

York Stock Exchange is open for business, except for days on which valuations are suspended by the SEC. Each valuation date ends at 4:00 p.m. Eastern time. We reserve the right to revise the definition of valuation date as needed in accordance with applicable federal securities laws and regulations.

You purchase accumulation units when you allocate premium or make transfers to a subaccount, including transfers from the loan account.

We redeem accumulation units:

  When amounts are transferred from a subaccount (including transfers to the loan account);

  For the monthly deduction of the periodic fees and charges from your variable account value;

  For policy transaction fees;

  When you take a partial withdrawal;

  If you surrender your policy; and

  To pay the death benefit proceeds.

To calculate the number of accumulation units purchased or sold we divide the dollar amount of your transaction by the accumulation unit value for the subaccount calculated at the close of business on the valuation date of the transaction.

The date of a transaction is the date we receive your premium or transaction request at our Customer Service Center, so long as the date of receipt is a valuation date. We use the accumulation unit value that is next calculated after we receive your premium or transaction request and we use the number of accumulation units attributable to your policy on the date of receipt.

We deduct the periodic fees and charges each month from your variable account value on the monthly processing date. If your monthly processing date is not a valuation date, the monthly deduction is processed on the next valuation date.

The value of amounts allocated to the subaccounts goes up or down depending on the investment performance of the corresponding mutual funds. There is no guaranteed minimum value of amounts invested in the subaccounts of the variable account.

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How We Calculate Accumulation Unit Values. We determine the accumulation unit value for each subaccount on each valuation date.

We generally set the accumulation unit value for a subaccount at $10.00 when the subaccount is first opened. After that, the accumulation unit value on any valuation date is:

  The accumulation unit value for the preceding valuation date; multiplied by

  The subaccount’s accumulation experience factor for the valuation period.

Every valuation period begins at 4:00 p.m. Eastern time on a valuation date and ends at 4:00 p.m. Eastern time on the next valuation date. We reserve the right to revise the definition of valuation date as needed in accordance with applicable federal securities laws and regulations.

We calculate an accumulation experience factor for each subaccount every valuation date as follows:

  We take the net asset value of the underlying fund shares as reported to us by the fund managers as of the close of business on that valuation date;

  We add dividends or capital gain distributions declared and reinvested by the fund during the current valuation period;

  We subtract a charge for taxes, if applicable; and

  We divide the resulting amount by the net asset value of the shares of the underlying fund at the close of business on the previous valuation date.

Fixed Account Value

Your fixed account value equals the net premium you allocate to the fixed account, plus interest earned, minus amounts you transfer out or withdraw. It may be reduced by fees and charges assessed against your policy value. See The Fixed Account, page 20.

Loan Account Value

When you take a loan from your policy we transfer your	In the policy form the “loan account value” is referred to as the “Loan Amount.”
loan amount to the loan account as collateral for your
loan. Your loan amount includes interest payable in
advance to the next policy anniversary. The loan account
is part of our general account and we credit interest on
amounts held in the loan account. Your loan account
value is equal to your outstanding loan amount plus any
interest credited on the loan account value. See Loans,
page 46.

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Special Features and Benefits

Loans

You may borrow money from us by using your policy as collateral for the loan. We reserve the right to limit borrowing during the first policy year. Unless state law requires otherwise, a new loan amount must be at least $500.00, and the amount you may borrow is generally limited to 90.00% (75.00% for policies with policy dates prior to February 17, 2004) of the surrender value of your policy. After age 65, we currently allow you to borrow 100.00% of the surrender value. If your policy is in force as paid-up life insurance, the amount you may borrow is limited to the surrender value as of the next policy anniversary.

When you take a loan, we transfer an amount equal to your loan to the loan account. The loan account is part of our general account specifically designed to hold collateral for policy loans and interest.

Your loan request must be directed to our Customer Service Center. When you request a loan you may specify the investment options from which the loan collateral will be taken. If you do not specify the investment options, the loan collateral will be taken proportionately from each active investment option you have, including the fixed account.

If you request an additional loan, we add the new loan amount to your existing loan. This way, there is only one loan outstanding on your policy at any time.

Loan Interest. We credit amounts held in the loan account with interest. For policies with policy dates on or after February 17, 2004, we credit interest at a current annual rate of 3.00% (guaranteed not to be less than 3.00%). For policies with policy dates prior to February 17, 2004, the current annual interest rate is 5.50% (guaranteed not to be less than 4.00%). Interest we credit is allocated to the subaccounts and fixed account in the same proportion as your current premium allocation unless you tell us otherwise.

We also charge interest on loans. Interest is payable in advance and for policies with policy dates prior to February 17, 2004, the annual interest rate charged is 7.40%. For policies with policy dates on or after February 17, 2004, the annual interest rate charged is 4.76%.

After the tenth policy year, the annual interest rate that we charge will be reduced for that portion of the loan amount that is not greater than:

  Your variable account value plus your fixed account value; minus

  The sum of all premiums paid minus all partial withdrawals.

Loans with this reduced interest rate are preferred loans. For policies with policy dates prior to February 17, 2004, the reduced annual interest rate may change at any time but is guaranteed not to exceed 5.21%. For policies with policy dates on or after February 17, 2004, the reduced annual interest rate charged is currently 2.91% but is guaranteed not to exceed 3.38%.

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Interest is payable in advance at the time you take any loan (for the rest of the policy year) and at the beginning of each policy year thereafter (for the entire policy year). If you do not pay the interest when it is due, we add it to your loan account balance.

We will refund to you any interest we have not earned if:

  Your policy lapses;

  You surrender your policy; or

  You repay your loan.

Loan Repayment. You may repay your loan at any time before the insured person’s age 95. However, unless you tell us otherwise we will treat amounts received as premium payments and not loan repayments. You must tell us if you want a premium payment to go towards repaying your loan.

When you make a loan repayment, we transfer an amount equal to your payment plus any refunded unearned loan interest from the loan account to the subaccounts and fixed account in the same proportion as your current premium allocation, unless you tell us otherwise.

Effects of a Policy Loan. Using your policy as collateral for a loan will effect your policy in various ways. You should carefully consider the following before taking a policy loan:

  Failure to make loan repayments could cause your policy to lapse;

  A loan may cause the termination of the Death Benefit Guarantee because we deduct your loan amount from cumulative premiums paid when calculating whether you have paid sufficient premiums to keep the guarantee in effect;

  Taking a loan reduces your opportunity to participate in the investment performance of the subaccounts and the interest guarantees of the fixed account;

  Accruing loan interest will change your policy value as compared to what it would have been if you did not take a loan;

  Even if you repay your loan, it will have a permanent effect on your policy value;

  If you do not repay your loan we will deduct any outstanding loan account value from amounts payable under the policy; and

  Loans may have tax consequences and if your policy lapses with a loan outstanding, you may have further tax consequences. See Distributions Other than Death Benefits, page 59.

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Transfers

You currently may make an unlimited number of transfers of your variable account value between the subaccounts and to the fixed account. (Transfers to or from the fixed account are not available for policies issued in New Jersey.) Transfers are subject to any conditions or limits that we or the funds whose shares are involved may impose, including:

  You may generally not make transfers until after the fifteenth day following your policy date (see Allocation of Net Premium, page 23);

  We reserve the right to limit you to four transfers each policy year;

  Although we currently do not impose a charge for transfers, we reserve the right to charge up to $25.00 for each transfer; and

  We may impose the transfer charge, limit the number of transfers each policy year, restrict or refuse transfers because of frequent or disruptive transfers, as described below.

Any conditions or limits we impose on transfers between the subaccounts or to the fixed account will generally apply equally to all policy owners. However, we may impose different conditions or limits on policy owners or third parties acting on behalf of policy owners, such as market timing services, who violate our excessive trading policy. See Limits on Frequent or Disruptive Transfers page 50.

Transfers from the fixed account to the subaccounts of the variable account are subject to the following additional restrictions:

  Only one transfer is permitted each policy year, and only within 30 days of you policy anniversary date;

  You may only transfer up to 50.00% of your fixed account value unless the balance, after the transfer, would be less than $1,000.00 in which event you may transfer your full fixed account value; and

  Your transfer must be at least the lesser of $500.00 or your total fixed account value.

We reserve the right to liberalize these restrictions on transfers from the fixed account, depending on market conditions. Any such liberalization will generally apply equally to all policy owners. However, we may impose different restrictions on third parties acting on behalf of policy owners, such as market timing services.

We process all transfers and determine all values in connection with transfers on the valuation date we receive your request in good order except as described below for the dollar cost averaging or automatic rebalancing programs.

Dollar Cost Averaging. Anytime your policy value less the loan account value is at least $5,000.00 and the amount of your insurance coverage is at least $100,000.00 you may elect dollar cost averaging.

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Dollar cost averaging is a long-term investment program through which you direct us to automatically transfer at regular intervals a specific dollar amount from any of the subaccounts to one or more of the other subaccounts or to the fixed account. We do not permit transfers from the fixed account under this program. You may request that the dollar cost averaging transfers occur on a monthly, quarterly, semi-annual or annual basis. You may discontinue this program at any time. Although we currently do not charge for this feature, we reserve the right to impose a charge in the future.

This systematic plan of transferring policy values is intended to help reduce the risk of investing too much when the price of a fund’s shares is high. It also helps reduce the risk of investing too little when the price of a fund’s shares is low. Because you transfer the same dollar amount to the subaccounts each period, you purchase more units when the unit value is low and you purchase fewer units when the unit value is high.

Dollar cost averaging does not assure a profit nor does it protect you against a loss in a declining market.

You may discontinue your dollar cost averaging program at any time. We reserve the right to discontinue, modify or suspend this program, and dollar cost averaging will automatically terminate if:

  We receive a request to begin an automatic rebalancing program;

  The policy is in the grace period on any date when dollar cost averaging transfers are scheduled; or

  The specified transfer amount from any subaccount is more than the variable account value in that subaccount.

Automatic Rebalancing. Anytime your policy value less the loan account value is at least $10,000.00 and the amount of your insurance coverage is at least $200,000.00 you may elect automatic rebalancing. Automatic rebalancing is a program for simplifying the process of asset allocation and maintaining a consistent allocation of your variable and fixed account values among your chosen investment options. Although we currently do not charge for this feature, we reserve the right to impose a charge in the future.

If you elect automatic rebalancing, we periodically transfer amounts among the investment options to match the asset allocation percentages you have chosen. This action rebalances the amounts in the investment options that do not match your set allocation percentages. This mismatch can happen if an investment option outperforms another investment option over the time period between automatic rebalancing transfers.

Automatic rebalancing does not assure a profit nor does it protect you against a loss in a declining market.

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You may discontinue your automatic rebalancing program at any time. We reserve the right to discontinue, modify or suspend this program, and automatic rebalancing will automatically terminate if:

  We receive a request to transfer policy values among the investment options;

  We receive a request to begin a dollar cost averaging program;

  The policy is in the grace period on any date when automatic rebalancing transfers are scheduled; or

  The sum of your variable and fixed account values is less than $7,500.00 on any date when automatic rebalancing transfers are scheduled.

Limits on Frequent or Disruptive Transfers

The policy is not designed to serve as a vehicle for frequent transfers. Frequent transfer activity can disrupt management of a mutual fund and raise its expenses through:

  Increased trading and transaction costs;

  Forced and unplanned portfolio turnover;

  Lost opportunity costs; and

  Large asset swings that decrease the fund’s ability to provide maximum investment return to all policy owners.

This in turn can have an adverse effect on fund performance. Accordingly, individuals or organizations that use market-timing investment strategies or make frequent transfers should not purchase the policy.

Excessive Trading Policy. We and the other members of the ING family of companies that provide multi-fund variable insurance and retirement products have adopted a common Excessive Trading Policy to respond to the demands of the various fund families that make their funds available through our products to restrict excessive fund trading activity and to ensure compliance with Rule 22c-2 of the 1940 Act.

We actively monitor fund transfer and reallocation activity within our variable insurance products to identify violations of our Excessive Trading Policy. Our Excessive Trading Policy is violated if fund transfer and reallocation activity:

  Meets or exceeds our current definition of Excessive Trading, as defined below; or

  Is determined, in our sole discretion, to be disruptive or not in the best interests of other owners of our variable insurance and retirement products.

We currently define Excessive Trading as:

  More than one purchase and sale of the same fund (including money market funds) within a 60 calendar day period (hereinafter, a purchase and sale of the same fund is referred to as a “round-trip”). This means two or more round-trips involving the same fund within a 60 calendar day period would meet our definition of Excessive Trading; or

  Six round-trips involving the same fund within a rolling twelve month period.

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The following transactions are excluded when determining whether trading activity is excessive:

  Purchases or sales of shares related to non-fund transfers (for example, new purchase payments, withdrawals and loans);

  Transfers associated with scheduled dollar cost averaging, scheduled rebalancing or scheduled asset allocation programs;

  Purchases and sales of fund shares in the amount of $5,000.00 or less;

  Purchases and sales of funds that affirmatively permit short-term trading in their fund shares, and movement between such funds and a money market fund; and

  Transactions initiated by us, another member of the ING family of companies or a fund.

If we determine that an individual or entity has made a purchase of a fund within 60 days of a prior round-trip involving the same fund, we will send them a letter warning that another sale of that same fund within 60 days of the beginning of the prior round-trip will be deemed to be Excessive Trading and result in a six month suspension of their ability to initiate fund transfers or reallocations through the Internet, facsimile, Voice Response Unit (“VRU”), telephone calls to the ING Customer Service Center or other electronic trading medium that we may make available from time to time (“Electronic Trading Privileges”). Likewise, if we determine that an individual or entity has made five round-trips involving the same fund within a rolling 12 month period, we will send them a letter warning that another purchase and sale of that same fund within twelve months of the initial purchase in the first round-trip will be deemed to be Excessive Trading and result in a suspension of their Electronic Trading Privileges. According to the needs of the various business units, a copy of any warning letters may also be sent, as applicable, to the person(s) or entity authorized to initiate fund transfers or reallocations, the agent/registered representative or the investment adviser for that individual or entity. A copy of the warning letters and details of the individual’s or entity’s trading activity may also be sent to the fund whose shares were involved in the trading activity.

If we determine that an individual or entity has violated our Excessive Trading Policy, we will send them a letter stating that their Electronic Trading Privileges have been suspended for a period of six months. Consequently, all fund transfers or reallocations, not just those that involve the fund whose shares were involved in the activity that violated our Excessive Trading Policy, will then have to be initiated by providing written instructions to us via regular U.S. mail. Suspension of Electronic Trading Privileges may also extend to products other than the product through which the Excessive Trading activity occurred. During the six month suspension period, electronic “inquiry only” privileges will be permitted where and when possible. A copy of the letter restricting future transfer and reallocation activity to regular U.S. mail and details of the individual’s or entity’s trading activity may also be sent, as applicable, to the person(s) or entity authorized to initiate fund transfers or reallocations, the agent/registered representative or investment adviser for that individual or entity and the fund whose shares were involved in the activity that violated our Excessive Trading Policy.

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Following the six month suspension period during which no additional violations of our Excessive Trading Policy are identified, Electronic Trading Privileges may again be restored. We will continue to monitor the fund transfer and reallocation activity, and any future violations of our Excessive Trading Policy will result in an indefinite suspension of Electronic Trading Privileges. A violation of our Excessive Trading Policy during the six month suspension period will also result in an indefinite suspension of Electronic Trading Privileges.

We reserve the right to suspend Electronic Trading Privileges with respect to any individual or entity, with or without prior notice, if we determine, in our sole discretion, that the individual’s or entity’s trading activity is disruptive or not in the best interests of other owners of our variable insurance and retirement products, regardless of whether the individual’s or entity’s trading activity falls within the definition of Excessive Trading set forth above.

Our failure to send or an individual’s or entity’s failure to receive any warning letter or other notice contemplated under our Excessive Trading Policy will not prevent us from suspending that individual’s or entity’s Electronic Trading Privileges or taking any other action provided for in our Excessive Trading Policy.

We do not allow exceptions to our Excessive Trading Policy. We reserve the right to modify our Excessive Trading Policy, or the policy as it relates to a particular fund, at any time without prior notice, depending on, among other factors, the needs of the underlying fund(s), the best interests of policy owners and fund investors and/or state or federal regulatory requirements. If we modify our policy, it will be applied uniformly to all policy owners or, as applicable, to all policy owners investing in the underlying fund.

Our Excessive Trading Policy may not be completely successful in preventing market timing or excessive trading activity. If it is not completely successful, fund performance and management may be adversely affected, as noted above.

Limits Imposed by the Funds. Each underlying fund available through the variable insurance and retirement products offered by us and/or the other members of the ING family of companies, either by prospectus or stated policy, has adopted or may adopt its own excessive/frequent trading policy, and orders for the purchase of fund shares are subject to acceptance or rejection by the underlying fund. We reserve the right, without prior notice, to implement fund purchase restrictions and/or limitations on an individual or entity that the fund has identified as violating its excessive/frequent trading policy and to reject any allocation or transfer request to a subaccount if the corresponding fund will not accept the allocation or transfer for any reason. All such restrictions and/or limitations (which may include, but are not limited to, suspension of Electronic Trading Privileges and/or blocking of future purchases of a fund or all funds within a fund family) will be done in accordance with the directions we receive from the fund.

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Agreements to Share Information with Fund Companies. As required by Rule 22c-2 under the 1940 Act, we have entered into information sharing agreements with each of the fund companies whose funds are offered through the policy. Policy owner trading information is shared under these agreements as necessary for the fund companies to monitor fund trading and our implementation of our Excessive Trading Policy. Under these agreements, the company is required to share information regarding policy owner transactions, including, but not limited to, information regarding fund transfers initiated by you. In addition to information about policy owner transactions, this information may include personal policy owner information, including names and social security numbers or other tax identification numbers.

As a result of this information sharing, a fund company may direct us to restrict a policy owner’s transactions if the fund determines that the policy owner has violated the fund’s excessive/frequent trading policy. This could include the fund directing us to reject any allocations of premium or policy value to the fund or all funds within the fund family.

Conversion to a Fixed Policy

During the first two policy years and the first two years after an increase in the amount of your insurance coverage, you may permanently convert your policy or the requested increase in insurance coverage to a fixed policy, unless state law requires differently. If you elect to make this change, unless state law requires that we issue to you a new fixed benefit policy, we will permanently transfer the amounts you have invested in the subaccounts of the variable account to the fixed account and allocate all future net premium to the fixed account. After you exercise this right you may not allocate future premium payments or make transfers to the subaccounts of the variable account. We do not charge for this change. Contact our Customer Service Center or your agent/registered representative for information about the conversion rights available in your state.

Partial Withdrawals

Beginning in the second policy year you may withdraw part of your policy’s surrender value. For policies with policy dates on or after February 17, 2004, 12 partial withdrawals are allowed each policy year after the tenth policy year. A partial withdrawal must be at least $500.00. In policy years two through 15 you may not withdraw more than 20.00% of your surrender value.

We currently charge $10.00 for each partial withdrawal, but we reserve the right to charge up to $25.00 for each partial withdrawal. See Partial Withdrawal Fee, page 25.

Unless you specify a different allocation, we will take partial withdrawals from the fixed account and the subaccounts of the variable account in the same proportion that your value in each has to your policy value on the monthly processing date. We will determine these proportions at the end of the valuation period during which we receive your partial withdrawal request. For purposes of determining these proportions, we will not include any outstanding loan account value.

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Effects of a Partial Withdrawal. We will reduce the policy value by the amount of a partial withdrawal. We will also reduce the death benefit by an amount equal to the factor from the definition of life insurance factors described in Appendix A multiplied by the amount of the partial withdrawal. A partial withdrawal may also cause the termination of the Death Benefit Guarantee because we deduct the amount of the partial withdrawal from the total premiums paid when calculating whether you have paid sufficient premiums in order to maintain the Death Benefit Guarantee.

If death benefit Option 1 is in effect, we will decrease the amount of insurance coverage by the amount of a partial withdrawal. Decreases in insurance coverage on policies with multiple coverage segments will be made in the following order:

1.	From the most recent segment;
2.	From the next more recent segments successively; and
3.	From the initial segment.

Therefore, partial withdrawals may affect the way in which the cost of insurance is calculated and the amount of pure insurance protection under the policy. See Cost of Insurance, page 27.

If death benefit Option 2 is in effect, a partial withdrawal will not affect the amount of insurance coverage.

We will not allow a partial withdrawal if the amount of insurance coverage after the withdrawal would be less than $50,000.00 ($25,000.00 for policies with policy dates prior to February 17, 2004).

A partial withdrawal may have tax consequences depending on the circumstances of such withdrawal. See Tax Status of the Policy, page 58.

Paid-Up Life Insurance

You may elect, at any time before the insured person’s age 95, to apply the surrender value to purchase fixed paid up life insurance. However, if the insured is alive at age 95, the surrender value will, unless we are notified in writing otherwise, be automatically applied to purchase fixed paid-up life insurance. The amount by which any paid up insurance will exceed the surrender value cannot be greater than the amount by which the death benefit exceeds the policy value. Any surrender value not used to purchase paid-up life insurance will be paid to you in cash and treated as a partial distribution for federal income tax purposes.

If your policy is continued in force as fixed paid-up life insurance:

  The surrender value is transferred to the fixed account;

  You cannot pay additional premiums;

  You cannot take any partial withdrawals; and

  We will not deduct any further periodic fees and charges.

Applying your policy’s surrender value to purchase paid up insurance may have tax consequences. See Tax Status of the Policy, page 58.

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Termination of Coverage

Your insurance coverage will continue under the policy until you surrender your policy or it lapses.

Surrender

You may surrender your policy for its surrender value	In the policy form the “surrender value” is referred to as the “Cash Surrender Value.”
any time after the free look period while the insured
person is alive. Your surrender value is your policy value
minus any surrender charge, loan amount and unpaid
fees and charges.

You may take your surrender value in other than one
payment.

We compute your surrender value as of the valuation date we receive your written surrender request and policy at our Customer Service Center. All insurance coverage ends on the date we receive in good order your surrender request and policy.

Surrender of your policy may have adverse tax consequences. See Distributions Other than Death Benefits, page 59.

Lapse

Your policy will not lapse and your insurance coverage under the policy will continue if on any monthly processing date:

  The Death Benefit Guarantee is in effect; or

  Your surrender value, plus any sales charge refund, is enough to pay the periodic fees and charges when due.

Grace Period. If on a monthly processing date you do not meet either of these conditions, your policy will enter the 61-day grace period during which you must make a sufficient premium payment to avoid having your policy lapse and insurance coverage terminate.

We will notify you that your policy is in a grace period at least 30 days before it ends. We will send this notice to you (and a person to whom you have assigned your policy) at your last known address in our records. We will notify you of the premium payment necessary to prevent your policy from lapsing. This amount generally equals the past due charges, plus the estimated periodic fees and charges and charges of any optional rider benefits for the next two months. If we receive payment of the required amount before the end of the grace period, we apply it to your policy in the same manner as your other premium payments and then we deduct the overdue amounts from your policy value.

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If you do not pay the full amount within the 61-day grace period, your policy and its riders will lapse without value. We withdraw your remaining variable and fixed account values, deduct amounts you owe us and inform you that your coverage has ended.

If the insured person dies during the grace period, we do pay death benefit proceeds to your beneficiaries with reductions for your loan amount and periodic fees and charges owed.

During the early policy years your surrender value (even when supplemented by the sales charge refund) will generally not be enough to cover the periodic fees and charges each month, and you will generally need to pay at least the minimum premium amount (to maintain the Death Benefit Guarantee) for the policy not to lapse.

If your policy lapses, any distribution of policy value may be subject to current taxation. See Distributions Other than Death Benefits, page 59.

Reinstatement

Reinstatement means putting a lapsed policy back in force. You may reinstate a lapsed policy by written request any time within five years after it has lapsed. A policy that was surrendered may not be reinstated.

To reinstate the policy and available riders you must submit evidence of insurability satisfactory to us and pay a premium large enough to keep the policy and any rider benefits in force for at least two months. If you had a policy loan existing when coverage lapsed, unless directed otherwise, we will reinstate it with accrued loan interest to the date of lapse.

When a policy is reinstated, unless otherwise directed by you, we will allocate the net premium received to the subaccounts of the variable account and the fixed account according to the premium allocation instructions in effect at the start of the grace period. Your policy value on the reinstatement date will equal:

  The policy value at the end of the grace period; plus

  The net premium paid on reinstatement; minus

  Any unpaid fees and charges through the end of the grace period.

  lapsed Death Benefit Guarantee cannot, unless otherwise allowed under state law, be reinstated after the fifth policy year.

A policy that lapses and is reinstated more than 90 days after lapsing may be classified as a modified endowment contract for tax purposes. You should consult with a qualified adviser to determine whether reinstating a lapsed policy will cause it to be classified as a modified endowment contract. See Modified Endowment Contracts, page 59.

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TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover federal estate, gift and generation-skipping tax implications, state and local taxes or other tax situations. We have written this discussion to support the promotion and marketing of our products, and we do not intend it as tax advice. This summary is not intended to and cannot be used to avoid any tax penalties that may be imposed upon you. Counsel or other qualified tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the IRS. We cannot make any guarantee regarding the tax treatment of any policy or policy transaction.

The following discussion generally assumes that the policy will qualify as a life insurance contract for federal tax purposes.

Tax Status of the Company

We are taxed as a life insurance company under the Internal Revenue Code. The variable account is not a separate entity from us. Therefore, it is not taxed separately as a “regulated investment company,” but is taxed as part of the company. We automatically apply investment income and capital gains attributable to the variable account to increase reserves under the policy. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to us. In addition, any foreign tax credits or deductions attributable to the variable account will first be used to reduce any income taxes imposed on the variable account before being used by the company.

In summary, we do not expect that we will incur any federal income tax liability attributable to the variable account and we do not intend to make provisions for any such taxes. However, if changes in the federal tax laws or their interpretation result in our being taxed on income or gains attributable to the variable account, then we may impose a charge against the variable account (with respect to some or all of the policies) to set aside provisions to pay such taxes.

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Tax Status of the Policy

This policy is designed to qualify as a life insurance contract under the Internal Revenue Code. All terms and provisions of the policy shall be construed in a manner that is consistent with that design. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements that are set forth in Section 7702 of the Internal Revenue Code. Specifically, the policy must meet the requirements of the guideline premium test. See Death Benefit Qualification Test, page 34. If your variable life policy does not satisfy this test, it will not be treated as life insurance under Internal Revenue Code 7702. You would then be subject to federal income tax on your policy income as you earn it. While there is very little guidance as to how these requirements are applied, we believe it is reasonable to conclude that our policies satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we will take appropriate and reasonable steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions or modify your policy in order to do so. See Tax Treatment of Policy Death Benefits, page 59. If we return premium in order to bring your policy into compliance with the requirements of Section 7702, it will be refunded on a last-in, first-out basis and may be taken from the investment options in which your policy value is allocated based on your premium allocation in effect.

Diversification and Investor Control Requirements

In addition to meeting the Internal Revenue Code Section 7702 guideline premium test, Internal Revenue Code Section 817(h) requires investments within a separate account, such as our variable account, to be adequately diversified. The Treasury has issued regulations that set the standards for measuring the adequacy of any diversification, and the IRS has published various revenue rulings and private letter rulings addressing diversification issues. To be adequately diversified, each subaccount and its corresponding mutual fund must meet certain tests. If these tests are not met, your variable life policy will not be adequately diversified and not treated as life insurance under Internal Revenue Code Section 7702. You would then be subject to federal income tax on your policy income as you earn it. Each subaccount’s corresponding mutual fund has represented that it will meet the diversification standards that apply to your policy. Accordingly, we believe it is reasonable to conclude that the diversification requirements have been satisfied. If it is determined, however, that your variable life policy does not satisfy the applicable diversification regulations and rulings because a subaccount’s corresponding mutual fund fails to be adequately diversified for whatever reason, we will take appropriate and reasonable steps to bring your policy into compliance with such regulations and rulings and we reserve the right to modify your policy as necessary in order to do so.

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In certain circumstances, owners of a variable life insurance policy have been considered, for federal income tax purposes, to be the owners of the assets of the variable account supporting their policies due to their ability to exercise investment control over such assets. When this is the case, the policy owners have been currently taxed on income and gains attributable to the variable account assets. Your ownership rights under your policy are similar to, but different in some ways from, those described by the IRS in rulings in which it determined that policy owners are not owners of variable account assets. For example, you have additional flexibility in allocating your premium payments and your policy values. These differences could result in the IRS treating you as the owner of a pro rata share of the variable account assets. We do not know what standards will be set forth in the future, if any, in Treasury regulations or rulings. We reserve the right to modify your policy, as necessary, to try to prevent you from being considered the owner of a pro rata share of the variable account assets or to otherwise qualify your policy for favorable tax treatment.

Tax Treatment of Policy Death Benefits

The death benefit, or an accelerated death benefit, under a policy is generally excludable from the gross income of the beneficiary(ies) under Section 101(a)(1) of the Internal Revenue Code. However, there are exceptions to this general rule. Additionally, ownership and beneficiary designations, including change of either, may have consequences under federal, state and local income, estate, inheritance, gift, generation-skipping and other tax laws. The individual situation of each policy owner or beneficiary will determine the extent, if any, of those taxes and you should consult a qualified tax adviser.

Distributions Other than Death Benefits

Generally, the policy owner will not be taxed on any of the policy value until there is a distribution. When distributions from a policy occur, or when loan amounts are taken from or secured by a policy, the tax consequences depend on whether or not the policy is a “modified endowment contract.”

Modified Endowment Contracts

Under the Internal Revenue Code, certain life insurance contracts are classified as “modified endowment contracts” and are given less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether or not it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums we receive during the first seven policy years. Certain changes in a policy after it is issued, such as reduction or increase in benefits or policy reinstatement, could also cause it to be classified as a modified endowment contract or increase the period during which the policy must be tested. A current or prospective policy owner should consult with a qualified tax adviser to determine whether or not a policy transaction will cause the policy to be classified as a modified endowment contract.

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If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract as described below. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Additionally, all modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the policy owner’s income when a taxable distribution occurs.

Once a policy is classified as a modified endowment contract, the following tax rules apply both prospectively and to any distributions made in the prior two years:

  All distributions other than death benefits, including distributions upon surrender and partial withdrawals, from a modified endowment contract will be treated first as distributions of gain, if any, and are taxable as ordinary income. Amounts will be treated as tax-free recovery of the policy owner’s investment in the policy only after all gain has been distributed. The amount of gain in the policy will be equal to the difference between the policy’s value determined without regard to any surrender charges, and the investment in the policy;

  Loan amounts taken from or secured by a policy classified as a modified endowment contract, and also assignments or pledges of such a policy (or agreements to assign or pledge such a policy), are treated first as distributions of gain, if any, and are taxable as ordinary income. Amounts will be treated as tax-free recovery of the policy owner’s investment in the policy only after all gain has been distributed; and

  A 10.00% additional income tax penalty may be imposed on the distribution amount subject to income tax. This tax penalty generally does not apply to a policy owned by an individual where the distributions are:

  Made on or after the date on which the taxpayer attains age 59½;

  Attributable to the taxpayer becoming disabled (as defined in the Internal Revenue Code); or

  Part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Consult a qualified tax adviser to determine whether or not you may be subject to this penalty tax.

If we discover that your policy has inadvertently become a modified endowment contract, unless you have indicated otherwise, we will assume that you do not want it to be classified as a modified endowment contract and attempt to fix this by refunding any excess premium with related interest. The excess gross premium will be refunded on a last-in, first-out basis and may be taken from the investment options in which your policy value is allocated based on your premium allocation in effect.

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Policies That Are Not Modified Endowment Contracts

Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner’s investment in the policy. Only after the recovery of all investment in the policy is there taxable income. However, certain distributions made in connection with policy benefit reductions during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax. Consult a qualified tax adviser to determine whether or not any distributions made in connection with a reduction in policy benefits will be subject to tax.

Loan amounts from or secured by a policy that is not a modified endowment contract are generally not taxed as distributions. Finally, neither distributions from, nor loan amounts from or secured by, a policy that is not a modified endowment contract are subject to the 10.00% additional income tax penalty.

Investment in the Policy

Your investment in the policy is generally the total of your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax free.

Other Tax Matters

Policy Loans

In general, interest on a policy loan will not be deductible. A limited exception to this rule exists for certain interest paid in connection with certain “key person” insurance. You should consult a qualified tax adviser before taking out a loan to determine whether you qualify under this exception.

Moreover, the tax consequences associated with a preferred loan (preferred loans are loans where the interest rate charged is less than or equal to the interest rate credited) available in the policy are uncertain. Before taking out a policy loan, you should consult a qualified tax adviser as to the tax consequences.

If a loan from a policy is outstanding when the policy is surrendered or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the policy and will be taxed accordingly. If your policy has large outstanding policy loans, you may have to choose between paying high premiums to keep the policy from lapsing and paying significant income tax if you allow the policy to lapse.

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Accelerated Death Benefit Rider

The benefit payments under the Accelerated Death Benefit Rider are intended to be fully excludable from the gross income of the recipient if the recipient is the insured under the policy or is an individual who has no business or financial connection with the insured. (See Accelerated Death Benefit Rider, page 42, for more information about this rider.) However, you should consult a qualified tax adviser about the consequences of requesting payment under this rider.

Continuation of a Policy

Because the IRS has issued limited guidance on this issue, the tax consequences of continuing the policy after an insured person reaches age 100 are unclear. You should consult a qualified tax adviser if you intend to keep the policy in force after an insured person reaches age 100.

Section 1035 Exchanges

Internal Revenue Code Section 1035 provides, in certain circumstances, that no gain or loss will be recognized on the exchange of one life insurance policy solely for another life insurance policy or an endowment, annuity or qualified long term care contract. Special rules and procedures apply to Section 1035 exchanges. These rules can be complex, and if you wish to take advantage of Section 1035, you should consult a qualified tax adviser.

Tax-exempt Policy Owners

Special rules may apply to a policy that is owned by a tax-exempt entity. Tax-exempt entities should consult a qualified tax adviser regarding the consequences of purchasing and owning a policy. These consequences could include an effect on the tax-exempt status of the entity and the possibility of the unrelated business income tax.

Tax Law Changes

Although the likelihood of legislative action or tax reform is uncertain, there is always the possibility that the tax treatment of the policy could be changed by legislation or other means. It is also possible that any change may be retroactive (that is, effective before the date of the change). You should consult a qualified tax adviser with respect to legislative developments and their effect on the policy.

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Policy Changes to Comply with the Law

So that your policy continues to qualify as life insurance under the Internal Revenue Code, we reserve the right to return or refuse to accept all or part of your premium payments or to change your death benefit. We may reject any policy request, including a partial withdrawal request, if it would cause your policy to fail to qualify as life insurance or would cause us to return premium to you. We also may make changes to your policy or its riders or make distributions from your policy to the degree that we deem necessary to qualify your policy as life insurance for tax purposes. Any increase in your death benefit will cause an increase in your cost of insurance charges.

Policy Use in Various Plans and Arrangements

The policy is not available for sale to and cannot be acquired with funds that are assets of (i) an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and that is subject to Title I of ERISA; (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code; or (iii) an entity whose underlying assets include plan assets by reason of the investment by an employee benefit plan or other plan in such entity within the meaning of 29 C.F.R. Section 2510.3-101 or otherwise.

Policy owners may use the policy in various other arrangements. The tax consequences of these arrangements may vary depending on the particular facts and circumstances of each arrangement. If you want to use your policy with any of these various arrangements, you should consult a qualified tax adviser regarding the tax issues of your particular arrangement.

Life Insurance Owned by Businesses

Congress has enacted rules relating to life insurance owned by businesses. For example, in the case of a policy issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer’s otherwise deductible interest expenses may not be deductible as a result of ownership of a policy even if no loans are taken under the policy. (An exception to this rule is provided for certain life insurance contracts that cover the life of an individual who is a 20.00% owner, or an officer, director or employee of a trade or business.) In addition, in certain instances a portion of the death benefit payable under an employer-owned policy may be taxable. As another example, special rules apply if a business is subject to the alternative minimum tax. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a qualified tax adviser.

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Income Tax Withholding

The IRS requires us to withhold income taxes from any portion of the amounts individuals receive in a taxable transaction. However, if you reside in the U.S., we generally do not withhold income taxes if you elect in writing not to have withholding apply. If the amount withheld for you is insufficient to cover income taxes, you will have to pay additional income taxes and possibly penalties later. We will also report to the IRS the amount of any taxable distributions.

Life Insurance Purchases by Non-Resident Aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30.00% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult a qualified tax adviser before purchasing a policy.

Ownership and Beneficiary Designations

Ownership and beneficiary designations, including change of either, may have consequences under federal, state and local income, estate, inheritance, gift, generation-skipping and other tax laws. The individual situation of each policy owner or beneficiary will determine the extent, if any, of these taxes and you should consult a qualified tax adviser.

Same-Sex Relationships

Currently, section 3 of the federal Defense of Marriage Act does not recognize same-sex relationships for purposes of federal law. Therefore, benefits afforded by federal tax law to an opposite-sex spouse under the Internal Revenue Code, such as the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue Code section 401(a)(9), are currently NOT available to persons in a same-sex relationship. Persons in a same-sex relationship who are considering the purchase of a policy should consult a qualified tax adviser.

Fair Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the “value” of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the policy value or the net policy value. You should consult a qualified tax adviser for guidance as to the appropriate methodology for determining the fair market value of your policy.

You should consult qualified legal or tax advisers for complete information on federal, state, local and other tax considerations.

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ADDITIONAL INFORMATION

General Policy Provisions

Your Policy

The policy is a contract between you and us and is the combination of:

  Your policy;

  A copy of your original application and applications for benefit increases or decreases;

  Your riders;

  Your endorsements;

  Your policy schedule pages; and

  Your reinstatement applications.

If you make a change to your coverage, we give you a copy of your changed application and new policy schedules. If you send your policy to us, we attach these items to your policy and return it to you. Otherwise, you need to attach them to your policy.

Unless there is fraud, we consider all statements made in an application to be representations and not guarantees. We use no statement to deny a claim, unless it is in an application.

A president or other officer of our company and our secretary or assistant secretary must sign all changes or amendments to your policy. No other person may change its terms or conditions.

Age

We issue your policy at the insured person’s age (stated in your policy schedule) based on the last birthday as of the policy date. On the policy date, the insured person can generally be no more than age 80.

We often use age to calculate rates, charges and values. We determine the insured person’s age at a given time by adding the number of completed policy years to the age calculated at issue and shown in the schedule.

Ownership

The original owner is the person named as the owner in the policy application. The owner can exercise all rights and receive benefits during the life of the insured person. These rights include the right to change the owner, beneficiaries or the method designated to pay death benefit proceeds.

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As a matter of law, all rights of ownership are limited by the rights of any person who has been assigned rights under the policy and any irrevocable beneficiaries.

You may name a new owner by giving us written notice. The effective date of the change to the new owner is the date the prior owner signs the notice. However, we will not be liable for any action we take before a change is recorded at our Customer Service Center. A change in ownership may cause the prior owner to recognize taxable income on gain under the policy.

Beneficiaries

You, as owner, name the beneficiaries when you apply for your policy. The primary beneficiaries who survive the insured person receive the death benefit proceeds. Other surviving beneficiaries receive death benefit proceeds only if there are no surviving primary beneficiaries. If more than one beneficiary survives the insured person, they share the death benefit proceeds equally, unless you specify otherwise. If none of your policy beneficiaries has survived the insured person, we pay the death benefit proceeds to you or to your estate, as owner. If a beneficiary is a minor, the death benefit proceeds will be held in an interest bearing account until that beneficiary attains the age of majority.

You may name new beneficiaries during the insured person’s lifetime. We pay death benefit proceeds to the beneficiaries whom you have most recently named according to our records. We do not make payments to multiple sets of beneficiaries. The designation of certain beneficiaries may have tax consequences. See Other Tax Matters, page 61.

Collateral Assignment

You may assign your policy by sending written notice to us. After we record the assignment, your rights as owner and the beneficiaries’ rights (unless the beneficiaries were made irrevocable beneficiaries under an earlier assignment) are subject to the assignment. It is your responsibility to make sure the assignment is valid. The transfer or assignment of a policy may have tax consequences. See Other Tax Matters, page 61.

Incontestability

After your policy has been in force during the lifetime of	In the policy form the “policy date” is referred to as the “Issue Date.”
the insured person for two years from your policy date,
we will not contest its validity except for nonpayment of
premium. Likewise, after your policy has been in force
during the lifetime of the insured person for two years
from the effective date of any new coverage segment or
benefit or from the date of reinstatement, we will not
contest its validity except for nonpayment of premium.

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Misstatements of Age or Gender

Notwithstanding the Incontestability provision above, if the insured person’s age or gender has been misstated, we adjust the death benefit to the amount that would have been purchased for the insured person’s correct age and gender. We base the adjusted death benefit on the cost of insurance charges deducted from your policy value on the last monthly processing date before the insured person’s death, or as otherwise required by law.

If unisex cost of insurance rates apply, we do not make any adjustments for a misstatement of gender.

Suicide

If the insured person commits suicide (while sane or insane) within two years of your policy date, unless otherwise required by law, we limit death benefit proceeds to:

  The total premium we receive to the time of death; minus

  Outstanding loan amount; minus

  Partial withdrawals taken.

We make a limited payment to the beneficiaries for a new coverage segment or other increase if the insured person commits suicide (while sane or insane) within two years of the effective date of a new coverage segment or within two years of an increase in any other benefit, unless otherwise required by law. The limited payment is equal to the cost of insurance charges that were deducted for the increase.

Anti-Money Laundering

In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of the USA PATRIOT Act and other current anti-money laundering laws. Among other things, this program requires us, our agents and customers to comply with certain procedures and standards that serve to assure that our customers’ identities are properly verified and that premiums and loan repayments are not derived from improper sources.

Under our anti-money laundering program, we may require policy owners, insured persons and/or beneficiaries to provide sufficient evidence of identification, and we reserve the right to verify any information provided to us by accessing information databases maintained internally or by outside firms.

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We may also refuse to accept certain forms of premium payments or loan repayments (traveler’s cheques, cashier’s checks, bank drafts, bank checks and treasurer’s checks, for example) or restrict the amount of certain forms of premium payments or loan repayments (money orders totaling more than $5,000.00, for example). In addition, we may require information as to why a particular form of payment was used (third party checks, for example) and the source of the funds of such payment in order to determine whether or not we will accept it. Use of an unacceptable form of payment may result in us returning the payment to you and your policy either entering the 61-day grace period or lapsing. See Lapse, page 55. See also Premium Payments Affect Your Coverage, page 23.

Applicable laws designed to prevent terrorist financing and money laundering might, in certain circumstances, require us to block certain transactions until authorization is received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

Our anti-money laundering program is subject to change without notice to take account of changes in applicable laws or regulations and our ongoing assessment of our exposure to illegal activity.

Transaction Processing

Generally, within seven days of when we receive all information required to process a payment, we pay:

  Death benefit proceeds;

  Surrender value;

  Partial withdrawals; and

  Loan proceeds.

We may delay processing these transactions if:

  The New York Stock Exchange is closed for trading;

  Trading on the New York Stock Exchange is restricted by the SEC;

  There is an emergency so that it is not reasonably possible to sell securities in the subaccounts or to determine the value of a subaccount’s assets; and

  A governmental body with jurisdiction over the variable account allows suspension by its order.

SEC rules and regulations generally determine whether or not these conditions exist.

We execute transfers among the subaccounts as of the valuation date of our receipt of your request at our Customer Service Center.

We determine the death benefit as of the date of the insured person’s death. The death benefit proceeds are not affected by subsequent changes in the value of the subaccounts.

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We may delay payment from our fixed account for up to six months, unless law requires otherwise, of surrender proceeds, withdrawal amounts or loan amounts. If we delay payment more than 30 days, we pay interest at our declared rate (or at a higher rate if required by law) from the date we receive your complete request.

Payment of Death Benefit Proceeds

Subject to the conditions and requirements of state law, full payment of the death benefit proceeds (“Proceeds”) to a beneficiary may be made either into an interest bearing retained asset account that is backed by our general account or by check. For additional information about the payment options available to you, please refer to your claim forms or contact us at the address listed on page 2 of this prospectus. Beneficiaries should carefully review all settlement and payment options available under the policy and are encouraged to consult with a financial professional or tax adviser before choosing a settlement or payment option.

The Retained Asset Account. The retained asset account, known as the ING Personal Transition Account, is an interest bearing account backed by our general account. The retained asset account is not guaranteed by the FDIC.

Beneficiaries that receive their payment through the retained asset account may access the entire Proceeds in the account at any time without penalty through a draftbook feature. The company seeks to earn a profit on the account, and interest credited on the account may vary from time to time but will not be less than the minimum rate stated in the supplemental contract delivered to the beneficiary together with the paperwork to make a claim to the Proceeds. Interest earned on the Proceeds in the account may be less than could be earned if the Proceeds were invested outside of the account. Likewise, interest credited on the Proceeds in the account may be less than under other settlement or payment options available through the policy.

Notification and Claims Procedures

Except for certain authorized telephone requests, we must receive in writing any election, designation, change, assignment or request made by the owner.

You must use a form acceptable to us. We are not liable for actions taken before we receive and record the written notice. We may require you to return your policy for policy changes or if you surrender it.

If the insured person dies while your policy is in force, please let us know as soon as possible. We will send you instructions on how to make a claim. As proof of the insured person’s death, we may require proof of the deceased insured person’s age and a certified copy of the death certificate.

The beneficiaries and the deceased insured person’s next of kin may need to sign authorization forms. These forms allow us to get information such as medical records of doctors and hospitals used by the deceased insured person.

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Telephone Privileges

Telephone privileges may be provided to you and your agent/registered representative and his/her assistant. You may request such privileges for yourself and you may authorize us to grant such privileges to your agent/registered representative and his/her assistant by making the appropriate election(s) on your application or by contacting our Customer Service Center.

Telephone privileges allow you or your agent/registered representative and his/her assistant to call our Customer Service Center to:

  Make transfers;

  Change premium allocations;

  Change your dollar cost averaging and automatic rebalancing programs; and

  Request a loan.

Our Customer Service Center uses reasonable procedures to make sure that instructions received by telephone are genuine. These procedures may include:

  Requiring some form of personal identification;

  Providing written confirmation of any transactions; and

  Tape recording telephone calls.

By accepting telephone privileges, you authorize us to record your telephone calls with us. If we reasonably believe telephone instructions to be genuine, we are not liable for losses from unauthorized or fraudulent instructions. We may discontinue or limit this privilege at any time. See Limits on Frequent or Disruptive Transfers, page 50.

Telephone and facsimile privileges may not always be available. Telephone or fax systems, whether yours, your service provider’s or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request in writing.

Non-participation

Your policy does not participate in the surplus earnings of ReliaStar Life Insurance Company.

Advertising Practices and Sales Literature

We may use advertisements and sales literature to promote this product, including:

  Articles on variable life insurance and other information published in business or financial publications;

  Indices or rankings of investment securities; and

  Comparisons with other investment vehicles, including tax considerations.

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We may use information regarding the past performance of the subaccounts and funds. Past performance is not indicative of future performance of the subaccounts or funds and is not reflective of the actual investment experience of policy owners.

We may feature certain subaccounts, the underlying funds and their managers, as well as describe asset levels and sales volumes. We may refer to past, current, or prospective economic trends and investment performance or other information we believe may be of interest to our customers.

Settlement Options

You may elect to take the surrender value in other than one lump-sum payment. Likewise, you may elect to have the beneficiaries receive the death benefit proceeds other than in one lump-sum payment, if you make this election during the insured person’s lifetime. If you have not made this election, the beneficiaries may do so within 60 days after we receive proof of the insured person’s death.

The investment performance of the subaccounts does not affect payments under these settlement options. Instead, interest accrues at a fixed rate based on the option you choose. Payment options are subject to our rules at the time you make your selection. Currently, a periodic payment must be at least $25.00 and the total proceeds must be at least $2,500.00.

The following settlement options are available:

  Option 1 – The proceeds are left with us to earn interest. Withdrawals and any changes are subject to our approval;

  Option 2 – The proceeds and interest are paid in equal installments of a specified amount until the proceeds and interest are all paid;

  Option 3 – The proceeds and interest are paid in equal installments for a specified period until the proceeds and interest are all paid;

  Option 4 – The proceeds provide an annuity payment with a specified number of months. The payments are continued for the life of the primary payee. If the primary payee dies before the certain period is over, the remaining payments are paid to a contingent payee;

  Option 5 – The proceeds provide a life income for two payees. When one payee dies, the surviving payee receives two-thirds of the amount of the joint monthly payment for life; and

  Option 6 – The proceeds are used to provide an annuity based on the rates in effect when the proceeds are applied. We will not apply this option if a similar option would be more favorable to the payee at that time.

Interest on Settlement Options. We base the interest rate for proceeds applied under Options 1 and 2 on the interest rate we declare on money that we consider to be in the same classification based on the option, restrictions on withdrawal and other factors. The interest rate will never be less than an effective annual rate of 3.50%.

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In determining amounts we pay under Options 3 and 4, we assume interest at an effective annual rate of 3.50%. Also, for Option 3 and periods certain under Option 4, we credit any excess interest we may declare on money that we consider to be in the same classification based on the option, restrictions on withdrawal and other factors.

If none of these settlement options have been elected, your surrender value or the death benefit proceeds will be paid in one lump-sum payment.

Payment of Surrender Value or Death Benefit Proceeds

Subject to the conditions and requirements of state law, full payment of your surrender value or the death benefit proceeds (“Proceeds”) to a beneficiary may be made either into an interest bearing retained asset account that is backed by our general account or by check. For additional information about the payment options available to you, please refer to your claim forms or contact us at the address shown on page 2 of this prospectus. Beneficiaries should carefully review all settlement and payment options available under the policy and are encouraged to consult with a financial professional or tax adviser before choosing a settlement or payment option. See Payment of Death Benefit Proceeds – The Retained Asset Account, page 69, for more information about the retained asset account.

Reports

Annual Statement. We will send you an annual statement once each year free of charge showing the amount of insurance coverage under your policy as well as your policy’s death benefit, policy and surrender values, the amount of premiums you have paid, the amounts you have withdrawn, borrowed or transferred and the fees and charges we have imposed since the last statement.

Additional statements are available upon request. We may make a charge not to exceed $50.00 for each additional annual statement you request. See Excess Annual Report Fee, page 26.

We send semi-annual reports with financial information on the mutual funds, including a list of investment holdings of each fund.

We send confirmation notices to you throughout the year for certain policy transactions such as transfers between investment options, partial withdrawals and loans. You are responsible for reviewing the confirmation notices to verify that the transactions are being made as requested.

Illustrations. To help you better understand how your policy values will vary over time under different sets of assumptions, we will provide you with a personalized illustration projecting future results based on the age and risk classification of the insured person and other factors such as the amount of insurance coverage, death benefit option, premiums and rates of return (within limits) you specify. Unless prohibited under state law, we may make a charge not to exceed $50.00 for each illustration you request after the first in a policy year. See Excess Illustration Fee, page 26.

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Other Reports. We will mail to you at your last known address of record at least annually a report containing such information as may be required by any applicable law. To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the funds, will be mailed to your household, even if you or other persons in your household have more than one policy issued by us or an affiliate. Call our Customer Service Center at 1-877-886-5050 if you need additional copies of financial reports, prospectuses, historical account information or annual or semi-annual reports or if you would like to receive one copy for each policy in all future mailings.

Distribution of the Policy

We sell the policy through licensed insurance agents who are registered representatives of affiliated and unaffiliated broker/dealers. All broker/dealers who sell the policy have entered into selling agreements with ING America Equities, Inc., our affiliate and the principal underwriter and distributor of the policy. ING America Equities, Inc. is organized under the laws of the State of Colorado, registered with the SEC as a broker/dealer under the Securities Exchange Act of 1934, and a member of FINRA. Its principal office is located at One Orange Way, Windsor, CT 06095.

ING America Equities, Inc. offers the securities under the policies on a continuous basis. For the years ended December 31, 2012, 2011 and 2010, the aggregate amount of underwriting commissions we paid to ING America Equities, Inc. was $5,014,304.00, $5,448,845.00 and $5,831,443.00, respectively.

ING America Equities, Inc. does not retain any commissions or other amounts paid to it by us for sales of the policy. Rather, it pays all the amounts received from us to the broker/dealers for selling the policy and part of that payment goes to your agent/registered representative.

ING Financial Partners, Inc., an affiliated broker-dealer, has entered into an agreement with ING America Equities, Inc. for the sale of our variable life products.

The amounts that we pay for the sale of the policy can generally be categorized as either commissions or other amounts. The commissions we pay can be further categorized as base commissions and supplemental or wholesaling commissions. However categorized, commissions paid will not exceed the total of the percentages shown below.

Base commissions consist of a percentage of premium we receive for the policy up to the target premium amount, a percentage of premium we receive for the policy in excess of the target premium amount and, as a trail commission, a percentage of your average net policy value. First year commission pays up to 90.00% of premium received up to target and 4.00% of premium in excess of target in the first year, 4.00% of total premium received in the second through tenth years and 1.50% of premium received thereafter (renewal commission), and 0.20% of the average net policy value in a year when the average net policy value is greater than or equal to $5,000.00.

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Supplemental or wholesaling commissions are paid based on a percentage of target premiums we receive for the policy and certain other designated insurance products sold during a calendar year. The percentages of such commissions that we may pay may increase as the aggregate amount of premiums received for all products issued by the company and/or its affiliates during the calendar year increases. The maximum percentage of supplemental or wholesaling commissions that we may pay is 43.50%.

Generally, the commissions paid on premiums for base coverage under the policy are greater than those paid on premiums for coverage under the Term Insurance Rider. Be aware of this and discuss with your agent/registered representative the appropriate usage of the Term Insurance Rider coverage for your particular situation.

In addition to the sales compensation described above, ING America Equities, Inc. or the company, as appropriate, may also pay broker-dealers additional compensation or reimbursement of expenses for their efforts in selling the policy to you and other customers. These amounts may include:

  Marketing/distribution allowances which may be based on the percentages of premium received, the aggregate commissions paid and/or the aggregate assets held in relation to certain types of designated insurance products issued by the company and/or its affiliates during the year;

  Loans or advances of commissions in anticipation of future receipt of premiums (a form of lending to agents/registered representatives). These loans may have advantageous terms such as reduction or elimination of the interest charged on the loan and/or forgiveness of the principal amount of the loan, which terms may be conditioned on fixed insurance product sales;

  Education and training allowances to facilitate our attendance at certain educational and training meetings to provide information and training about our products. We also hold training programs from time to time at our own expense;

  Sponsorship payments or reimbursements for broker/dealers to use in sales contests and/or meetings for their agents/registered representatives who sell our products. We do not hold contests based solely on sales of this product;

  Certain overrides and other benefits that may include cash compensation based on the amount of earned commissions, agent/representative recruiting or other activities that promote the sale of the policy; and

  Additional cash or noncash compensation and reimbursements permissible under existing law. This may include, but is not limited to, cash incentives, merchandise, trips, occasional entertainment, meals and tickets to sporting events, client appreciation events, business and educational enhancement items, payment for travel expenses (including meals and lodging) to pre- approved training and education seminars, and payment for advertising and sales campaigns.

We may pay commissions, dealer concessions, wholesaling fees, overrides, bonuses, other allowances and benefits and the costs of all other incentives or training programs from our resources, which include the fees and charges imposed under the policy.

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The following is a list of the top 25 broker/dealers that, during 2012, received the most, in the aggregate, from us in connection with the sale of registered variable life insurance policies issued by us, ranked by total dollars received and by total commissions paid:

  CUNA Brokerage Services, Inc.;

  ING Financial Partners, Inc.;

  Cetera Advisors LLC;

  NFP Securities, Inc.;

  LPL Financial Corporation;

  First Heartland Capital, Inc.;

  World Equity Group, Inc.;

  Centaurus Financial, Inc.;

  Purshe Kaplan Sterling Investments, Inc.;

  SII Investments Inc., W.I.;

  The Leaders Group, Inc.;

  Ameriprise Financial Services Inc.;

  ING Financial Partners, Inc.;

  M Holdings Securities, Inc.;

  Royal Alliance Associates Inc.;

  P.J. Robb Variable Corporation;

  VSR Financial Services, Inc.;

  National Planning Corporation;

  Cambridge Investment Research, Inc.;

  Securities America, Inc.;

  Wells Fargo Advisors, LLC;

  Planmember Securities Corporation;

  Commonwealth Financial Network® Inc.;

  Raymond James Financial Services, Inc.;

  JP Turner & Company, LLC; and

  Tower Square Securities, Inc.

This is a general discussion of the types and levels of compensation paid by us for the sale of our variable life insurance policies. It is important for you to know that the payment of volume or sales-based compensation to a broker/dealer or registered representative may provide that registered representative a financial incentive to promote our policies over those of another company, and may also provide a financial incentive to promote the policy offered by this prospectus over one of our other policies.

Legal Proceedings

We are not aware of any pending legal proceedings that are likely to have a material adverse effect upon the company’s ability to meet its obligations under the policy, ING America Equities, Inc.’s ability to distribute the policy or upon the variable account.

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  Litigation. Notwithstanding the foregoing, the company and/or ING America Equities, Inc., is a defendant in a number of litigation matters arising from the conduct of its business, both in the ordinary course and otherwise. In some of these matters, claimants seek to recover very large or indeterminate amounts, including compensatory, punitive, treble and exemplary damages. Certain claims are asserted as class actions. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages and other relief. The variability in pleading requirements and past experience demonstrates that the monetary and other relief that may be requested in a lawsuit or claim oftentimes bears little relevance to the merits or potential value of a claim. Due to the uncertainties of litigation, the outcome of a litigation matter and the amount or range of potential loss is difficult to forecast and a determination of potential losses requires significant management judgment.

  Regulatory Matters. As with other financial services companies, the company and its affiliates, including ING America Equities, Inc., periodically receive informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the company or the financial services industry. It is the practice of the company to cooperate fully in these matters. Regulatory investigations, exams, inquiries and audits could result in regulatory action against the company or subject the company to settlement payments, fines, penalties and other financial consequences, as well as changes to the company’s policies and procedures.

It is not possible to predict the ultimate outcome for all pending litigation and regulatory matters and given the large and indeterminate amounts sought and the inherent unpredictability of such matters, it is possible that an adverse outcome in certain litigation or regulatory matters could, from time to time, have a material adverse effect upon the company's results of operations or cash flows in a particular quarterly or annual period.

Financial Statements

Financial statements of the variable account and the company are contained in the Statement of Additional Information. To request a free Statement of Additional Information, please contact our Customer Service Center at the address or telephone number on the back of this prospectus.

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APPENDIX A

Definition of Life Insurance Factors

Guideline Premium Test Factors

Attained		Attained		Attained		Attained		Attained
Age	Factor	Age	Factor	Age	Factor	Age	Factor	Age	Factor
0-40	2.50	49	1.91	58	1.38	67	1.18	91	1.04
41	2.43	50	1.85	59	1.34	68	1.17	92	1.03
42	2.36	51	1.78	60	1.30	69	1.16	93	1.02
43	2.29	52	1.71	61	1.28	70	1.15	94	1.01
44	2.22	53	1.64	62	1.26	71	1.13	95 +	1.00
45	2.15	54	1.57	63	1.24	72	1.11
46	2.09	55	1.50	64	1.22	73	1.09
47	2.03	56	1.46	65	1.20	74	1.07
48	1.97	57	1.42	66	1.19	75 – 90	1.05

A-1

APPENDIX B

Funds Currently Available Through the Variable Account

The following chart lists the mutual funds that are currently available through the subaccounts of the variable account, along with each fund’s investment adviser/subadviser and investment objective. More detailed information about the funds can be found in the current prospectus and Statement of Additional Information for each fund. If you received a summary prospectus for any of the funds available through your policy, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

There is no assurance that the stated investment objectives of any of the funds will be achieved. Shares of the funds will rise and fall in value and you could lose money by allocating Account Value to the Subaccounts that invest in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the FDIC or any other government agency. Except as noted, all funds are diversified, as defined under the 1940 Act.

Fund Name	Investment Adviser/ Subadviser	Investment Objective
American Funds® – Growth Fund	Investment Adviser:	Seeks growth of capital by investing
(Class 2)	Capital Research and Management	primarily in common stocks and seeks
	CompanySM	to invest in companies that appear to
offer superior opportunities for growth
of capital.
American Funds® – Growth-Income	Investment Adviser:	Seeks capital growth over time and
Fund (Class 2)	Capital Research and Management	income by investing primarily in
	CompanySM	common stocks or other securities that
demonstrate the potential for
appreciation and/or dividends.
American Funds® – International	Investment Adviser:	Seeks growth of capital over time by
Fund (Class 2)	Capital Research and Management	investing primarily in common stocks
	CompanySM	of companies located outside the
United States.
BlackRock Global Allocation V.I.	Investment Adviser:	Seeks high total investment return.
Fund (Class III)	BlackRock Advisors, LLC
Subadvisers:
BlackRock Investment Management,
LLC; BlackRock International Limited
Fidelity® VIP Contrafund® Portfolio	Investment Adviser:	Seeks long-term capital appreciation.
(Initial Class)	Fidelity Management & Research
Company (“FMR”)
Subadvisers:
FMR Co., Inc. (“FMRC”) and other
investment advisers
Fidelity® VIP Equity-Income	Investment Adviser:	Seeks reasonable income. Also
Portfolio (Initial Class)	FMR	considers the potential for capital
	Subadvisers:	appreciation. Seeks to achieve a yield
	FMRC and other investment advisers	which exceeds the composite yield on
the securities comprising the S&P 500®
Index.
ING BlackRock Health Sciences	Investment Adviser:	Seeks long-term capital growth.
Opportunities Portfolio (Class I)	Directed Services LLC
Subadviser:
BlackRock Advisors, LLC

Fund Name	Investment Adviser/ Subadviser	Investment Objective
ING BlackRock Large Cap	Investment Adviser:	Seeks long-term growth of capital.
Growth Portfolio (Class I)	Directed Services LLC
Subadviser:
BlackRock Investment Management,
LLC
ING Clarion Global Real Estate	Investment Adviser:	Seeks high total return, consisting of
Portfolio (Class S)	ING Investments, LLC	capital appreciation and current
	Subadviser:	income.
CBRE Clarion Securities LLC
ING DFA World Equity Portfolio	Investment Adviser:	Seeks long-term capital appreciation.
(Class I)	Directed Services LLC
Subadviser:
Dimensional Fund Advisors LP
ING FMRSM Diversified Mid Cap	Investment Adviser:	Seeks long-term growth of capital.
Portfolio (Class I)	Directed Services LLC
Subadviser:
FMR
ING Franklin Templeton Founding	Investment Adviser:	Seeks capital appreciation and
Strategy Portfolio (Class I)	Directed Services LLC	secondarily, income.
Subadviser:
Franklin Mutual Advisers, LLC
ING Global Perspectives Portfolio	Investment Adviser:	Seeks total return.
(Class I)	ING Investments, LLC
Subadviser:
ING Investment Management Co. LLC
ING Global Resources Portfolio	Investment Adviser:	A non-diversified portfolio that seeks
(Class I)	Directed Services LLC	long-term capital appreciation.
Subadviser:
ING Investment Management Co. LLC
ING Invesco Growth and Income	Investment Adviser:	Seeks long-term growth of capital and
Portfolio (Class S)	Directed Services LLC	income.
Subadviser:
Invesco Advisers, Inc.
ING JPMorgan Emerging Markets	Investment Adviser:	Seeks capital appreciation.
Equity Portfolio (Class I)	Directed Services LLC
Subadviser:
J.P. Morgan Investment Management
Inc.
ING JPMorgan Small Cap Core	Investment Adviser:	Seeks capital growth over the long
Equity Portfolio (Class I)	Directed Services LLC	term.
Subadviser:
J.P. Morgan Investment Management
Inc.
ING Large Cap Growth Portfolio	Investment Adviser:	Seeks long-term capital growth.
(Class I)	Directed Services LLC
Subadviser:
ING Investment Management Co. LLC
ING Large Cap Value Portfolio	Investment Adviser:	Seeks long-term growth of capital and
(Class I)	Directed Services LLC	current income.
Subadviser:
ING Investment Management Co. LLC

Fund Name	Investment Adviser/ Subadviser	Investment Objective
ING Limited Maturity Bond	Investment Adviser:	Seeks highest current income consistent
Portfolio (Class S)	Directed Services LLC	with low risk to principal and liquidity
	Subadviser:	and secondarily, seeks to enhance its
	ING Investment Management Co. LLC	total return through capital appreciation
when market factors, such as falling
interest rates and rising bond prices,
indicate that capital appreciation may
be available without significant risk to
principal.
ING Liquid Assets Portfolio (Class I)	Investment Adviser:	Seeks high level of current income
	Directed Services LLC	consistent with the preservation of
	Subadviser:	capital and liquidity.
ING Investment Management Co. LLC
ING MFS Total Return Portfolio	Investment Adviser:	Seeks above-average income
(Class I)	Directed Services LLC	(compared to a portfolio entirely
	Subadviser:	invested in equity securities) consistent
	Massachusetts Financial Services	with the prudent employment of capital
	Company	and secondarily, seeks reasonable
opportunity for growth of capital and
income.
ING MFS Utilities Portfolio (Class I)	Investment Adviser:	Seeks total return.
Directed Services LLC
Subadviser:
Massachusetts Financial Services
Company
ING Marsico Growth Portfolio	Investment Adviser:	Seeks capital appreciation.
(Class I)	Directed Services LLC
Subadviser:
Marsico Capital Management, LLC
ING Multi-Manager Large Cap Core	Investment Adviser:	Seeks reasonable income and capital
Portfolio (Class I)	Directed Services LLC	growth.
Subadvisers:
Columbia Management Investment
Advisers, LLC and The London
Company of Virginia d/b/a The London
Company
ING PIMCO Total Return Bond	Investment Adviser:	Seeks maximum total return, consistent
Portfolio (Class I)	Directed Services LLC	with preservation of capital and prudent
	Subadviser:	investment management.
Pacific Investment Management
Company LLC (“PIMCO”)
ING Pioneer Mid Cap Value	Investment Adviser:	Seeks capital appreciation.
Portfolio (Class I)	Directed Services LLC
Subadviser:
Pioneer Investment Management, Inc.
ING Retirement Growth Portfolio	Investment Adviser:	Seeks a high level of total return
(Class I)	Directed Services LLC	(consisting of capital appreciation and
	Subadviser:	income) consistent with a level of risk
	ING Investment Management Co. LLC	that can be expected to be greater than
that of the ING Retirement Moderate
Growth Portfolio.

Fund Name	Investment Adviser/ Subadviser	Investment Objective
ING Retirement Moderate	Investment Adviser:	Seeks a high level of total return
Growth Portfolio (Class I)	Directed Services LLC	(consisting of capital appreciation and
	Subadviser:	income) consistent with a level of risk
	ING Investment Management Co. LLC	that can be expected to be greater than
that of ING Retirement Moderate
Portfolio but less than that of ING
Retirement Growth Portfolio.
ING Retirement Moderate Portfolio	Investment Adviser:	Seeks a high level of total return
(Class I)	Directed Services LLC	(consisting of capital appreciation and
	Subadviser:	income) consistent with a level of risk
	ING Investment Management Co. LLC	that can be expected to be greater than
that of ING Retirement Conservative
Portfolio but less than that of ING
Retirement Moderate Growth Portfolio.
ING T. Rowe Price Capital	Investment Adviser:	Seeks, over the long-term, a high total
Appreciation Portfolio (Class I)	Directed Services LLC	investment return, consistent with the
	Subadviser:	preservation of capital and with prudent
	T. Rowe Price Associates, Inc.	investment risk.
ING T. Rowe Price Equity Income	Investment Adviser:	Seeks substantial dividend income as
Portfolio (Class I)	Directed Services LLC	well as long-term growth of capital.
Subadviser:
T. Rowe Price Associates, Inc.
ING T. Rowe Price International	Investment Adviser:	Seeks long-term growth of capital.
Stock Portfolio (Class I)	Directed Services LLC
Subadviser:
T. Rowe Price Associates, Inc.
ING U.S. Stock Index Portfolio	Investment Adviser:	Seeks total return.
(Class I)	Directed Services LLC
Subadviser:
ING Investment Management Co. LLC
ING Baron Growth Portfolio	Investment Adviser:	Seeks capital appreciation.
(Class I)	Directed Services LLC
Subadviser:
BAMCO, Inc.
ING Columbia Small Cap Value II	Investment Adviser:	Seeks long-term growth of capital.
Portfolio (Class I)	Directed Services LLC
Subadviser:
Columbia Management Investment
Advisers, LLC
ING Global Bond Portfolio (Class S)	Investment Adviser:	Seeks to maximize total return through
	Directed Services LLC	a combination of current income and
	Subadviser:	capital appreciation.
ING Investment Management Co. LLC
ING Invesco Comstock Portfolio	Investment Adviser:	Seeks capital growth and income.
(Class I)	Directed Services LLC
Subadviser:
Invesco Advisers, Inc.
ING Invesco Equity and Income	Investment Adviser:	Seeks total return, consisting of long-
Portfolio (Class I)	Directed Services LLC	term capital appreciation and current
	Subadviser:	income.
Invesco Advisers, Inc.

Investment Adviser/
Fund Name	Subadviser	Investment Objective
ING JPMorgan Mid Cap Value	Investment Adviser:	Seeks growth from capital appreciation.
Portfolio (Class I)	Directed Services LLC
Subadviser:
J. P. Morgan Investment Management
Inc.
ING Oppenheimer Global Portfolio	Investment Adviser:	Seeks capital appreciation.
(Class I)	Directed Services LLC
Subadviser:
OppenheimerFunds, Inc.
ING Pioneer High Yield Portfolio	Investment Adviser:	Seeks to maximize total return through
(Class I)	Directed Services LLC	income and capital appreciation.
Subadviser:
Pioneer Investment Management, Inc.

ING T. Rowe Price Diversified Mid	Investment Adviser:	Seeks long-term capital appreciation.
Cap Growth Portfolio (Class I)	Directed Services LLC
Subadviser:
T. Rowe Price Associates, Inc.
ING Templeton Foreign Equity	Investment Adviser:	Seeks long-term capital growth.
Portfolio (Class I)	Directed Services LLC
Subadviser:
Templeton Investment Counsel, LLC
ING Balanced Portfolio (Class I)	Investment Adviser:	Seeks total return consisting of capital
	ING Investments, LLC	appreciation (both realized and
	Subadviser:	unrealized) and current income; the
	ING Investment Management Co. LLC	secondary investment objective is long-
term capital appreciation.
ING Intermediate Bond Portfolio	Investment Adviser:	Seeks to maximize total return
(Class I)	ING Investments, LLC	consistent with reasonable risk. The
	Subadviser:	portfolio seeks its objective through
	ING Investment Management Co. LLC	investments in a diversified portfolio
consisting primarily of debt securities.
It is anticipated that capital
appreciation and investment income
will both be major factors in achieving
total return.
ING Growth and Income Portfolio	Investment Adviser:	Seeks to maximize total return through
(Class I)	ING Investments, LLC	investments in a diversified portfolio of
	Subadviser:	common stocks and securities
	ING Investment Management Co. LLC	convertible into common stocks. It is
anticipated that capital appreciation and
investment income will both be major
factors in achieving total return.
ING Index Plus LargeCap Portfolio	Investment Adviser:	Seeks to outperform the total return
(Class I)	ING Investments, LLC	performance of the S&P 500 Index,
	Subadviser:	while maintaining a market level of
	ING Investment Management Co. LLC	risk.
ING Index Plus MidCap Portfolio	Investment Adviser:	Seeks to outperform the total return
(Class I)	ING Investments, LLC	performance of the Standard and Poor’s
	Subadviser:	MidCap 400 Index, while maintaining a
	ING Investment Management Co. LLC	market level of risk.
ING Index Plus SmallCap Portfolio	Investment Adviser:	Seeks to outperform the total return
(Class I)	ING Investments, LLC	performance of the Standard and Poor’s
	Subadviser:	SmallCap 600 Index, while maintaining
	ING Investment Management Co. LLC	a market level of risk.

Fund Name	Investment Adviser/ Subadviser	Investment Objective
ING International Index	Investment Adviser:	Seeks investment results (before fees
Portfolio (Class S)	ING Investments, LLC	and expenses) that correspond to the
	Subadviser:	total return (which includes capital
	ING Investment Management Co. LLC	appreciation and income) of a widely
accepted international index.
ING RussellTM Large Cap Growth	Investment Adviser:	Seeks investment results (before fees
Index Portfolio (Class I)	ING Investments, LLC	and expenses) that correspond to the
	Subadviser:	total return (which includes capital
	ING Investment Management Co. LLC	appreciation and income) of the Russell
Top 200® Growth Index.
ING RussellTM Large Cap Index	Investment Adviser:	Seeks investment results (before fees
Portfolio (Class I)	ING Investments, LLC	and expenses) that correspond to the
	Subadviser:	total return (which includes capital
	ING Investment Management Co. LLC	appreciation and income) of the Russell
Top 200® Index.
ING RussellTM Large Cap Value	Investment Adviser:	Seeks investment results (before fees
Index Portfolio (Class I)	ING Investments, LLC	and expenses) that correspond to the
	Subadviser:	total return (which includes capital
	ING Investment Management Co. LLC	appreciation and income) of the Russell
Top 200® Value Index.
ING RussellTM Mid Cap Growth	Investment Adviser:	Seeks investment results (before fees
Index Portfolio (Class I)	ING Investments, LLC	and expenses) that correspond to the
	Subadviser:	total return (which includes capital
	ING Investment Management Co. LLC	appreciation and income) of the Russell
Midcap® Growth Index.
ING RussellTM Small Cap Index	Investment Adviser:	Seeks investment results (before fees
Portfolio (Class I)	ING Investments, LLC	and expenses) that correspond to the
	Subadviser:	total return (which includes capital
	ING Investment Management Co. LLC	appreciation and income) of the Russell
2000® Index.
ING Small Company Portfolio	Investment Adviser:	Seeks growth of capital primarily
(Class I)	ING Investments, LLC	through investment in a diversified
	Subadviser:	portfolio of common stocks of
	ING Investment Management Co. LLC	companies with smaller market
capitalizations.
ING U.S. Bond Index Portfolio	Investment Adviser:	Seeks investment results (before fees
(Class I)	ING Investments, LLC	and expenses) that correspond to the
	Subadviser:	total return (which includes capital
	ING Investment Management Co. LLC	appreciation and income) of the
Barclays Capital U.S. Aggregate Bond
Index.
ING SmallCap Opportunities	Investment Adviser:	Seeks long-term capital appreciation.
Portfolio (Class I)	ING Investments, LLC
Subadviser:
ING Investment Management Co. LLC
Neuberger Berman AMT Socially	Investment Adviser:	Seeks long-term growth of capital by
Responsive Portfolio® (Class I)	Neuberger Berman Management LLC	investing primarily in securities of
	Subadviser:	companies that meet the portfolio’s
	Neuberger Berman LLC	financial criteria and social policy.

APPENDIX C

Information Regarding Closed Subaccounts

The subaccounts that invest in the following mutual funds have been closed to new investment:

Fund Name	Investment Adviser/ Subadviser	Investment Objective
Fidelity® VIP Investment Grade	Investment Adviser:	Seeks as high a level of current income
Bond Portfolio (Initial Class)	FMR	as is consistent with the preservation of
	Subadviser:	capital.
Fidelity Investments Money Management, Inc. and other investment advisers
ING American Century Small-Mid	Investment Adviser:	Seeks long-term capital growth; income
Cap Value Portfolio (Class I)	Directed Services LLC	is a secondary objective.
Subadviser:
American Century Investment
Management, Inc.
ING Clarion Real Estate Portfolio	Investment Adviser:	A non-diversified Portfolio that seeks
(Class I)	Directed Services LLC	total return including capital
	Subadviser:	appreciation and current income.
CBRE Clarion Securities LLC
ING DFA Global Allocation Portfolio	Investment Adviser:	Seeks high level of total return,
(Class I)*	Directed Services LLC	consisting of capital appreciation and
	Subadviser:	income.
Dimensional Fund Advisors LP
ING International Value Portfolio	Investment Adviser:	Seeks long-term capital appreciation.
(Class I)	ING Investments, LLC
Subadviser:
ING Investment Management Co. LLC
ING MidCap Opportunities Portfolio	Investment Adviser:	Seeks long-term capital appreciation.
(Class I)	ING Investments, LLC
Subadviser:
ING Investment Management Co. LLC
ING PIMCO Total Return Portfolio	Investment Adviser:	Seeks maximum total return, consistent
(Class I)	Directed Services LLC	with capital preservation and prudent
	Subadviser:	investment management.
PIMCO
ING Strategic Allocation	Investment Adviser:	Seeks to provide total return (i.e.,
Conservative Portfolio (Class I)*	ING Investments, LLC	income and capital growth, both
	Subadviser:	realized and unrealized) consistent with
	ING Investment Management Co. LLC	preservation of capital.
ING Strategic Allocation Growth	Investment Adviser:	Seeks to provide capital appreciation.
Portfolio (Class I)*	ING Investments, LLC
Subadviser:
ING Investment Management Co. LLC
ING Strategic Allocation Moderate	Investment Adviser:	Seeks to provide total return (i.e.,
Portfolio (Class I)*	ING Investments, LLC	income and capital appreciation, both
	Subadviser:	realized and unrealized).
ING Investment Management Co. LLC

*	This fund is structured as a “fund of funds.” See the Fund Fees and Expenses table on page 13 and the Fund of Funds section on page 33 for more information about “fund of funds.”

C-1

Policy owners who have policy value allocated to one or more of the subaccounts that correspond to these funds may leave their policy value in those subaccounts, but future allocations and transfers into those subaccounts are prohibited. If your most recent premium allocation instructions includes a subaccount that corresponds to one of these funds, premium received that would have been allocated to a subaccount corresponding to one of these funds may be automatically allocated among the other available subaccounts according to your most recent premium allocation instructions. If your most recent allocation instructions do not include any available funds, you must provide us with alternative allocation instructions or the premium payment will be returned to you. You may give us alternative allocation instructions by contacting our:

ING Customer Service Center
P.O. Box 5011
Minot, North Dakota 58702-5011
1-877-886-5050

Your failure to provide us with alternative allocation instructions before we return your premium payment(s) may result in your policy entering the 61 day grace period and/or your policy lapsing without value. See Lapse, page 55, for more information about how to keep your policy from lapsing. See also Reinstatement, page 56, for information about how to put your policy back in force if it has lapsed.

C-2

MORE INFORMATION IS AVAILABLE

If you would like more information about us, the variable account or the policy, the following documents are available free upon request:

  Statement of Additional Information (“SAI”) – The SAI contains more specific information about the variable account and the policy, as well as the financial statements of the variable account and the company. The SAI is incorporated by reference into (made legally part of) this prospectus. The following is the Table of Contents for the SAI:

Page
General Information and History	2
Performance Reporting and Advertising	2
Experts	4
Financial Statements	4
Financial Statements of Select*Life Variable Account	1
Statutory Basis Financial Statements of ReliaStar Life Insurance Company	1

  A personalized illustration of policy benefits – A personalized illustration can help you understand how the policy works, given the policy's fees and charges along with the investment options, features and benefits and optional benefits you select. A personalized illustration can also help you compare the policy's death benefits, policy value and surrender value with other life insurance policies based on the same or similar assumptions. We reserve the right to assess a fee of up to $50.00 for each personalized illustration you request after the first each policy year. See Excess Illustration Fee, page 26.

To request a free SAI or personalized illustration of policy benefits or to make other inquiries about the policy, please contact us at our:

ING Customer Service Center
P.O. Box 5011
Minot, North Dakota 58702-5011
1-877-886-5050
www.ingservicecenter.com

If you received a summary prospectus for any of the mutual funds available through your policy, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus. Additional information about us, the variable account or the policy (including the SAI) can be reviewed and copied from the SEC's Internet website (www.sec.gov) or at the SEC's Public Reference Branch in Washington, DC. Copies of this additional information may also be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Branch at 100 F Street, NE, Room 1580, Washington, DC 20549. More information about operation of the SEC's Public Reference Branch can be obtained by calling 202-551-8090. When looking for information regarding the policy offered through this prospectus, you may find it useful to use the number assigned to the registration statement under the 1933 Act. This number is 033-57244.

1940 Act File No. 811-04208
1933 Act File No. 033-57244

SELECT*LIFE VARIABLE ACCOUNT OF

RELIASTAR LIFE INSURANCE COMPANY

Statement of Additional Information dated May 1, 2013.

SELECT*LIFE II

A Flexible Premium Adjustable Variable Universal Life Insurance Policy

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Select*Life II prospectus dated May 1, 2013. The policy offered in connection with the prospectus is a flexible premium variable universal life insurance policy funded through the Select*Life Variable Account.

A free prospectus is available upon request by contacting the ReliaStar Life Insurance Company's customer service center at P.O. Box 5011, 2000 21st Avenue NW, Minot, North Dakota 58703, by calling 1-877-886-5050 or by accessing the SEC's website at www.sec.gov.

Read the prospectus before you invest. Unless otherwise indicated, terms used in this Statement of Additional Information shall have the same meaning as in the prospectus.

TABLE OF CONTENTS
Page
General Information and History	2
Performance Reporting and Advertising	2
Experts	4
Financial Statements	4
Financial Statements of Select*Life Variable Account	1
Statutory Basis Financial Statements of ReliaStar Life Insurance Company	1

GENERAL INFORMATION AND HISTORY

ReliaStar Life Insurance Company (the “company,” “we,” “us,” “our”) is a stock life insurance company organized in 1885 and incorporated under the laws of the State of Minnesota. We are admitted to do business in the District of Columbia and all states except New York. Our headquarters is at 20 Washington Avenue South, Minneapolis, Minnesota 55401.

We are a wholly owned indirect subsidiary of ING Groep N.V. (“ING”), a global financial institution active in the fields of insurance, banking and asset management. ING is headquartered in Amsterdam, The Netherlands. Although we are an indirect subsidiary of ING, ING is not responsible for the obligations under the policy. The obligations under the policy are solely the responsibility of ReliaStar Life Insurance Company.

Pursuant to an agreement with the European Commission (“EC”), ING has announced its intention to divest itself of ING U.S., Inc. and its subsidiaries, including the company (“ING U.S.”), which constitutes ING’s U.S.-based retirement, investment management and insurance operations. Under the agreement with the EC, ING is required to divest itself of at least 25 percent of ING U.S. by the end of 2013, more than 50 percent by the end of 2014 and 100 percent by the end of 2016. While all options for effecting the separation from ING remain open, ING has announced that the base case for this separation includes an initial public offering (“IPO”) of ING U.S., and in connection with the proposed IPO of its common stock ING U.S. filed a registration statement on Form S-1 with the SEC in November 2012, which was amended in January, March and April 2013. While the base case for the separation is an IPO, all options remain open and it is possible that ING’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers.

We established the Select*Life Variable Account (the “variable account”) on October 11, 1984, under the laws of the State of Minnesota for the purpose of funding variable life insurance policies issued by us. The variable account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Premium payments may be allocated to one or more of the available subaccounts of the variable account. Each subaccount invests in shares of a corresponding mutual fund at net asset value. We may make additions to, deletions from or substitutions of available mutual funds as permitted by law and subject to the conditions of the policy.

Other than the policy owner fees and charges described in the prospectus, all expenses incurred in the operations of the variable account are borne by the company. We do, however, receive compensation for certain recordkeeping, administration or other services from the mutual funds or affiliates of the mutual funds available through the policies. See “Fund Fees and Expenses” in the prospectus.

The company maintains custody of the assets of the variable account. As custodian, the company holds cash balances for the variable account pending investment in the mutual funds or distribution. The mutual funds in whose shares the assets of the subaccounts of the variable account are invested each have custodians, as discussed in the respective mutual fund prospectuses.

PERFORMANCE REPORTING AND ADVERTISING

Information regarding the past, or historical, performance of the subaccounts of the variable account and the mutual funds available for investment through the subaccounts of the variable account may appear in advertisements, sales literature or reports to policy owners or prospective purchasers. SUCH PERFORMANCE INFORMATION FOR THE SUBACCOUNTS WILL REFLECT THE DEDUCTION OF ALL FUND FEES AND CHARGES, INCLUDING INVESTMENT MANAGEMENT FEES, DISTRIBUTION (12B-1) FEES AND OTHER EXPENSES BUT WILL NOT REFLECT DEDUCTIONS FOR ANY POLICY FEES AND CHARGES. IF THE POLICY'S PREMIUM EXPENSE, COST OF INSURANCE, ADMINISTRATIVE AND MORTALITY AND EXPENSE RISK CHARGES AND THE OTHER TRANSACTION, PERIODIC OR OPTIONAL BENEFITS FEES AND CHARGES WERE DEDUCTED, THE PERFORMANCE SHOWN WOULD BE SIGNIFICANTLY LOWER.

2

With respect to performance reporting it is important to remember that past performance does not guarantee future results. Current performance may be higher or lower than the performance shown and actual investment returns and principal values will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost.

Performance history of the subaccounts of the variable account and the corresponding mutual funds is measured by comparing the value at the beginning of the period to the value at the end of the period. Performance is usually calculated for periods of one month, three months, year-to-date, one year, three years, five years, ten years (if the mutual fund has been in existence for these periods) and since the inception date of the mutual fund (if the mutual fund has been in existence for less than ten years). We may provide performance information showing average annual total returns for periods prior to the date a subaccount commenced operation. We will calculate such performance information based on the assumption that the subaccounts were in existence for the same periods as those indicated for the mutual funds, with the level of charges at the variable account level that were in effect at the inception of the subaccounts. Performance information will be specific to the class of mutual fund shares offered through the policy, however, for periods prior to the date a class of mutual fund shares commenced operations, performance information may be based on a different class of shares of the same mutual fund. In this case, performance for the periods prior to the date a class of mutual fund shares commenced operations will be adjusted by the mutual fund fees and expenses associated with the class of mutual fund shares offered through the policy.

We may compare performance of the subaccounts and/or the mutual funds as reported from time to time in advertisements and sales literature to other variable life insurance issuers in general; to the performance of particular types of variable life insurance policies investing in mutual funds; or to investment series of mutual funds with investment objectives similar to each of the subaccounts, whose performance is reported by Lipper Analytical Services, Inc. (“Lipper”) and Morningstar. Inc. (“Morningstar”) or reported by other series, companies, individuals or other industry or financial publications of general interest, such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's and Fortune. Lipper and Morningstar are independent services that monitor and rank the performances of variable life insurance issuers in each of the major categories of investment objectives on an industry-wide basis.

Lipper's and Morningstar's rankings include variable annuity issuers as well as variable life insurance issuers. The performance analysis prepared by Lipper and Morningstar ranks such issuers on the basis of total return, assuming reinvestment of distributions, but does not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. We may also compare the performance of each subaccount in advertising and sales literature to the Standard & Poor's Index of 500 common stocks and the Dow Jones Industrials, which are widely used measures of stock market performance. We may also compare the performance of each subaccount to other widely recognized indices. Unmanaged indices may assume the reinvestment of dividends, but typically do not reflect any “deduction” for the expense of operating or managing an investment portfolio.

To help you better understand how your policy's death benefits, policy value and surrender value will vary over time under different sets of assumptions, we encourage you to obtain a personalized illustration. Personalized illustrations will assume deductions for fund expenses and policy and variable account charges. We will base these illustrations on the age and risk classification of the insured person and other factors such as the amount of insurance coverage, death benefit option, premiums and rates of return (within limits) you specify. These personalized illustrations will be based on either a hypothetical investment return of the mutual funds of 0.00% and other percentages not to exceed 12.00% or on the actual historical experience of the mutual funds as if the subaccounts had been in existence and a policy issued for the same periods as those indicated for the mutual funds. Subject to regulatory approval, personalized illustrations may be based upon a weighted average of fund expenses rather than an arithmetic average. A personalized illustration is available upon request by contacting our customer service center at P.O. Box 5011, Minot, ND 58702-5011 or by calling 1-877-886-5050.

3

EXPERTS

The statements of assets and liabilities of Select*Life Variable Account as of December 31, 2012, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the statutory basis financial statements of ReliaStar Life Insurance Company as of December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, included in this Statement of Additional Information, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of the variable account statements of assets and liabilities as of December 31, 2012, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements have been audited by Ernst & Young LLP, independent registered public accounting firm.

The statutory basis financial statements of the Company as of December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, have been audited by Ernst & Young LLP, independent registered public accounting firm. The financial statements of the Company should be distinguished from the financial statements of the variable account and should be considered only as bearing upon the ability of the Company to meet its obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the variable account. The statutory basis financial statements of the Company as of December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, have been prepared on the basis of statutory accounting practices prescribed or permitted by the State of Minnesota Division of Insurance.

The primary business address of Ernst & Young LLP is Suite 1000, 55 Ivan Allen Jr. Boulevard, Atlanta, GA 30308.

4

FINANCIAL STATEMENTS
ReliaStar Life Insurance Company
Select*Life Variable Account
Year Ended December 31, 2012
with Report of Independent Registered Public Accounting Firm

S-1

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RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Financial Statements
Year Ended December 31, 2012

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Report of Independent Registered Public Accounting Firm

The Board of Directors and Participants
ReliaStar Life Insurance Company

We have audited the accompanying financial statements of ReliaStar Life Insurance Company Select*Life Variable Account (the "Account"), which comprise  the statements of assets and liabilities of each of the investment divisions disclosed in Note 1 as of December 31, 2012, and the related statements of operations for the year or period then ended, and the statements of changes in net assets for the years or periods ended December 31, 2012 and 2011. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the transfer agents or fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the investment divisions disclosed in Note 1 constituting ReliaStar Life Insurance Company Select*Life Variable Account at December 31, 2012, the results of their operations for the year or period then ended, and the changes in their net assets for the years or periods ended December 31, 2012 and 2011, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Atlanta, Georgia
April 17, 2013

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Assets and Liabilities
December 31, 2012
(Dollars in thousands)

	American Funds Insurance Series® Growth Fund - Class 2	American Funds Insurance Series® Growth-Income Fund - Class 2	American Funds Insurance Series® International Fund - Class 2	BlackRock Global Allocation V.I. Fund - Class III	Fidelity® VIP Equity-Income Portfolio - Initial Class

Assets
Investments in mutual funds
at fair value	$43,467	$28,642	$27,164	$8,997	$64,185
Total assets	43,467	28,642	27,164	8,997	64,185
Net assets	$43,467	$28,642	$27,164	$8,997	$64,185

Total number of mutual fund shares	719,063	748,994	1,541,659	627,400	3,218,907

Cost of mutual fund shares	$40,837	$26,250	$30,380	$8,872	$73,287

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Assets and Liabilities
December 31, 2012
(Dollars in thousands)

	Fidelity® VIP Contrafund® Portfolio - Initial Class	Fidelity® VIP Index 500 Portfolio - Initial Class	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	ING Balanced Portfolio - Class I	ING Intermediate Bond Portfolio - Class I

Assets
Investments in mutual funds
at fair value	$78,901	$1,563	$6,193	$6,046	$14,244
Total assets	78,901	1,563	6,193	6,046	14,244
Net assets	$78,901	$1,563	$6,193	$6,046	$14,244

Total number of mutual fund shares	2,984,161	10,788	474,177	492,719	1,099,065

Cost of mutual fund shares	$81,512	$1,433	$5,895	$5,999	$13,615

The accompanying notes are an integral part of these financial statements.

3

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Assets and Liabilities
December 31, 2012
(Dollars in thousands)

	ING BlackRock Health Sciences Opportunities Portfolio - Institutional Class	ING BlackRock Large Cap Growth Portfolio - Institutional Class	ING Clarion Global Real Estate Portfolio - Service Class	ING Clarion Real Estate Portfolio - Institutional Class	ING DFA Global Allocation Portfolio - Institutional Class

Assets
Investments in mutual funds
at fair value	$2,802	$1,146	$4,853	$1,918	$157
Total assets	2,802	1,146	4,853	1,918	157
Net assets	$2,802	$1,146	$4,853	$1,918	$157

Total number of mutual fund shares	208,630	104,532	436,842	70,456	14,733

Cost of mutual fund shares	$2,437	$1,092	$4,167	$1,615	$150

The accompanying notes are an integral part of these financial statements.

4

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Assets and Liabilities
December 31, 2012
(Dollars in thousands)

	ING DFA World Equity Portfolio - Institutional Class	ING FMRSM Diversified Mid Cap Portfolio - Institutional Class	ING Franklin Templeton Founding Strategy Portfolio - Institutional Class	ING Global Resources Portfolio - Institutional Class	ING Invesco Van Kampen Growth and Income Portfolio - Service Class

Assets
Investments in mutual funds
at fair value	$558	$5,566	$850	$11,618	$9,019
Total assets	558	5,566	850	11,618	9,019
Net assets	$558	$5,566	$850	$11,618	$9,019

Total number of mutual fund shares	62,999	359,822	93,900	616,015	382,339

Cost of mutual fund shares	$533	$4,657	$803	$10,827	$8,565

The accompanying notes are an integral part of these financial statements.

5

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Assets and Liabilities
December 31, 2012
(Dollars in thousands)

	ING JPMorgan Emerging Markets Equity Portfolio - Institutional Class	ING JPMorgan Small Cap Core Equity Portfolio - Institutional Class	ING Large Cap Growth Portfolio - Institutional Class	ING Large Cap Value Portfolio - Institutional Class	ING Limited Maturity Bond Portfolio - Service Class

Assets
Investments in mutual funds
at fair value	$8,439	$25,448	$88,000	$87	$25,689
Total assets	8,439	25,448	88,000	87	25,689
Net assets	$8,439	$25,448	$88,000	$87	$25,689

Total number of mutual fund shares	403,181	1,649,277	5,945,977	9,397	2,516,093

Cost of mutual fund shares	$8,266	$20,510	$64,751	$77	$25,957

The accompanying notes are an integral part of these financial statements.

6

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Assets and Liabilities
December 31, 2012
(Dollars in thousands)

	ING Liquid Assets Portfolio - Institutional Class	ING Marsico Growth Portfolio - Institutional Class	ING MFS Total Return Portfolio - Institutional Class	ING MFS Utilities Portfolio - Institutional Class	ING MFS Utilities Portfolio - Service Class

Assets
Investments in mutual funds
at fair value	$39,397	$3,338	$7,634	$3,075	$3,397
Total assets	39,397	3,338	7,634	3,075	3,397
Net assets	$39,397	$3,338	$7,634	$3,075	$3,397

Total number of mutual fund shares	39,396,545	175,398	473,872	204,344	226,466

Cost of mutual fund shares	$39,397	$2,998	$6,327	$2,642	$3,061

The accompanying notes are an integral part of these financial statements.

7

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Assets and Liabilities
December 31, 2012
(Dollars in thousands)

	ING PIMCO Total Return Bond Portfolio - Institutional Class	ING Pioneer Fund Portfolio - Institutional Class	ING Pioneer Mid Cap Value Portfolio - Institutional Class	ING Retirement Growth Portfolio - Institutional Class	ING Retirement Moderate Growth Portfolio - Institutional Class

Assets
Investments in mutual funds
at fair value	$29,975	$248	$4,730	$15,080	$6,111
Total assets	29,975	248	4,730	15,080	6,111
Net assets	$29,975	$248	$4,730	$15,080	$6,111

Total number of mutual fund shares	2,457,004	21,733	418,575	1,327,444	533,284

Cost of mutual fund shares	$29,814	$238	$4,599	$12,707	$5,415

The accompanying notes are an integral part of these financial statements.

8

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Assets and Liabilities
December 31, 2012
(Dollars in thousands)

	ING Retirement Moderate Portfolio - Institutional Class	ING T. Rowe Price Capital Appreciation Portfolio - Institutional Class	ING T. Rowe Price Equity Income Portfolio - Institutional Class	ING T. Rowe Price International Stock Portfolio - Institutional Class	ING U.S. Stock Index Portfolio - Institutional Class

Assets
Investments in mutual funds
at fair value	$10,722	$54,836	$14,065	$15,846	$56,509
Total assets	10,722	54,836	14,065	15,846	56,509
Net assets	$10,722	$54,836	$14,065	$15,846	$56,509

Total number of mutual fund shares	915,620	2,189,922	1,071,176	1,349,785	4,913,802

Cost of mutual fund shares	$9,596	$49,822	$12,161	$16,123	$53,417

The accompanying notes are an integral part of these financial statements.

9

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Assets and Liabilities
December 31, 2012
(Dollars in thousands)

	ING American Century Small- Mid Cap Value Portfolio - Initial Class	ING Baron Growth Portfolio - Initial Class	ING Columbia Small Cap Value II Portfolio - Initial Class	ING Global Bond Portfolio - Service Class	ING Invesco Van Kampen Comstock Portfolio - Initial Class

Assets
Investments in mutual funds
at fair value	$110	$6,693	$4,844	$14,098	$5,402
Total assets	110	6,693	4,844	14,098	5,402
Net assets	$110	$6,693	$4,844	$14,098	$5,402

Total number of mutual fund shares	9,071	281,205	420,823	1,228,054	469,291

Cost of mutual fund shares	$91	$4,738	$3,946	$13,964	$4,769

The accompanying notes are an integral part of these financial statements.

10

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Assets and Liabilities
December 31, 2012
(Dollars in thousands)

	ING Invesco Van Kampen Equity and Income Portfolio - Initial Class	ING JPMorgan Mid Cap Value Portfolio - Initial Class	ING Oppenheimer Global Portfolio - Initial Class	ING PIMCO Total Return Portfolio - Initial Class	ING Pioneer High Yield Portfolio - Initial Class

Assets
Investments in mutual funds
at fair value	$1,571	$10,671	$39,754	$3,641	$18,684
Total assets	1,571	10,671	39,754	3,641	18,684
Net assets	$1,571	$10,671	$39,754	$3,641	$18,684

Total number of mutual fund shares	43,135	635,542	2,639,687	295,575	1,610,683

Cost of mutual fund shares	$1,364	$8,451	$35,627	$3,474	$15,204

The accompanying notes are an integral part of these financial statements.

11

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Assets and Liabilities
December 31, 2012
(Dollars in thousands)

	ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	ING Templeton Foreign Equity Portfolio - Initial Class	ING UBS U.S. Large Cap Equity Portfolio - Initial Class	ING Strategic Allocation Conservative Portfolio - Class I	ING Strategic Allocation Growth Portfolio - Class I

Assets
Investments in mutual funds
at fair value	$45,784	$7,137	$3,826	$10	$451
Total assets	45,784	7,137	3,826	10	451
Net assets	$45,784	$7,137	$3,826	$10	$451

Total number of mutual fund shares	5,226,429	640,109	390,366	898	41,037

Cost of mutual fund shares	$42,813	$6,096	$3,653	$9	$492

The accompanying notes are an integral part of these financial statements.

12

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Assets and Liabilities
December 31, 2012
(Dollars in thousands)

	ING Strategic Allocation Moderate Portfolio - Class I	ING Growth and Income Portfolio - Class I	ING Index Plus LargeCap Portfolio - Class I	ING Index Plus MidCap Portfolio - Class I	ING Index Plus SmallCap Portfolio - Class I

Assets
Investments in mutual funds
at fair value	$186	$3,256	$2,368	$10,392	$7,052
Total assets	186	3,256	2,368	10,392	7,052
Net assets	$186	$3,256	$2,368	$10,392	$7,052

Total number of mutual fund shares	16,873	132,682	154,082	585,112	455,539

Cost of mutual fund shares	$171	$2,607	$1,967	$9,423	$6,714

The accompanying notes are an integral part of these financial statements.

13

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Assets and Liabilities
December 31, 2012
(Dollars in thousands)

	ING International Index Portfolio - Class S	ING Russell™ Large Cap Growth Index Portfolio - Class I	ING Russell™ Large Cap Index Portfolio - Class I	ING Russell™ Large Cap Value Index Portfolio - Class I	ING Russell™ Mid Cap Growth Index Portfolio - Class I

Assets
Investments in mutual funds
at fair value	$4,492	$87,945	$1,187	$23,576	$1,357
Total assets	4,492	87,945	1,187	23,576	1,357
Net assets	$4,492	$87,945	$1,187	$23,576	$1,357

Total number of mutual fund shares	534,090	5,241,086	107,528	1,652,119	73,894

Cost of mutual fund shares	$4,109	$58,454	$939	$18,500	$1,274

The accompanying notes are an integral part of these financial statements.

14

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Assets and Liabilities
December 31, 2012
(Dollars in thousands)

	ING Russell™ Small Cap Index Portfolio - Class I	ING Small Company Portfolio - Class I	ING U.S. Bond Index Portfolio - Class I	ING International Value Portfolio - Class I	ING MidCap Opportunities Portfolio - Class I

Assets
Investments in mutual funds
at fair value	$674	$6,444	$3,688	$5,825	$8,842
Total assets	674	6,444	3,688	5,825	8,842
Net assets	$674	$6,444	$3,688	$5,825	$8,842

Total number of mutual fund shares	52,421	328,284	336,172	712,107	686,455

Cost of mutual fund shares	$639	$5,075	$3,695	$7,993	$5,309

The accompanying notes are an integral part of these financial statements.

15

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Assets and Liabilities
December 31, 2012
(Dollars in thousands)

	ING SmallCap Opportunities Portfolio - Class I	Neuberger Berman AMT Socially Responsive Portfolio® - Class I

Assets
Investments in mutual funds
at fair value	$18,155	$2,605
Total assets	18,155	2,605
Net assets	$18,155	$2,605

Total number of mutual fund shares	813,382	163,913

Cost of mutual fund shares	$15,061	$2,049

The accompanying notes are an integral part of these financial statements.

16

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Operations
For the Year Ended December 31, 2012
(Dollars in thousands)

	American Funds Insurance Series® Growth Fund - Class 2	American Funds Insurance Series® Growth-Income Fund - Class 2	American Funds Insurance Series® International Fund - Class 2	BlackRock Global Allocation V.I. Fund - Class III	Fidelity® VIP Equity-Income Portfolio - Initial Class

Net investment income (loss)
Income:
Dividends	$340	$457	$386	$131	$1,959
Total investment income	340	457	386	131	1,959
Expenses:
Mortality, expense risk
and other charges	9	8	6	3	131
Annual administrative charges	231	157	119	48	199
Total expenses	240	165	125	51	330
Net investment income (loss)	100	292	261	80	1,629

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(446)	(942)	(764)	81	(876)
Capital gains distributions	-	-	-	30	4,022
Total realized gain (loss) on investments
and capital gains distributions	(446)	(942)	(764)	111	3,146
Net unrealized appreciation
(depreciation) of investments	7,195	5,169	4,701	497	5,003
Net realized and unrealized gain (loss)
on investments	6,749	4,227	3,937	608	8,149
Net increase (decrease) in net assets
resulting from operations	$6,849	$4,519	$4,198	$688	$9,778

The accompanying notes are an integral part of these financial statements.

17

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Operations
For the Year Ended December 31, 2012
(Dollars in thousands)

	Fidelity® VIP Contrafund® Portfolio - Initial Class	Fidelity® VIP Index 500 Portfolio - Initial Class	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	ING Balanced Portfolio - Class I	ING Intermediate Bond Portfolio - Class I

Net investment income (loss)
Income:
Dividends	$1,050	$32	$144	$186	$631
Total investment income	1,050	32	144	186	631
Expenses:
Mortality, expense risk
and other charges	26	14	5	22	2
Annual administrative charges	338	-	24	15	75
Total expenses	364	14	29	37	77
Net investment income (loss)	686	18	115	149	554

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	1,053	17	65	(162)	181
Capital gains distributions	-	22	171	-	-
Total realized gain (loss) on investments
and capital gains distributions	1,053	39	236	(162)	181
Net unrealized appreciation
(depreciation) of investments	10,078	183	14	752	415
Net realized and unrealized gain (loss)
on investments	11,131	222	250	590	596
Net increase (decrease) in net assets
resulting from operations	$11,817	$240	$365	$739	$1,150

The accompanying notes are an integral part of these financial statements.

18

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Operations
For the Year Ended December 31, 2012
(Dollars in thousands)

	ING Artio Foreign Portfolio - Institutional Class	ING BlackRock Health Sciences Opportunities Portfolio - Institutional Class	ING BlackRock Large Cap Growth Portfolio - Institutional Class	ING Clarion Global Real Estate Portfolio - Service Class	ING Clarion Real Estate Portfolio - Institutional Class

Net investment income (loss)
Income:
Dividends	$112	$25	$10	$22	$24
Total investment income	112	25	10	22	24
Expenses:
Mortality, expense risk
and other charges	1	-	3	1	-
Annual administrative charges	17	-	-	19	9
Total expenses	18	-	3	20	9
Net investment income (loss)	94	25	7	2	15

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(2,524)	154	(3)	166	(94)
Capital gains distributions	-	39	-	-	-
Total realized gain (loss) on investments
and capital gains distributions	(2,524)	193	(3)	166	(94)
Net unrealized appreciation
(depreciation) of investments	2,588	187	156	719	362
Net realized and unrealized gain (loss)
on investments	64	380	153	885	268
Net increase (decrease) in net assets
resulting from operations	$158	$405	$160	$887	$283

The accompanying notes are an integral part of these financial statements.

19

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Operations
For the Year Ended December 31, 2012
(Dollars in thousands)

	ING DFA Global Allocation Portfolio - Institutional Class	ING DFA World Equity Portfolio - Institutional Class	ING FMRSM Diversified Mid Cap Portfolio - Institutional Class	ING Franklin Templeton Founding Strategy Portfolio - Institutional Class	ING Global Resources Portfolio - Institutional Class

Net investment income (loss)
Income:
Dividends	$3	$12	$48	$33	$136
Total investment income	3	12	48	33	136
Expenses:
Mortality, expense risk
and other charges	-	-	2	1	5
Annual administrative charges	1	3	27	6	56
Total expenses	1	3	29	7	61
Net investment income (loss)	2	9	19	26	75

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	3	12	81	(22)	(264)
Capital gains distributions	-	-	-	-	-
Total realized gain (loss) on investments
and capital gains distributions	3	12	81	(22)	(264)
Net unrealized appreciation
(depreciation) of investments	13	60	625	116	(165)
Net realized and unrealized gain (loss)
on investments	16	72	706	94	(429)
Net increase (decrease) in net assets
resulting from operations	$18	$81	$725	$120	$(354)

The accompanying notes are an integral part of these financial statements.

20

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Operations
For the Year Ended December 31, 2012
(Dollars in thousands)

	ING Invesco Van Kampen Growth and Income Portfolio - Service Class	ING JPMorgan Emerging Markets Equity Portfolio - Institutional Class	ING JPMorgan Small Cap Core Equity Portfolio - Institutional Class	ING Large Cap Growth Portfolio - Institutional Class	ING Large Cap Value Portfolio - Institutional Class

Net investment income (loss)
Income:
Dividends	$159	$-	$96	$483	$2
Total investment income	159	-	96	483	2
Expenses:
Mortality, expense risk
and other charges	5	4	9	21	-
Annual administrative charges	35	39	100	367	1
Total expenses	40	43	109	388	1
Net investment income (loss)	119	(43)	(13)	95	1

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(249)	277	393	2,613	1
Capital gains distributions	-	219	-	808	-
Total realized gain (loss) on investments
and capital gains distributions	(249)	496	393	3,421	1
Net unrealized appreciation
(depreciation) of investments	1,288	987	3,775	10,717	9
Net realized and unrealized gain (loss)
on investments	1,039	1,483	4,168	14,138	10
Net increase (decrease) in net assets
resulting from operations	$1,158	$1,440	$4,155	$14,233	$11

The accompanying notes are an integral part of these financial statements.

21

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Operations
For the Year Ended December 31, 2012
(Dollars in thousands)

	ING Limited Maturity Bond Portfolio - Service Class	ING Liquid Assets Portfolio - Institutional Class	ING Marsico Growth Portfolio - Institutional Class	ING MFS Total Return Portfolio - Institutional Class	ING MFS Utilities Portfolio - Institutional Class

Net investment income (loss)
Income:
Dividends	$200	$40	$26	$197	$110
Total investment income	200	40	26	197	110
Expenses:
Mortality, expense risk
and other charges	3	34	-	1	4
Annual administrative charges	140	174	18	44	15
Total expenses	143	208	18	45	19
Net investment income (loss)	57	(168)	8	152	91

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(393)	-	385	59	118
Capital gains distributions	-	3	-	-	-
Total realized gain (loss) on investments
and capital gains distributions	(393)	3	385	59	118
Net unrealized appreciation
(depreciation) of investments	580	-	(5)	541	209
Net realized and unrealized gain (loss)
on investments	187	3	380	600	327
Net increase (decrease) in net assets
resulting from operations	$244	$(165)	$388	$752	$418

The accompanying notes are an integral part of these financial statements.

22

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Operations
For the Year Ended December 31, 2012
(Dollars in thousands)

	ING MFS Utilities Portfolio - Service Class	ING PIMCO Total Return Bond Portfolio - Institutional Class	ING Pioneer Fund Portfolio - Institutional Class	ING Pioneer Mid Cap Value Portfolio - Institutional Class	ING Retirement Growth Portfolio - Institutional Class

Net investment income (loss)
Income:
Dividends	$107	$1,005	$4	$55	$410
Total investment income	107	1,005	4	55	410
Expenses:
Mortality, expense risk
and other charges	-	5	-	-	4
Annual administrative charges	19	168	-	24	78
Total expenses	19	173	-	24	82
Net investment income (loss)	88	832	4	31	328

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	321	7	11	(127)	405
Capital gains distributions	-	-	-	-	-
Total realized gain (loss) on investments
and capital gains distributions	321	7	11	(127)	405
Net unrealized appreciation
(depreciation) of investments	(4)	1,413	11	578	1,068
Net realized and unrealized gain (loss)
on investments	317	1,420	22	451	1,473
Net increase (decrease) in net assets
resulting from operations	$405	$2,252	$26	$482	$1,801

The accompanying notes are an integral part of these financial statements.

23

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Operations
For the Year Ended December 31, 2012
(Dollars in thousands)

	ING Retirement Moderate Growth Portfolio - Institutional Class	ING Retirement Moderate Portfolio - Institutional Class	ING T. Rowe Price Capital Appreciation Portfolio - Institutional Class	ING T. Rowe Price Equity Income Portfolio - Institutional Class	ING T. Rowe Price International Stock Portfolio - Institutional Class

Net investment income (loss)
Income:
Dividends	$219	$356	$980	$305	$83
Total investment income	219	356	980	305	83
Expenses:
Mortality, expense risk
and other charges	1	1	11	5	6
Annual administrative charges	39	47	269	62	59
Total expenses	40	48	280	67	65
Net investment income (loss)	179	308	700	238	18

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	348	210	(238)	(445)	(932)
Capital gains distributions	-	-	1,514	-	-
Total realized gain (loss) on investments
and capital gains distributions	348	210	1,276	(445)	(932)
Net unrealized appreciation
(depreciation) of investments	178	451	5,084	2,362	3,548
Net realized and unrealized gain (loss)
on investments	526	661	6,360	1,917	2,616
Net increase (decrease) in net assets
resulting from operations	$705	$969	$7,060	$2,155	$2,634

The accompanying notes are an integral part of these financial statements.

24

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Operations
For the Year Ended December 31, 2012
(Dollars in thousands)

	ING U.S. Stock Index Portfolio - Institutional Class	ING American Century Small- Mid Cap Value Portfolio - Initial Class	ING Baron Growth Portfolio - Initial Class	ING Columbia Small Cap Value II Portfolio - Initial Class	ING Global Bond Portfolio - Service Class

Net investment income (loss)
Income:
Dividends	$1,048	$1	$-	$24	$775
Total investment income	1,048	1	-	24	775
Expenses:
Mortality, expense risk
and other charges	1	-	1	-	2
Annual administrative charges	245	-	31	23	78
Total expenses	246	-	32	23	80
Net investment income (loss)	802	1	(32)	1	695

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	775	-	200	1	531
Capital gains distributions	1,568	8	-	-	-
Total realized gain (loss) on investments
and capital gains distributions	2,343	8	200	1	531
Net unrealized appreciation
(depreciation) of investments	5,027	8	945	617	(281)
Net realized and unrealized gain (loss)
on investments	7,370	16	1,145	618	250
Net increase (decrease) in net assets
resulting from operations	$8,172	$17	$1,113	$619	$945

The accompanying notes are an integral part of these financial statements.

25

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Operations
For the Year Ended December 31, 2012
(Dollars in thousands)

	ING Invesco Van Kampen Comstock Portfolio - Initial Class	ING Invesco Van Kampen Equity and Income Portfolio - Initial Class	ING JPMorgan Mid Cap Value Portfolio - Initial Class	ING Oppenheimer Global Portfolio - Initial Class	ING PIMCO Total Return Portfolio - Initial Class

Net investment income (loss)
Income:
Dividends	$78	$36	$95	$488	$119
Total investment income	78	36	95	488	119
Expenses:
Mortality, expense risk
and other charges	1	2	1	15	2
Annual administrative charges	27	6	56	153	18
Total expenses	28	8	57	168	20
Net investment income (loss)	50	28	38	320	99

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(222)	65	(147)	566	1
Capital gains distributions	-	-	-	-	-
Total realized gain (loss) on investments
and capital gains distributions	(222)	65	(147)	566	1
Net unrealized appreciation
(depreciation) of investments	1,039	88	1,962	6,370	177
Net realized and unrealized gain (loss)
on investments	817	153	1,815	6,936	178
Net increase (decrease) in net assets
resulting from operations	$867	$181	$1,853	$7,256	$277

The accompanying notes are an integral part of these financial statements.

26

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Operations
For the Year Ended December 31, 2012
(Dollars in thousands)

	ING Pioneer High Yield Portfolio - Initial Class	ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	ING Templeton Foreign Equity Portfolio - Initial Class	ING UBS U.S. Large Cap Equity Portfolio - Initial Class	ING Strategic Allocation Conservative Portfolio - Class I

Net investment income (loss)
Income:
Dividends	$1,028	$231	$98	$37	$-
Total investment income	1,028	231	98	37	-
Expenses:
Mortality, expense risk
and other charges	23	22	-	2	-
Annual administrative charges	65	179	15	15	-
Total expenses	88	201	15	17	-
Net investment income (loss)	940	30	83	20	-

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	509	471	41	16	(1)
Capital gains distributions	-	3,713	-	-	-
Total realized gain (loss) on investments
and capital gains distributions	509	4,184	41	16	(1)
Net unrealized appreciation
(depreciation) of investments	1,011	2,445	1,041	439	3
Net realized and unrealized gain (loss)
on investments	1,520	6,629	1,082	455	2
Net increase (decrease) in net assets
resulting from operations	$2,460	$6,659	$1,165	$475	$2

The accompanying notes are an integral part of these financial statements.

27

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Operations
For the Year Ended December 31, 2012
(Dollars in thousands)

	ING Strategic Allocation Growth Portfolio - Class I	ING Strategic Allocation Moderate Portfolio - Class I	ING Growth and Income Portfolio - Class I	ING Index Plus LargeCap Portfolio - Class I	ING Index Plus MidCap Portfolio - Class I

Net investment income (loss)
Income:
Dividends	$7	$4	$59	$33	$94
Total investment income	7	4	59	33	94
Expenses:
Mortality, expense risk
and other charges	-	-	-	-	1
Annual administrative charges	3	1	13	12	52
Total expenses	3	1	13	12	53
Net investment income (loss)	4	3	46	21	41

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(16)	(5)	91	286	432
Capital gains distributions	-	-	-	-	-
Total realized gain (loss) on investments
and capital gains distributions	(16)	(5)	91	286	432
Net unrealized appreciation
(depreciation) of investments	71	25	264	7	1,171
Net realized and unrealized gain (loss)
on investments	55	20	355	293	1,603
Net increase (decrease) in net assets
resulting from operations	$59	$23	$401	$314	$1,644

The accompanying notes are an integral part of these financial statements.

28

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Operations
For the Year Ended December 31, 2012
(Dollars in thousands)

	ING Index Plus SmallCap Portfolio - Class I	ING International Index Portfolio - Class S	ING Russell™ Large Cap Growth Index Portfolio - Class I	ING Russell™ Large Cap Index Portfolio - Class I	ING Russell™ Large Cap Value Index Portfolio - Class I

Net investment income (loss)
Income:
Dividends	$39	$114	$1,058	$27	$440
Total investment income	39	114	1,058	27	440
Expenses:
Mortality, expense risk
and other charges	1	9	152	-	7
Annual administrative charges	34	15	297	6	92
Total expenses	35	24	449	6	99
Net investment income (loss)	4	90	609	21	341

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	123	28	3,602	87	607
Capital gains distributions	-	-	-	-	-
Total realized gain (loss) on investments
and capital gains distributions	123	28	3,602	87	607
Net unrealized appreciation
(depreciation) of investments	701	614	7,531	61	2,406
Net realized and unrealized gain (loss)
on investments	824	642	11,133	148	3,013
Net increase (decrease) in net assets
resulting from operations	$828	$732	$11,742	$169	$3,354

The accompanying notes are an integral part of these financial statements.

29

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Operations
For the Year Ended December 31, 2012
(Dollars in thousands)

	ING Russell™ Mid Cap Growth Index Portfolio - Class I	ING Russell™ Small Cap Index Portfolio - Class I	ING Small Company Portfolio - Class I	ING U.S. Bond Index Portfolio - Class I	ING International Value Portfolio - Class I

Net investment income (loss)
Income:
Dividends	$10	$5	$27	$91	$152
Total investment income	10	5	27	91	152
Expenses:
Mortality, expense risk
and other charges	1	-	-	1	2
Annual administrative charges	7	3	29	23	24
Total expenses	8	3	29	24	26
Net investment income (loss)	2	2	(2)	67	126

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	46	-	204	53	(1,037)
Capital gains distributions	-	29	235	98	-
Total realized gain (loss) on investments
and capital gains distributions	46	29	439	151	(1,037)
Net unrealized appreciation
(depreciation) of investments	145	39	414	(90)	1,914
Net realized and unrealized gain (loss)
on investments	191	68	853	61	877
Net increase (decrease) in net assets
resulting from operations	$193	$70	$851	$128	$1,003

The accompanying notes are an integral part of these financial statements.

30

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Operations
For the Year Ended December 31, 2012
(Dollars in thousands)

	ING MidCap Opportunities Portfolio - Class I	ING SmallCap Opportunities Portfolio - Class I	Neuberger Berman AMT Socially Responsive Portfolio® - Class I

Net investment income (loss)
Income:
Dividends	$48	$-	$6
Total investment income	48	-	6
Expenses:
Mortality, expense risk
and other charges	2	6	-
Annual administrative charges	35	72	15
Total expenses	37	78	15
Net investment income (loss)	11	(78)	(9)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	803	857	67
Capital gains distributions	233	1,786	-
Total realized gain (loss) on investments
and capital gains distributions	1,036	2,643	67
Net unrealized appreciation
(depreciation) of investments	169	(91)	205
Net realized and unrealized gain (loss)
on investments	1,205	2,552	272
Net increase (decrease) in net assets
resulting from operations	$1,216	$2,474	$263

The accompanying notes are an integral part of these financial statements.

31

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Changes in Net Assets
For the Years Ended December 31, 2012 and 2011
(Dollars in thousands)

	American Funds Insurance Series® Growth Fund - Class 2	American Funds Insurance Series® Growth- Income Fund - Class 2	American Funds Insurance Series® International Fund - Class 2	BlackRock Global Allocation V.I. Fund - Class III	Fidelity® VIP Equity- Income Portfolio - Initial Class

Net assets at January 1, 2011	$47,750	$31,308	$32,655	$5,225	$67,161

Increase (decrease) in net assets
Operations:
Net investment income (loss)	10	289	355	116	1,245
Total realized gain (loss) on investments
and capital gains distributions	(786)	(879)	(641)	256	(1,163)
Net unrealized appreciation (depreciation)
of investments	(1,342)	(139)	(4,120)	(707)	275
Net increase (decrease) in net assets from operations	(2,118)	(729)	(4,406)	(335)	357
Changes from principal transactions:
Premiums	4,201	2,864	2,265	735	4,786
Death Benefits	(98)	(96)	(106)	(11)	(336)
Surrenders and withdrawals	(2,933)	(1,737)	(1,801)	(203)	(4,986)
Policy Loans	(388)	(314)	(185)	(41)	(381)
Contract Charges	(2,438)	(1,616)	(1,584)	(299)	(4,531)
Transfers between Divisions
(including fixed account), net	(2,130)	(1,189)	(1,632)	1,706	(1,009)
Increase (decrease) in net assets derived from
principal transactions	(3,786)	(2,088)	(3,043)	1,887	(6,457)
Total increase (decrease) in net assets	(5,904)	(2,817)	(7,449)	1,552	(6,100)
Net assets at December 31, 2011	41,846	28,491	25,206	6,777	61,061

Increase (decrease) in net assets
Operations:
Net investment income (loss)	100	292	261	80	1,629
Total realized gain (loss) on investments
and capital gains distributions	(446)	(942)	(764)	111	3,146
Net unrealized appreciation (depreciation)
of investments	7,195	5,169	4,701	497	5,003
Net increase (decrease) in net assets from operations	6,849	4,519	4,198	688	9,778
Changes from principal transactions:
Premiums	3,601	2,460	1,888	736	4,405
Death Benefits	(78)	(47)	(67)	(19)	(344)
Surrenders and withdrawals	(2,975)	(2,432)	(1,812)	(424)	(5,120)
Policy Loans	(186)	(35)	(218)	(66)	(168)
Contract Charges	(2,240)	(1,570)	(1,375)	(331)	(4,326)
Transfers between Divisions
(including fixed account), net	(3,350)	(2,744)	(656)	1,636	(1,101)
Increase (decrease) in net assets derived from
principal transactions	(5,228)	(4,368)	(2,240)	1,532	(6,654)
Total increase (decrease) in net assets	1,621	151	1,958	2,220	3,124
Net assets at December 31, 2012	$43,467	$28,642	$27,164	$8,997	$64,185

The accompanying notes are an integral part of these financial statements.

32

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Changes in Net Assets
For the Years Ended December 31, 2012 and 2011
(Dollars in thousands)

	Fidelity® VIP Contrafund® Portfolio - Initial Class	Fidelity® VIP Index 500 Portfolio - Initial Class	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	ING Balanced Portfolio - Class I	ING Intermediate Bond Portfolio - Class I

Net assets at January 1, 2011	$86,692	$2,015	$8,025	$7,091	$10,458

Increase (decrease) in net assets
Operations:
Net investment income (loss)	433	19	199	144	491
Total realized gain (loss) on investments
and capital gains distributions	1,190	32	239	(255)	(75)
Net unrealized appreciation (depreciation)
of investments	(3,963)	(26)	64	(16)	271
Net increase (decrease) in net assets from operations	(2,340)	25	502	(127)	687
Changes from principal transactions:
Premiums	5,928	-	-	85	1,130
Death Benefits	(360)	(4)	(78)	(42)	(11)
Surrenders and withdrawals	(6,088)	(113)	(561)	(454)	(740)
Policy Loans	(810)	(11)	(34)	(50)	(151)
Contract Charges	(5,073)	(130)	(511)	(530)	(674)
Transfers between Divisions
(including fixed account), net	(1,052)	(105)	(157)	21	1,685
Increase (decrease) in net assets derived from
principal transactions	(7,455)	(363)	(1,341)	(970)	1,239
Total increase (decrease) in net assets	(9,795)	(338)	(839)	(1,097)	1,926
Net assets at December 31, 2011	76,897	1,677	7,186	5,994	12,384

Increase (decrease) in net assets
Operations:
Net investment income (loss)	686	18	115	149	554
Total realized gain (loss) on investments
and capital gains distributions	1,053	39	236	(162)	181
Net unrealized appreciation (depreciation)
of investments	10,078	183	14	752	415
Net increase (decrease) in net assets from operations	11,817	240	365	739	1,150
Changes from principal transactions:
Premiums	5,228	-	-	100	1,284
Death Benefits	(305)	(18)	(44)	(56)	(20)
Surrenders and withdrawals	(6,820)	(198)	(541)	(327)	(919)
Policy Loans	(790)	(6)	(32)	(50)	(285)
Contract Charges	(4,791)	(109)	(460)	(452)	(810)
Transfers between Divisions
(including fixed account), net	(2,335)	(23)	(281)	98	1,460
Increase (decrease) in net assets derived from
principal transactions	(9,813)	(354)	(1,358)	(687)	710
Total increase (decrease) in net assets	2,004	(114)	(993)	52	1,860
Net assets at December 31, 2012	$78,901	$1,563	$6,193	$6,046	$14,244

The accompanying notes are an integral part of these financial statements.

33

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Changes in Net Assets
For the Years Ended December 31, 2012 and 2011
(Dollars in thousands)

	ING Artio Foreign Portfolio - Institutional Class	ING BlackRock Health Sciences Opportunities Portfolio - Institutional Class	ING BlackRock Large Cap Growth Portfolio - Institutional Class	ING Clarion Global Real Estate Portfolio - Service Class	ING Clarion Real Estate Portfolio - Institutional Class

Net assets at January 1, 2011	$9,422	$1,736	$1,088	$4,062	$2,056

Increase (decrease) in net assets
Operations:
Net investment income (loss)	127	15	4	111	20
Total realized gain (loss) on investments
and capital gains distributions	(948)	171	27	33	(138)
Net unrealized appreciation (depreciation)
of investments	(1,009)	(131)	(173)	(370)	295
Net increase (decrease) in net assets from operations	(1,830)	55	(142)	(226)	177
Changes from principal transactions:
Premiums	835	-	-	191	-
Death Benefits	(22)	-	-	(4)	(1)
Surrenders and withdrawals	(462)	-	-	(223)	(92)
Policy Loans	(62)	-	-	(41)	(12)
Contract Charges	(498)	-	-	(205)	(117)
Transfers between Divisions
(including fixed account), net	(1,211)	142	176	(257)	(85)
Increase (decrease) in net assets derived from
principal transactions	(1,420)	142	176	(539)	(307)
Total increase (decrease) in net assets	(3,250)	197	34	(765)	(130)
Net assets at December 31, 2011	6,172	1,933	1,122	3,297	1,926

Increase (decrease) in net assets
Operations:
Net investment income (loss)	94	25	7	2	15
Total realized gain (loss) on investments
and capital gains distributions	(2,524)	193	(3)	166	(94)
Net unrealized appreciation (depreciation)
of investments	2,588	187	156	719	362
Net increase (decrease) in net assets from operations	158	405	160	887	283
Changes from principal transactions:
Premiums	391	-	-	220	-
Death Benefits	(1)	-	-	(3)	(3)
Surrenders and withdrawals	(159)	-	-	(242)	(126)
Policy Loans	(23)	-	-	(20)	(16)
Contract Charges	(226)	-	-	(213)	(113)
Transfers between Divisions
(including fixed account), net	(6,312)	464	(136)	927	(33)
Increase (decrease) in net assets derived from
principal transactions	(6,330)	464	(136)	669	(291)
Total increase (decrease) in net assets	(6,172)	869	24	1,556	(8)
Net assets at December 31, 2012	$-	$2,802	$1,146	$4,853	$1,918

The accompanying notes are an integral part of these financial statements.

34

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Changes in Net Assets
For the Years Ended December 31, 2012 and 2011
(Dollars in thousands)

	ING DFA Global Allocation Portfolio - Institutional Class	ING DFA World Equity Portfolio - Institutional Class	ING FMRSM Diversified Mid Cap Portfolio - Institutional Class	ING Franklin Templeton Founding Strategy Portfolio - Institutional Class	ING Global Resources Portfolio - Institutional Class

Net assets at January 1, 2011	$9	$418	$6,634	$1,089	$17,283

Increase (decrease) in net assets
Operations:
Net investment income (loss)	3	9	(23)	38	39
Total realized gain (loss) on investments
and capital gains distributions	(10)	31	107	44	(1,050)
Net unrealized appreciation (depreciation)
of investments	(6)	(100)	(779)	(158)	(624)
Net increase (decrease) in net assets from operations	(13)	(60)	(695)	(76)	(1,635)
Changes from principal transactions:
Premiums	29	41	546	112	1,404
Death Benefits	-	-	(7)	-	(30)
Surrenders and withdrawals	-	(2)	(345)	(16)	(675)
Policy Loans	-	(11)	(47)	(16)	(100)
Contract Charges	(12)	(21)	(303)	(65)	(869)
Transfers between Divisions
(including fixed account), net	159	82	(570)	(196)	(1,396)
Increase (decrease) in net assets derived from
principal transactions	176	89	(726)	(181)	(1,666)
Total increase (decrease) in net assets	163	29	(1,421)	(257)	(3,301)
Net assets at December 31, 2011	172	447	5,213	832	13,982

Increase (decrease) in net assets
Operations:
Net investment income (loss)	2	9	19	26	75
Total realized gain (loss) on investments
and capital gains distributions	3	12	81	(22)	(264)
Net unrealized appreciation (depreciation)
of investments	13	60	625	116	(165)
Net increase (decrease) in net assets from operations	18	81	725	120	(354)
Changes from principal transactions:
Premiums	17	27	419	52	1,022
Death Benefits	-	(7)	(49)	-	(43)
Surrenders and withdrawals	(7)	(10)	(264)	(35)	(867)
Policy Loans	(29)	(5)	(55)	2	(42)
Contract Charges	(8)	(22)	(269)	(46)	(692)
Transfers between Divisions
(including fixed account), net	(6)	47	(154)	(75)	(1,388)
Increase (decrease) in net assets derived from
principal transactions	(33)	30	(372)	(102)	(2,010)
Total increase (decrease) in net assets	(15)	111	353	18	(2,364)
Net assets at December 31, 2012	$157	$558	$5,566	$850	$11,618

The accompanying notes are an integral part of these financial statements.

35

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Changes in Net Assets
For the Years Ended December 31, 2012 and 2011
(Dollars in thousands)

	ING Invesco Van Kampen Growth and Income Portfolio - Service Class	ING JPMorgan Emerging Markets Equity Portfolio - Institutional Class	ING JPMorgan Small Cap Core Equity Portfolio - Institutional Class	ING Large Cap Growth Portfolio - Institutional Class	ING Large Cap Value Portfolio - Institutional Class

Net assets at January 1, 2011	$9,412	$11,758	$26,850	$88,964	$-

Increase (decrease) in net assets
Operations:
Net investment income (loss)	69	56	26	(117)	-
Total realized gain (loss) on investments
and capital gains distributions	(305)	1,111	275	7,419	-
Net unrealized appreciation (depreciation)
of investments	(26)	(3,178)	(659)	(5,389)	1
Net increase (decrease) in net assets from operations	(262)	(2,011)	(358)	1,913	1
Changes from principal transactions:
Premiums	825	873	1,910	6,077	-
Death Benefits	(61)	(11)	(159)	(358)	-
Surrenders and withdrawals	(811)	(542)	(2,110)	(6,329)	-
Policy Loans	(95)	(74)	(253)	(1,333)	-
Contract Charges	(662)	(527)	(1,523)	(5,696)	(5)
Transfers between Divisions
(including fixed account), net	119	(1,409)	(1,049)	(558)	93
Increase (decrease) in net assets derived from
principal transactions	(685)	(1,690)	(3,184)	(8,197)	88
Total increase (decrease) in net assets	(947)	(3,701)	(3,542)	(6,284)	89
Net assets at December 31, 2011	8,465	8,057	23,308	82,680	89

Increase (decrease) in net assets
Operations:
Net investment income (loss)	119	(43)	(13)	95	1
Total realized gain (loss) on investments
and capital gains distributions	(249)	496	393	3,421	1
Net unrealized appreciation (depreciation)
of investments	1,288	987	3,775	10,717	9
Net increase (decrease) in net assets from operations	1,158	1,440	4,155	14,233	11
Changes from principal transactions:
Premiums	763	721	1,663	5,587	-
Death Benefits	(61)	(14)	(56)	(313)	-
Surrenders and withdrawals	(485)	(744)	(1,639)	(7,547)	(4)
Policy Loans	(31)	(42)	(159)	(822)	(3)
Contract Charges	(601)	(466)	(1,387)	(5,602)	(5)
Transfers between Divisions
(including fixed account), net	(189)	(513)	(437)	(216)	(1)
Increase (decrease) in net assets derived from
principal transactions	(604)	(1,058)	(2,015)	(8,913)	(13)
Total increase (decrease) in net assets	554	382	2,140	5,320	(2)
Net assets at December 31, 2012	$9,019	$8,439	$25,448	$88,000	$87

The accompanying notes are an integral part of these financial statements.

36

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Changes in Net Assets
For the Years Ended December 31, 2012 and 2011
(Dollars in thousands)

	ING Limited Maturity Bond Portfolio - Service Class	ING Liquid Assets Portfolio - Institutional Class	ING Marsico Growth Portfolio - Institutional Class	ING MFS Total Return Portfolio - Institutional Class	ING MFS Utilities Portfolio - Institutional Class

Net assets at January 1, 2011	$25,833	$55,060	$3,237	$7,222	$3,101

Increase (decrease) in net assets
Operations:
Net investment income (loss)	666	(253)	(2)	150	94
Total realized gain (loss) on investments
and capital gains distributions	(152)	16	(81)	32	(214)
Net unrealized appreciation (depreciation)
of investments	(378)	-	14	(96)	312
Net increase (decrease) in net assets from operations	136	(237)	(69)	86	192
Changes from principal transactions:
Premiums	2,694	5,289	319	820	159
Death Benefits	(115)	(151)	(32)	(33)	(8)
Surrenders and withdrawals	(1,922)	(15,020)	(195)	(433)	(254)
Policy Loans	(212)	(652)	(32)	(88)	(55)
Contract Charges	(1,498)	(4,386)	(179)	(407)	(211)
Transfers between Divisions
(including fixed account), net	2,533	3,042	(62)	(87)	31
Increase (decrease) in net assets derived from
principal transactions	1,480	(11,878)	(181)	(228)	(338)
Total increase (decrease) in net assets	1,616	(12,115)	(250)	(142)	(146)
Net assets at December 31, 2011	27,449	42,945	2,987	7,080	2,955

Increase (decrease) in net assets
Operations:
Net investment income (loss)	57	(168)	8	152	91
Total realized gain (loss) on investments
and capital gains distributions	(393)	3	385	59	118
Net unrealized appreciation (depreciation)
of investments	580	-	(5)	541	209
Net increase (decrease) in net assets from operations	244	(165)	388	752	418
Changes from principal transactions:
Premiums	2,114	4,366	364	645	163
Death Benefits	(75)	(266)	(1)	(17)	(9)
Surrenders and withdrawals	(1,549)	(7,317)	(287)	(444)	(389)
Policy Loans	(271)	(7)	(16)	(4)	(34)
Contract Charges	(1,402)	(3,740)	(186)	(406)	(226)
Transfers between Divisions
(including fixed account), net	(821)	3,581	89	28	197
Increase (decrease) in net assets derived from
principal transactions	(2,004)	(3,383)	(37)	(198)	(298)
Total increase (decrease) in net assets	(1,760)	(3,548)	351	554	120
Net assets at December 31, 2012	$25,689	$39,397	$3,338	$7,634	$3,075

The accompanying notes are an integral part of these financial statements.

37

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Changes in Net Assets
For the Years Ended December 31, 2012 and 2011
(Dollars in thousands)

	ING MFS Utilities Portfolio - Service Class	ING PIMCO Total Return Bond Portfolio - Institutional Class	ING Pioneer Fund Portfolio - Institutional Class	ING Pioneer Mid Cap Value Portfolio - Institutional Class	ING Retirement Growth Portfolio - Institutional Class

Net assets at January 1, 2011	$2,464	$27,119	$354	$5,285	$18,150

Increase (decrease) in net assets
Operations:
Net investment income (loss)	79	942	5	51	113
Total realized gain (loss) on investments
and capital gains distributions	(28)	1,186	32	(102)	524
Net unrealized appreciation (depreciation)
of investments	73	(1,352)	(51)	(212)	(808)
Net increase (decrease) in net assets from operations	124	776	(14)	(263)	(171)
Changes from principal transactions:
Premiums	218	2,198	-	422	2,229
Death Benefits	(1)	(58)	-	(14)	(3)
Surrenders and withdrawals	(143)	(1,869)	-	(283)	(1,870)
Policy Loans	(17)	(208)	-	(29)	(195)
Contract Charges	(145)	(1,398)	-	(303)	(1,199)
Transfers between Divisions
(including fixed account), net	166	1,540	(52)	(199)	(2,063)
Increase (decrease) in net assets derived from
principal transactions	78	205	(52)	(406)	(3,101)
Total increase (decrease) in net assets	202	981	(66)	(669)	(3,272)
Net assets at December 31, 2011	2,666	28,100	288	4,616	14,878

Increase (decrease) in net assets
Operations:
Net investment income (loss)	88	832	4	31	328
Total realized gain (loss) on investments
and capital gains distributions	321	7	11	(127)	405
Net unrealized appreciation (depreciation)
of investments	(4)	1,413	11	578	1,068
Net increase (decrease) in net assets from operations	405	2,252	26	482	1,801
Changes from principal transactions:
Premiums	262	1,908	-	370	1,732
Death Benefits	(1)	(56)	-	(11)	-
Surrenders and withdrawals	(107)	(2,512)	-	(269)	(1,281)
Policy Loans	(44)	(231)	-	(41)	(75)
Contract Charges	(180)	(1,465)	-	(283)	(1,040)
Transfers between Divisions
(including fixed account), net	396	1,979	(66)	(134)	(935)
Increase (decrease) in net assets derived from
principal transactions	326	(377)	(66)	(368)	(1,599)
Total increase (decrease) in net assets	731	1,875	(40)	114	202
Net assets at December 31, 2012	$3,397	$29,975	$248	$4,730	$15,080

The accompanying notes are an integral part of these financial statements.

38

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Changes in Net Assets
For the Years Ended December 31, 2012 and 2011
(Dollars in thousands)

	ING Retirement Moderate Growth Portfolio - Institutional Class	ING Retirement Moderate Portfolio - Institutional Class	ING T. Rowe Price Capital Appreciation Portfolio - Institutional Class	ING T. Rowe Equity Income Portfolio - Institutional Class	ING T. Rowe International Stock Portfolio - Institutional Class

Net assets at January 1, 2011	$7,013	$9,357	$52,519	$9,880	$19,203

Increase (decrease) in net assets
Operations:
Net investment income (loss)	51	117	793	231	583
Total realized gain (loss) on investments
and capital gains distributions	188	161	(515)	(606)	(536)
Net unrealized appreciation (depreciation)
of investments	(224)	(87)	1,078	152	(2,246)
Net increase (decrease) in net assets from operations	15	191	1,356	(223)	(2,199)
Changes from principal transactions:
Premiums	493	657	3,477	921	1,305
Death Benefits	-	(46)	(125)	(19)	(48)
Surrenders and withdrawals	(617)	(454)	(3,952)	(833)	(1,592)
Policy Loans	(35)	13	(415)	(121)	(243)
Contract Charges	(412)	(616)	(2,897)	(800)	(1,033)
Transfers between Divisions
(including fixed account), net	(400)	419	448	4,283	(429)
Increase (decrease) in net assets derived from
principal transactions	(971)	(27)	(3,464)	3,431	(2,040)
Total increase (decrease) in net assets	(956)	164	(2,108)	3,208	(4,239)
Net assets at December 31, 2011	6,057	9,521	50,411	13,088	14,964

Increase (decrease) in net assets
Operations:
Net investment income (loss)	179	308	700	238	18
Total realized gain (loss) on investments
and capital gains distributions	348	210	1,276	(445)	(932)
Net unrealized appreciation (depreciation)
of investments	178	451	5,084	2,362	3,548
Net increase (decrease) in net assets from operations	705	969	7,060	2,155	2,634
Changes from principal transactions:
Premiums	502	664	3,062	825	1,129
Death Benefits	(8)	(24)	(48)	(34)	(77)
Surrenders and withdrawals	(644)	(439)	(3,652)	(879)	(1,373)
Policy Loans	(63)	(27)	(287)	(152)	(139)
Contract Charges	(447)	(650)	(2,891)	(830)	(889)
Transfers between Divisions
(including fixed account), net	9	708	1,181	(108)	(403)
Increase (decrease) in net assets derived from
principal transactions	(651)	232	(2,635)	(1,178)	(1,752)
Total increase (decrease) in net assets	54	1,201	4,425	977	882
Net assets at December 31, 2012	$6,111	$10,722	$54,836	$14,065	$15,846

The accompanying notes are an integral part of these financial statements.

39

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Changes in Net Assets
For the Years Ended December 31, 2012 and 2011
(Dollars in thousands)

	ING U.S. Stock Index Portfolio - Institutional Class	ING American Century Small -Mid Cap Value Portfolio - Initial Class	ING Baron Growth Portfolio - Initial Class	ING Columbia Small Cap Value II Portfolio - Initial Class	ING Global Bond Portfolio - Service Class

Net assets at January 1, 2011	$59,310	$151	$5,702	$4,759	$14,747

Increase (decrease) in net assets
Operations:
Net investment income (loss)	850	1	(32)	7	1,020
Total realized gain (loss) on investments
and capital gains distributions	3,483	(1)	117	(34)	144
Net unrealized appreciation (depreciation)
of investments	(3,643)	(5)	(21)	(155)	(774)
Net increase (decrease) in net assets from operations	690	(5)	64	(182)	390
Changes from principal transactions:
Premiums	5,085	-	542	398	1,268
Death Benefits	(214)	-	(14)	(7)	(41)
Surrenders and withdrawals	(3,895)	(7)	(260)	(365)	(974)
Policy Loans	(725)	-	(36)	(29)	(172)
Contract Charges	(4,107)	(10)	(334)	(244)	(738)
Transfers between Divisions
(including fixed account), net	(984)	(9)	(62)	182	(149)
Increase (decrease) in net assets derived from
principal transactions	(4,840)	(26)	(164)	(65)	(806)
Total increase (decrease) in net assets	(4,150)	(31)	(100)	(247)	(416)
Net assets at December 31, 2011	55,160	120	5,602	4,512	14,331

Increase (decrease) in net assets
Operations:
Net investment income (loss)	802	1	(32)	1	695
Total realized gain (loss) on investments
and capital gains distributions	2,343	8	200	1	531
Net unrealized appreciation (depreciation)
of investments	5,027	8	945	617	(281)
Net increase (decrease) in net assets from operations	8,172	17	1,113	619	945
Changes from principal transactions:
Premiums	4,517	-	491	366	955
Death Benefits	(468)	-	(2)	(21)	(47)
Surrenders and withdrawals	(5,103)	(16)	(289)	(203)	(640)
Policy Loans	(484)	(1)	(109)	(26)	(16)
Contract Charges	(3,857)	(8)	(334)	(232)	(675)
Transfers between Divisions
(including fixed account), net	(1,428)	(2)	221	(171)	(755)
Increase (decrease) in net assets derived from
principal transactions	(6,823)	(27)	(22)	(287)	(1,178)
Total increase (decrease) in net assets	1,349	(10)	1,091	332	(233)
Net assets at December 31, 2012	$56,509	$110	$6,693	$4,844	$14,098

The accompanying notes are an integral part of these financial statements.

40

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Changes in Net Assets
For the Years Ended December 31, 2012 and 2011
(Dollars in thousands)

	ING Invesco Van Kampen Comstock Portfolio - Initial Class	ING Invesco Van Kampen Equity and Income Portfolio - Initial Class	ING JPMorgan Mid Cap Value Portfolio - Initial Class	ING Oppenheimer Global Portfolio - Initial Class	ING PIMCO Total Return Portfolio - Initial Class

Net assets at January 1, 2011	$5,369	$1,780	$8,758	$42,974	$5,532

Increase (decrease) in net assets
Operations:
Net investment income (loss)	57	26	51	413	110
Total realized gain (loss) on investments
and capital gains distributions	(196)	(32)	(194)	580	152
Net unrealized appreciation (depreciation)
of investments	8	(11)	216	(4,401)	(120)
Net increase (decrease) in net assets from operations	(131)	(17)	73	(3,408)	142
Changes from principal transactions:
Premiums	499	224	866	3,448	-
Death Benefits	(34)	(1)	(13)	(221)	(53)
Surrenders and withdrawals	(330)	(74)	(560)	(3,239)	(964)
Policy Loans	(38)	(3)	(106)	(462)	(29)
Contract Charges	(307)	(97)	(542)	(2,498)	(235)
Transfers between Divisions
(including fixed account), net	38	(256)	1,184	(336)	(551)
Increase (decrease) in net assets derived from
principal transactions	(172)	(207)	829	(3,308)	(1,832)
Total increase (decrease) in net assets	(303)	(224)	902	(6,716)	(1,690)
Net assets at December 31, 2011	5,066	1,556	9,660	36,258	3,842

Increase (decrease) in net assets
Operations:
Net investment income (loss)	50	28	38	320	99
Total realized gain (loss) on investments
and capital gains distributions	(222)	65	(147)	566	1
Net unrealized appreciation (depreciation)
of investments	1,039	88	1,962	6,370	177
Net increase (decrease) in net assets from operations	867	181	1,853	7,256	277
Changes from principal transactions:
Premiums	432	221	806	3,015	-
Death Benefits	(6)	(1)	(15)	(138)	(1)
Surrenders and withdrawals	(240)	(92)	(1,316)	(3,453)	(120)
Policy Loans	(48)	(25)	(74)	(227)	(40)
Contract Charges	(286)	(95)	(563)	(2,217)	(196)
Transfers between Divisions
(including fixed account), net	(383)	(174)	320	(740)	(121)
Increase (decrease) in net assets derived from
principal transactions	(531)	(166)	(842)	(3,760)	(478)
Total increase (decrease) in net assets	336	15	1,011	3,496	(201)
Net assets at December 31, 2012	$5,402	$1,571	$10,671	$39,754	$3,641

The accompanying notes are an integral part of these financial statements.

41

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Changes in Net Assets
For the Years Ended December 31, 2012 and 2011
(Dollars in thousands)

	ING Pioneer High Yield Portfolio - Initial Class	ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	ING Templeton Foreign Equity Portfolio - Initial Class	ING UBS U.S. Large Cap Equity Portfolio - Initial Class	ING Strategic Allocation Conservative Portfolio - Class I

Net assets at January 1, 2011	$19,029	$51,227	$-	$4,148	$18

Increase (decrease) in net assets
Operations:
Net investment income (loss)	907	(63)	-	27	1
Total realized gain (loss) on investments
and capital gains distributions	718	476	-	574	-
Net unrealized appreciation (depreciation)
of investments	(1,783)	(2,430)	-	(757)	-
Net increase (decrease) in net assets from operations	(158)	(2,017)	-	(156)	1
Changes from principal transactions:
Premiums	321	3,644	-	359	-
Death Benefits	(70)	(202)	-	(29)	-
Surrenders and withdrawals	(1,694)	(3,762)	-	(378)	(1)
Policy Loans	(191)	(627)	-	(18)	-
Contract Charges	(1,167)	(3,053)	-	(272)	(2)
Transfers between Divisions
(including fixed account), net	(170)	(1,041)	-	98	-
Increase (decrease) in net assets derived from
principal transactions	(2,971)	(5,041)	-	(240)	(3)
Total increase (decrease) in net assets	(3,129)	(7,058)	-	(396)	(2)
Net assets at December 31, 2011	15,900	44,169	-	3,752	16

Increase (decrease) in net assets
Operations:
Net investment income (loss)	940	30	83	20	-
Total realized gain (loss) on investments
and capital gains distributions	509	4,184	41	16	(1)
Net unrealized appreciation (depreciation)
of investments	1,011	2,445	1,041	439	3
Net increase (decrease) in net assets from operations	2,460	6,659	1,165	475	2
Changes from principal transactions:
Premiums	381	3,194	324	310	-
Death Benefits	(117)	(179)	-	(18)	-
Surrenders and withdrawals	(1,155)	(3,834)	(195)	(308)	(7)
Policy Loans	(115)	(427)	(31)	(22)	-
Contract Charges	(1,070)	(2,732)	(186)	(244)	(1)
Transfers between Divisions
(including fixed account), net	2,400	(1,066)	6,060	(119)	-
Increase (decrease) in net assets derived from
principal transactions	324	(5,044)	5,972	(401)	(8)
Total increase (decrease) in net assets	2,784	1,615	7,137	74	(6)
Net assets at December 31, 2012	$18,684	$45,784	$7,137	$3,826	$10

The accompanying notes are an integral part of these financial statements.

42

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Changes in Net Assets
For the Years Ended December 31, 2012 and 2011
(Dollars in thousands)

	ING Strategic Allocation Growth Portfolio - Class I	ING Strategic Allocation Moderate Portfolio - Class I	ING Growth and Income Portfolio - Class I	ING Index Plus LargeCap Portfolio - Class I	ING Index Plus MidCap Portfolio - Class I

Net assets at January 1, 2011	$480	$198	$3,216	$2,336	$11,059

Increase (decrease) in net assets
Operations:
Net investment income (loss)	9	5	21	31	37
Total realized gain (loss) on investments
and capital gains distributions	(27)	(7)	54	192	1,714
Net unrealized appreciation (depreciation)
of investments	3	(1)	(97)	(233)	(1,985)
Net increase (decrease) in net assets from operations	(15)	(3)	(22)	(10)	(234)
Changes from principal transactions:
Premiums	-	-	147	173	770
Death Benefits	-	(4)	-	-	(52)
Surrenders and withdrawals	(8)	-	(315)	(167)	(595)
Policy Loans	-	-	(15)	(23)	(89)
Contract Charges	(15)	(10)	(178)	(141)	(578)
Transfers between Divisions
(including fixed account), net	(22)	-	(166)	219	(234)
Increase (decrease) in net assets derived from
principal transactions	(45)	(14)	(527)	61	(778)
Total increase (decrease) in net assets	(60)	(17)	(549)	51	(1,012)
Net assets at December 31, 2011	420	181	2,667	2,387	10,047

Increase (decrease) in net assets
Operations:
Net investment income (loss)	4	3	46	21	41
Total realized gain (loss) on investments
and capital gains distributions	(16)	(5)	91	286	432
Net unrealized appreciation (depreciation)
of investments	71	25	264	7	1,171
Net increase (decrease) in net assets from operations	59	23	401	314	1,644
Changes from principal transactions:
Premiums	-	-	169	168	603
Death Benefits	(1)	-	(8)	(2)	(26)
Surrenders and withdrawals	(12)	(7)	(167)	(299)	(867)
Policy Loans	-	-	(10)	(11)	(42)
Contract Charges	(15)	(11)	(178)	(137)	(527)
Transfers between Divisions
(including fixed account), net	-	-	382	(52)	(440)
Increase (decrease) in net assets derived from
principal transactions	(28)	(18)	188	(333)	(1,299)
Total increase (decrease) in net assets	31	5	589	(19)	345
Net assets at December 31, 2012	$451	$186	$3,256	$2,368	$10,392

The accompanying notes are an integral part of these financial statements.

43

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Changes in Net Assets
For the Years Ended December 31, 2012 and 2011
(Dollars in thousands)

	ING Index Plus SmallCap Portfolio - Class I	ING International Index Portfolio - Class S	ING Russell™ Large Cap Growth Index Portfolio - Class I	ING Russell™ Large Cap Index Portfolio - Class I	ING Russell™ Large Cap Value Index Portfolio - Class I

Net assets at January 1, 2011	$8,242	$5,682	$90,408	$1,287	$24,141

Increase (decrease) in net assets
Operations:
Net investment income (loss)	33	97	660	13	293
Total realized gain (loss) on investments
and capital gains distributions	1,466	64	2,447	40	404
Net unrealized appreciation (depreciation)
of investments	(1,704)	(844)	174	(26)	(583)
Net increase (decrease) in net assets from operations	(205)	(683)	3,281	27	114
Changes from principal transactions:
Premiums	486	134	7,329	94	1,984
Death Benefits	(38)	(14)	(312)	-	(159)
Surrenders and withdrawals	(483)	(435)	(6,664)	(81)	(1,838)
Policy Loans	(50)	(25)	(702)	(14)	(75)
Contract Charges	(411)	(318)	(6,616)	(85)	(1,806)
Transfers between Divisions
(including fixed account), net	(130)	51	(1,372)	7	3
Increase (decrease) in net assets derived from
principal transactions	(626)	(607)	(8,337)	(79)	(1,891)
Total increase (decrease) in net assets	(831)	(1,290)	(5,056)	(52)	(1,777)
Net assets at December 31, 2011	7,411	4,392	85,352	1,235	22,364

Increase (decrease) in net assets
Operations:
Net investment income (loss)	4	90	609	21	341
Total realized gain (loss) on investments
and capital gains distributions	123	28	3,602	87	607
Net unrealized appreciation (depreciation)
of investments	701	614	7,531	61	2,406
Net increase (decrease) in net assets from operations	828	732	11,742	169	3,354
Changes from principal transactions:
Premiums	401	115	6,774	79	1,867
Death Benefits	(8)	(55)	(597)	(32)	(123)
Surrenders and withdrawals	(800)	(445)	(7,402)	(81)	(2,020)
Policy Loans	(20)	(14)	(508)	1	(114)
Contract Charges	(362)	(259)	(6,455)	(80)	(1,733)
Transfers between Divisions
(including fixed account), net	(398)	26	(961)	(104)	(19)
Increase (decrease) in net assets derived from
principal transactions	(1,187)	(632)	(9,149)	(217)	(2,142)
Total increase (decrease) in net assets	(359)	100	2,593	(48)	1,212
Net assets at December 31, 2012	$7,052	$4,492	$87,945	$1,187	$23,576

The accompanying notes are an integral part of these financial statements.

44

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Changes in Net Assets
For the Years Ended December 31, 2012 and 2011
(Dollars in thousands)

	ING Russell™ Mid Cap Growth Index Portfolio - Class I	ING Russell™ Small Cap Index Portfolio - Class I	ING Small Company Portfolio - Class I	ING U.S. Bond Index Portfolio - Class I	ING International Value Portfolio - Class I

Net assets at January 1, 2011	$1,386	$751	$6,939	$3,391	$8,807

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	2	(5)	56	151
Total realized gain (loss) on investments
and capital gains distributions	214	57	182	84	(1,148)
Net unrealized appreciation (depreciation)
of investments	(332)	(97)	(389)	46	(100)
Net increase (decrease) in net assets from operations	(117)	(38)	(212)	186	(1,097)
Changes from principal transactions:
Premiums	184	56	673	259	-
Death Benefits	-	-	(17)	(1)	(27)
Surrenders and withdrawals	(65)	(49)	(587)	(238)	(826)
Policy Loans	(15)	(3)	(157)	(15)	(63)
Contract Charges	(81)	(29)	(446)	(191)	(387)
Transfers between Divisions
(including fixed account), net	(37)	(237)	91	704	(470)
Increase (decrease) in net assets derived from
principal transactions	(14)	(262)	(443)	518	(1,773)
Total increase (decrease) in net assets	(131)	(300)	(655)	704	(2,870)
Net assets at December 31, 2011	1,255	451	6,284	4,095	5,937

Increase (decrease) in net assets
Operations:
Net investment income (loss)	2	2	(2)	67	126
Total realized gain (loss) on investments
and capital gains distributions	46	29	439	151	(1,037)
Net unrealized appreciation (depreciation)
of investments	145	39	414	(90)	1,914
Net increase (decrease) in net assets from operations	193	70	851	128	1,003
Changes from principal transactions:
Premiums	123	32	540	301	-
Death Benefits	(1)	(9)	(8)	(86)	(16)
Surrenders and withdrawals	(65)	(17)	(455)	(125)	(468)
Policy Loans	(10)	3	(41)	(124)	(53)
Contract Charges	(76)	(26)	(418)	(208)	(299)
Transfers between Divisions
(including fixed account), net	(62)	170	(309)	(293)	(279)
Increase (decrease) in net assets derived from
principal transactions	(91)	153	(691)	(535)	(1,115)
Total increase (decrease) in net assets	102	223	160	(407)	(112)
Net assets at December 31, 2012	$1,357	$674	$6,444	$3,688	$5,825

The accompanying notes are an integral part of these financial statements.

45

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Changes in Net Assets
For the Years Ended December 31, 2012 and 2011
(Dollars in thousands)

	ING MidCap Opportunities Portfolio - Class I	ING SmallCap Opportunities Portfolio - Class I	Neuberger Berman AMT Socially Responsive Portfolio® - Class I

Net assets at January 1, 2011	$10,953	$19,160	$3,176

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(44)	(84)	(8)
Total realized gain (loss) on investments
and capital gains distributions	816	904	(78)
Net unrealized appreciation (depreciation)
of investments	(817)	(756)	(16)
Net increase (decrease) in net assets from operations	(45)	64	(102)
Changes from principal transactions:
Premiums	-	1,325	333
Death Benefits	(17)	(116)	(5)
Surrenders and withdrawals	(763)	(1,188)	(255)
Policy Loans	(175)	(229)	(35)
Contract Charges	(548)	(1,059)	(162)
Transfers between Divisions
(including fixed account), net	(210)	(623)	(60)
Increase (decrease) in net assets derived from
principal transactions	(1,713)	(1,890)	(184)
Total increase (decrease) in net assets	(1,758)	(1,826)	(286)
Net assets at December 31, 2011	9,195	17,334	2,890

Increase (decrease) in net assets
Operations:
Net investment income (loss)	11	(78)	(9)
Total realized gain (loss) on investments
and capital gains distributions	1,036	2,643	67
Net unrealized appreciation (depreciation)
of investments	169	(91)	205
Net increase (decrease) in net assets from operations	1,216	2,474	263
Changes from principal transactions:
Premiums	-	1,200	250
Death Benefits	(30)	(41)	(5)
Surrenders and withdrawals	(696)	(1,185)	(210)
Policy Loans	(111)	(113)	(2)
Contract Charges	(466)	(1,005)	(136)
Transfers between Divisions
(including fixed account), net	(266)	(509)	(445)
Increase (decrease) in net assets derived from
principal transactions	(1,569)	(1,653)	(548)
Total increase (decrease) in net assets	(353)	821	(285)
Net assets at December 31, 2012	$8,842	$18,155	$2,605

The accompanying notes are an integral part of these financial statements.

46

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

1.	Organization

ReliaStar Life Insurance Company Select*Life Variable Account (the “Account”) was established by ReliaStar Life Insurance Company (“ReliaStar Life” or the “Company”) to support the operations of variable life policies (“Policies”). ReliaStar Life is an indirect, wholly owned subsidiary of ING U.S., Inc. (name changed from ING America Insurance Holdings, Inc.), an insurance holding company domiciled in the State of Delaware. ING U.S., Inc. is an indirect wholly owned subsidiary of ING Groep, N.V. (“ING”), a global financial services holding company based in The Netherlands.

ING has announced the anticipated separation of its global banking and insurance businesses. While all options for effecting this separation remain open, ING has announced that the base case for this separation includes an initial public offering (“IPO”) of ING U.S., Inc. which together with its subsidiaries, constitutes ING's U.S.-based retirement, investment management, and insurance operations. ING U.S., Inc. filed a registration statement on Form S-1 with the U.S. Securities and Exchange Commission (“SEC”) on November 9, 2012, which was amended on January 23, 2013 and March 19, 2013, in connection with the proposed IPO of its common stock.

The Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940, as amended. The Policies consist of the Select*Life I product and Select*Life Series 2000 product, which incorporates Select*Life II, Select*Life III, Variable Estate Design, Flexdesign® VUL, ING Protector Elite, ING Investor Elite and Variable Accumulation DesignSM products. ReliaStar Life provides for variable accumulation and benefits under the Policies by crediting premium payments to one or more divisions within the Account or the fixed account (an investment option in the Company’s general account), as directed by the policyholders. The portion of the Account’s assets applicable to Policies will not be charged with liabilities arising out of any other business ReliaStar Life may conduct, but obligations of the Account, including the promise to make benefit payments, are obligations of ReliaStar Life. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of ReliaStar Life.

At December 31, 2012, the Account had 72 investment divisions (the “Divisions”), 9 of which invest in independently managed mutual funds and 63 of which invest in mutual funds managed by an affiliate, either Directed Services LLC (“DSL”) or ING Investments, LLC (“IIL”). The assets in each Division are invested in shares of a designated fund (“Fund”) of various investment trusts (the “Trusts”).

47

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

Investment Divisions with asset balances at December 31, 2012 and related Trusts are as follows:

American Funds Insurance Series:
   American Funds Insurance Series® Growth Fund - Class 2
   American Funds Insurance Series® Growth-Income Fund - Class 2
   American Funds Insurance Series® International Fund - Class 2
BlackRock Variable Series Funds, Inc.:
   BlackRock Global Allocation V.I. Fund - Class III
Fidelity® Variable Insurance Products:
   Fidelity® VIP Equity-Income Portfolio - Initial Class
   Fidelity® Variable Insurance Products II:
   Fidelity® VIP Contrafund® Portfolio - Initial Class
   Fidelity® VIP Index 500 Portfolio - Initial Class
Fidelity® Variable Insurance Products V:
   Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
ING Balanced Portfolio, Inc.:
   ING Balanced Portfolio - Class I
ING Intermediate Bond Portfolio:
   ING Intermediate Bond Portfolio - Class I
ING Investors Trust:
   ING BlackRock Health Sciences Opportunities Portfolio - Institutional Class
   ING BlackRock Large Cap Growth Portfolio - Institutional Class
   ING Clarion Global Real Estate Portfolio - Service Class
   ING Clarion Real Estate Portfolio - Institutional Class
   ING DFA Global Allocation Portfolio - Institutional  Class
   ING DFA World Equity Portfolio - Institutional Class
   ING FMRSM Diversified Mid Cap Portfolio - Institutional Class
   ING Franklin Templeton Founding Strategy Portfolio - Institutional Class
   ING Global Resources Portfolio - Institutional Class
   ING Invesco Van Kampen Growth and Income Portfolio - Service Class
   ING JPMorgan Emerging Markets Equity Portfolio - Institutional Class
   ING JPMorgan Small Cap Core Equity Portfolio - Institutional Class
   ING Large Cap Growth Portfolio - Institutional Class
   ING Large Cap Value Portfolio - Institutional Class
   ING Limited Maturity Bond Portfolio - Service Class
   ING Liquid Assets Portfolio - Institutional Class
   ING Marsico Growth Portfolio - Institutional Class
   ING MFS Total Return Portfolio - Institutional Class
   ING MFS Utilities Portfolio - Institutional Class
   ING MFS Utilities Portfolio - Service Class
   ING PIMCO Total Return Bond Portfolio - Institutional Class
   ING Pioneer Fund Portfolio - Institutional Class

ING Investors Trust (continued):
   ING Pioneer Mid Cap Value Portfolio - Institutional Class
   ING Retirement Growth Portfolio - Institutional Class
   ING Retirement Moderate Growth Portfolio - Institutional Class
   ING Retirement Moderate Portfolio - Institutional Class
   ING T. Rowe Price Capital Appreciation Portfolio - Institutional Class
   ING T. Rowe Price Equity Income Portfolio - Institutional Class
   ING T. Rowe Price International Stock Portfolio - Institutional Class
   ING U.S. Stock Index Portfolio - Institutional Class
ING Partners, Inc.:
   ING American Century Small-Mid Cap Value Portfolio - Initial Class
   ING Baron Growth Portfolio - Initial Class
   ING Columbia Small Cap Value II Portfolio - Initial Class
   ING Global Bond Portfolio - Service Class
   ING Invesco Van Kampen Comstock Portfolio - Initial Class
   ING Invesco Van Kampen Equity and Income Portfolio - Initial Class
   ING JPMorgan Mid Cap Value Portfolio - Initial Class
   ING Oppenheimer Global Portfolio - Initial Class
   ING PIMCO Total Return Portfolio - Initial Class
   ING Pioneer High Yield Portfolio - Initial Class
   ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class
   ING Templeton Foreign Equity Portfolio - Initial Class
   ING UBS U.S. Large Cap Equity Portfolio - Initial Class
   ING Strategic Allocation Portfolios, Inc.:
   ING Strategic Allocation Conservative Portfolio - Class I
   ING Strategic Allocation Growth Portfolio - Class I
   ING Strategic Allocation Moderate Portfolio - Class I
ING Variable Funds:
   ING Growth and Income Portfolio - Class I
ING Variable Portfolios, Inc.:
   ING Index Plus LargeCap Portfolio - Class I
   ING Index Plus MidCap Portfolio - Class I
   ING Index Plus SmallCap Portfolio - Class I
   ING International Index Portfolio - Class S
   ING Russell™ Large Cap Growth Index Portfolio - Class I
   ING Russell™ Large Cap Index Portfolio - Class I
   ING Russell™ Large Cap Value Index Portfolio - Class I
   ING Russell™ Mid Cap Growth Index Portfolio - Class I

48

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

ING Variable Portfolios, Inc. (continued):
   ING Russell™ Small Cap Index Portfolio - Class I
   ING Small Company Portfolio - Class I
   ING U.S. Bond Index Portfolio - Class I
ING Variable Products Trust:
   ING International Value Portfolio - Class I

ING Variable Products Trust: (continued):
   ING MidCap Opportunities Portfolio - Class I
   ING SmallCap Opportunities Portfolio - Class I
Neuberger Berman Advisers Management Trust:
   Neuberger Berman AMT Socially Responsive Portfolio® - Class I

The name of a Division was changed during 2012. The following is a summary of current and former name for that Division:

Current Name	Former Name
ING Partners, Inc.:	ING Partners, Inc.:
ING Baron Growth Portfolio - Initial Class	ING Baron Small Cap Growth Portfolio - Initial Class

During 2012, the following Division was closed to policyholders:

ING Investors Trust:
   ING Artio Foreign Portfolio - Institutional Class

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies of the Account:

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Investments

Investments are made in shares of a Division and are recorded at fair value, determined by the net asset value per share of the respective Division. Investment transactions in each Division are recorded on the trade date. Distributions of net investment income and capital gains from each Division are recognized on the ex-distribution date. Realized gains and losses on redemptions of the shares of the Division are determined on a first-in, first-out basis. The difference between cost and current fair value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

49

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

Federal Income Taxes

Operations of the Account form a part of, and are taxed with, the total operations of ReliaStar Life, which is taxed as a life insurance company under the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to policyholders. Accordingly, earnings and realized capital gains of the Account attributable to the policyholders are excluded in the determination of the federal income tax liability of ReliaStar Life, and no charge is being made to the Account for federal income taxes for these amounts. The Company will review this tax accounting in the event of changes in the tax law. Such changes in the law may result in a charge for federal income taxes.

Policyholder Reserves

Policyholder reserves of the Account are represented by net assets on the Statements of Assets and Liabilities and are equal to the aggregate account values of the policyholders invested in the Account Divisions. To the extent that benefits to be paid to the policyholders exceed their account values, ReliaStar Life will contribute additional funds to the benefit proceeds. Conversely, if amounts allocated exceed amounts required, transfers may be made to ReliaStar Life.

Changes from Principal Transactions

Included in Changes from Principal Transactions on the Statements of Changes in Net Assets are items which relate to policyholder activity, including premiums, surrenders and withdrawals, policy loans, death benefits, and policy charges. Also included are transfers between the fixed account and the Divisions, transfers between Divisions, and transfers to (from) ReliaStar Life related to gains and losses resulting from actual mortality experience (the full responsibility for which is assumed by ReliaStar Life). Any net unsettled transactions as of the reporting date are included in Payable to related parties on the Statements of Assets and Liabilities.

Subsequent Events

The Account has evaluated subsequent events for recognition and disclosure through the date the financial statements as of December 31, 2012 and for the years ended December 31, 2012 and 2011, were issued.

3.	Financial Instruments

The Account invests assets in shares of open-end mutual funds, which process orders to purchase and redeem shares on a daily basis at the fund's next computed net asset values (“NAV”). The fair value of the Account’s assets is based on the NAVs of mutual funds,

50

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

which are obtained from the custodian and reflect the fair values of the mutual fund investments. The NAV is calculated daily upon close of the New York Stock Exchange and is based on the fair values of the underlying securities.

The Account’s financial assets are recorded at fair value on the Statements of Assets and Liabilities and are categorized as Level 1 as of December 31, 2012 based on the priority of the inputs to the valuation technique below. There were no transfers among the levels for the year ended December 31, 2012. The Account had no financial liabilities as of December 31, 2012.

The Account categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

§ Level 1 - Unadjusted quoted prices for identical assets or liabilities in an active market. The Account defines an active market as a market in which transactions take place with sufficient frequency and volume to provide pricing information on an ongoing basis.
§ Level 2 - Quoted prices in markets that are not active or valuation techniques that require inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets;
b) Quoted prices for identical or similar assets or liabilities in non-active markets;
c) Inputs other than quoted market prices that are observable; and
d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

§ Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These valuations, whether derived internally or obtained from a third party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability.

4.	Charges and Fees

Under the terms of the Policies, certain charges and fees are incurred by the Policies to cover ReliaStar Life’s expenses in connection with the issuance and administration of the Policies. Following is a summary of these charges and fees:

51

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Notes to Financial Statements

Premium Expense Charge

ReliaStar Life deducts a premium charge ranging from 3.00% to 8.00% of each premium payment as defined in the Policies.

Mortality and Expense Risk Charges

ReliaStar Life assumes mortality and expense risks related to the operations of the Account and, in accordance with the terms of the Policies, deducts a mortality and expense risk charge from the assets of the Account. Monthly charges are deducted at annual rates of up to 0.90% of the average daily net asset value of each Division of the Account to cover these risks, as specified in the Policies. These charges are assessed through a reduction in unit values.

Other Policy Charges

The cost of insurance charge varies based on the insured’s sex, issue age, policy year, rate class, and the face amount of the Policies. The monthly amount charged and charges for optional insurance benefits vary based on a number of factors and are defined in the Policies. These charges are assessed through the redemption of units.

The monthly administrative charge currently ranges from $8.25 to $19.00 per month. Monthly administrative charges for Select*Life II (policies with policy dates before February 17, 2004), Select*Life III, Flexdesign® VUL, Variable Estate Design and Variable Accumulation Design products are guaranteed not to exceed $12.00 per month. Monthly administrative charges for Select*Life II policies with policy dates on or after February 17, 2004 are guaranteed not to exceed $10.00 per month. These charges are assessed through a reduction in unit values.

Surrender and Lapse Charges

As defined in the Policies, ReliaStar Life assesses a surrender charge if the Policies lapse or are surrendered before a specified period. These charges are assessed through the redemption of units.

Transfer and Other Charges

A transfer charge of up to $25 may be imposed on each transfer between Divisions. A charge for partial withdrawals of $10 is also imposed in accordance with the terms of the Policies, and may be increased up to a maximum of $25. These charges are assessed through the redemption of units.

52

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

Premium Taxes

For certain Policies, premium taxes are deducted, where applicable, from the accumulation value of each Policy. The amount and timing of the deduction depends on the policyholder’s state of residence. These charges are assessed through the redemption of units.

Fees Waived by ReliaStar Life

Certain charges and fees for various types of Policies may be waived by ReliaStar Life. ReliaStar Life reserves the right to discontinue these waivers at its discretion or to conform with changes in the law.

5.	Related Party Transactions

During the year ended December 31, 2012, management fees were paid indirectly to DSL, an affiliate of the Company, in its capacity as investment adviser to ING Investors Trust and ING Partners, Inc. The Trusts’ advisory agreement provided for a fee at annual rates up to 1.25% of the average net assets of each respective Fund of the Trust.

Management fees were also paid indirectly to IIL, an affiliate of the Company, in its capacity as investment manager to ING Balanced Portfolio, Inc., ING Intermediate Bond Portfolio, ING Strategic Allocation Portfolios, Inc., ING Variable Funds, ING Variable Portfolios, Inc., and ING Variable Products Trust. The Trusts’ advisory agreement provided for a fee at annual rates ranging from 0.08% to 0.80% of the average net assets of each respective Fund of the Trusts.

53

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

6.	Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments for the year ended December 31, 2012 follow:

	Purchases	Sales
	(Dollars in thousands)
American Funds Insurance Series:
American Funds Insurance Series® Growth Fund - Class 2	$2,773	$7,900
American Funds Insurance Series® Growth-Income Fund - Class 2	2,865	6,942
American Funds Insurance Series® International Fund - Class 2	1,078	3,057
BlackRock Variable Series Funds, Inc.:
BlackRock Global Allocation V.I. Fund - Class III	3,345	1,704
Fidelity® Variable Insurance Products:
Fidelity® VIP Equity-Income Portfolio - Initial Class	6,413	7,416
Fidelity® Variable Insurance Products II:
Fidelity® VIP Contrafund® Portfolio - Initial Class	1,785	10,912
Fidelity® VIP Index 500 Portfolio - Initial Class	86	400
Fidelity® Variable Insurance Products V:
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	315	1,388
ING Balanced Portfolio, Inc.:
ING Balanced Portfolio - Class I	367	905
ING Intermediate Bond Portfolio:
ING Intermediate Bond Portfolio - Class I	3,642	2,379
ING Investors Trust:
ING Artio Foreign Portfolio - Institutional Class	304	6,540
ING BlackRock Health Sciences Opportunities Portfolio - Institutional Class	956	429
ING BlackRock Large Cap Growth Portfolio - Institutional Class	367	497
ING Clarion Global Real Estate Portfolio - Service Class	1,252	580
ING Clarion Real Estate Portfolio - Institutional Class	24	301
ING DFA Global Allocation Portfolio - Institutional Class	65	96
ING DFA World Equity Portfolio - Institutional Class	135	96
ING FMRSM Diversified Mid Cap Portfolio - Institutional Class	484	836
ING Franklin Templeton Founding Strategy Portfolio - Institutional Class	777	853
ING Global Resources Portfolio - Institutional Class	790	2,725
ING Invesco Van Kampen Growth and Income Portfolio - Service Class	443	928
ING JPMorgan Emerging Markets Equity Portfolio - Institutional Class	1,036	1,919
ING JPMorgan Small Cap Core Equity Portfolio - Institutional Class	633	2,661
ING Large Cap Growth Portfolio - Institutional Class	2,179	10,189
ING Large Cap Value Portfolio - Institutional Class	2	14
ING Limited Maturity Bond Portfolio - Service Class	2,821	4,768
ING Liquid Assets Portfolio - Institutional Class	10,532	14,080
ING Marsico Growth Portfolio - Institutional Class	982	1,011
ING MFS Total Return Portfolio - Institutional Class	751	796
ING MFS Utilities Portfolio - Institutional Class	1,138	1,344
ING MFS Utilities Portfolio - Service Class	1,413	998
ING PIMCO Total Return Bond Portfolio - Institutional Class	6,594	6,138
ING Pioneer Fund Portfolio - Institutional Class	36	98
ING Pioneer Mid Cap Value Portfolio - Institutional Class	184	521
ING Retirement Growth Portfolio - Institutional Class	1,355	2,626

54

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

	Purchases	Sales
	(Dollars in thousands)
ING Investors Trust (continued):
ING Retirement Moderate Growth Portfolio - Institutional Class	$1,822	$2,294
ING Retirement Moderate Portfolio - Institutional Class	2,062	1,522
ING T. Rowe Price Capital Appreciation Portfolio - Institutional Class	5,728	6,149
ING T. Rowe Price Equity Income Portfolio - Institutional Class	804	1,744
ING T. Rowe Price International Stock Portfolio - Institutional Class	442	2,176
ING U.S. Stock Index Portfolio - Institutional Class	3,296	7,749
ING Partners, Inc.:
ING American Century Small-Mid Cap Value Portfolio - Initial Class	10	29
ING Baron Growth Portfolio - Initial Class	957	1,011
ING Columbia Small Cap Value II Portfolio - Initial Class	241	528
ING Global Bond Portfolio - Service Class	2,332	2,815
ING Invesco Van Kampen Comstock Portfolio - Initial Class	321	803
ING Invesco Van Kampen Equity and Income Portfolio - Initial Class	294	431
ING JPMorgan Mid Cap Value Portfolio - Initial Class	1,506	2,310
ING Oppenheimer Global Portfolio - Initial Class	1,406	4,846
ING PIMCO Total Return Portfolio - Initial Class	152	531
ING Pioneer High Yield Portfolio - Initial Class	4,203	2,939
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	4,464	5,766
ING Templeton Foreign Equity Portfolio - Initial Class	6,513	458
ING UBS U.S. Large Cap Equity Portfolio - Initial Class	158	539
ING Strategic Allocation Portfolios, Inc.:
ING Strategic Allocation Conservative Portfolio - Class I	-	8
ING Strategic Allocation Growth Portfolio - Class I	7	31
ING Strategic Allocation Moderate Portfolio - Class I	4	19
ING Variable Funds:
ING Growth and Income Portfolio - Class I	588	355
ING Variable Portfolios, Inc.:
ING Index Plus LargeCap Portfolio - Class I	388	699
ING Index Plus MidCap Portfolio - Class I	589	1,847
ING Index Plus SmallCap Portfolio - Class I	225	1,408
ING International Index Portfolio - Class S	174	717
ING Russell™ Large Cap Growth Index Portfolio - Class I	2,060	10,600
ING Russell™ Large Cap Index Portfolio - Class I	110	306
ING Russell™ Large Cap Value Index Portfolio - Class I	1,131	2,932
ING Russell™ Mid Cap Growth Index Portfolio - Class I	483	572
ING Russell™ Small Cap Index Portfolio - Class I	395	211
ING Small Company Portfolio - Class I	455	913
ING U.S. Bond Index Portfolio - Class I	1,544	1,914
ING Variable Products Trust:
ING International Value Portfolio - Class I	152	1,141
ING MidCap Opportunities Portfolio - Class I	281	1,607
ING SmallCap Opportunities Portfolio - Class I	2,505	2,450
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Socially Responsive Portfolio® - Class I	140	697

55

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

7.	Changes in Units

The net changes in units outstanding follow:

	Year Ended December 31
	2012			2011
	Units	Units	Net Increase	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
American Funds Insurance Series:
American Funds Insurance Series® Growth Fund - Class 2	292,644	571,615	(278,971)	394,315	609,837	(215,522)
American Funds Insurance Series® Growth-Income Fund - Class 2	262,681	526,711	(264,030)	386,867	530,064	(143,197)
American Funds Insurance Series® International Fund - Class 2	122,244	225,321	(103,077)	140,453	277,584	(137,131)
BlackRock Variable Series Funds, Inc.:
BlackRock Global Allocation V.I. Fund - Class III	261,360	152,828	108,532	274,278	139,516	134,762
Fidelity® Variable Insurance Products:
Fidelity® VIP Equity-Income Portfolio - Initial Class	128,534	289,264	(160,730)	147,766	316,120	(168,354)
Fidelity® Variable Insurance Products II:
Fidelity® VIP Contrafund® Portfolio - Initial Class	137,754	351,647	(213,893)	182,763	359,223	(176,460)
Fidelity® VIP Index 500 Portfolio - Initial Class	2,798	12,154	(9,356)	465	11,134	(10,669)
Fidelity® Variable Insurance Products V:
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	-	45,648	(45,648)	726	49,570	(48,844)
ING Balanced Portfolio, Inc.:
ING Balanced Portfolio - Class I	26,732	89,180	(62,448)	21,801	113,912	(92,111)
ING Intermediate Bond Portfolio:
ING Intermediate Bond Portfolio - Class I	246,322	208,351	37,971	301,400	231,594	69,806
ING Investors Trust:
ING Artio Foreign Portfolio - Institutional Class	-	599,886	(599,886)	95,560	214,519	(118,959)
ING BlackRock Health Sciences Opportunities Portfolio - Institutional Class	74,098	42,186	31,912	65,479	57,239	8,240
ING BlackRock Large Cap Growth Portfolio - Institutional Class	32,946	43,246	(10,300)	520,154	516,108	4,046
ING Clarion Global Real Estate Portfolio - Service Class	160,102	92,730	67,372	134,893	200,292	(65,399)
ING Clarion Real Estate Portfolio - Institutional Class	3	9,571	(9,568)	8	11,732	(11,724)
ING DFA Global Allocation Portfolio - Institutional Class	5,826	9,024	(3,198)	68,254	52,156	16,098
ING DFA World Equity Portfolio - Institutional Class	14,776	11,744	3,032	24,930	17,059	7,871
ING FMRSM Diversified Mid Cap Portfolio - Institutional Class	66,870	100,195	(33,325)	123,519	186,925	(63,406)

56

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

	Year Ended December 31
	2012			2011
	Units	Units	Net Increase	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
ING Investors Trust (continued):
ING Franklin Templeton Founding Strategy Portfolio - Institutional Class	75,184	85,390	(10,206)	122,953	148,277	(25,324)
ING Global Resources Portfolio - Institutional Class	50,224	116,666	(66,442)	112,545	165,313	(52,768)
ING Invesco Van Kampen Growth and Income Portfolio - Service Class	70,943	118,672	(47,729)	116,613	176,123	(59,510)
ING JPMorgan Emerging Markets Equity Portfolio - Institutional Class	103,819	178,025	(74,206)	135,018	253,897	(118,879)
ING JPMorgan Small Cap Core Equity Portfolio - Institutional Class	128,166	246,148	(117,982)	157,840	358,520	(200,680)
ING Large Cap Growth Portfolio - Institutional Class	412,556	905,640	(493,084)	456,825	967,249	(510,424)
ING Large Cap Value Portfolio - Institutional Class	-	1,319	(1,319)	9,693	962	8,731
ING Limited Maturity Bond Portfolio - Service Class	377,094	544,219	(167,125)	634,757	532,397	102,360
ING Liquid Assets Portfolio - Institutional Class	1,434,368	1,733,225	(298,857)	4,562,268	5,587,310	(1,025,042)
ING Marsico Growth Portfolio - Institutional Class	63,101	65,289	(2,188)	57,281	69,901	(12,620)
ING MFS Total Return Portfolio - Institutional Class	66,349	81,201	(14,852)	106,392	123,893	(17,501)
ING MFS Utilities Portfolio - Institutional Class	69,420	84,214	(14,794)	42,859	63,305	(20,446)
ING MFS Utilities Portfolio - Service Class	76,049	58,718	17,331	57,724	55,414	2,310
ING PIMCO Total Return Bond Portfolio - Institutional Class	595,101	640,765	(45,664)	659,353	660,231	(878)
ING Pioneer Fund Portfolio - Institutional Class	3,108	8,173	(5,065)	10,941	15,115	(4,174)
ING Pioneer Mid Cap Value Portfolio - Institutional Class	33,241	62,571	(29,330)	40,829	74,199	(33,370)
ING Retirement Growth Portfolio - Institutional Class	191,220	342,221	(151,001)	239,427	538,305	(298,878)
ING Retirement Moderate Growth Portfolio - Institutional Class	172,139	228,400	(56,261)	72,369	164,253	(91,884)
ING Retirement Moderate Portfolio - Institutional Class	188,616	173,101	15,515	177,825	185,323	(7,498)
ING T. Rowe Price Capital Appreciation Portfolio - Institutional Class	300,739	419,637	(118,898)	307,224	477,037	(169,813)
ING T. Rowe Price Equity Income Portfolio - Institutional Class	82,161	151,357	(69,196)	373,193	166,039	207,154
ING T. Rowe Price International Stock Portfolio - Institutional Class	103,138	228,759	(125,621)	120,541	266,052	(145,511)
ING U.S. Stock Index Portfolio - Institutional Class	361,872	850,228	(488,356)	961,694	1,361,991	(400,297)
ING Partners, Inc.:
ING American Century Small-Mid Cap Value Portfolio - Initial Class	-	1,712	(1,712)	-	1,709	(1,709)
ING Baron Growth Portfolio - Initial Class	90,280	92,071	(1,791)	122,887	139,779	(16,892)
ING Columbia Small Cap Value II Portfolio - Initial Class	46,909	73,741	(26,832)	114,910	127,097	(12,187)
ING Global Bond Portfolio - Service Class	160,069	244,094	(84,025)	313,224	377,073	(63,849)
ING Invesco Van Kampen Comstock Portfolio - Initial Class	36,641	73,765	(37,124)	68,741	82,977	(14,236)
ING Invesco Van Kampen Equity and Income Portfolio - Initial Class	17,467	28,992	(11,525)	33,172	45,547	(12,375)

57

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

	Year Ended December 31
	2012			2011
	Units	Units	Net Increase	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
ING Partners, Inc. (continued):
ING JPMorgan Mid Cap Value Portfolio - Initial Class	99,440	137,854	(38,414)	136,975	102,681	34,294
ING Oppenheimer Global Portfolio - Initial Class	272,072	537,885	(265,813)	338,438	577,735	(239,297)
ING PIMCO Total Return Portfolio - Initial Class	1	30,591	(30,590)	1,308	122,098	(120,790)
ING Pioneer High Yield Portfolio - Initial Class	269,607	256,608	12,999	139,816	351,677	(211,861)
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	247,972	564,444	(316,472)	380,945	723,178	(342,233)
ING Templeton Foreign Equity Portfolio - Initial Class	702,781	67,736	635,045	-	-	-
ING UBS U.S. Large Cap Equity Portfolio - Initial Class	30,876	63,866	(32,990)	482,707	507,845	(25,138)
ING Strategic Allocation Portfolios, Inc.:
ING Strategic Allocation Conservative Portfolio - Class I	-	613	(613)	-	145	(145)
ING Strategic Allocation Growth Portfolio - Class I	-	2,356	(2,356)	-	3,809	(3,809)
ING Strategic Allocation Moderate Portfolio - Class I	-	1,381	(1,381)	-	1,247	(1,247)
ING Variable Funds:
ING Growth and Income Portfolio - Class I	64,580	48,604	15,976	26,258	84,939	(58,681)
ING Variable Portfolios, Inc.:
ING Index Plus LargeCap Portfolio - Class I	31,889	56,565	(24,676)	50,319	46,491	3,828
ING Index Plus MidCap Portfolio - Class I	63,756	139,740	(75,984)	471,456	527,214	(55,758)
ING Index Plus SmallCap Portfolio - Class I	36,863	112,369	(75,506)	472,832	523,304	(50,472)
ING International Index Portfolio - Class S	18,776	65,723	(46,947)	26,250	71,765	(45,515)
ING Russell™ Large Cap Growth Index Portfolio - Class I	498,844	1,059,619	(560,775)	559,197	1,138,707	(579,510)
ING Russell™ Large Cap Index Portfolio - Class I	8,659	22,678	(14,019)	9,960	15,724	(5,764)
ING Russell™ Large Cap Value Index Portfolio - Class I	171,593	317,012	(145,419)	181,933	320,978	(139,045)
ING Russell™ Mid Cap Growth Index Portfolio - Class I	31,151	36,200	(5,049)	58,748	64,980	(6,232)
ING Russell™ Small Cap Index Portfolio - Class I	31,721	19,653	12,068	34,257	59,291	(25,034)
ING Small Company Portfolio - Class I	61,173	124,357	(63,184)	107,205	153,086	(45,881)
ING U.S. Bond Index Portfolio - Class I	121,736	165,193	(43,457)	165,664	128,556	37,108
ING Variable Products Trust:
ING International Value Portfolio - Class I	53	49,550	(49,497)	414	73,581	(73,167)
ING MidCap Opportunities Portfolio - Class I	1	121,247	(121,246)	839	142,092	(141,253)
ING SmallCap Opportunities Portfolio - Class I	42,832	80,176	(37,344)	55,814	103,013	(47,199)
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Socially Responsive Portfolio® - Class I	19,643	52,959	(33,316)	42,694	54,144	(11,450)

58

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

8.	Financial Highlights

A summary of unit values, units outstanding, and net assets for variable annuity Policies, expense ratios, excluding expenses of underlying Funds, investment income ratios, and total return for the years ended December 31, 2012, 2011, 2010, 2009, and 2008, follows:

	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioA	Expense RatioB (lowest to highest)			Total ReturnC (lowest to highest)

American Funds Insurance Series® Growth Fund - Class 2
2012	2,059	$14.88	to	$21.33	$43,467	0.80%	0.00%	to	0.80%	16.98%	to	17.91%
2011	2,338	$12.72	to	$18.09	$41,846	0.62%	0.00%	to	0.80%	-5.07%	to	-4.29%
2010	2,554	$13.40	to	$18.90	$47,750	0.68%	0.00%	to	0.80%	17.75%	to	18.64%
2009	2,827	$11.38	to	$15.93	$44,587	0.62%	0.00%	to	0.80%	38.27%	to	39.37%
2008	3,159	$8.23	to	$11.43	$35,762	0.84%	0.00%	to	0.80%	-44.39%	to	-43.94%
American Funds Insurance Series® Growth-Income Fund - Class 2
2012	1,547	$13.32	to	$18.74	$28,642	1.60%	0.00%	to	0.80%	16.54%	to	17.49%
2011	1,811	$11.43	to	$15.95	$28,491	1.55%	0.00%	to	0.80%	-2.56%	to	-1.85%
2010	1,955	$11.73	to	$16.25	$31,308	1.39%	0.00%	to	0.80%	10.56%	to	11.45%
2009	2,197	$10.61	to	$14.58	$31,611	1.52%	0.00%	to	0.80%	30.18%	to	31.23%
2008	2,409	$8.15	to	$11.11	$26,470	1.78%	0.00%	to	0.80%	-38.35%	to	-37.86%
American Funds Insurance Series® International Fund - Class 2
2012	1,096	$15.09	to	$25.27	$27,164	1.47%	0.00%	to	0.80%	16.98%	to	17.92%
2011	1,200	$12.90	to	$21.43	$25,206	1.76%	0.00%	to	0.80%	-14.68%	to	-13.97%
2010	1,337	$15.12	to	$24.91	$32,655	1.90%	0.00%	to	0.80%	6.40%	to	7.23%
2009	1,519	$14.21	to	$23.23	$34,611	1.44%	0.00%	to	0.80%	41.96%	to	43.04%
2008	1,760	$10.01	to	$16.24	$28,075	1.85%	0.00%	to	0.80%	-42.60%	to	-42.12%
BlackRock Global Allocation V.I. Fund - Class III
2012	632	$13.84	to	$14.25	$8,997	1.66%	0.00%	to	0.80%	9.06%	to	9.95%
2011	524	$12.69	to	$12.96	$6,777	2.68%	0.00%	to	0.80%	-4.37%	to	-3.64%
2010	389	$13.27	to	$13.45	$5,225	1.50%	0.00%	to	0.80%	8.86%	to	9.80%
2009	174	$12.19	to	$12.25	$2,125	(b)	0.00%	to	0.80%		(b)
2008	(b)		(b)		(b)	(b)		(b)			(b)
Fidelity® VIP Equity-Income Portfolio - Initial Class
2012	1,440	$40.95	to	$60.38	$64,185	3.13%	0.00%	to	0.80%	16.38%	to	17.30%
2011	1,600	$34.91	to	$51.88	$61,061	2.48%	0.00%	to	0.80%	0.15%	to	0.98%
2010	1,769	$34.57	to	$51.80	$67,161	1.72%	0.00%	to	0.80%	14.22%	to	15.12%
2009	2,003	$30.03	to	$45.35	$66,321	2.13%	0.00%	to	0.80%	29.17%	to	30.23%
2008	2,303	$23.06	to	$35.11	$58,709	2.47%	0.00%	to	0.80%	-43.10%	to	-42.65%

59

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioA	Expense RatioB (lowest to highest)			Total ReturnC (lowest to highest)

Fidelity® VIP Contrafund® Portfolio - Initial Class
2012	1,572	$25.91	to	$52.19	$78,901	1.35%	0.00%	to	0.80%	15.46%	to	16.42%
2011	1,786	$22.44	to	$44.83	$76,897	1.01%	0.00%	to	0.80%	-3.32%	to	-2.52%
2010	1,962	$23.21	to	$45.99	$86,692	1.16%	0.00%	to	0.80%	16.28%	to	17.23%
2009	2,250	$19.96	to	$39.23	$84,909	1.31%	0.00%	to	0.80%	34.68%	to	35.70%
2008	2,594	$14.82	to	$28.91	$71,989	0.96%	0.00%	to	0.80%	-43.00%	to	-42.51%
Fidelity® VIP Index 500 Portfolio - Initial Class
2012	40		$39.09		$1,563	1.98%		0.80%			15.00%
2011	49		$33.99		$1,677	1.84%		0.80%			1.22%
2010	60		$33.58		$2,015	1.71%		0.80%			14.10%
2009	78		$29.43		$2,302	2.26%		0.80%			25.61%
2008	102	$23.43	to	$24.74	$2,398	2.10%	0.00%	to	0.80%	-37.52%	to	-37.00%
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
2012	201	$30.51	to	$33.77	$6,193	2.15%	0.00%	to	0.80%	5.07%	to	5.90%
2011	247	$28.81	to	$32.14	$7,186	3.06%	0.00%	to	0.80%	6.46%	to	7.34%
2010	296	$26.84	to	$30.19	$8,025	3.27%	0.00%	to	0.80%	6.94%	to	7.79%
2009	379	$24.90	to	$28.23	$9,551	8.86%	0.00%	to	0.80%	14.80%	to	15.76%
2008	525	$21.51	to	$24.59	$11,431	4.41%	0.00%	to	0.80%	-4.02%	to	-3.28%
ING Balanced Portfolio - Class I
2012	504	$11.64	to	$12.29	$6,046	3.09%	0.00%	to	0.80%	12.68%	to	13.69%
2011	566	$10.33	to	$10.81	$5,994	2.83%	0.00%	to	0.80%	-2.09%	to	-1.37%
2010	659	$10.55	to	$10.96	$7,091	2.79%	0.00%	to	0.80%	13.20%	to	14.17%
2009	774	$9.32	to	$9.60	$7,331	4.38%	0.00%	to	0.80%	18.27%	to	19.25%
2008	908	$7.88	to	$8.05	$7,229	3.76%	0.00%	to	0.80%	-28.69%	to	-28.12%
ING Intermediate Bond Portfolio - Class I
2012	795	$13.99	to	$18.00	$14,244	4.74%	0.00%	to	0.80%	8.53%	to	9.42%
2011	757	$12.89	to	$16.45	$12,384	4.82%	0.00%	to	0.80%	6.71%	to	7.52%
2010	687	$12.08	to	$15.30	$10,458	5.20%	0.00%	to	0.80%	8.93%	to	9.83%
2009	712	$11.09	to	$13.93	$9,868	6.12%	0.00%	to	0.80%	10.68%	to	11.62%
2008	884	$10.02	to	$12.48	$10,975	7.01%	0.00%	to	0.80%	-9.16%	to	-8.50%

60

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioA	Expense RatioB (lowest to highest)			Total ReturnC (lowest to highest)

ING BlackRock Health Sciences Opportunities Portfolio - Institutional Class
2012	178	$14.82	to	$15.76	$2,802	1.06%	0.00%	to	0.80%	17.99%	to	18.94%
2011	146	$12.56	to	$13.25	$1,933	0.82%	0.00%	to	0.80%	4.32%	to	5.08%
2010	138	$12.04	to	$12.61	$1,736	-	0.00%	to	0.80%	6.36%	to	7.23%
2009	208	$11.32	to	$11.76	$2,444	-	0.00%	to	0.80%	19.41%	to	20.37%
2008	298	$9.48	to	$9.77	$2,911	0.48%	0.00%	to	0.80%	-29.04%	to	-28.48%
ING BlackRock Large Cap Growth Portfolio - Institutional Class
2012	84	$12.97	to	$13.79	$1,146	0.88%	0.00%	to	0.80%	13.87%	to	14.73%
2011	95	$11.39	to	$12.02	$1,122	0.63%	0.00%	to	0.80%	-2.06%	to	-1.31%
2010	91	$11.63	to	$12.18	$1,088	0.47%	0.00%	to	0.80%	12.69%	to	13.62%
2009	97	$10.32	to	$10.72	$1,028	0.54%	0.00%	to	0.80%	29.49%	to	30.57%
2008	101	$7.97	to	$8.21	$819	0.19%	0.00%	to	0.80%	-39.39%	to	-38.91%
ING Clarion Global Real Estate Portfolio - Service Class
2012	460	$10.18	to	$10.57	$4,853	0.54%	0.00%	to	0.80%	24.60%	to	25.68%
2011	392	$8.17	to	$8.41	$3,297	3.56%	0.00%	to	0.80%	-5.98%	to	-5.29%
2010	458	$8.69	to	$8.88	$4,062	8.66%	0.00%	to	0.80%	14.95%	to	15.93%
2009	446	$7.56	to	$7.66	$3,417	2.39%	0.00%	to	0.80%	32.40%	to	33.45%
2008	542	$5.71	to	$5.74	$3,108	(a)	0.00%	to	0.80%		(a)
ING Clarion Real Estate Portfolio - Institutional Class
2012	59		$32.75		$1,918	1.25%		-			15.85%
2011	68		$28.27		$1,926	1.51%		-			9.79%
2010	80		$25.75		$2,056	3.66%		-			28.30%
2009	102		$20.07		$2,040	3.69%		-			36.16%
2008	137		$14.74		$2,020	1.65%		-			-38.30%
ING DFA Global Allocation Portfolio - Institutional Class
2012	14	$11.20	to	$11.45	$157	1.82%	0.00%	to	0.80%	11.44%	to	12.37%
2011	17	$10.05	to	$10.19	$172	4.42%	0.00%	to	0.80%		-4.59%
2010	1		$10.68		$9	(c)		-			(c)
2009	(c)		(c)		(c)	(c)		(c)			(c)
2008	(c)		(c)		(c)	(c)		(c)			(c)

61

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioA	Expense RatioB (lowest to highest)		Total ReturnC (lowest to highest)

ING DFA World Equity Portfolio - Institutional Class
2012	56	$9.54	to	$9.90	$558	2.39%	0.00%	to 0.80%	17.34%	to	18.14%
2011	53	$8.13	to	$8.38	$447	2.77%	0.00%	to 0.80%		-8.91%
2010	45		$9.20		$418	1.35%		-		25.17%
2009	24		$7.35		$175	-		-		22.09%
2008	6		$6.02		$35	(a)		-		(a)
ING FMRSM Diversified Mid Cap Portfolio - Institutional Class
2012	434	$12.17	to	$12.84	$5,566	0.89%	0.00%	to 0.80%	14.06%	to	14.95%
2011	468	$10.67	to	$11.17	$5,213	0.20%	0.00%	to 0.80%	-11.45%	to	-10.71%
2010	531	$12.05	to	$12.51	$6,634	0.41%	0.00%	to 0.80%	27.65%	to	28.57%
2009	476	$9.44	to	$9.73	$4,623	0.68%	0.00%	to 0.80%	38.42%	to	39.60%
2008	517	$6.82	to	$6.97	$3,599	1.49%	0.00%	to 0.80%	-39.49%	to	-39.02%
ING Franklin Templeton Founding Strategy Portfolio - Institutional Class
2012	75	$10.89	to	$11.31	$850	3.92%	0.00%	to 0.80%	15.24%	to	16.12%
2011	86	$9.45	to	$9.74	$832	4.69%	0.00%	to 0.80%	-1.87%	to	-1.02%
2010	111	$9.63	to	$9.84	$1,089	2.23%	0.00%	to 0.80%	10.06%	to	10.94%
2009	110	$8.75	to	$8.87	$974	2.89%	0.00%	to 0.80%	29.63%	to	30.63%
2008	81	$6.75	to	$6.79	$548	(a)	0.00%	to 0.80%		(a)
ING Global Resources Portfolio - Institutional Class
2012	374	$18.40	to	$32.25	$11,618	1.06%	0.00%	to 0.80%	-3.36%	to	-2.60%
2011	440	$19.04	to	$33.11	$13,982	0.83%	0.00%	to 0.80%	-9.63%	to	-8.91%
2010	493	$21.07	to	$36.35	$17,283	1.05%	0.00%	to 0.80%	20.95%	to	21.98%
2009	474	$17.42	to	$29.80	$13,467	0.59%	0.00%	to 0.80%	36.73%	to	37.77%
2008	480	$12.74	to	$21.63	$9,839	2.27%	0.00%	to 0.80%	-41.32%	to	-40.82%
ING Invesco Van Kampen Growth and Income Portfolio - Service Class
2012	638	$13.35	to	$14.20	$9,019	1.82%	0.00%	to 0.80%	13.71%	to	14.61%
2011	686	$11.74	to	$12.39	$8,465	1.25%	0.00%	to 0.80%	-2.98%	to	-2.21%
2010	745	$12.10	to	$12.67	$9,412	0.24%	0.00%	to 0.80%	11.62%	to	12.52%
2009	858	$10.84	to	$11.26	$9,636	1.22%	0.00%	to 0.80%	22.90%	to	23.87%
2008	957	$8.82	to	$9.09	$8,680	3.80%	0.00%	to 0.80%	-32.77%	to	-32.16%

62

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioA	Expense RatioB (lowest to highest)			Total ReturnC (lowest to highest)

ING JPMorgan Emerging Markets Equity Portfolio - Institutional Class
2012	535	$14.99	to	$15.81	$8,439	-	0.00%	to	0.80%	18.40%	to	19.32%
2011	609	$12.66	to	$13.25	$8,057	1.11%	0.00%	to	0.80%	-18.74%	to	-18.06%
2010	728	$15.58	to	$16.17	$11,758	0.67%	0.00%	to	0.80%	19.66%	to	20.58%
2009	658	$13.02	to	$13.41	$8,819	1.63%	0.00%	to	0.80%	70.64%	to	72.14%
2008	474	$7.63	to	$7.79	$3,689	2.82%	0.00%	to	0.80%	-51.52%	to	-51.19%
ING JPMorgan Small Cap Core Equity Portfolio - Institutional Class
2012	1,321	$16.85	to	$19.40	$25,448	0.39%	0.00%	to	0.80%	18.00%	to	18.95%
2011	1,439	$14.28	to	$16.31	$23,308	0.57%	0.00%	to	0.80%	-1.86%	to	-1.03%
2010	1,639	$14.55	to	$16.48	$26,850	0.43%	0.00%	to	0.80%	26.08%	to	27.06%
2009	1,811	$11.54	to	$12.97	$23,344	0.72%	0.00%	to	0.80%	26.40%	to	27.41%
2008	2,115	$9.13	to	$10.18	$21,402	0.81%	0.00%	to	0.80%	-30.20%	to	-29.65%
ING Large Cap Growth Portfolio - Institutional Class
2012	4,496	$18.43	to	$19.61	$88,000	0.57%	0.00%	to	0.80%	17.16%	to	18.13%
2011	4,989	$15.73	to	$16.60	$82,680	0.31%	0.00%	to	0.80%	1.68%	to	2.47%
2010	5,499	$15.47	to	$16.20	$88,964	0.39%	0.00%	to	0.80%	13.67%	to	14.57%
2009	6,306	$13.61	to	$14.14	$89,062	0.48%	0.00%	to	0.80%	41.62%	to	42.83%
2008	7,164	$9.61	to	$9.90	$70,858	0.53%	0.00%	to	0.80%	-27.96%	to	-27.37%
ING Large Cap Value Portfolio - Institutional Class
2012	7	$11.53	to	$11.71	$87	2.27%	0.00%	to	0.80%	13.82%	to	14.69%
2011	9	$10.13	to	$10.21	$89	(d)	0.00%	to	0.80%		(d)
2010	(d)		(d)		(d)	(d)		(d)			(d)
2009	(d)		(d)		(d)	(d)		(d)			(d)
2008	(d)		(d)		(d)	(d)		(d)			(d)
ING Limited Maturity Bond Portfolio - Service Class
2012	1,982	$11.83	to	$12.98	$25,689	0.75%	0.00%	to	0.80%	0.68%	to	1.49%
2011	2,149	$11.75	to	$12.79	$27,449	3.10%	0.00%	to	0.80%	0.34%	to	1.19%
2010	2,047	$11.71	to	$12.64	$25,833	3.58%	0.00%	to	0.80%	2.27%	to	3.10%
2009	1,947	$11.45	to	$12.26	$23,837	4.63%	0.00%	to	0.80%	6.31%	to	7.17%
2008	1,792	$10.77	to	$11.44	$20,471	6.30%	0.00%	to	0.80%	-1.01%	to	-0.26%

63

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioA	Expense RatioB (lowest to highest)		Total ReturnC (lowest to highest)

ING Liquid Assets Portfolio - Institutional Class
2012	3,348	$10.99	to	$11.87	$39,397	0.10%	0.00%	to 0.80%	-0.63%	to	0.08%
2011	3,647	$11.06	to	$11.86	$42,945	0.01%	0.00%	to 0.80%	-0.81%	to	0.08%
2010	4,672	$11.15	to	$11.85	$55,060	0.06%	0.00%	to 0.80%		-0.71%
2009	5,479	$11.23	to	$11.85	$64,632	0.31%	0.00%	to 0.80%	-0.27%	to	0.59%
2008	5,629	$11.26	to	$11.78	$66,021	2.53%	0.00%	to 0.80%	1.81%	to	2.61%
ING Marsico Growth Portfolio - Institutional Class
2012	175	$13.60	to	$19.20	$3,338	0.82%	0.00%	to 0.80%	12.03%	to	12.87%
2011	177	$12.14	to	$17.01	$2,987	0.48%	0.00%	to 0.80%	-2.18%	to	-1.39%
2010	190	$12.41	to	$17.25	$3,237	0.73%	0.00%	to 0.80%	19.10%	to	20.13%
2009	234	$10.42	to	$14.36	$3,313	1.20%	0.00%	to 0.80%	28.33%	to	29.25%
2008	259	$8.12	to	$11.11	$2,841	0.82%	0.00%	to 0.80%	-40.64%	to	-40.14%
ING MFS Total Return Portfolio - Institutional Class
2012	436	$13.33	to	$17.63	$7,634	2.68%	0.00%	to 0.80%	10.53%	to	11.37%
2011	451	$12.06	to	$15.83	$7,080	2.77%	0.00%	to 0.80%	1.01%	to	1.87%
2010	468	$11.94	to	$15.54	$7,222	0.42%	0.00%	to 0.80%	9.34%	to	10.21%
2009	506	$10.92	to	$14.10	$7,096	2.63%	0.00%	to 0.80%	17.17%	to	18.09%
2008	581	$9.32	to	$11.94	$6,902	8.82%	0.00%	to 0.80%	-22.78%	to	-22.16%
ING MFS Utilities Portfolio - Institutional Class
2012	160	$18.22	to	$19.32	$3,075	3.65%	0.00%	to 0.80%	12.61%	to	13.58%
2011	175	$16.18	to	$17.01	$2,955	3.63%	0.00%	to 0.80%	5.75%	to	6.58%
2010	196	$15.30	to	$15.96	$3,101	2.68%	0.00%	to 0.80%	13.17%	to	14.08%
2009	228	$13.52	to	$13.99	$3,174	5.26%	0.00%	to 0.80%	32.03%	to	33.11%
2008	285	$10.24	to	$10.51	$2,987	4.04%	0.00%	to 0.80%	-38.05%	to	-37.55%
ING MFS Utilities Portfolio - Service Class
2012	156		$21.73		$3,397	3.53%		-		13.30%
2011	139		$19.18		$2,666	3.63%		-		6.38%
2010	137		$18.03		$2,464	2.55%		-		13.68%
2009	152		$15.86		$2,405	5.49%		-		32.83%
2008	152		$11.94		$1,818	3.54%		-		-37.72%

64

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioA	Expense RatioB (lowest to highest)			Total ReturnC (lowest to highest)

ING PIMCO Total Return Bond Portfolio - Institutional Class
2012	2,121	$13.62	to	$14.15	$29,975	3.46%	0.00%	to	0.80%	8.10%	to	9.01%
2011	2,166	$12.60	to	$12.98	$28,100	4.04%	0.00%	to	0.80%	2.77%	to	3.67%
2010	2,167	$12.26	to	$12.52	$27,119	5.44%	0.00%	to	0.80%	7.26%	to	8.02%
2009	1,535	$11.43	to	$11.59	$17,785	4.15%	0.00%	to	0.80%	13.73%	to	14.64%
2008	348	$10.05	to	$10.11	$3,513	(a)	0.00%	to	0.80%		(a)
ING Pioneer Fund Portfolio - Institutional Class
2012	18	$12.84	to	$13.65	$248	1.49%	0.00%	to	0.80%	9.65%	to	10.44%
2011	23	$11.71	to	$12.36	$288	1.56%	0.00%	to	0.80%	-5.11%	to	-4.26%
2010	28	$12.34	to	$12.91	$354	1.18%	0.00%	to	0.80%	15.22%	to	16.10%
2009	29	$10.71	to	$11.12	$322	1.51%	0.00%	to	0.80%	23.53%	to	24.52%
2008	23	$8.67	to	$8.93	$207	3.68%	0.00%	to	0.80%	-35.06%	to	-34.53%
ING Pioneer Mid Cap Value Portfolio - Institutional Class
2012	342	$13.00	to	$13.83	$4,730	1.18%	0.00%	to	0.80%	10.36%	to	11.26%
2011	371	$11.78	to	$12.43	$4,616	1.56%	0.00%	to	0.80%	-5.61%	to	-4.82%
2010	405	$12.48	to	$13.06	$5,285	1.05%	0.00%	to	0.80%	17.29%	to	18.19%
2009	485	$10.64	to	$11.05	$5,363	1.41%	0.00%	to	0.80%	24.44%	to	25.43%
2008	554	$8.55	to	$8.81	$4,878	2.17%	0.00%	to	0.80%	-33.46%	to	-32.90%
ING Retirement Growth Portfolio - Institutional Class
2012	1,269	$11.59	to	$11.89	$15,080	2.74%	0.00%	to	0.80%	12.52%	to	13.45%
2011	1,420	$10.30	to	$10.48	$14,878	1.27%	0.00%	to	0.80%	-1.53%	to	-0.76%
2010	1,719	$10.46	to	$10.56	$18,150	0.45%	0.00%	to	0.80%	11.28%	to	12.10%
2009	1,843	$9.40	to	$9.42	$17,355	(b)	0.00%	to	0.80%		(b)
2008	(b)		(b)		(b)	(b)		(b)			(b)
ING Retirement Moderate Growth Portfolio - Institutional Class
2012	507	$11.75	to	$12.05	$6,111	3.60%	0.00%	to	0.80%	11.27%	to	12.09%
2011	564	$10.56	to	$10.75	$6,057	1.36%	0.00%	to	0.80%	-0.38%	to	0.47%
2010	656	$10.60	to	$10.70	$7,013	0.59%	0.00%	to	0.80%	10.53%	to	11.34%
2009	614	$9.59	to	$9.61	$5,900	(b)	0.00%	to	0.80%		(b)
2008	(b)		(b)		(b)	(b)		(b)			(b)

65

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioA	Expense RatioB (lowest to highest)			Total ReturnC (lowest to highest)

ING Retirement Moderate Portfolio - Institutional Class
2012	863	$12.10	to	$12.42	$10,722	3.52%	0.00%	to	0.80%	9.70%	to	10.60%
2011	848	$11.03	to	$11.23	$9,521	1.74%	0.00%	to	0.80%	1.75%	to	2.65%
2010	855	$10.84	to	$10.94	$9,357	0.54%	0.00%	to	0.80%	8.94%	to	9.73%
2009	748	$9.95	to	$9.97	$7,455	(b)	0.00%	to	0.80%		(b)
2008	(b)		(b)		(b)	(b)		(b)			(b)
ING T. Rowe Price Capital Appreciation Portfolio - Institutional Class
2012	2,173	$16.55	to	$25.60	$54,836	1.86%	0.00%	to	0.80%	13.82%	to	14.75%
2011	2,292	$14.54	to	$22.31	$50,411	2.10%	0.00%	to	0.80%	2.32%	to	3.19%
2010	2,461	$14.21	to	$21.62	$52,519	1.83%	0.00%	to	0.80%	13.41%	to	14.27%
2009	2,687	$12.53	to	$18.92	$50,266	2.03%	0.00%	to	0.80%	32.45%	to	33.62%
2008	3,084	$9.46	to	$14.16	$43,264	5.47%	0.00%	to	0.80%	-27.90%	to	-27.35%
ING T. Rowe Price Equity Income Portfolio - Institutional Class
2012	728	$13.61	to	$19.66	$14,065	2.25%	0.00%	to	0.80%	16.52%	to	17.44%
2011	797	$11.68	to	$16.74	$13,088	2.60%	0.00%	to	0.80%	-1.43%	to	-0.65%
2010	590	$11.85	to	$16.85	$9,880	1.83%	0.00%	to	0.80%	14.27%	to	15.25%
2009	621	$10.37	to	$14.62	$9,011	1.87%	0.00%	to	0.80%	24.34%	to	25.28%
2008	661	$8.34	to	$11.67	$7,661	5.22%	0.00%	to	0.80%	-36.04%	to	-35.52%
ING T. Rowe Price International Stock Portfolio - Institutional Class
2012	1,010	$14.79	to	$15.73	$15,846	0.54%	0.00%	to	0.80%	18.13%	to	19.08%
2011	1,136	$12.52	to	$13.21	$14,964	3.87%	0.00%	to	0.80%	-12.81%	to	-12.11%
2010	1,281	$14.36	to	$15.03	$19,203	1.60%	0.00%	to	0.80%	13.07%	to	13.95%
2009	1,459	$12.70	to	$13.19	$19,196	1.56%	0.00%	to	0.80%	36.85%	to	37.97%
2008	1,667	$9.28	to	$9.56	$15,907	1.24%	0.00%	to	0.80%	-49.73%	to	-49.31%
ING U.S. Stock Index Portfolio - Institutional Class
2012	3,746	$13.56	to	$15.09	$56,509	1.88%	0.00%	to	0.80%	14.92%	to	15.81%
2011	4,234	$11.80	to	$13.03	$55,160	1.93%	0.00%	to	0.80%	0.94%	to	1.80%
2010	4,634	$11.69	to	$12.80	$59,310	1.47%	0.00%	to	0.80%	13.83%	to	14.70%
2009	5,367	$10.27	to	$11.16	$59,892	0.63%	0.00%	to	0.80%	25.24%	to	26.24%
2008	6,187	$8.20	to	$8.84	$54,683	3.66%	0.00%	to	0.80%	-37.64%	to	-37.13%

66

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioA	Expense RatioB (lowest to highest)		Total ReturnC (lowest to highest)

ING American Century Small-Mid Cap Value Portfolio - Initial Class
2012	6	$16.84	to	$17.92	$110	0.87%	0.00%	to 0.80%	15.66%	to	16.59%
2011	8	$14.56	to	$15.37	$120	1.48%	0.00%	to 0.80%	-3.77%	to	-2.97%
2010	10	$15.13	to	$15.84	$151	0.74%	0.00%	to 0.80%	21.43%	to	22.41%
2009	31	$12.46	to	$12.94	$390	1.87%	0.00%	to 0.80%	34.99%	to	36.07%
2008	38	$9.23	to	$9.51	$359	1.05%	0.00%	to 0.80%	-26.98%	to	-26.39%
ING Baron Growth Portfolio - Initial Class
2012	393	$16.01	to	$17.04	$6,693	-	0.00%	to 0.80%	18.95%	to	20.00%
2011	395	$13.46	to	$14.20	$5,602	-	0.00%	to 0.80%	1.66%	to	2.45%
2010	412	$13.24	to	$13.86	$5,702	-	0.00%	to 0.80%	25.86%	to	26.81%
2009	449	$10.52	to	$10.93	$4,909	-	0.00%	to 0.80%	34.36%	to	35.44%
2008	425	$7.83	to	$8.07	$3,427	-	0.00%	to 0.80%	-41.57%	to	-41.09%
ING Columbia Small Cap Value II Portfolio - Initial Class
2012	398	$11.54	to	$12.17	$4,844	0.51%	0.00%	to 0.80%	13.69%	to	14.60%
2011	425	$10.15	to	$10.62	$4,512	0.71%	0.00%	to 0.80%	-3.24%	to	-2.48%
2010	437	$10.49	to	$10.89	$4,759	1.45%	0.00%	to 0.80%	24.44%	to	25.46%
2009	450	$8.43	to	$8.68	$3,903	1.36%	0.00%	to 0.80%	23.97%	to	25.07%
2008	517	$6.80	to	$6.94	$3,586	0.32%	0.00%	to 0.80%	-34.36%	to	-33.90%
ING Global Bond Portfolio - Service Class
2012	895	$14.82	to	$15.77	$14,098	5.45%	0.00%	to 0.80%	6.77%	to	7.65%
2011	979	$13.88	to	$14.65	$14,331	7.68%	0.00%	to 0.80%	2.66%	to	3.53%
2010	1,043	$13.52	to	$14.15	$14,747	3.14%	0.00%	to 0.80%	14.58%	to	15.51%
2009	885	$11.80	to	$12.25	$10,828	3.53%	0.00%	to 0.80%	20.41%	to	21.29%
2008	924	$9.80	to	$10.10	$9,329	6.69%	0.00%	to 0.80%	-16.38%	to	-15.69%
ING Invesco Van Kampen Comstock Portfolio - Initial Class
2012	328	$12.67	to	$16.64	$5,402	1.49%	0.00%	to 0.80%	17.86%	to	18.86%
2011	365	$10.75	to	$14.00	$5,066	1.67%	0.00%	to 0.80%	-2.54%	to	-1.82%
2010	379	$11.03	to	$14.26	$5,369	1.48%	0.00%	to 0.80%	14.42%	to	15.37%
2009	456	$9.64	to	$12.36	$5,599	2.35%	0.00%	to 0.80%	27.85%	to	28.88%
2008	546	$7.54	to	$9.59	$5,190	4.27%	0.00%	to 0.80%	-36.85%	to	-36.32%

67

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioA	Expense RatioB (lowest to highest)		Total ReturnC (lowest to highest)

ING Invesco Van Kampen Equity and Income Portfolio - Initial Class
2012	94	$14.21	to	$17.06	$1,571	2.30%	0.00%	to 0.80%	11.89%	to	12.83%
2011	106	$12.70	to	$15.12	$1,556	2.16%	0.00%	to 0.80%	-1.85%	to	-1.11%
2010	118	$12.94	to	$15.29	$1,780	1.83%	0.00%	to 0.80%	11.46%	to	12.34%
2009	127	$11.61	to	$13.61	$1,715	1.83%	0.00%	to 0.80%	21.70%	to	22.61%
2008	152	$9.54	to	$11.10	$1,665	5.59%	0.00%	to 0.80%	-23.98%	to	-23.34%
ING JPMorgan Mid Cap Value Portfolio - Initial Class
2012	426	$15.95	to	$25.21	$10,671	0.93%	0.00%	to 0.80%	19.30%	to	20.33%
2011	464	$13.37	to	$20.95	$9,660	1.14%	0.00%	to 0.80%	1.29%	to	2.05%
2010	430	$13.20	to	$20.53	$8,758	0.99%	0.00%	to 0.80%	22.34%	to	23.30%
2009	434	$10.79	to	$16.65	$7,161	1.40%	0.00%	to 0.80%	24.88%	to	25.95%
2008	493	$8.64	to	$13.22	$6,437	2.65%	0.00%	to 0.80%	-33.44%	to	-32.89%
ING Oppenheimer Global Portfolio - Initial Class
2012	2,426	$15.45	to	$16.44	$39,754	1.28%	0.00%	to 0.80%	20.70%	to	21.69%
2011	2,692	$12.80	to	$13.51	$36,258	1.52%	0.00%	to 0.80%	-8.83%	to	-8.10%
2010	2,931	$14.04	to	$14.70	$42,974	1.55%	0.00%	to 0.80%	15.08%	to	16.02%
2009	3,346	$12.20	to	$12.67	$42,302	2.37%	0.00%	to 0.80%	38.48%	to	39.54%
2008	3,846	$8.81	to	$9.08	$34,855	2.47%	0.00%	to 0.80%	-40.79%	to	-40.30%
ING PIMCO Total Return Portfolio - Initial Class
2012	218	$14.92	to	$16.88	$3,641	3.18%	0.00%	to 0.80%	7.34%	to	8.21%
2011	248	$13.90	to	$15.60	$3,842	2.88%	0.00%	to 0.80%	2.66%	to	3.52%
2010	369	$13.54	to	$15.07	$5,532	3.40%	0.00%	to 0.80%	6.95%	to	7.80%
2009	454	$12.66	to	$13.98	$6,305	3.04%	0.00%	to 0.80%	12.04%	to	12.92%
2008	637	$11.30	to	$12.38	$7,845	5.51%	0.00%	to 0.80%	-0.70%	to	0.08%
ING Pioneer High Yield Portfolio - Initial Class
2012	1,148	$15.76	to	$16.37	$18,684	5.94%	0.00%	to 0.80%	15.29%	to	16.26%
2011	1,135	$13.67	to	$14.08	$15,900	5.74%	0.00%	to 0.80%	-1.51%	to	-0.71%
2010	1,347	$13.88	to	$14.18	$19,029	6.15%	0.00%	to 0.80%	18.03%	to	18.96%
2009	1,570	$11.76	to	$11.92	$18,668	7.77%	0.00%	to 0.80%	65.87%	to	67.18%
2008	1,725	$7.09	to	$7.13	$12,283	(a)	0.00%	to 0.80%		(a)

68

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioA	Expense RatioB (lowest to highest)			Total ReturnC (lowest to highest)

ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class
2012	2,630	$16.42	to	$17.47	$45,784	0.51%	0.00%	to	0.80%	15.23%	to	16.16%
2011	2,947	$14.25	to	$15.04	$44,169	0.34%	0.00%	to	0.80%	-4.49%	to	-3.71%
2010	3,289	$14.92	to	$15.62	$51,227	0.27%	0.00%	to	0.80%	27.52%	to	28.45%
2009	3,766	$11.70	to	$12.16	$45,685	0.42%	0.00%	to	0.80%	45.16%	to	46.51%
2008	4,358	$8.06	to	$8.30	$36,101	0.47%	0.00%	to	0.80%	-43.60%	to	-43.15%
ING Templeton Foreign Equity Portfolio - Initial Class
2012	635	$11.18	to	$11.24	$7,137	(e)	0.00%	to	0.80%		(e)
2011	(e)		(e)		(e)	(e)		(e)			(e)
2010	(e)		(e)		(e)	(e)		(e)			(e)
2009	(e)		(e)		(e)	(e)		(e)			(e)
2008	(e)		(e)		(e)	(e)		(e)			(e)
ING UBS U.S. Large Cap Equity Portfolio - Initial Class
2012	293	$12.30	to	$13.09	$3,826	0.98%	0.00%	to	0.80%	12.53%	to	13.43%
2011	326	$10.93	to	$11.54	$3,752	1.14%	0.00%	to	0.80%	-3.36%	to	-2.53%
2010	351	$11.31	to	$11.84	$4,148	0.88%	0.00%	to	0.80%	12.54%	to	13.41%
2009	410	$10.05	to	$10.44	$4,276	1.39%	0.00%	to	0.80%	30.69%	to	31.82%
2008	481	$7.69	to	$7.92	$3,802	2.47%	0.00%	to	0.80%	-40.20%	to	-39.77%
ING Strategic Allocation Conservative Portfolio - Class I
2012	1		$14.30		$10	-		-			12.33%
2011	1	$11.70	to	$12.73	$16	5.88%	0.00%	to	0.80%	0.95%	to	1.76%
2010	1	$11.59	to	$12.51	$18	4.88%	0.00%	to	0.80%	10.17%	to	11.10%
2009	2	$10.52	to	$11.26	$23	10.53%	0.00%	to	0.80%	16.89%	to	17.91%
2008	4	$9.00	to	$9.55	$34	4.08%	0.00%	to	0.80%	-24.18%	to	-23.60%
ING Strategic Allocation Growth Portfolio - Class I
2012	32	$12.51	to	$14.04	$451	1.61%	0.00%	to	0.80%	14.04%	to	14.99%
2011	35	$10.97	to	$12.21	$420	2.67%	0.00%	to	0.80%	-3.69%	to	-2.86%
2010	39	$11.39	to	$12.57	$480	3.20%	0.00%	to	0.80%	12.11%	to	13.04%
2009	58	$10.16	to	$11.12	$644	9.89%	0.00%	to	0.80%	24.36%	to	25.23%
2008	65	$8.17	to	$8.88	$569	2.22%	0.00%	to	0.80%	-36.62%	to	-36.07%

69

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioA	Expense RatioB (lowest to highest)		Total ReturnC (lowest to highest)

ING Strategic Allocation Moderate Portfolio - Class I
2012	13	$12.77	to	$14.17	$186	2.18%	0.00%	to 0.80%	12.71%	to	13.63%
2011	15	$11.33	to	$12.47	$181	3.17%	0.00%	to 0.80%	-1.39%	to	-0.56%
2010	16	$11.49	to	$12.54	$198	5.44%	0.00%	to 0.80%	11.12%	to	11.96%
2009	38	$10.34	to	$11.20	$427	8.57%	0.00%	to 0.80%	20.79%	to	21.87%
2008	50	$8.56	to	$9.19	$460	3.28%	0.00%	to 0.80%	-31.02%	to	-30.48%
ING Growth and Income Portfolio - Class I
2012	305	$10.25	to	$10.68	$3,256	1.99%	0.00%	to 0.80%	14.78%	to	15.71%
2011	289	$8.93	to	$9.23	$2,667	1.19%	0.00%	to 0.80%	-1.00%	to	-0.22%
2010	348	$9.02	to	$9.25	$3,216	1.11%	0.00%	to 0.80%	13.17%	to	14.06%
2009	337	$7.97	to	$8.11	$2,730	1.93%	0.00%	to 0.80%	29.17%	to	30.39%
2008	162	$6.17	to	$6.22	$1,008	1.41%	0.00%	to 0.80%	-38.11%	to	-37.68%
ING Index Plus LargeCap Portfolio - Class I
2012	162	$12.65	to	$14.70	$2,368	1.39%	0.00%	to 0.80%	13.55%	to	14.40%
2011	187	$11.14	to	$12.85	$2,387	1.91%	0.00%	to 0.80%	-0.89%	to	-0.08%
2010	183	$11.24	to	$12.86	$2,336	2.00%	0.00%	to 0.80%	13.08%	to	14.01%
2009	219	$9.94	to	$11.28	$2,460	3.37%	0.00%	to 0.80%	22.26%	to	23.14%
2008	238	$8.13	to	$9.16	$2,168	2.44%	0.00%	to 0.80%	-37.75%	to	-37.22%
ING Index Plus MidCap Portfolio - Class I
2012	553	$14.83	to	$18.88	$10,392	0.92%	0.00%	to 0.80%	16.77%	to	17.71%
2011	629	$12.70	to	$16.04	$10,047	0.92%	0.00%	to 0.80%	-1.93%	to	-1.17%
2010	684	$12.95	to	$16.23	$11,059	1.11%	0.00%	to 0.80%	20.92%	to	21.94%
2009	814	$10.71	to	$13.31	$10,801	1.66%	0.00%	to 0.80%	30.61%	to	31.65%
2008	915	$8.20	to	$10.11	$9,216	1.46%	0.00%	to 0.80%	-38.02%	to	-37.55%
ING Index Plus SmallCap Portfolio - Class I
2012	414	$13.25	to	$17.12	$7,052	0.54%	0.00%	to 0.80%	11.53%	to	12.41%
2011	489	$11.88	to	$15.23	$7,411	0.96%	0.00%	to 0.80%	-1.57%	to	-0.78%
2010	540	$12.07	to	$15.35	$8,242	0.71%	0.00%	to 0.80%	21.92%	to	22.90%
2009	662	$9.90	to	$12.49	$8,196	1.73%	0.00%	to 0.80%	23.75%	to	24.78%
2008	736	$8.00	to	$10.01	$7,310	0.97%	0.00%	to 0.80%	-34.10%	to	-33.53%

70

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioA	Expense RatioB (lowest to highest)			Total ReturnC (lowest to highest)

ING International Index Portfolio - Class S
2012	300	$14.64	to	$15.08	$4,492	2.57%	0.00%	to	0.80%	17.50%	to	18.46%
2011	347	$12.46	to	$12.73	$4,392	2.50%	0.00%	to	0.80%	-13.11%	to	-12.39%
2010	393	$14.34	to	$14.53	$5,682	3.43%	0.00%	to	0.80%	6.78%	to	7.63%
2009	469	$13.43	to	$13.50	$6,321	(b)	0.00%	to	0.80%		(b)
2008	(b)		(b)		(b)	(b)		(b)			(b)
ING Russell™ Large Cap Growth Index Portfolio - Class I
2012	5,121	$16.78	to	$17.28	$87,945	1.22%	0.00%	to	0.80%	13.61%	to	14.51%
2011	5,682	$14.77	to	$15.09	$85,352	1.26%	0.00%	to	0.80%	3.36%	to	4.21%
2010	6,261	$14.29	to	$14.48	$90,408	0.65%	0.00%	to	0.80%	11.90%	to	12.77%
2009	7,095	$12.77	to	$12.84	$90,993	(b)	0.00%	to	0.80%		(b)
2008	(b)		(b)		(b)	(b)		(b)			(b)
ING Russell™ Large Cap Index Portfolio - Class I
2012	69	$16.62	to	$17.12	$1,187	2.23%	0.00%	to	0.80%	14.62%	to	15.60%
2011	83	$14.50	to	$14.81	$1,235	1.59%	0.00%	to	0.80%	1.75%	to	2.56%
2010	89	$14.25	to	$14.44	$1,287	3.53%	0.00%	to	0.80%	11.33%	to	12.20%
2009	107	$12.80	to	$12.87	$1,377	(b)	0.00%	to	0.80%		(b)
2008	(b)		(b)		(b)	(b)		(b)			(b)
ING Russell™ Large Cap Value Index Portfolio - Class I
2012	1,430	$16.03	to	$16.51	$23,576	1.92%	0.00%	to	0.80%	15.24%	to	16.19%
2011	1,575	$13.91	to	$14.21	$22,364	1.69%	0.00%	to	0.80%	0.07%	to	0.85%
2010	1,714	$13.90	to	$14.09	$24,141	1.51%	0.00%	to	0.80%	10.49%	to	11.38%
2009	1,935	$12.58	to	$12.65	$24,467	(b)	0.00%	to	0.80%		(b)
2008	(b)		(b)		(b)	(b)		(b)			(b)
ING Russell™ Mid Cap Growth Index Portfolio - Class I
2012	72	$18.27	to	$18.81	$1,357	0.77%	0.00%	to	0.80%	14.83%	to	15.75%
2011	77	$15.91	to	$16.25	$1,255	0.83%	0.00%	to	0.80%	-2.75%	to	-2.05%
2010	84	$16.36	to	$16.59	$1,386	0.31%	0.00%	to	0.80%	25.17%	to	26.26%
2009	94	$13.07	to	$13.14	$1,235	(b)	0.00%	to	0.80%		(b)
2008	(b)		(b)		(b)	(b)		(b)			(b)

71

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioA	Expense RatioB (lowest to highest)			Total ReturnC (lowest to highest)

ING Russell™ Small Cap Index Portfolio - Class I
2012	54	$12.08	to	$12.54	$674	0.89%	0.00%	to	0.80%	15.16%	to	16.00%
2011	42	$10.49	to	$10.81	$451	1.00%	0.00%	to	0.80%	-4.72%	to	-3.91%
2010	67	$11.01	to	$11.25	$751	0.57%	0.00%	to	0.80%	25.40%	to	26.40%
2009	33	$8.78	to	$8.90	$296	-	0.00%	to	0.80%	25.61%	to	26.60%
2008	29	$6.99	to	$7.03	$202	(a)	0.00%	to	0.80%		(a)
ING Small Company Portfolio - Class I
2012	537	$11.74	to	$12.00	$6,444	0.42%	0.00%	to	0.80%	13.65%	to	14.61%
2011	600	$10.33	to	$10.47	$6,284	0.41%	0.00%	to	0.80%	-3.28%	to	-2.51%
2010	646	$10.68	to	$10.74	$6,939	(c)	0.00%	to	0.80%		(c)
2009	(c)		(c)		(c)	(c)		(c)			(c)
2008	(c)		(c)		(c)	(c)		(c)			(c)
ING U.S. Bond Index Portfolio - Class I
2012	285	$12.48	to	$12.96	$3,688	2.34%	0.00%	to	0.80%	2.97%	to	3.85%
2011	329	$12.12	to	$12.48	$4,095	1.92%	0.00%	to	0.80%	6.32%	to	7.22%
2010	291	$11.40	to	$11.64	$3,391	2.80%	0.00%	to	0.80%	5.36%	to	6.11%
2009	212	$10.82	to	$10.97	$2,328	2.60%	0.00%	to	0.80%	5.05%	to	5.89%
2008	50	$10.30	to	$10.36	$515	(a)	0.00%	to	0.80%		(a)
ING International Value Portfolio - Class I
2012	230	$22.48	to	$25.44	$5,825	2.58%	0.00%	to	0.80%	18.25%	to	19.21%
2011	280	$19.01	to	$21.34	$5,937	2.54%	0.00%	to	0.80%	-15.62%	to	-14.95%
2010	353	$22.53	to	$25.09	$8,807	1.92%	0.00%	to	0.80%	1.67%	to	2.49%
2009	466	$22.16	to	$24.48	$11,338	1.60%	0.00%	to	0.80%	26.12%	to	27.17%
2008	625	$17.57	to	$19.25	$11,966	2.68%	0.00%	to	0.80%	-43.19%	to	-42.76%
ING MidCap Opportunities Portfolio - Class I
2012	650	$13.43	to	$24.25	$8,842	0.53%	0.00%	to	0.80%	13.26%	to	14.20%
2011	771	$11.76	to	$21.41	$9,195	-	0.00%	to	0.80%	-1.29%	to	-0.51%
2010	912	$11.82	to	$21.69	$10,953	0.68%	0.00%	to	0.80%	29.26%	to	30.32%
2009	1,134	$9.07	to	$16.78	$10,453	0.22%	0.00%	to	0.80%	40.30%	to	41.50%
2008	1,461	$6.41	to	$11.96	$9,524	-	0.00%	to	0.80%	-38.10%	to	-37.65%

72

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

	Units (000's)	Unit Fair Value (lowest to highest)			Net Assets (000's)	Investment Income RatioA	Expense RatioB (lowest to highest)		Total ReturnC (lowest to highest)

ING SmallCap Opportunities Portfolio - Class I
2012	374	$28.64	to	$49.89	$18,155	-	0.00%	to 0.80%	14.29%	to	15.17%
2011	412	$25.06	to	$43.32	$17,334	-	0.00%	to 0.80%	0.04%	to	0.86%
2010	459	$25.05	to	$42.95	$19,160	-	0.00%	to 0.80%	31.29%	to	32.32%
2009	487	$19.08	to	$32.46	$15,359	-	0.00%	to 0.80%	29.97%	to	31.05%
2008	545	$14.68	to	$24.77	$13,132	-	0.00%	to 0.80%	-35.02%	to	-34.47%
Neuberger Berman AMT Socially Responsive Portfolio® - Class I
2012	143	$13.83	to	$18.21	$2,605	0.22%	0.00%	to 0.80%	10.02%	to	10.97%
2011	176	$12.57	to	$16.41	$2,890	0.36%	0.00%	to 0.80%	-3.83%	to	-3.07%
2010	188	$13.07	to	$16.93	$3,176	0.04%	0.00%	to 0.80%	21.92%	to	22.86%
2009	171	$10.72	to	$13.78	$2,350	1.96%	0.00%	to 0.80%	30.26%	to	31.49%
2008	194	$8.23	to	$10.48	$2,034	2.95%	0.00%	to 0.80%	-39.88%	to	-39.46%

(a)	As investment Division had no investments until 2008, this data is not meaningful and is therefore not presented.
(b)	As investment Division had no investments until 2009, this data is not meaningful and is therefore not presented.
(c)	As investment Division had no investments until 2010, this data is not meaningful and is therefore not presented.
(d)	As investment Division had no investments until 2011, this data is not meaningful and is therefore not presented.
(e)	As investment Division had no investments until 2012, this data is not meaningful and is therefore not presented.
A

The Investment Income Ratio represents dividends received by the Division, excluding capital gains distributions, divided by the average net assets. The recognition of investment income is determined by the timing of the declaration of dividends by the underlying fund in which the Division invests.

B

The Expense Ratio considers only the expenses borne directly by the Account, excluding expenses charged through the redemption of units, and is equal to the mortality and expense, administrative, and other charges, as defined in the Charges and Fees note. Certain items in this table are presented as a range of minimum and maximum values; however, such information is calculated independently for each column in the table.

C

Total Return is calculated as the change in unit value for each Policy presented in the Statements of Assets and Liabilities. Certain items in this table are presented as a range of minimum and maximum values; however, such information is calculated independently for each column in the table.

73

FINANCIAL STATEMENTS — STATUTORY BASIS
ReliaStar Life Insurance Company
For the years ended December 31, 2012, 2011 and 2010
with Report of Independent Registered Public
Accounting Firm

Ernst & Young LLP

RELIASTAR LIFE INSURANCE COMPANY
Financial Statements – Statutory Basis
December 31, 2012

Contents

Report of Independent Registered Public Accounting Firm	1

Audited Financial Statements – Statutory Basis

Balance Sheets – Statutory Basis – as of December 31, 2012 and 2011	3
Statements of Operations – Statutory Basis – for the years ended December 31, 2012,
2011 and 2010	5
Statements of Changes in Capital and Surplus – Statutory Basis – for the years ended
December 31, 2012, 2011 and 2010	6
Statements of Cash Flows – Statutory Basis – for the years ended December 31, 2012,
2011 and 2010	7
Notes to Financial Statements – Statutory Basis	8

Ernst & Young LLP
Suite 1000
55 Ivan Allen Jr. Boulevard
Atlanta, GA 30308
Tel: +1 404 874 8300
Fax: +1 404 817 5589
www.ey.com

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder
ReliaStar Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of ReliaStar Life Insurance Company, as of December 31, 2012 and 2011, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Minnesota Department of Commerce, Division of Insurance (“Minnesota Division of Insurance”), which practices differ from U.S generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 1. The effects on the accompanying financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of ReliaStar Life Insurance Company at December 31, 2012 and 2011, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2012.

A member firm of Ernst & Young Global Limited

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of ReliaStar Life Insurance Company at December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with accounting practices prescribed or permitted by the Minnesota Division of Insurance.

April 2, 2013

A member firm of Ernst & Young Global Limited

RELIASTAR LIFE INSURANCE COMPANY
Balance Sheets – Statutory Basis

	December 31
	2012	2011
	(In Thousands)
Admitted Assets
Cash and invested assets:
Bonds	$13,972,734	$13,212,273
Bonds - securities loaned and pledged	239,011	150,824
Preferred stocks	33,148	31,448
Common stocks	18,543	31,114
Subsidiaries	375,396	281,525
Mortgage loans	1,968,589	1,951,346
Real estate:
Properties occupied by the company	-	8,557
Properties held for the production of income	5,162	5,000
Contract loans	677,563	644,563
Derivatives	143,768	135,443
Other invested assets	439,540	876,667
Securities lending collateral	174,376	86,974
Cash and short term investments	887,590	674,075
Total cash and invested assets	18,935,420	18,089,809
Deferred and uncollected premiums, less loading (2012-$3,697; 2011-$110,593)	(154,294)	(10,767)
Accrued investment income	191,666	241,060
Reinsurance balances recoverable	258,701	252,833
Federal income tax recoverable (including $28,145 and $18,781 on realized capital
losses at December 31, 2012 and 2011, respectively)	55,812	15,577
Indebtedness from related parties	37,202	36,516
Net deferred tax asset	211,642	245,402
Other assets	20,456	22,075
Separate account assets	1,963,501	1,887,112
Total admitted assets	$21,520,106	$20,779,617

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY Balance Sheets – Statutory Basis

	December 31
	2012	2011
	(In Thousands, except share amounts)

Liabilities and Capital and Surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$13,173,022	$13,612,842
Accident and health reserves	197,142	225,281
Deposit type contracts	718,837	773,723
Policyholders’ funds	3,000	2,314
Dividends payable	9,875	10,896
Policy and contract claims	112,529	117,543
Total policy and contract liabilities	14,214,405	14,742,599

Interest maintenance reserve	74,184	-
Accounts payable and accrued expenses	123,849	128,741
Reinsurance balances	2,270,581	1,415,245
Indebtedness to related parties	36,489	41,769
Contingency reserve	8,959	8,485
Asset valuation reserve	107,224	119,780
Net transfers from separate accounts	(42,233)	(55,155)
Derivatives	161,359	167,253
Payable for securities lending	174,376	86,974
Other liabilities	148,794	132,494
Separate account liabilities	1,963,501	1,887,112
Total liabilities	19,241,488	18,675,297

Capital and surplus:
Common stock: authorized 25,000,000 shares of $1.25 par value;
2,000,000 shares issued and outstanding	2,500	2,500
Preferred capital stock	100	100
Special surplus funds	6,935	91,859
Surplus note	100,000	100,000
Paid-in and contributed surplus	2,059,125	2,059,125
Unassigned surplus (deficit)	110,058	(149,164)
Preferred capital stock, held in treasury	(100)	(100)
Total capital and surplus	2,278,618	2,104,320
Total liabilities and capital and surplus	$21,520,106	$20,779,617

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
Statements of Operations – Statutory Basis

	Year ended December 31
	2012	2011	2010
	(In Thousands)
Premiums and other revenues:
Life, annuity, and accident and health premiums	$858,814	$886,084	$287,256
Considerations for supplementary contracts with life contingencies	6,980	6,378	3,833
Net investment income	902,190	892,970	924,054
Amortization of interest maintenance reserve	(5,014)	(51,592)	(39,657)
Commissions, expense allowances and reserve adjustments
on reinsurance ceded	(86,000)	690,682	785,727
Other revenue	103,632	108,725	116,058
Total premiums and other revenues	1,780,602	2,533,247	2,077,271
Benefits paid or provided:
Death benefits	153,246	161,471	97,263
Annuity benefits	89,305	94,126	98,293
Surrender benefits and withdrawals	935,056	1,215,804	1,068,397
Interest on policy or contract funds	21,906	6,721	24,039
Accident and health benefits	34,461	11,801	(3,621)
Other benefits	11,693	8,515	7,310
(Decrease) increase in life, annuity and accident and health reserves	(469,251)	315,458	(277,744)
Net transfers from separate accounts	(93,541)	(241,720)	(149,745)
Total benefits paid or provided	682,875	1,572,176	864,192
Insurance expenses and other deductions:
Commissions	345,300	403,223	374,148
General expenses	391,576	381,165	385,903
Insurance taxes, licenses and fees	61,482	60,711	59,114
Other deductions	439,577	169,538	497,551
Total insurance expenses and other deductions	1,237,935	1,014,637	1,316,716
Loss from operations before policyholder dividends, federal income
taxes and net realized capital losses	(140,208)	(53,566)	(103,637)

Dividends to policyholders	12,661	13,906	14,468
Loss from operations before federal income taxes
and net realized capital losses	(152,869)	(67,472)	(118,105)

Federal income tax (benefit) expense	(49,420)	(2,375)	30,073
Loss from operations before net realized capital losses	(103,449)	(65,097)	(148,178)
Net realized capital losses	(51,832)	(17,921)	(86,049)
Net loss	$(155,281)	$(83,018)	$(234,227)

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
Statements of Changes in Capital and Surplus – Statutory Basis

	Year ended December 31
	2012	2011	2010
	(In Thousands)
Common stock:
Balance at beginning and end of year	$2,500	$2,500	$2,500

Preferred stock:
Balance at beginning and end of year	100	100	100

Special surplus funds:
Balance at beginning of year	91,859	102,365	94,219
Reclass of gain on sale/leaseback of home property from unassigned surplus	(694)	(694)	(694)
Change in admitted deferred tax asset per SSAP 10R	(84,230)	(9,812)	8,840
Balance at end of year	6,935	91,859	102,365

Surplus note:
Balance at beginning and end of year	100,000	100,000	100,000

Paid-in and contributed surplus:
Balance at beginning of year	2,059,125	2,007,125	1,957,125
Capital contributions	-	52,000	50,000
Balance at end of year	2,059,125	2,059,125	2,007,125

Unassigned surplus (deficit):
Balance at beginning of year	(149,164)	(133,843)	36,466
Net loss	(155,281)	(83,018)	(234,227)
Change in net unrealized capital gains (losses)	298,451	(67,014)	(74,983)
Change in nonadmitted assets	226,943	61,099	16,675
Change in liability for reinsurance in unauthorized companies	1,166	4,396	(2,153)
Change in reserve due to change in valuation basis	(1,293)	-	4,688
Change in asset valuation reserve	12,556	(64,972)	(35,794)
Cumulative effect of change in accounting principle	-	(1,126)	-
Change in net deferred income tax	(59,213)	(13,236)	8,039
Deferred gain on reinsurance of existing business	272,481	185,047	492,701
Amortization of gain on reinsurance	(205,474)	(38,042)	(124,145)
Reclass of gain on sale/leaseback of home property to special surplus	694	694	694
Dividends to stockholder	(130,000)	-	(221,000)
Additional minimum pension liability	(1,808)	851	(804)
Balance at end of year	110,058	(149,164)	(133,843)

Preferred capital stock held in treasury balance at beginning and end of year	(100)	(100)	(100)
Total capital and surplus	$2,278,618	$2,104,320	$2,078,147

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
Statements of Cash Flows – Statutory Basis

	Year ended December 31
	2012	2011	2010
	(In Thousands)
Operations
Premiums, policy proceeds, and other considerations received,
net of reinsurance paid	$890,158	$1,135,572	$9,845
Net investment income received	1,039,245	1,005,116	1,002,597
Commissions and expenses paid	(788,344)	(925,590)	(826,696)
Benefits paid	(1,256,341)	(1,450,958)	(1,283,769)
Net transfers from separate accounts	93,822	231,548	151,417
Dividends paid to policyholders	(13,685)	(14,145)	(14,579)
Federal income taxes (paid) recovered	(30,883)	86,049	(126,726)
Miscellaneous income	506,606	308,277	1,245,852
Net cash provided by operations	440,578	375,869	157,941

Investment Activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	3,246,659	2,166,989	4,065,925
Stocks	13,054	7,503	16,065
Mortgage loans	516,354	325,989	417,056
Real estate	14,374	-	3,142
Other invested assets	602,187	186,909	165,592
Net gain (loss) on cash and short term investments	100	(182)	-
Miscellaneous proceeds	43,751	69,934	27,460
Total investment proceeds	4,436,479	2,757,142	4,695,240

Cost of investments acquired:
Bonds	3,988,153	3,183,089	4,717,801
Stocks	1,721	8,213	22,225
Mortgage loans	533,655	312,909	161,279
Real estate	57	-	-
Other invested assets	60,850	90,965	292,122
Miscellaneous applications	30,885	74,499	96,313
Total cost of investments acquired	4,615,321	3,669,675	5,289,740

Net (increase) decrease in contract loans	(33,111)	18,740	18,950
Net cash used in investment activities	(211,953)	(893,793)	(575,550)

Financing and Miscellaneous Activities
Other cash provided (applied):
Capital and surplus paid-in	-	102,000	-
Net (withdrawals) deposits on deposit type contracts	(54,886)	58,542	59,242
Dividends paid to stockholder	(130,000)	-	(221,000)
Funds received (paid) from reinsurance	108,883	369,105	(114,030)
Other cash provided (used)	60,893	57,921	(33,236)
Net cash (used in) provided by financing and miscellaneous activities	(15,110)	587,568	(309,024)
Net increase (decrease) in cash and short term investments	213,515	69,644	(726,633)
Cash and short term investments:
Beginning of year	674,075	604,431	1,331,064
End of year	$887,590	$674,075	$604,431

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

1.	Organization and Significant Accounting Policies

ReliaStar Life Insurance Company (the “Company”) is domiciled in Minnesota and is a wholly owned subsidiary of Lion Connecticut Holdings Inc. (“Lion”), a Connecticut domiciled non-insurance holding company. Lion, in turn, is a wholly owned subsidiary of ING U.S., Inc. (“ING US”) (“Parent”), a Delaware domiciled non-insurance holding company. ING US name was changed from ING America Insurance Holdings, Inc. on June 14, 2012. The Company’s ultimate parent is ING Groep, N.V. (“ING”), a global financial services company based in the Netherlands.

ING has announced the anticipated separation of its global banking and insurance business. While all options for affecting the separation of ING US and its subsidiaries, including the Company from ING remain open, ING has announced that the base case for this separation includes an initial public offering (“IPO”) of ING US, which together with its subsidiaries, constitutes ING’s U.S.-based retirement, investment management, and insurance operations. ING US filed a registration statement on Form S-1 with the U.S. Securities and Exchange Commission (“SEC”) on November 9, 2012, which was amended on January 23, 2013 and March 19, 2013, in connection with the proposed IPO of its common stock.

Description of Business

The Company is principally engaged in the business of providing individual life insurance and annuities, employee benefit products and services, retirement plans, and life and health reinsurance. The Company is presently licensed in all states (approved for reinsurance only in New York), the District of Columbia, Guam, and Puerto Rico.

Use of Estimates

The preparation of the financial statements of the Company requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Recently Adopted Accounting Principles and Actuarial Guidelines

Effective January 1, 2012, the Company adopted Statement of Statutory Accounting Principles (“SSAP”) No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP No. 101”). SSAP No.101 changes statutory accounting for income taxes in two key areas (1) tax contingencies and (2) the admissibility of deferred tax assets.

Under SSAP No. 101, federal and foreign income tax contingencies are now determined under a modified version of SSAP No. 5R – Revised, Liabilities, Contingencies and

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

Impairments of Assets (“SSAP No. 5R”). Under this standard, the recognition of tax loss contingencies uses a more likely than not model.

SSAP No. 101 also provides for a three-step calculation to determine the admitted portion of adjusted gross deferred tax assets. In the first part of the admissibility test, all filers will be allowed to use a reversal period that corresponds to the tax loss carryback provisions of the Internal Revenue Code (not to exceed three years). In the second part of the admissibility test, the reversal period and surplus limitation parameters (one year and 10 percent or three years and 15 percent) are determined based upon risk-based capital (“RBC”) levels. Companies not meeting the minimum threshold are prohibited from admitting anything in this part of the admissibility test. For purposes of determining test parameters, calculations of RBC or surplus thresholds will use current reporting period information. In Step 3 of the admissibility calculation, SSAP No. 101 allows the admittance of adjusted gross deferred tax assets (after application of Steps 1 and 2) to the extent that offsetting by deferred tax liabilities of the same tax character (i.e. ordinary versus capital) would be permitted in the tax return under current tax laws. Additionally, an entity would have to consider the reversal patterns of temporary differences. Whether or not scheduling of reversing deferred tax assets and liabilities is necessary is a matter of judgment based on the specific facts and circumstances. The third part of the admissibility calculation under SSAP No. 101 is consistent with SSAP No. 10R, Income Taxes – A Temporary Replacement of SSAP No. 10 (“SSAP No. 10R”), except the consideration of reversal patterns of temporary difference was not explicitly stated.

There was no effect on the Company’s Balance Sheet or Statement of Operations as a result of adopting this standard.

Effective December 31, 2011, the Company adopted SSAP No. 5R. This statement defines and establishes accounting for liabilities, contingencies and impairments of assets, particularly contingencies related to or on behalf of direct or indirect wholly owned insurance and non-insurance subsidiaries. At inception, the Company is required to record a liability equal to the fair value of the guarantee. If the Company subsequently determines that it is probable that payment will be required under the guarantee, the liability recorded will be an amount equal to the greater of the fair value of the guarantee or the undiscounted future payments required under the guarantee. The Company recognized a non-contingent liability of $1.3 as a result of the adoption of this statement. Capital and surplus were increased by $0.9 and there was a $0.2 impact to net income as a result of the adoption of this statement. See Note 14 for additional disclosures required by this statement.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

Effective December 31, 2011, the Company adopted the modifications made to SSAP No. 22, Leases (“SSAP No. 22”), as they relate to modification and early termination of leases. Under the provisions of the statement, early termination or non-use of leased property benefits, are recognized at fair value as follows:

a.	Liabilities for costs to terminate a contract before the end of its term are recognized when the Company terminated in accordance with the contract terms.
b.

Liabilities for costs that will continue to be incurred under a contract for its remaining term without economic benefit are recognized as of the date the Company no longer has the right to use the leased property. The fair value of the liability on that date will be determined based on the remaining lease rentals, adjusted for the effects of any prepaid or deferred items recognized under the lease, and reduced by estimated sublease rentals that could be reasonably obtained for the property, even if there is no intent to enter into a sublease.

The Company did not recognize a liability as a result of the adoption of this statement. There was no impact to net income.

Effective January 1, 2011, the Company adopted SSAP No. 35R, Guaranty Fund and Other Assessments (“SSAP No. 35R”). This statement establishes statutory accounting principles for guaranty fund and other assessments.

Guaranty fund and other assessments will be expensed and a liability accrued by the Company when the following conditions are met:

a.	An assessment has been imposed or information available prior to issuance of the statutory financial statement indicates that it is probable that an assessment will be imposed.
b.	The event obligating an entity to pay an imposed or probable assessment has occurred on or before the date of the financial statements.
c.	The amount of the assessment can be reasonably estimated.

In addition, if it is probable that a paid or accrued assessment will result in an amount that is recoverable from premium tax offsets or policy surcharges, the Company will recognize an asset or liability for that recovery in an amount that is determined based on current laws, projections of future premium collections or policy surcharges from in-force policies. Any recognized asset from premium tax credits or policy surcharges will be reevaluated regularly to ensure recoverability. Upon expiration, tax credits no longer meeting the definition of an asset will be charged to income in the period the determination is made.

The Company has re-evaluated both the liability and asset under the new guidelines established by SSAP No. 35R due to various assessments related to insolvencies. As a result of adopting this change in accounting principle, the effects on the Company’s 2011 financial statements were an increase in liabilities of $0.7 and a decrease in capital and surplus of $0.2. See Note 16 for additional disclosures required by this standard.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

Effective December 31, 2010, the Company adopted SSAP No. 100, Fair Value Measurements (“SSAP No. 100”). This statement defines fair value, establishes a framework for measuring fair value, and establishes the following disclosure requirements about fair value:

§	Fair value measurements at the reporting date and the source of the fair value measurement;
§	The level within the fair value hierarchy in which the fair value measurements fall;
§	Significant transfers in and out of Level 3;
§	Purchases, sales, issuances, and settlement in the Level 3 fair value measurements reconciliation;
§	Fair value measurement disclosures for each class of assets and liabilities (i.e. disaggregated);
§	Valuation techniques and inputs used for Level 1, Level 2 and Level 3 fair value measurements.

As this statement only pertains to additional disclosures, the adoption had no impact on the Company’s Balance Sheet or Statement of Operations.

Effective December 31, 2010, the Company adopted SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

(“SSAP No. 91R”). The statement initially established statutory accounting principles for transfers and servicing of financial assets. Amendments to the statement were made in 2010 to clarify that the adequacy of collateralization should be measured based on the fair value of the collateral obtained. Under the revised standard, securities pledged as collateral that may be sold or repledged by the transferor or its agent are reclassified on the Company’s balance sheet separately from assets not so encumbered. Reporting of collateral on the Company’s balance sheet is determined by the administration of the program and is presented accordingly. The adoption of SSAP No. 91R had no impact on the net income or surplus of the Company. See Note 3 for additional disclosures required by the standard.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Minnesota Department of Commerce, Division of Insurance (“Minnesota Department of Commerce”) which practices differ from United States generally accepted accounting principles (“GAAP”). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or fair value based on the National Association of Insurance Commissioners (“NAIC”) rating; for GAAP, such fixed maturity investments are designated at purchase as held to maturity, trading or available for sale. Held to maturity investments are reported at amortized cost, and the remaining fixed maturity investments

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

are reported at fair value with unrealized capital gains and losses reported in Statement of Operations for those designated as trading and as a separate component of other comprehensive income in stockholder’s equity for those designated as available for sale.

Management regularly reviews the value of the Company’s investments in bonds and mandatorily redeemable preferred stocks. If the value of any investment falls below its cost basis, the decline is analyzed to determine whether it is an other than temporary decline in value. To make this determination for each security, the following are some of the factors considered:

§	The length of time and the extent to which the fair value has been below cost.
§	The financial condition and near-term prospects of the issuer of the security, including any specific events that may affect its operations or earnings potential.
§	Management’s intent and ability to hold the security long enough for it to recover its value.

Based on the analysis, management makes a judgment as to whether the loss is other than temporary. If the loss is other than temporary, an impairment charge is recorded within net realized investment gains (losses) in the Statements of Operations in the period the determination is made.

The Company invests in structured securities including mortgage backed securities/ collateralized mortgage obligations, asset backed securities, collateralized debt obligations, and commercial mortgage backed securities. For these structured securities in unrealized loss positions, management determines whether it has the intent to sell or the intent and ability to hold the security for a period of time sufficient to recover the amortized cost. If management has the intent and ability to hold the security to recovery, the Company must compare the present value of the expected future cash flows for this security to its amortized cost. If the present value of the expected future cash flows for the security is lower than its amortized cost, the security is written down to its present value of the expected future cash flows.

When an other-than-temporary impairment (“OTTI”) is recorded because there is intent to sell or a holder does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, the security is written down to fair value. The total loss recorded is bifurcated between the interest related loss and the non-interest related loss. The interest portion shall be recorded through the interest maintenance reserve (“IMR”) and the non-interest portion shall be recorded through the asset valuation reserve (“AVR”).

For GAAP, when a decline in fair value is determined to be other-than-temporary, the loss which is calculated as the difference between the securities carrying value and fair value is recorded in net realized capital gains (losses) in its entirety or bifurcated between

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

net realized capital gains (losses) and accumulated other comprehensive income, as appropriate.

Realized gains and losses on disposed investments are reported in the Statements of Operations, net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the Statements of Operations on a pretax basis in the period that the asset giving rise to the gain or loss is sold.

Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than income as would be required under GAAP.

The Company follows the hedge accounting guidance in SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities (“SSAP No. 86”), for derivative transactions. Under SSAP No. 86, derivatives that are deemed effective hedges are accounted for entirely in a manner which is consistent with the underlying hedged item. Derivatives used in hedging transactions that do not meet the requirements of SSAP No. 86 as an effective hedge are carried at fair value with the change in value recorded in surplus as unrealized gains or losses. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately. For effective cash flow hedges, changes in fair value are credited or charged directly to a separate component of shareholder’s equity rather than to income as required for fair value hedges. An embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is reported at fair value, and the change in fair value is recognized in income.

Asset Valuation Reserves: The AVR is intended to establish a reserve to offset potential credit related investment losses on most invested asset categories. AVR is determined by an NAIC prescribed formula and is reported as a liability rather than as a valuation allowance or an appropriation of surplus. The change in AVR is reported directly to unassigned surplus.

Interest Maintenance Reserve: Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five year bands. The Company reports the net deferral of IMR as a liability on the accompanying balance sheets. When the net deferral of IMR is negative, the amount is reported as a component of other assets and nonadmitted.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Premiums: Life premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

Under GAAP, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance policies, are recognized as revenue when due. Group insurance premiums are recognized as premium revenue over the time period to which the premiums relate. Revenues for universal life, annuities and guaranteed interest contracts consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed during the period.

Benefit and Contract Reserves: Life policy and contract reserves under statutory accounting practices are calculated based upon both the net level premium and Commissioners’ Reserve Valuation methods (“CRVM”) using statutory rates for mortality and interest. Annuity policy and contract reserves under statutory accounting practices are calculated based upon the Commissioners’ Annuity Reserve Valuation methods (“CARVM”) using statutory rates for mortality and interest. GAAP requires that policy reserves for traditional products be based upon the net level premium method utilizing reasonably conservative estimates of mortality, interest, and withdrawals prevailing when the policies were sold. For interest sensitive products, the GAAP policy reserve is equal to the policy fund balance plus an unearned revenue reserve which reflects the unamortized balance of early year policy loads over renewal year policy loads.

Reinsurance: For business ceded to unauthorized reinsurers, statutory accounting practices require that reinsurance credits permitted by the treaty be recorded as an offsetting liability and charged against unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Statutory income recognized on certain reinsurance treaties representing financing arrangements is not recognized on a GAAP basis.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as required under GAAP.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Gains and losses generated in certain reinsurance transactions are deferred and amortized over the remaining life of the business for GAAP purposes. For statutory, losses are recognized immediately in income, with gains reported as a separate component of surplus and amortized over the remaining life of the business.

Nonadmitted Assets: Certain assets designated as “nonadmitted,” principally disallowed deferred federal income tax assets, disallowed interest maintenance reserves, non-operating system software, past due agents’ balances, furniture and equipment, intangible assets, and other assets not specifically identified as an admitted asset within the NAIC

Accounting Practices and Procedures Manual, are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated. Certain affiliated investments for which audited GAAP statements are not available or expected to be available are nonadmitted. Under GAAP, the accounts and operations of the Company’s subsidiaries are consolidated. All affiliated investments are included in the Consolidated Balance Sheets except to the extent they appropriately nonadmitted.

Employee Benefits: For purposes of calculating the Company’s pensions and postretirement benefit obligations, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently vested are also included.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Policyholder Dividends: Policyholder dividends are recognized when declared. Under GAAP, dividends are recognized over the term of the related policies.

Deferred Income Taxes: Deferred tax assets are provided for and admitted to an amount determined under a standard formula. For periods after the adoption of SSAP No. 101, assuming minimum thresholds are met, the formula allows the Company to consider the amount of differences that will reverse over the next three years, taxes paid in prior years that could be recovered through carrybacks, surplus limits, and the amount of deferred tax liabilities available for offset. The Company is also required, under SSAP No. 101, to

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

reduce the gross deferred tax asset by a statutory valuation allowance adjustment if, based on weight of available evidence, it is more likely than not (a likelihood of more than 50 percent) that some portion or all of the gross deferred tax assets will not be realized. Any deferred tax assets not covered under the formula are nonadmitted. Deferred taxes do not include any amounts for state taxes. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets that are expected to be realized in future years, including state deferred tax assets, and a valuation allowance is established if, based on the weight of the evidence, it is more likely than not that some portion, or all, of the deferred tax assets will not be realized.

Mortgage Loans: Mortgage loans are reported at amortized cost, less write down for impairments. If the value of any mortgage loan is determined to be impaired (i.e., when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to either the lesser of the present value of expected cash flows from the loan, discounted at the loan’s effective interest rate, or fair value of the collateral. For those mortgages that are determined to require foreclosure, the carrying value is reduced to the fair value of the underlying collateral, net of estimated costs to obtain and sell at the point of foreclosure. The carrying value of the impaired loans is reduced by establishing a permanent write-down recorded in net realized capital gains (losses). Under GAAP, in addition to impairments of specific mortgage loans, a general allowance is recorded for losses not specifically identifiable.

Cash and Short-term Investments: Cash and short term investments represent cash balances, demand deposits, and short term fixed maturity investments with initial maturities of one year or less at the date of acquisition. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Participation Fund Account: On January 3, 1989, the Minnesota Division of Insurance approved a Plan of Conversion and Reorganization (“the Plan”), which provided, among other things, for the conversion of the Company from a combined stock and mutual life insurance company to a stock life insurance company.

The Plan provided for the establishment of a Participation Fund Account (“PFA”) for the benefit of certain participating individual life insurance policies and annuities issued by the Company prior to the effective date of the Plan. Under the terms of the PFA, the insurance liabilities and assets (approximately $183.6 as of December 31, 2012) with respect to such policies are included in the Company’s financial statements but are segregated in the accounting records of the Company to assure the continuation of policyholder dividend practices.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

Reconciliation to GAAP: The effects of the preceding variances from GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material.

Other significant accounting practices are as follows:

Investments: Investments are stated at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are principally stated at amortized cost using the effective interest method.

Loan backed securities are stated at either amortized cost or the lower of amortized cost or fair value. Amortized cost is determined using the effective interest method and includes anticipated prepayments. The retrospective adjustment method is used to determine the amortized cost for the majority of loan-backed and structured securities. For certain securities the prospective adjustment method is used, including interest only securities and securities that have experienced an other-than-temporary impairment.

Redeemable preferred stocks rated as high quality or better are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or market value and nonredeemable preferred stocks are reported at fair value or the lower of cost or fair value.

Common stocks are reported at fair value and the related unrealized capital gains/losses are reported in unassigned surplus along with adjustment for federal income taxes.

The Company’s use of derivatives is primarily for economic hedging purposes to reduce the Company’s exposure to cash flow variability of assets and liabilities, interest rate risk, credit risk, and market risk. For those derivatives in effective hedging relationships, the Company values all derivative instruments on a consistent basis with the hedged item. Upon termination, gains and losses on instruments are included in the carrying values of the underlying hedged items and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items. Any unamortized gains or losses are recognized when the underlying hedged items are sold. The unrealized gains and losses from derivatives not designated as accounting hedges are reported at fair value through surplus. Upon termination, interest related gains and losses are included in IMR and are amortized over the remaining lives of the derivatives; other gains and losses are added to the AVR. The Company enters into the following derivatives:

§

Interest rate swaps: Interest rate swaps are used to manage the interest rate risk in the Company’s fixed maturity portfolio, as well as the Company’s liabilities. Interest rate swaps represent contracts that require the exchange of cash flows at regular interim periods, typically monthly or quarterly. The net interest effect of

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

§

Foreign exchange swaps: Foreign exchange swaps are used to reduce the risk of a change in the value, yield, or cash flow with respect to foreign invested assets. Foreign exchange swaps represent contracts that require the exchange of foreign currency cash flows for U.S. dollar cash flows at regular interim periods, typically quarterly or semi-annually.

§

Credit default swaps (replication - sold credit protection): Credit default swaps and total return swaps are utilized to replicate the investment characteristics of permissible investments using the derivative in conjunction with other investments. Replicated (synthetic) assets filed with the NAIC’s Security Valuation Office (“SVO”) result in both the derivative and cash instrument being carried at amortized cost. The replication practices are in accordance with SSAP No. 86.

§

Credit default swaps: Credit default swaps are used to reduce the credit loss exposure with respect to certain assets that the Company owns, or to assume credit exposure on certain assets that the Company does not own. Payments are made to or received from the counterparty at specified intervals and amounts for the purchase or sale of credit protection. In the event of a default on the underlying credit exposure, the Company will either receive an additional payment (purchased credit protection) or will be required to make an additional payment (sold credit protection) equal to par minus recovery value of the swap contract reference obligation.

§

Forwards: Forwards are acquired to hedge the Company’s inverse portfolio against movements in interest rates, particularly mortgage rates. On the settlement date, the Company will either receive a payment (interest rate drops on sold forwards or interest rate rises on purchased forwards) or will be required to make a payment (interest rate rises on sold forwards or interest rate drops on purchased forwards). The Company also uses currency forward contracts to hedge policyholder liabilities in contracts which are linked to foreign indexes. The currency fluctuations may result in a decrease in account values, which would increase the possibility of the Company incurring an expense for guaranteed benefits in excess of account values.

§

Call Options: Call options are used to hedge against an increase in the various equity indices. Such increase may result in increased payments to contract holders of fixed indexed annuity contracts, and the call options offset this increased expense. Call options are reported at fair value.

SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities (“SSAP No. 97”), applies to the Company’s subsidiaries, and controlled and affiliated entities (“SCA”). The Company’s insurance subsidiaries are reported at their underlying statutory

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

basis net assets, and the Company’s non-insurance subsidiaries are reported at the underlying GAAP equity amount adjusted for non-admitted assets as promulgated by the NAIC Accounting Practices and Procedures Manual. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses. SCA entities for which audited statements are not available or expected to be available are nonadmitted. Management regularly reviews its SCA’s to determine if an other-than-temporary impairment has occurred. During this review, management makes a judgment as to whether it is probable that the reporting entity will be unable to recover the carrying amount of the investment or there is evidence indicating inability of the investee to sustain earnings.

Contract loans are reported at unpaid principal balances but not in excess of the cash surrender value.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost, and other real estate is reported at the lower of depreciated cost or fair value. Depreciation is calculated on a straight line basis over the estimated useful lives of the properties.

The Company does not currently engage in reverse repurchase agreements and reverse dollar repurchase agreements. Such arrangements typically meet the requirements to be accounted for as financings. For both reverse repurchase agreements and reverse dollar repurchase agreements, Company policies require that at all times during the respective agreement term, cash or other collateral types obtained is sufficient to allow the Company to fund substantially all of the cost of purchasing replacement assets from others. Cash collateral received is used for general liquidity purposes and the offsetting collateral liability is included in borrowed money on the Balance Sheets.

The Company engages in securities lending whereby certain domestic bonds from its portfolio are loaned to other institutions for short periods of time. Collateral, primarily cash, which is in excess of the market value of the loaned securities, is deposited by the borrower with a lending agent, and retained and invested by the lending agent to generate additional income for the Company. The Company does not have access to the collateral. The Company’s policy requires a minimum of 102% of the fair value of securities loaned to be maintained as collateral. The fair value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value fluctuates.

Short term investments are reported at amortized cost which approximates fair value. Short term investments include investments with maturities between three months and one year at the date of acquisition.

Partnership interests, which are included in other invested assets, are reported at the underlying audited GAAP equity of the investee. Changes in surplus from distributions are reported in investment income.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

Residual collateralized mortgage obligations, which are included in other invested assets on the balance sheet, are reported at amortized cost using the effective interest method.

Surplus notes acquired, which are included in other invested assets on the balance sheets, are reported at amortized cost using the effective interest method. See Note 12 for additional information related to an affiliate surplus note.

Realized capital gains and losses are generally determined using the first in first out method.

Cash on hand includes cash equivalents. Cash equivalents are short term investments that are both readily convertible to cash and have an original maturity date of three months or less from date of purchase.

Aggregate Reserve for Life Policies and Contracts: Life, annuity, and accident and health reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash value or the amounts required by law. Interest rates range from 2.0% to 13.25% for 2012.

The Company waives the deduction of deferred fractional premiums upon the death of the insured. It is the Company’s practice to return a pro rata portion of any premium paid beyond the policy month of death, although it is not contractually required to do so for certain issues.

The methods used in valuation of substandard policies are as follows:

For life, endowment and term policies issued substandard, the standard reserve during the premium paying period is increased by 50% of the gross annual extra premium. Standard reserves are held on Paid-Up Limited Pay contracts.

For reinsurance accepted with table rating, the reserve established is a multiple of the standard reserve corresponding to the table rating.

For reinsurance with flat extra premiums, the standard reserve is increased by 50% of the flat extra.

The amount of insurance in force for which the gross premiums are less than the net premiums, according to the standard of valuation required by the Minnesota Division of Insurance, is $85.1 billion and $105.8 billion at December 31, 2012 and 2011, respectively. The amount of premium deficiency reserves for policies on which gross premiums are less than the net premiums is $685.7 and $757.5 at December 31, 2012 and

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

2011, respectively. The Company anticipates investment income as a factor in the premium deficiency calculation in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts (“SSAP No. 54”).

The tabular interest has been determined from the basic data for the calculation of policy reserves for all direct ordinary life insurance and for the portion of group life insurance classified as group Section 79. The method of determination of tabular interest of funds not involving life contingencies is as follows: one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

Reinsurance: Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Premiums and benefits ceded to other companies have been reported as a reduction of premium revenue and benefits expense. Amounts applicable to reinsurance ceded for reserves and unpaid claim liabilities have been reported as reductions of these items, and expense allowances received in connection with reinsurance ceded have been reflected in operations.

Electronic Data Processing Equipment: Electronic data processing equipment is carried at cost less accumulated depreciation. Depreciation for major classes of such assets is calculated on a straight line basis over the estimated useful life of the asset.

Participating Insurance: Participating business approximates less than 1.0% of the Company’s ordinary life insurance in force and less than 3.0% of premium income. The amount of dividends to be paid to participating policyholders is determined annually by the Board of Directors. Amounts allocable to participating policyholders are based on published dividend projections or expected dividend scales. Dividends expense of $12.7, $13.9 and $14.5 was incurred in 2012, 2011 and 2010, respectively.

Benefit Plans: The Company provides noncontributory retirement plans for substantially all employees and certain agents. Pension costs are charged to operations as contributions are made to the plans. The Company also provides a contributory retirement plan for substantially all employees.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

Nonadmitted Assets: Nonadmitted assets are summarized as follows:

	December 31
	2012	2011
	(In Thousands)
Deferred and uncollected premium	$12,779	$8,063
Net deferred tax asset	183,974	211,304
Health care and other amounts receivable	9,897	9,985
Negative IMR	-	92,709
Surplus note investment	-	29,015
Other invested assets	11,512	12,263
Other	9,840	7,376
Total nonadmitted assets	$228,002	$370,715

Changes in nonadmitted assets are generally reported directly in unassigned surplus as an increase or decrease in nonadmitted assets.

Claims and Claims Adjustment Expenses: Claims and claims adjustment expenses represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2012. The Company does not discount claims and claims adjustment expense reserves. Such estimates are based on actuarial projections applied to historical claim payment data. Such liabilities are considered to be reasonable and adequate to discharge the Company’s obligations for claims incurred but unpaid as of December 31, 2012.

Guaranteed Benefits: For variable annuity guarantees, Actuarial guideline 43 – Variable Annuity Commissioners Annuity Reserve Valuation Method (“AG43”), is followed. This guideline interprets how to apply the NAIC Commissioners’ Annuity Reserve Valuation Method to Variable Annuities (“CARVM”). The greater of the result under a single deterministic “Standard Scenario” and the average of the most severe 30% of randomly generated stochastic scenarios is held. Both reinsurance and hedging are also reflected. Taxes are not incorporated. All assumptions for the Standard Scenario are prescribed. For the stochastic scenarios, equity market returns must meet a calibration test. All other assumptions are set by the actuary using prudent best-estimates.

Separate Accounts: Most separate account assets and liabilities held by the Company represent funds held for the benefit of the Company’s variable life and annuity policy and contract holders who bear all of the investment risk associated with the policies. Such policies are of a non-guaranteed nature. All net investment experience, positive or negative, is attributed to the policy and contract holders’ account values. The assets and liabilities of these accounts are carried at fair value and are legally segregated and are not subject to claims that arise out of any other business of the Company. There are no product classification differences under GAAP.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

Reserves related to the Company’s mortality risk are included in life and annuity reserves. These reserves include reserves for guaranteed minimum death benefits (before reinsurance) that totaled $27.9 and $28.8 at December 31, 2012 and 2011, respectively. The operations of the separate accounts are not included in the accompanying financial statements.

2.	Permitted Statutory Basis Accounting Practices

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Minnesota Department of Commerce. The Minnesota Department of Commerce recognizes only statutory accounting practices prescribed or permitted by the State of Minnesota for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Minnesota Insurance Laws. The NAIC Accounting Practices and Procedures Manual has been adopted as a component of prescribed or permitted practices by the State of Minnesota. The Minnesota Commissioner of Commerce has the right to permit other specific practices that deviate from prescribed practices.

The Company is required to identify those significant accounting practices that are permitted, and obtain written approval of the practices from the Minnesota Department of Commerce. As of December 31, 2012, 2011 and 2010, the Company had no such permitted accounting practices.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

3.	Investments

Fixed Maturities and Equity Securities

The cost or amortized cost and fair value of bonds and equity securities are as follows:

	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Thousands)
At December 31, 2012:
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies	$1,134,590	$88,060	$-	$1,222,650
States, municipalities, and political
subdivisions	16,003	2,480	3	18,480
Foreign other (par value - $2,174,967)	2,252,143	256,078	15,618	2,492,603
Foreign government (par value - $38,890)	41,325	5,219	35	46,509
Public utilities securities	-	-	-	-
Corporate securities	8,236,962	953,323	12,863	9,177,422
Residential mortgage backed securities	1,438,580	256,948	18,364	1,677,164
Commercial mortgage backed
securities	570,635	56,181	989	625,827
Other asset backed securities	524,375	51,400	1,675	574,100
Total fixed maturities	14,214,613	1,669,689	49,547	15,834,755
Preferred stocks	33,148	7,067	-	40,215
Common stocks	19,459	267	1,183	18,543
Total equity securities	52,607	7,334	1,183	58,758
Total	$14,267,220	$1,677,023	$50,730	$15,893,513

At December 31, 2011:
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies	$1,060,741	$96,318	$1	$1,157,058
States, municipalities, and political
subdivisions	27,332	3,196	132	30,396
Foreign other (par value - $2,179,093)	2,164,205	185,970	16,064	2,334,111
Foreign government (par value - $37,510)	37,474	7,956	-	45,430
Public utilities securities	45,846	4,351	-	50,197
Corporate securities	6,789,651	706,893	13,133	7,483,411
Residential backed securities	1,794,637	404,876	63,898	2,135,615
Commercial mortgage backed
securities	779,592	26,385	8,818	797,159
Other asset backed securities	666,611	47,728	4,563	709,776
Total fixed maturities	13,366,089	1,483,673	106,609	14,743,153
Preferred stocks	31,448	6,261	-	37,709
Common stocks	33,513	936	3,335	31,114
Total equity securities	64,961	7,197	3,335	68,823
Total	$13,431,050	$1,490,870	$109,944	$14,811,976

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

Reconciliation of bonds from amortized cost to carrying value is as follows:

	December 31
	2012	2011
	(In Thousands)
Amortized cost	$14,214,613	$13,366,089
Adjustment for below investment grade bonds	(2,868)	(2,992)
Carrying value	$14,211,745	$13,363,097

The aggregate fair value of debt securities with unrealized losses and the time period that cost exceeded fair value are as follows:

	Less than 6 Months Below Cost	More than 6 Months and Less than 12 Months Below Cost	More than 12 Months Below Cost	Total

	(In Thousands)
At December 31, 2012:
Fair value	$669,163	$63,265	$220,058	$952,486
Unrealized loss	13,668	7,694	28,185	49,547

At December 31, 2011:
Fair value	$851,319	$188,475	$311,601	$1,351,395
Unrealized loss	20,514	12,931	73,164	106,609

The amortized cost and fair value of investments in bonds at December 31, 2012, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Fair Value

	(In Thousands)
Maturity:
Due in 1 year or less	$474,308	$491,690
Due after 1 year through 5 years	2,842,514	3,052,100
Due after 5 years through 10 years	3,611,358	3,988,154
Due after 10 years	4,752,843	5,425,720
	11,681,023	12,957,664
Residential mortgage backed securities	1,438,580	1,677,164
Commercial mortgage backed securities	570,635	625,827
Other asset backed securities	524,375	574,100
Total	$14,214,613	$15,834,755

At December 31, 2012 and 2011, investments in certificates of deposit and bonds with an admitted asset value of $169.7 and $166.4, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

Underlying collateral, originated prior to 2008, has continued to reflect the problems associated with a housing market that has experienced substantial price declines and an employment market that declined significantly and remains under stress. Credit spreads have widened meaningfully from issuance and rating agency downgrades have been widespread and severe within the sector. Over the course of 2010 and 2011, market prices and liquidity within the sector exhibited volatility, driven by various factors, both domestically and globally. During 2012, market prices and sector liquidity exhibited sustained improvements, driven by an improved technical picture and positive sentiment regarding the potential for fundamental improvements within the sector. In managing the Company’s risk exposure to subprime and Alt-A mortgages, the collateral performance and structural characteristics associated with various positions held are taken into account.

The Company does not originate or purchase subprime or Alt-A whole-loan mortgages. The Company does have exposure to Residential Mortgage-Backed Securities (“RMBS”) and asset-backed securities (“ABS”). Subprime lending is the origination of loans to customers with weaker credit profiles. The Company defines Alt-A Loans to include residential mortgage loans to customers who have strong credit profiles but lack some element(s), such as documentation to substantiate income; residential mortgage loans to borrowers that would otherwise be classified as prime but whose loan structure provides repayment options to the borrower that increase the risk of default; and any securities backed by residential mortgage collateral not clearly identifiable as prime or subprime.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

The following table summarizes the Company’s exposure to subprime mortgage backed securities and Alt-A mortgage backed securities through other investments:

	Actual Cost	Book/Adjusted Carrying Value (Excluding Interest)	Fair Value	Other-than Temporary Impairment Losses Recognized

	(In Thousands)
December 31, 2012
Residential mortgage
backed securities	$84,442	$80,419	$90,116	$2,289
Structured securities	67,429	70,841	67,162	255
Total	$151,871	$151,260	$157,278	$2,544

December 31, 2011
Residential mortgage
backed securities	$101,315	$95,372	$89,798	$2,730
Structured securities	77,036	79,328	64,223	493
Total	$178,351	$174,700	$154,021	$3,223

December 31, 2010
Residential mortgage
backed securities	$118,037	$113,979	$107,833	$3,509
Structured securities	177,524	169,340	154,722	35,223
Total	$295,561	$283,319	$262,555	$38,732

The Company did not have underwriting exposure to subprime mortgage risk through investments in subprime mortgage loans, mortgage guaranty or financial guaranty insurance coverage as of December 31, 2012.

Transfer of Alt-A RMBS Participation Interest

In the first quarter of 2009, ING reached an agreement, for itself and on behalf of certain ING affiliates including the Company, with the Kingdom of the Netherlands (the “Dutch State”) on the Illiquid Assets Back-Up Facility (the “Back-Up Facility”) covering 80% of ING’s Alt-A RMBS. Under the terms of the Back-Up Facility, a full credit risk transfer to the Dutch State was realized on 80% of ING’s Alt-A RMBS owned by ING Bank, FSB and certain subsidiaries of ING US, including the Company with an aggregate book value of $36 billion, including book value of $665 million of the Alt-A RMBS portfolio owned by the Company (with respect to the Company’s portfolio, the “Designated Securities Portfolio”) (the “ING-Dutch State Transaction”). As a result of the risk transfer, the Dutch State participates in 80% of any results of the ING Alt-A RMBS portfolio. The risk transfer to the Dutch State took place at a discount of approximately 10% of par value. In addition, under the Back-Up Facility, other fees are paid by the Company and

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

the Dutch State. Each ING company participating in the ING-Dutch State Transaction, including the Company remains the legal owner of 100% of its Alt-A RMBS portfolio and remains exposed to 20% of any results on its portfolio. The ING-Dutch State Transaction closed on March 31, 2009, with the risk transfer to the Dutch State taking effect as of January 26, 2009.

In order to implement that portion of the ING-Dutch State Transaction related to the Company’s Designated Securities Portfolio, the Company entered into a participation agreement with our affiliates, ING Support Holding B.V. (“ING Support Holding”) and ING pursuant to which the Company conveyed to ING Support Holding an 80% participation interest in our Designated Securities Portfolio and agreed to pay a periodic transaction fee, and received, as consideration for the participation, an assignment by ING Support Holding of its right to receive payments from the Dutch State under the Illiquid Assets Back-Up Facility related to the Company’s Designated Securities Portfolio among, ING, ING Support Holding and the Dutch State (the “Company BackUp Facility”). Under the Company Back-Up Facility, the Dutch State is obligated to pay certain periodic fees and make certain periodic payments with respect to the Company’s Designated Securities Portfolio, and ING Support Holding is obligated to pay a periodic guarantee fee and make periodic payments to the Dutch State equal to the distributions it receives with respect to the 80% participation interest in the Company’s Designated Securities Portfolio. The amount of the obligation as of December 31, 2011 was 334.3.

On November 13, 2012, ING, ING Support Holding, ING Bank N.V. (“ING Bank”) and the Company entered into restructuring arrangements with the Dutch State, which closed the following day (the “Termination Agreement”). Pursuant to these restructurings, the Company sold the Dutch State Obligation, with a carrying value of $269.1 to ING Support Holding at fair value and transferred legal title to 80% of the securities subject to the Alt-A Back-up Facility to ING Bank. The restructuring resulted in an immaterial pre-tax loss.

Following the restructuring transaction, the Company continues to own 20% of the Alt-A RMBS from the first transaction. The Company has the right to sell these securities, subject to a right of first refusal granted to ING Bank.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

Mortgage Loans and Real Estate

All mortgage loans are evaluated by seasoned underwriters, including an appraisal of loan-specific credit quality, property characteristics, and market trends, and assigned a quality rating using the Company’s internally developed quality rating system. As of December 31, 2012 and 2011, the distribution based upon this quality rating system is as follows:

	2012 Carrying Value	2011 Carrying Value

	(In Thousands)
AA	$524,411	$384,355
A	1,066,097	979,237
BBB	276,278	437,229
BB and below	101,803	150,525
Total commerical mortgage loans	$1,968,589	$1,951,346

Loan performance is continuously monitored on a loan-specific basis through the review of property appraisals, operating statements, rent revenues and annual inspection reports, among other items. This review evaluates whether the properties are performing at a consistent and acceptable level to secure the debt.

All commercial mortgages are rated for the purpose of quantifying the level of risk. Those loans with higher risk are placed on a watch list and are closely monitored for collateral deficiency or other credit events that may lead to a potential loss of principal or interest. If the value of any mortgage loan is determined to be impaired (i.e., when it is probable that the Company will be unable to collect on all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to either the present value of expected cash flows from the loan, discounted at the loan’s effective interest rate, or fair value of the collateral. As of December 31, 2012 and 2011, the Company held impaired mortgage loans with carrying values of $2.3 and $2.4 and unpaid principle balances of $3.3 and $3.4, respectively. As of December 31, 2012 and 2011, no commercial mortgage loans were past due.

The maximum and minimum lending rates for long term mortgage loans acquired or made during 2012 were 6.1% and 3.5%.

Property insurance is required on all collateral securing commercial real estate mortgage loans. Generally the coverage is “all risk” at a level equal to the replacement cost of the improvements. Additional coverage may be required to cover flood, windstorm and other risks associated with collateral type, use and location.

During 2012, the maximum percentage of any loan to the value of collateral at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 71.4% on commercial properties. As of December 31, 2012 and 2011, the Company held no

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

mortgages with interest more than 180 days overdue. Minimal interest was past due as of December 31, 2012 and 2011.

The average recorded investment in impaired loans was $2.3, $3.1 and $16.4 at December 31, 2012, 2011 and 2010, respectively. Interest income recognized during the period the loans were impaired was $0.2, $0.3 and $0.3 and interest income recognized on a cash basis was $0.2, $0.3 and $0.3 for 2012, 2011 and 2010, respectively.

The Company recorded $0, $1.4 and $5.7 of impairments on loans without an allowance for credit losses, as of December 31, 2012, 2011 and 2010, respectively.

There were no encumbrances on real estate at December 31, 2012 and 2011.

On June 14, 2012, the Company announced an agreement with Cognizant Technology Solutions U.S. Corporation (“Cognizant”) under which Cognizant will provide business processing and operations services related to the Company. Under the terms of the seven-year agreement, Cognizant has made offers of employment to more than 1,000 employees of ING US in Minot, North Dakota and Des Moines, Iowa. On August 16, 2012, in conjunction with the outsourcing of employees, the Company sold two home office buildings and a subdivided portion of land in Minot to Cognizant for $14.4 in cash. The Company recognized a gain of $6.1 associated with this sale in the third quarter of 2012. As part of the transaction, the Company retained 36.6 acres of undeveloped land from the existing site for investment purposes.

Wash Sales

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to rebalance individual portfolios within the Company. There are no transactions to report for 2010 and 2011. The table below summarizes the number of transactions, book value, and gain/loss of the Company’s financial instruments with securities sold and reacquired within 30 days of the sale date during 2012:

	NAIC Rating	Number of Transactions	Book Value	Cost of Securities Repurchased	Gain/(Loss)

				(In Thousands)
2012	4	9	$479	$506	$33

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

Net Realized Capital Gains and Losses

Realized capital (losses) gains are reported net of federal income taxes and amounts transferred to the IMR are as follows:

	December 31
	2012	2011	2010
	(In Thousands)
Realized capital gains (losses)	$156,818	$(83,474)	$(86,740)
Amount transferred to IMR (net of related taxes
of $91,013 in 2012, ($25,185) in 2011
and $2,130 in 2010	(169,023)	46,772	(3,955)
Federal income tax (expense) benefit	(39,627)	18,781	4,646
Net realized capital losses	$(51,832)	$(17,921)	$(86,049)

Realized capital losses include losses of $26.3, $102.1 and $142.8 related to securities that have experienced an other-than-temporary decline in value during 2012, 2011 and 2010, respectively.

Proceeds from sales of investments in bonds and other fixed maturity interest securities were $2.2 billion, $1.2 billion and $1.9 billion in 2012, 2011 and 2010, respectively. Gross gains of $254.5, $40.7 and $82.5 and gross losses of $8.6, $28.1 and $31.6 during 2012, 2011 and 2010, respectively, were realized on those sales. A portion of the gains and losses realized in 2012, 2011 and 2010 has been deferred to future periods in the IMR.

The following table discloses, in aggregate, the OTTI’s recognized by the Company in accordance with structured securities subject to SSAP No. 43R, Loan-backed and Structured Securities (“SSAP No. 43R”) due to intent to sell or inability or lack of intent to hold to recovery in 2012:

	Amortized Cost Basis Before	Other-than-Temporary Impairments
		Interest	Non-interest	Fair Value
	(In Thousands)
First quarter:
Aggregate intent to sell	$2,506	$128	$-	$2,378
Aggregate inability or lack of intent
to hold to recovery	1,088	13	-	1,075
Total first quarter	$3,594	$141	$-	$3,453

Second quarter:
Aggregate intent to sell	$23,689	$1,024	$-	$22,665
Aggregate inability or lack of intent
to hold to recovery	-	-	-	-
Total second quarter	$23,689	$1,024	$-	$22,665

Total	N/A	$1,165	$-	N/A

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

There were no OTTI’s recognized by the Company in the third or fourth quarters of 2012 due to intent to sell or inability or lack of intent to hold to recovery.

The following table discloses in aggregate the OTTI’s recognized by the Company in accordance with structured securities subject to SSAP No. 43R due to intent to sell or inability or lack of intent to hold to recovery in 2011:

	Amortized Cost Basis Before	Other-than-Temporary Impairments
		Interest	Non-interest	Fair Value
	(In Thousands)
First quarter:
Aggregate intent to sell	$61,590	$7,425	$-	$54,165
Aggregate inability or lack of intent
to hold to recovery	17,081	3,447	-	13,634
Total first quarter	$78,671	$10,872	$-	$67,799

Second quarter:
Aggregate intent to sell	$157,638	$16,794	$-	$140,844
Aggregate inability or lack of intent
to hold to recovery	294	68	-	226
Total second quarter	$157,932	$16,862	$-	$141,070

Third quarter:
Aggregate intent to sell	$68,409	$9,378	$-	$59,031
Aggregate inability or lack of intent
to hold to recovery	74,786	14,803	-	59,983
Total third quarter	$143,195	$24,181	$-	$119,014

Fourth quarter:
Aggregate intent to sell	$-	$-	$-	$-
Aggregate inability or lack of intent
to hold to recovery	103,568	5,165	-	98,403
Total fourth quarter	$103,568	$5,165	$-	$98,403

Total	N/A	$57,080	$-	N/A

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

The following table discloses in aggregate the OTTI’s recognized by the Company in accordance with structured securities subject to SSAP No. 43R due to intent to sell or inability or lack of intent to hold to recovery in 2010:

	Amortized Cost Basis Before	Other-than-Temporary Impairments
		Interest	Non-interest	Fair Value
	(In Thousands)
Second quarter:
Aggregate intent to sell	$-	$-	$-	$-
Aggregate inability or lack of intent
to hold to recovery	3,264	954	-	2,310
Total second quarter	$3,264	$954	$-	$2,310

Fourth quarter:
Aggregate intent to sell	$-	$-	$-	$-
Aggregate inability or lack of intent
to hold to recovery	202,645	36,554	-	166,092
Total fourth quarter	$202,645	$36,554	$-	$166,092

Total	N/A	$37,508	$-	N/A

There were no OTTI’s recognized by the Company in the first and third quarters of 2010 due to intent to sell or inability or lack of intent to hold to recovery.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

The following table discloses in detail the OTTI’s due to present value of cash flows being less than amortized cost recognized by the Company in accordance with structured securities subject to SSAP No. 43R, exclusive of intent impairments, in 2012:

		Amortized Cost Basis Before OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value

First quarter:		(In Thousands)
05948	KN70	$1,585	$1,579	$6	$1,579	$1,232
12667	GTM5	835	824	11	824	558
17307	GZK7	7,139	7,134	5	7,134	6,721
225458	PN2	1,595	1,582	13	1,582	1,256
76110	H2X6	999	996	2	996	645
9393366	D0	482	474	7	474	318
05948	KZF9	445	441	5	441	319
93934	FAA0	179	178	1	178	131
57643	MMM3	1,989	1,963	27	1,963	1,570
05948	KH93	1,153	1,139	14	1,139	909
92925	DAA8	1,271	1,262	9	1,262	896
16165	MAD0	813	809	4	809	523
059487	AA6	477	451	27	451	325
78473	NAC7	13,738	13,666	72	13,666	10,494
07387	UCE9	1,213	1,212	1	1,212	884
12669	GJB8	474	471	3	471	308
93362	YAA0	2,288	2,281	7	2,281	1,817
362341	XE4	5,124	5,114	10	5,114	4,497
31395	CFD8	1,406	833	573	833	780
05948	KWU9	3,809	3,808	1	3,808	3,832
05951	VAV1	392	388	4	388	268
933635	AA2	1,317	1,305	13	1,305	951
86359	DUT2	1,418	1,412	6	1,412	612
93934	FPP1	1,023	999	24	999	742
31398	JHT3	1,005	661	344	661	694
Total first quarter		$52,169	$50,982	$1,189	$50,982	$41,282

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

(Table continued from previous page)

		Amortized Cost Basis Before OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value

Second quarter:		(In Thousands)
05948	KN70	$1,553	$1,538	$15	$1,538	$1,196
12667	GTM5	780	772	8	772	525
17307	GZK7	6,701	6,634	68	6,634	6,311
225458	PN2	1,528	1,508	20	1,508	1,168
76110	H2X6	929	925	4	925	582
9393366	D0	459	454	4	454	296
05948	KZF9	425	422	3	422	290
93934	FAA0	168	167	1	167	119
57643	MMM3	1,854	1,809	45	1,809	1,491
05948	KH93	1,031	1,019	12	1,019	813
92925	DAA8	1,218	1,215	2	1,215	867
16165	MAD0	745	742	3	742	441
059487	AA6	414	396	18	396	310
78473	NAC7	13,073	13,067	6	13,067	10,420
07387	UCE9	1,189	1,187	2	1,187	973
12669	GJB8	459	458	1	458	279
93362	YAA0	2,230	2,220	10	2,220	1,734
362341	XE4	5,042	4,903	140	4,903	4,248
05951	VAV1	368	364	5	364	253
86359	DUT2	1,365	1,245	120	1,245	533
761118	QM3	682	648	34	648	392
12667	GCC5	556	510	46	510	255
059496	AC3	3,774	3,733	41	3,733	2,986
02660	TEL3	147	127	20	127	60
939355	BR3	2,609	2,582	27	2,582	1,794
362351	AB4	761	745	15	745	416
225470	RU9	2,279	2,263	17	2,263	1,553
12668	BUH4	2,611	2,577	34	2,577	1,896
761118	VY1	421	413	8	413	260
93935	EAC8	495	481	14	481	389
12668	BKM4	771	748	23	748	513
12667	FWU5	1,338	1,330	8	1,330	1,281
933638	AC2	223	215	8	215	153
93934	FCF7	3,232	3,228	5	3,228	2,733
93934	FBU5	370	369	2	369	211
761118	AV0	392	391	1	391	274
1248MBA	H8	1,403	1,237	167	1,237	892
Total second quarter		$63,595	$62,642	$957	$62,642	$48,907

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

(Table continued from previous page)

		Amortized Cost Basis Before OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value

Third quarter:		(In Thousands)
12667	GTM5	$741	$730	$11	$730	$561
225458	PN2	1,482	1,452	29	1,452	1,228
76110	H2X6	885	875	10	875	633
9393366	D0	446	436	10	436	315
05948	KZF9	402	398	4	398	299
93934	FAA0	159	149	11	149	125
57643	MMM3	1,785	1,744	41	1,744	1,492
16165	MAD0	716	711	5	711	492
059487	AA6	388	385	3	385	336
78473	NAC7	12,480	12,426	53	12,426	11,346
07387	UCE9	1,160	1,143	17	1,143	1,017
12669	GJB8	450	445	5	445	354
93362	YAA0	2,184	2,172	12	2,172	1,952
362341	XE4	4,659	4,526	133	4,526	4,474
05951	VAV1	344	336	9	336	267
86359	DUT2	1,207	1,078	129	1,078	676
761118	QM3	635	628	7	628	462
12667	GCC5	479	448	30	448	275
059496	AC3	3,649	3,538	111	3,538	3,209
02660	TEL3	118	110	9	110	71
939355	BR3	2,540	2,506	34	2,506	2,139
362351	AB4	725	673	53	673	504
225470	RU9	2,213	1,994	218	1,994	1,647
12668	BUH4	2,451	2,445	6	2,445	2,295
761118	VY1	401	388	13	388	308
93935	EAC8	469	463	5	463	412
12668	BKM4	728	607	122	607	581
12667	FWU5	1,284	1,236	49	1,236	1,234
933638	AC2	201	198	2	198	188
761118	AV0	375	351	24	351	285
1248MBA	H8	1,231	1,142	89	1,142	1,055
3623417	S2	26,194	26,079	116	26,079	26,079
933635	AA2	1,211	1,205	6	1,205	1,031
Total third quarter		$74,392	$73,017	$1,376	$73,017	$67,342

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

(Table continued from previous page)

		Amortized Cost Basis Before OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value

Fourth quarter:		(In Thousands)
12667	GTM5	$694	$682	$12	$682	$540
225458	PN2	1,363	1,356	7	1,356	1,158
9393366	D0	425	421	4	421	314
93934	FAA0	213	180	33	180	180
57643	MMM3	1,650	1,626	25	1,626	1,408
07387	UCE9	1,114	1,096	18	1,096	992
05951	VAV1	322	316	6	316	256
761118	QM3	623	610	13	610	472
02660	TEL3	105	103	2	103	71
761118	VY1	375	375	-	375	298
933638	AC2	187	180	8	180	179
761118	AV0	340	290	50	290	290
933635	AA2	1,174	1,162	12	1,162	1,035
606935	AM6	2,501	2,404	97	2,404	2,404
36298	NAZ7	18,684	17,932	752	17,932	17,790
93934	FBU5	351	333	18	333	233
92925	DAA8	1,164	1,154	10	1,154	1,047
93934	FCF7	2,936	2,790	145	2,790	2,790
93934	FKK7	1,936	1,824	112	1,824	1,593
225470	RU9	1,887	1,861	27	1,861	1,608
059496	AC3	3,386	3,346	40	3,346	3,130
93934	FPP1	911	881	30	881	801
12667	GCC5	434	410	24	410	270
17307	GL89	1,510	1,496	15	1,496	1,496
12668	BUH4	2,274	2,250	24	2,250	2,178
12668	BKM4	623	595	28	595	602
93362	YAA0	2,126	2,118	8	2,118	1,964
16165	MAD0	676	672	4	672	481
12667	FWU5	1,183	1,178	5	1,178	1,178
12669	GJB8	442	439	3	439	361
93935	EAC8	449	447	2	447	413
05948	KZF9	373	371	1	371	282
31395	CFD8	226	179	47	179	179
31398	JHT3	391	195	196	195	195
31394	A2W5	1,049	589	460	589	589
38376	FMQ2	1,046	830	216	830	830
31398	MXS0	653	449	204	449	449
31393	DKN0	501	301	200	301	301
38377	DEK8	685	615	71	615	615
31394	AZS8	366	321	45	321	321
31393	YD28	69	56	14	56	56
		$57,417	$54,433	$2,988	$54,433	$51,349

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

The total amount of OTTI’s recognized by the Company arising from the present value of expected cash flows being less than the amortized cost of structured securities subject to SSAP No. 43R was $8.6, $15.9 and $29.6 in 2012, 2011 and 2010, respectively.

The following table discloses, in the aggregate, all structured securities in an unrealized loss position subject to SSAP No. 43R for which an OTTI has not been recognized in earnings as a realized loss, including securities with a recognized OTTI for non-interest related declines when a non-recognized interest related impairment remains:

	December 31, 2012

	Aggregate Amount of Unrealized Losses	Aggregate fair value of Securities with Unrealized Losses

	(In Thousands)
Less than 12 months	$4,588	$146,339
Greater than 12 months	16,465	147,924
Total	$21,053	$294,263

For the years ended December 31, 2012, 2011 and 2010, realized capital losses include $16.6, $1.8 and $9.7, respectively, related to Limited Partnerships that have experienced an other than temporary decline in value.

Investment Income

Major categories of net investment income are summarized as follows:

	Year ended December 31
	2012	2011	2010
	(In Thousands)
Income:
Equity securities	$3,341	$4,015	$6,526
Bonds	808,396	814,332	829,513
Mortgage loans	117,540	119,509	124,332
Derivatives	(18,603)	(32,721)	(44,818)
Contract loans	36,326	38,107	39,390
Real estate	752	995	1,095
Other	(5,535)	(12,261)	5,547
Total investment income	942,217	931,976	961,585
Investment expenses	(40,027)	(39,006)	(37,531)
Net investment income	$902,190	$892,970	$924,054

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

Affiliate Surplus Note

On December 29, 2004, ING USA Annuity and Life Insurance Company (“ING USA”) issued a 6.3% surplus note in the amount of $175.0 to the Company. The note matures on December 29, 2034 and is included in other invested assets on the balance sheets. Per SSAP No. 41, Surplus Notes, Paragraph 10.b.i.(b), a statement factor was established for the surplus note of 1.000 and 0.834 as a multiple of the face amount for the years ended 2012 and 2011, respectively. The carrying value of the surplus note at December 31, 2012 and 2011 was $175.0 and $146.0, respectively. Any payment of principal and/or interest made is subject to the prior approval of the Iowa Insurance Commissioner. For the years ended December 31, 2012, 2011 and 2010, interest paid was $11.1, $11.1 and $11.1, respectively.

Securities Lending

The Company had loaned securities, which are reflected as invested assets on the Balance Sheets, with a fair value of approximately $169.7 and $84.1 at December 31, 2012 and 2011, respectively.

The aggregate amount of collateral received, by specific time period, for repurchase agreements and securities lending agreements at December 31 2012 and 2011 are shown below. The Company does not participate in dollar repurchase transactions.

	At December 31, 2012	At December 31, 2011

	Securities Lending	Securities Lending
(In Thousands)
Open	$174,376	$86,974
30 days or less	-	-
31 to 60 days	-	-
61 to 90 days	-	-
Greater than 90 days	-	-
Securities received	-	-
Total collateral received	$174,376	$86,974

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

The aggregate amount of collateral reinvested, by specific time period, for repurchase agreements and securities lending agreements at December 31, 2012 and 2011 are shown below.

At December 31, 2012:
Securities Lending

	Amortized Cost	Fair Value
(In Thousands)
Open	$174,385	$174,385
30 days or less	-	-
31 to 60 days	-	-
61 to 90 days	-	-
91 to 120 days	-	-
121 to 180 days	-	-
181 to 365 days	-	-
1 to 2 years	-	-
2 to 3 years	-	-
Greater than 3 years	-	-
Securities received	-	-
Total collateral reinvested	$174,385	$174,385

At December 31, 2011:
Securities Lending

	Amortized Cost	Fair Value
(In Thousands)
Open	$-	$-
30 days or less	86,978	86,978
31 to 60 days	-	-
61 to 90 days	-	-
91 to 120 days	-	-
121 to 180 days	-	-
181 to 365 days	-	-
1 to 2 years	-	-
2 to 3 years	-	-
Greater than 3 years	-	-
Securities received	-	-
Total collateral reinvested	$86,978	$86,978

Low-Income Housing Tax Credits

The Company had a carrying value of $108.1 in Low-Income Housing Tax Credits (“LIHTC”) at December 31, 2012. The tax credits are projected to expire in 2020. The Company is indifferent to the holding period of the investments as the credits are guaranteed by a third party. The Company is unaware of any current regulatory reviews of the LIHTC property.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

During 2012, a determination was made by the Company that future tax benefits would not be received as anticipated. In accordance with SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments (“SSAP No. 93”) the Company compared the present value of future tax benefits, discounted at the US Treasury rate for a familiar duration, to the current book value. The LIHTC were impaired down to the value calculated from this process. As a result, the Company recognized an impairment of $14.7 in 2012.

Troubled Debt Restructuring

The Company has high quality, well performing, portfolios of commercial mortgage loans and private placement debts. Under certain circumstances, modifications to these contracts are granted. Each modification is evaluated as to whether troubled debt restructuring has occurred. A modification is a troubled debt restructure when the borrower is in financial difficulty and the creditor makes concessions. Generally, the types of concessions may include: reduction of the face amount or maturity amount of the debt as originally stated, reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates and/or reduction of accrued interest. The Company considers the amount, timing and extent of the concession granted in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. A valuation allowance may have been recorded prior to the quarter when the loan is modified in a troubled debt restructuring. Accordingly, the carrying value (net of the specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

As of the years ended December 31, 2012 and 2011, the Company’s total recorded investment in restructured debts was $0.0 and $10.5, respectively. The Company realized losses related to these investments of $0.0, $3.1 and $0.0 during 2012, 2011, and 2010, respectively.

The Company has no contractual commitments to extend credit to debtors owing receivables whose terms have been modified in troubled debt restructurings.

The Company accrues interest income on impaired loans to the extent it is deemed collectible, that is delinquent less than 90 days, and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.

4.	Derivative Financial Instruments Held for Purposes Other than Trading

Upfront fees paid or received on derivative contracts are included on the balance sheets as an asset or liability and are being amortized to investment income over the remaining

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

terms of the contracts. Premiums paid for the purchase of interest rate contracts are included in other invested assets on the balance sheets and are being amortized to interest expense over the remaining terms of the contracts or in a manner consistent with the financial instruments being hedged.

Periodic payments from such contracts are included in investment income on the statements of operations. Accrued amounts payable to or receivable from counterparties are included in other liabilities or accrued investment income on the balance sheet. Gains or losses realized as a result of early terminations are recognized in income in the statement of operations or deferred into IMR and amortized into investment income.

Derivatives that are designated as being in an effective hedging relationship are reported in a manner that is consistent with the hedged asset or liability. Derivative contracts that are matched or otherwise designated to be associated with other financial instruments are recorded at fair value if the related financial instruments mature, are sold, or are otherwise terminated or if the interest rate contracts cease to be effective hedges. Changes in the fair value of derivatives not designated in effective hedging relationships are recorded as unrealized gains and losses in surplus.

The Company is exposed to credit loss in the event of nonperformance by counterparties on certain derivative contracts; however, the Company does not anticipate nonperformance by any of these counterparties. The amount of such exposure is generally the unrealized gains in such contracts. The Company manages the potential credit exposure from interest rate contracts through careful evaluation of the counterparties’ credit standing, collateral agreements, and master netting agreements.

Under the terms of the Company’s Over the Counter Derivative International Swaps and Derivatives Association, Inc. Agreements (“ISDA Agreements”), the Company may receive from, deliver to, counterparties, collateral to assure that all terms of the ISDA Agreements will be met with regard to the Credit Support Annex (“CSA”). The terms of the CSA call for the Company to pay interest on any cash received or receive interest on any cash delivered equal to the Federal Funds rate. The Company received $25.1 and $10.2 of collateral in the form of cash, for years ended December 31, 2012 and 2011.

The Company sells credit default swap protection, in conjunction with other investments, to replicate the income characteristics of otherwise permitted investments. The standard contract is five or seven years. In the event of default of the reference entity, the Company would be required to pay the notional amount of contract. At December 31, 2012, the total amount would be $454.5.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

The table below summarizes the Company’s derivative contracts, which are reflected as invested assets and a liability on the Balance Sheets, at December 31, 2012 and 2011:

	Notional Amount	Carrying Value	Fair Value

	(In Thousands)
December 31, 2012
Derivative contracts:
Credit Contracts	$461,000	$(7,175)	$5,358
Equity Contracts	36,428	1,089	1,089
Foreign Exchange Contracts	160,914	111	(16,689)
Interest Rate Contracts	8,384,632	(11,616)	(56,736)
Total derivatives	$9,042,974	$(17,591)	$(66,978)

December 31, 2011
Derivative contracts:
Credit Contracts	$525,376	$(13,737)	$(11,335)
Equity Contracts	36,940	876	876
Foreign Exchange Contracts	202,053	(115)	(24,960)
Interest Rate Contracts	7,664,362	(18,834)	(76,760)
Total derivatives	$8,428,731	$(31,810)	$(112,179)

The net loss recognized by the Company in unrealized gains and losses for the year ended December 31, 2012 resulting from derivatives that no longer qualify for hedge accounting is $12.1.

5.	Concentrations of Credit Risk

The Company held below investment grade corporate bonds with an aggregate book value of $908.8 and $935.2 and an aggregate market value of $996.1 and $1,006.0 at December 31, 2012 and 2011, respectively. Those holdings amounted to 6.4% of the Company’s investments in bonds and 4.7% of total admitted assets at December 31, 2012. The holdings of below investment grade bonds are widely diversified and of satisfactory quality based on the Company’s investment policies and credit standards.

The Company held unrated bonds of $0.3 billion and $0.2 billion with an aggregate NAIC fair value of $0.3 billion and $0.2 billion at December 31, 2012 and 2011, respectively. The carrying value of these holdings amounted to 2.0% of the Company’s investment in bonds and 1.4% of the Company’s total admitted assets at December 31, 2012.

At December 31, 2012, the Company’s commercial mortgages involved a concentration of properties located in California (26.4%) and Texas (13.0%). The remaining commercial mortgages relate to properties located in 41 other states. The portfolio is well

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

diversified, covering many different types of income producing properties on which the Company has first mortgage liens. The maximum mortgage outstanding on any individual property is $73.2.

6.	Reserves

At December 31, 2012 and 2011, the Company’s annuity reserves, including those held in separate accounts and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(In Thousands)
December 31, 2012
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$61,591	$45,287	$-	$106,878	1.0%
At book value less surrender charge	698,361	-	-	698,361	6.4
At fair value	-	-	818,508	818,508	7.5
Subtotal	759,952	45,287	818,508	1,623,747	14.9
Subject to discretionary withdrawal (without adjustment):
At book value with minimal or no charge or adjustment	8,581,863	-	-	8,581,863	78.7
Not subject to discretionary withdrawal	689,401	283	4,391	694,075	6.4
Total annuity reserves and deposit fund liabilities
before reinsurance	10,031,216	45,570	822,899	10,899,685	100.0%
Less reinsurance ceded	56,863	-	-	56,863
Net annuity reserves and deposit fund liabilities	$9,974,353	$45,570	$822,899	$10,842,822

December 31, 2011
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$32,606	$58,264	$-	$90,870	0.9%
At book value less surrender charge	696,886	-	-	696,886	6.5
At fair value	-	-	771,508	771,508	7.2
Subtotal	729,492	58,264	771,508	1,559,264	14.6
Subject to discretionary withdrawal (without adjustment):
At book value with minimal or no charge or adjustment	8,400,787	-	-	$8,400,787	78.7
Not subject to discretionary withdrawal	707,228	307	3,273	710,808	6.7
Total annuity reserves and deposit fund liabilities
before reinsurance	9,837,507	58,571	774,781	10,670,859	100.0%
Less reinsurance ceded	53,343	-	-	53,343
Net annuity reserves and deposit fund liabilities	$9,784,164	$58,571	$774,781	$10,617,516

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2012 and 2011 are as follows:

	Gross	Net of Loading
December 31, 2012	(Thousands)
Industrial	$-	$-
Ordinary new business	915	2,927
Ordinary renewal	56,377	(67,863)
Credit Life	10	(10)
Group Life	(4,683)	7,020
Group Annuity	-	-
Totals	$52,619	$(57,926)

December 31, 2011
Industrial	$-	$-
Ordinary new business	30,352	(9,624)
Ordinary renewal	(2,981)	(132,504)
Credit Life	10	(10)
Group Life	(2,762)	4,849
Group Annuity	-	-
Totals	$24,619	$(137,289)

7.	Employee Benefit Plans

Defined Benefit Plan: ING North America Insurance Corporation (“ING North America”) sponsors the ING Americas Retirement Plan (the “Qualified Plan”), effective as of December 31, 2001. Effective January 1, 2009, the Qualified Plan is no longer available to new employees or re-hires. Employees of ING North America and its subsidiaries and affiliates (excluding certain employees) hired prior to January 1, 2009 will continue to be eligible to participate in the Qualified Plan.

The Qualified Plan is a tax qualified defined benefit plan, the benefits of which are guaranteed (within certain specified legal limits) by the Pension Benefit Guaranty Corporation (“PBGC”). As of January 1, 2002, each participant in the Qualified Plan (except for certain specified employees) earns a benefit under a final average pay (“FAP”) formula. The costs allocated to the Company for its employees’ participation in the Qualified Plan were $14.2, $15.6 and $19.2 for 2012, 2011 and 2010, respectively. ING North America is responsible for all Qualified Plan liabilities.

Beginning January 1, 2012, the Qualified Plan will use a cash balance pension formula instead of a FAP formula, allowing all eligible employees (including those hired after January 1, 2009) to participate in the Retirement Plan, with this new cash balance pension formula. Participants will earn a credit equal to 4% of eligible pay. The accrued vested cash balance benefit is portable; participants can take it when they leave the Company’s employment. For participants in the Qualified Plan, as of December 31, 2011, there will

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

be a two-year transition period from the Qualified Plan’s current FAP formula to the cash balance pension formula. In accordance with the requirements of SSAP No. 89, Accounting for Pensions, A Replacement of SSAP No. 8 (“SSAP No. 89”) the Company obtained Board of Director approval on November 10, 2011.

Defined Contribution Plans: ING North America sponsors the ING Savings Plan and ESOP (the “Savings Plan”). Substantially all employees of ING North America and its subsidiaries and affiliates (excluding certain employees) are eligible to participate, including the Company’s employees other than Company agents. The Savings Plan is a tax qualified 401(k) retirement plan, which includes a frozen employee stock ownership plan (“ESOP”) component. Savings Plan benefits are not guaranteed by the PBGC. The Savings Plan allows eligible participants to defer into the Savings Plan a specified percentage of eligible compensation on a pretax basis. ING North America matches such pretax contributions, up to a maximum of 6.0% of eligible compensation. All matching contributions are subject to a 4 year graded vesting schedule. All contributions made to the Savings Plan are subject to certain limits imposed by applicable law. Amounts allocated to the Company for the Savings Plan were $6.6, $6.8 and $6.2 for 2012, 2011 and 2010, respectively.

Other Benefit Plans: In addition to providing retirement plan benefits, the Company, in conjunction with ING North America, provides certain supplemental retirement benefits to eligible employees and health care and life insurance benefits to retired employees and other eligible dependents. The supplemental retirement plan includes a nonqualified defined benefit pension plan, and a nonqualified defined contribution plan, which means all benefits are payable from the general assets of the Company. The postretirement health care plan is contributory, with retiree contribution levels adjusted annually. The life insurance plan provides a flat amount of noncontributory coverage and optional contributory coverage.

Beginning August 1, 2009, the Company moved from self-insuring these costs and began to use a private-fee-for-service Medicare Advantage program for post-Medicare eligible retired participants. The Company subsidizes a portion of the monthly per-participant premium for retirees age 65 and older. This change had a minimal impact on the financial statements.

In addition, effective October 1, 2009, the Company no longer subsidizes medical premium costs for early retirees. This change does not impact any participant currently retired and receiving coverage under the plan or any employee who is eligible for coverage under the plan and whose employment ended before October 1, 2009. The Company continues to offer access to medical coverage until retirees become eligible for Medicare. The discontinued subsidy resulted in a release of liability for any active employees age 50 or older. This change had a minimal impact on the financial statements.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

The Company also offers deferred compensation plans for eligible employees and certain other individuals who meet the eligibility criteria. The Company’s deferred compensation commitment for employees is recorded on the Balance Sheet in Other liabilities and totaled $24.9 and $22.6 for the years ended December 31, 2012, and 2011, respectively

As of August 1, 2009, ING’s Postretirement Welfare Plans are no longer eligible for the Medicare Drug Subsidy (“RDS”) that was being shared with retirees and beneficiaries. The 2013 expected benefit reduction in the net postretirement benefit cost for the subsidy related to benefits attributed to former employees is $0.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

A summary of assets, obligations and assumptions of the non-qualified defined benefit and other postretirement benefit plans are as follows:

	Pension Benefits			Other Benefits
	2012	2011	2010	2012	2011	2010
	(In Thousands)
Change in benefit obligation
Benefit obligation at beginning of year	$31,832	$32,829	$32,061	$8,750	$10,109	$10,510
Service cost	-	-	-	-	61	-
Interest cost	1,451	1,686	1,808	381	465	603
Contribution by plan participants	-	-	-	452	557	471
Actuarial (gain) loss	2,786	201	1,889	160	(755)	390
Benefits paid	(2,885)	(2,884)	(2,949)	(1,384)	(1,687)	(1,865)
Plan amendments	-	-	-	-	-	-
Curtailment	-	-	20	-	-	-
Benefit obligation at end of year	$33,184	$31,832	$32,829	$8,359	$8,750	$10,109

Change in plan assets
Fair value of plan assets at beginning of year	$-	$-	$-	$-	$-	$-
Employer contributions	2,885	2,884	2,949	932	1,130	1,394
Plan participants' contributions	-	-	-	452	557	471
Benefits paid	(2,885)	(2,884)	(2,949)	(1,384)	(1,687)	(1,865)
Fair value of plan assets at end of year	$-	$-	$-	$-	$-	$-

Benefit obligation	$(33,184)	$(31,832)	$(32,829)	$(8,359)	$(8,750)	$(10,109)
Unamortized prior service credit	-	(2)	(5)	(6,796)	(7,588)	(8,322)
Unrecognized net (loss) gains	11,765	9,959	10,818	(3,004)	(3,418)	(2,969)
Remaining net transition obligation	6,570	7,391	8,212	-	-	-
Total funded status	$(14,849)	$(14,484)	$(13,804)	$(18,159)	$(19,756)	$(21,400)

Amounts recognized in the balance sheets
consist of:
Accrued benefit cost	$(33,184)	$(31,832)	$(32,825)	$(18,159)	$(19,756)	$(21,400)
Intangible assets	6,570	7,391	8,212	-	-	-
Unassigned surplus - minimum
pension liability	11,765	9,957	10,809	-	-	-
Net amount recognized	$(14,849)	$(14,484)	$(13,804)	$(18,159)	$(19,756)	$(21,400)

Component of net periodic benefit cost
Service cost	$-	$-	$-	$-	$61	$-
Interest cost	1,451	1,686	1,808	381	465	603
Amount of unrecognized gains (losses)	980	1,058	1,089	(254)	(307)	(189)
Amount of prior service cost recognized	(2)	(3)	(3)	(792)	(733)	(445)
Amortization of unrecognized transition
obligation to transition asset	821	821	835	-	-	-
Amount of recognized (gain) or loss
due to a settlement or curtailment	-	-	211	-	-	-
Total net periodic benefit cost	$3,250	$3,562	$3,940	$(665)	$(514)	$(31)

Benefit obligation for nonvested employees	$-	$-	$-	$-	$-	$-

Accumulated benefit obligation
for vested participants	$33,184	$31,832	$32,829	$8,359	$8,750	$10,109

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

Assumptions used in determining year-end liabilities for the defined benefit plans and other benefit plan as of December 31, 2012, 2011 and 2010 were as follows:

	2012	2011	2010
Weighted average discount rate	4.05%	4.75%	5.50%
Rate of increase in compensation level	4.00%	4.00%	4.00%

Assumptions used in determining expense for the defined benefit plans and other benefit plan as of January 1, 2012, 2011 and 2010 were as follows:

	2012	2011	2010
Weighted average discount rate	4.75%	5.50%	6.00%
Rate of increase in compensation level	4.00%	4.00%	3.00%

The annual assumed rate of increase in the per capita cost of covered benefits (i.e. health care cost trend rate) for the medical plan is 7.5%, decreasing gradually to 6.0% over five years. Increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation for the medical plan as of December 31, 2012 by $0.1. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation for the medical plan as of December 31, 2012 by $0.1.

The Company expects to pay the following benefits in future years:

Year ending
December 31,	Benefits
(In Thousands)
2013	$3,823
2014	3,568
2015	3,409
2016	3,194
2017	3,032
Thereafter	14,099

The Company’s expected future contributions are equal to its expected future benefit payments. The Company’s 2013 future expected contribution is $3.8.

The measurement date used for postretirement benefits is December 31, 2012.

8.	Separate Accounts

Separate account assets and liabilities represent funds segregated by the Company for the benefit of certain policy and contract holders who bear the investment risk. Revenues

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

and expenses on the separate account assets and related liabilities equal the benefits paid to the separate account policy and contract holders.

The general nature and characteristics of the separate accounts business is as follows:

	Non-Indexed Guarantee Less than/ Equal to 4%	Non - Guaranteed Separate Accounts	Total

	(In Thousands)
December 31, 2012
Premium, consideration or deposits for the year	$665	$134,115	$134,780

Reserves for separate accounts with assets at:
Fair value	$45,287	$1,875,980	$1,921,267
Amortized cost	-	-	-
Total reserves	$45,287	$1,875,980	$1,921,267

Reserves for separate accounts by
withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$45,287	$-	$45,287
At market value	-	1,871,306	1,871,306
Subtotal	45,287	1,871,306	1,916,593
Not subject to discretionary withdrawal	-	4,674	4,674
Total separate account liabilities	$45,287	$1,875,980	$1,921,267

December 31, 2011
Premium, consideration or deposits for the year	$226	$156,174	$156,400

Reserves for separate accounts with assets at:
Fair value	$58,264	$1,773,674	$1,831,938
Amortized cost	-	-	-
Total reserves	$58,264	$1,773,674	$1,831,938

Reserves for separate accounts by
withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$58,264	$-	$58,264
At market value	-	1,770,094	1,770,094
Subtotal	58,264	1,770,094	1,828,358
Not subject to discretionary withdrawal	-	3,580	3,580
Total separate account liabilities	$58,264	$1,773,674	$1,831,938

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business. For the years ended December 31, 2012 and 2011, the Company reported assets and liabilities from Individual Annuity, Group Annuity,

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

Individual Life and Market Value Adjustment (“MVA”) product lines in separate accounts.

Some assets in the separate account are considered legally insulated from the general account, providing protection of such assets from being available to satisfy claims resulting in the general account. The assets legally and not legally insulated from the general account are summarized in the following table, by product or transaction type, as of December 31, 2012 and 2011:

	Legally Insulated Assets	Not Legally Insulated Assets
Product or Transaction
	(In Thousands)
December 31, 2012:
Individual Annuity	$829,983	$-
Group Annuity	651	-
Individual Life	1,103,314	-
MVA	29,553	-
	$1,963,501	$-

December 31, 2011:
Individual Annuity	$796,686	$-
Group Annuity	1,746	-
Individual Life	1,028,661	-
MVA	60,019	-
	$1,887,112	$-

In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. As of December 31, 2012 and 2011, the general account of the Company had a maximum guarantee for separate account liabilities of $33.0 and $45.1, respectively.

To compensate the general account for the risk taken, the separate account paid the following amounts in risk charges:

Year ended	Risk Charges
(In Thousands)
2012	$9,743
2011	9,693
2010	9,111

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

Total separate account guarantees paid by the Company’s general account are as follows:

Year ended	Guarantees Paid
(In Thousands)
2012	$256
2011	473
2010	361

The Company does not engage in securities lending transactions within its separate accounts.

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year ended December 31
	2012	2011	2010
	(In Thousands)
Transfers as reported in the Summary of Operations
of the Separate Accounts Statement:
Transfers to separate accounts	$135,823	$156,400	$184,473
Transfers from separate accounts	(229,364)	(398,120)	(334,218)
Transfers as reported in the Statements of Operations	$(93,541)	$(241,720)	$(149,745)

The separate account liabilities subject to minimum guaranteed benefits, the gross amount of reserve and the reinsurance reserve credit related to minimum guarantees, by type, at December 31, 2012 and 2011 were as follows:

Guaranteed Minimum Death Benefit (GMDB)

(In Thousands)
December 31, 2012
Separate Account Liability	$1,117,284
Gross amount of reserve	19,369
Reinsurance reserve credit	-

December 31, 2011
Separate Account Liability	$1,013,061
Gross amount of reserve	18,189
Reinsurance reserve credit	-

Assets supporting separate accounts with additional insurance benefits and minimum investment return guarantees are comprised of fixed maturities, equity securities, including mutual funds, and other invested assets. The aggregate fair value of the invested assets as of December 31, 2012 and 2011 was $2.0 billion and $1.9 billion, respectively.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

9.	Federal Income Taxes

The Company files a consolidated federal income tax return with its parent ING US and other U.S. affiliates. The Company has a written tax sharing agreement, which has been approved by the board of directors, that provides that each member of the consolidated return shall reimburse ING U.S., Inc. for its respective share of the consolidated federal income tax liability and shall receive a benefit for its losses at the statutory rate.

The following is a list of all affiliated companies that participate in the filing of this consolidated federal income tax return:

Australia Retirement Services Holding, LLC
Directed Services, LLC
IB Holdings, LLC
IIPS of Florida, LLC
ILICA, Inc.
ING Alternative Asset Management, LLC
ING America Equities, Inc.
ING Capital Corporation, LLC
ING Financial Advisors, LLC
ING Financial Partners, Inc.
ING Financial Products Company, Inc.
ING Funds Services, LLC
ING Institutional Plan Services, LLC
ING Insurance Services, Inc.
ING International Nominee Holdings, Inc.
ING Investment Advisors, LLC
ING Investment Management Alternative Assets, LLC
ING Investment Management Co. LLC
ING Investment Management Services, LLC
ING Investment Management, LLC
ING Investment Trust Co.
ING Investments Distributor, LLC
ING Investments, LLC
ING Life Insurance and Annuity Company
ING National Trust
ING North America Insurance Corporation

ING Payroll Management, Inc.
ING Pomona Holdings LLC
ING Realty Group LLC
ING U.S., Inc.
ING USA Annuity and Life Insurance Company
Langhorne I, LLC
Lion Connecticut Holdings Inc.
Lion Custom Investments, LLC
Lion II Custom Investments, LLC
Midwestern United Life Insurance Company
Pomona Management LLC
Rancho Mountain Properties, Inc.
ReliaStar Life Insurance Company
ReliaStar Life Insurance Company of New York
Roaring River, LLC
Roaring River II, LLC
Roaring River III, LLC
Roaring River III Holding, LLC
Security Life Assignment Corp.
Security Life of Denver Insurance Company
Security Life of Denver International, Ltd.
SLDI Georgia Holdings, Inc.
Systematized Benefits Administrators, Inc.
Whisperingwind I, LLC
Whisperingwind II, LLC
Whisperingwind III, LLC

Under the intercompany tax sharing agreement, the Company has a receivable of $55.8 for December 31, 2012 and had a receivable of $15.6 for December 31, 2011 to ING US, an affiliate, for federal income taxes. See Note 15 for additional disclosures related to this tax sharing agreement.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

Current income taxes incurred consisted of the following major components:

	Year ended December 31
	2012	2011	2010
	(In Thousands)
Federal tax (benefit) expense on operations	$(48,458)	$(1,283)	$31,403
Federal tax expense (benefit) on capital gains and losses	39,627	(18,781)	(4,646)
Foreign tax expense	(962)	(1,092)	(1,330)
Total current tax (benefit) expense incurred	$(9,793)	$(21,156)	$25,427

The December 31, 2012 balances and related disclosures are calculated and presented pursuant to SSAP No. 101. The December 31, 2011 and December 31, 2010 balances and related disclosures are calculated and presented pursuant to SSAP No. 10R. The Company has elected to admit DTAs pursuant to paragraph 10.e. of SSAP No. 10R for the year ended December 31, 2011 and December 31, 2010.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

The components of the net deferred tax asset (liability) at December 31, 2012 and 2011 are as follows:

		12/31/2012
		Ordinary	Capital	Total
		(In Thousands)

a.	Gross Deferred Tax Assets	$517,723	$55,830	$573,553
b. Statutory Valuation Allowance Adjustments		(1,691)	-	(1,691)
c.	Adjusted Gross Deferred Tax Assets	516,032	55,830	571,862
d. Deferred Tax Assets Nonadmitted		(183,974)	-	(183,974)
e.	Subtotal Net Admitted Deferred Tax Asset	332,058	55,830	387,888
f.	Deferred Tax Liabilities*	(162,016)	(14,230)	(176,246)
g. Net Admitted Deferred Tax Asset/(Net
	Deferred Tax Liablity)	$170,042	$41,600	$211,642

		12/31/2011
		Ordinary	Capital	Total
		(In Thousands)

a.	Gross Deferred Tax Assets	$561,954	$63,757	$625,711
b. Statutory Valuation Allowance Adjustments		(2,093)	-	(2,093)
c.	Adjusted Gross Deferred Tax Assets	559,861	63,757	623,618
d. Deferred Tax Assets Nonadmitted		(211,304)	-	(211,304)
e.	Subtotal Net Admitted Deferred Tax Asset	348,557	63,757	412,314
f.	Deferred Tax Liabilities*	(155,001)	(11,911)	(166,912)
g. Net Admitted Deferred Tax Asset/(Net
	Deferred Tax Liablity)	$193,556	$51,846	$245,402

		Change
		Ordinary	Capital	Total
		(In Thousands)

a.	Gross Deferred Tax Assets	$(44,230)	$(7,927)	$(52,157)
b. Statutory Valuation Allowance Adjustments		402	-	402
c.	Adjusted Gross Deferred Tax Assets	(43,828)	(7,927)	(51,755)
d. Deferred Tax Assets Nonadmitted		27,329	-	27,329
e.	Subtotal Net Admitted Deferred Tax Asset	(16,499)	(7,927)	(24,426)
f.	Deferred Tax Liabilities*	(7,015)	(2,319)	(9,334)
g. Net Admitted Deferred Tax Asset/(Net
	Deferred Tax Liablity)	$(23,514)	$(10,246)	$(33,760)

*A portion of the capital DTL has been used to offset ordinary DTAs

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

The admission calculation components by tax character of admitted adjusted gross deferred tax assets as the result of the application of SSAP No. 101 as of December 31, 2012 and SSAP No. 10R for December 31, 2011 is as follows:

		12/31/2012				12/31/2011			Change
		Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	Admission Calculation Components SSAP No. 101	(In Thousands)
	a. Federal income taxes paid in prior years recoverable
	through loss carrybacks	$-	$-	$-	$-	$-	$-	$-	$-	$-
	b. Adjusted gross deferred tax assets expected to be
	realized (excluding the amount of deferred tax assets from
	(a))after application of the threshold limitation. (the
	lesser of (b)1 and (b)2 below)	170,042	41,600	211,642	193,556	51,846	245,402	(23,514)	(10,246)	(33,760)
1.	Adjusted gross deferred tax assets expected to be
	realized following the balance sheet date	170,042	41,600	211,642	193,556	51,846	245,402	(23,514)	(10,246)	(33,760)
2.	Adjusted gross deferred tax assets allowed per
	limitation threshold	XXX	XXX	310,951	XXX	XXX	295,406	XXX	XXX	15,545
	c. Adjusted gross deferred tax assets (excluding the
	amount of deferred tax assets from (a) and (b) above)
	offset by gross deferred tax liabilities	162,016	14,230	176,246	155,001	11,911	166,912	7,015	2,319	9,334
	d. Deferred tax assets admitted as the result of application
	SSAP No. 101. Total	332,058	55,830	387,888	348,557	63,757	412,314	(16,499)	(7,927)	(24,426)

The ratio percentage and the amount of adjusted capital and surplus used to determine the recovery period and threshold limitation is as follows:

	2012	2011

Ratio percentage used to determine recovery
period and threshold limitation amount.	1,057.54%	875.57%

Amount of adjusted capital and surplus used
to determine recovery period and threshold
limitation.	2,187,489	2,145,851

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

Below shows the calculation to determine the impact of tax planning strategies on adjusted gross and net admitted DTAs:

	12/31/2012
	Ordinary	Capital	Total
Impact of Tax Planning Strategies
Adjusted gross DTAs
(% of Total adjusted gross DTAs)	0.00%	7.27%	7.27%
Net admitted adjusted gross DTAs
(% of Total net admitted adjusted gross DTAs)	4.33%	10.72%	15.05%

	12/31/2011
	Ordinary	Capital	Total

Adjusted gross DTAs
(% of Total adjusted gross DTAs)	0.00%	8.31%	8.31%
Net admitted adjusted gross DTAs
(% of Total net admitted adjusted gross DTAs)	10.13%	12.57%	22.70%

	Change
	Ordinary	Capital	Total

Adjusted gross DTAs
(% of Total adjusted gross DTAs)	0.00%	-1.04%	-1.04%
Net admitted adjusted gross DTAs
(% of Total net admitted adjusted gross DTAs)	-5.80%	-1.85%	-7.65%

The Company’s tax planning strategies include the use of reinsurance.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

The significant components of deferred tax assets and deferred tax liabilities are as

	2012	2011	Change
	(In Thousands)
Deferred Tax Assets
Ordinary:
Discounting of unpaid losses	$359	$403	$(44)
Unearned premium reserve	238	1,258	(1,020)
Policyholder reserves	161,679	223,726	(62,047)
Investments	142,127	123,536	18,591
Deferred acquisition costs	141,059	126,888	14,171
Policyholder dividends accrual	3,459	3,817	(358)
Compensation and benefits accrual	28,743	24,235	4,508
Pension accrual	14,684	25,325	(10,641)
Receivables - nonadmitted*	15,410	22,568	(7,158)
Taxcredit carry-forward	1,691	2,093	(402)
Other (including items <5% of total capital tax assets)	8,274	8,106	168
Subtotal	517,723	561,954	(44,232)

Statutory valuation allowance adjustment	1,691	2,093	(402)
Nonadmitted	183,974	211,304	(27,330)
Admitted ordinary deferred tax assets	$332,058	$348,557	$(16,500)
Capital:
Investments	$55,830	$63,757	$(7,927)
Subtotal	55,830	63,757	(7,927)

Admitted capital deferred tax assets	$55,830	$63,757	$(7,927)

Admitted deferred tax assets	$387,888	$412,314	$(24,427)
Deferred Tax Liabilities
Ordinary:
Investments	$72,087	$67,185	$4,902
Fixed assets	228	-	228
Deferred and uncollected premiums	21,154	58,465	(37,311)
Policyholder reserves	16,932	18,822	(1,890)
Other (including items <5% of total capital taxliabilities)	1,517	1,728	(211)
Subtotal	$111,918	$146,200	$(34,282)
Capital:
Investments	$64,328	$20,712	$43,616
Subtotal	$64,328	$20,712	$43,616
Total deferred taxliabilities	$176,246	$166,912	$9,334

Net deferred tax assets/liabilities	$211,642	$245,402	$(33,761)
* Includes other nonadmitted assets .

The valuation allowance adjustment to gross deferred tax assets as of December 31, 2012 and December 31, 2011 was $1.7 and $2.1, respectively. The net change in the total valuation allowance adjustment was a decrease of $0.4. The valuation allowance adjustment at 2011 and 2012 relates to foreign tax credits. The valuation allowance is provided as it is unlikely that the Company will be able to utilize the foreign tax credits.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

The provision for federal income tax expense and change in deferred taxes differs from the amount which would be obtained by applying the statutory federal income tax rate to income (including capital items) before income taxes for the following reasons:

		2012		2011		2010
		Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate

				(In Thousands)
Ordinary income (loss)		$(152,869)		$(67,472)		$(118,105)
Capital losses		(12,205)		(36,702)		(90,695)
Total pretax income (loss)		(165,074)		(104,174)		(208,800)
Expected tax expense (benefit) at 35% statutory rate		(57,776)	35.0%	(36,461)	35.0%	(73,080)	35.0%
Increase (decrease) in actual tax reported resulting from:
a.	Dividends received deduction	(4,343)	2.6%	(4,418)	4.2%	(4,227)	2.0%
b. Interest maintenance reserve		58,413	-35.4%	1,716	-1.6%	15,265	-7.3%
c.	Settlement of IRS audit	(196)	0.1%	2,732	-2.6%	(6,272)	3.0%
d. Reinsurance		23,453	-14.2%	51,451	-49.4%	128,995	-61.8%
e.	Tax credits	(16,289)	9.9%	(16,289)	15.6%	(15,455)	7.4%
f.	Change in valuation allowance	-	0.0%	(26,233)	25.2%	(51,972)	24.9%
g. Prior year Tax*		7,284	-4.4%	-	0.0%	-	0.0%
h. Liquidation of Subsidiary		27,997	-17.0%	-	0.0%	-	0.0%
i	Other	701	-0.4%	(1,597)	1.5%	(32)	0.0%
Total income tax reported		$39,244	-23.8%	$(29,099)	27.9%	$(6,778)	3.2%

Current income taxes (benefit) expenses incurred		$(9,793)	5.9%	$(21,156)	20.3%	$25,427	-12.2%
Change in deferred income tax**		49,037	-29.7%	(7,943)	7.6%	(32,205)	15.4%
Total income tax reported		$39,244	-23.8%	$(29,099)	27.9%	$(6,778)	3.2%

* As part of the Company's process to adjust the taxprovision to the actual taxreturn as filed, we decreased our estimate of certain deferred taxassets by $7,284.|
** excluding taxon unrealized gains (losses) and other surplus items

As of December 31, 2012, there is no operating loss or tax credit carry forward. The Company has a foreign tax credit carry forward of $1.7 offset by a full tax valuation allowance.

There are no amounts of federal income taxes incurred that will be available for recoupment in the event of future net losses from 2012, 2011 and 2010.

There were no deposits admitted under Section 6603 of the Internal Revenue Service Code as of December 31, 2012.

The Company has no unrecorded tax liability as of December 31, 2012.

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

The Company’s transferable and non-transferable state tax credit assets at December 31, 2012 and 2011 are as follows:

Method of Estimating Utilization of Remaining Transferable State Tax Credit	State	Carrying Value	Unused Credit Remaining
		(In Thousands)
December 31, 2012
Estimated credit based on investment in
low income housing investment	GA	$1,668	$1,216
Fixed credit at time of purchase	AL	1,060	1,553
Total State Tax Credits		$2,728	$2,769

December 31, 2011
Estimated credit based on investment in
motion picture/film production credits	CT	$484	$501
Estimated credit based on investment in
low income housing investment	GA	1,668	1,445
Fixed credit at time of purchase	AL	1,253	1,649
Total State Tax Credits		$3,405	$3,595

The Company does not have any non-transferable or nonadmitted state tax credit assets at December 31, 2012.

A reconciliation of the change in the tax contingencies tax benefits is as follows:

	2012	December 31 2011	2010

	(In Thousands)
Balance at beginning of year	$1,810	$26,160	$7,625
Additions for tax positions related to prior years	-	3,537	27,331
Reductions for tax positions related to prior years	-	(3,537)	(8,214)
Reductions for tax positions settled with their authorities	-	(24,350)	(582)
Balance at end of year	$1,810	$1,810	$26,160

The Company had $1.8 $1.8 and $1.8 of tax contingencies as of December 31, 2012, 2011 and 2010, respectively, that would affect the Company’s effective tax rate if recognized.

The Company recognizes accrued interest and penalties related to tax contingencies in Federal income taxes and Federal income tax expense on the Balance Sheets and Statements of Operations, respectively. The Company had no accrued interest as of December 31, 2012, 2011 and 2010.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

In March of 2012, the Internal Revenue Service (“IRS”) completed its examination of the Company’s return for tax year 2010. The recording of the 2010 IRS Audit Settlement did not have a material impact on the financial statements.

The Company is currently under audit by the IRS for tax years 2011 through 2013, and it is expected that the examination for 2011 will be finalized within the next twelve months. The timing of the payment of the unrecognized tax benefit of $1.8 cannot be reliably estimated. The Company and the IRS have agreed to participate in the Compliance Assistance Program (“CAP”) for tax years 2011 through 2013.

10.	Investment in and Advances to Subsidiaries

The Company has four wholly owned insurance subsidiaries at December 31, 2012, ReliaStar Life Insurance Company of New York (“RNY”), Whisperingwind II, LLC (“WWII”), Roaring River, LLC (“RRLLC”) and Roaring River II, LLC (“RRIILLC”). December 31, 2011, the Company also had Whisperingwind, LLC (“WWI”) as a wholly owned subsidiary. As of December 31, 2012, the Company dissolved this wholly owned subsidiary.

Amounts invested in and advanced to the Company’s subsidiaries are summarized follows:

	December 31
	2012	2011
	(In Thousands)
Common stock (cost - $283,016 in 2012 and $283,016 in 2011)	$334,589	$281,525
Limited liability companies (cost - $348,904 in 2012 and $549,998 in 2011)	40,807	-
	$375,396	$281,525

Summarized financial information as of and for the year ended December 31 for these subsidiaries is as follows:

	December 31
	2012	2011	2010
	(In Thousands)
Revenues	$(757,365)	$688,705	$515,246
Income (loss) before net realized gains and losses	949,903	(526,680)	(91,110)
Net income (loss)	693,942	(372,917)	(98,150)
Admitted assets	4,413,443	6,071,640	5,246,718
Liabilities	3,725,183	5,025,056	4,033,123

Asset and liability amounts for RNY, WWI, WWII, RRLLC and RRIILLC are included in the above table, however, the Company’s carrying amount for RRLLC and RRIILLC is zero.

The Company received no cash dividends from RNY during years ended December 31, 2012, 2011 and 2010.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

On October 27, 2006, the Company created a South Carolina domiciled, wholly owned subsidiary, WWI, as a limited liability company. WWI received its licensure as a special purpose financial captive insurance company (“Captive”) from the Director of the South Carolina Department of Insurance on May 29, 2007. After receiving all required and customary regulatory approvals, WWI commenced doing business as a Captive on May 29, 2007.

On December 19, 2012, a final return of capital of $46.1 was paid to the Company from WWI. As of December 31, 2012, the Company dissolved this wholly owned subsidiary. The following table summarizes key financial information related to WWI:

	December 31
	2012	2011	2010
	(In Thousands)
Carrying Value of WWI	$-	$-	$-
Return of Capital to WWI	46,102	-	-
Dividends Received from WWI	-	-	50,000
Ceded Premium to WWI	-	56,306	58,382
Ceded Reserves to WWI	-	487,704	401,100
Ceded Insurance In Force to WWI	-	38,828,682	40,306,331

On October 27, 2006, the Company created a South Carolina domiciled, wholly owned subsidiary, WWII, as a limited liability company. WWII received its licensure as a Captive from the Director of the South Carolina Department of Insurance on October 26, 2007. After receiving all required and customary regulatory approvals, WWII commenced doing business as a Captive on November 1, 2007. The following table summarizes key financial information related to WWII:

	December 31
	2012	2011	2010
		(In Thousands)
Carrying Value of WWII	$40,807	$-	$-
Contributed Capital to WWII	-	-	-
Dividends Received from WWII	-	-	60,000
Ceded Premium to WWII	22,403	28,174	32,310
Ceded Reserves to WWII	-	334,669	281,513
Ceded Insurance In Force to WWII	-	791,901	795,002

On October 1, 2012, all business in WWII was novated to FNL Insurance Company, LTD. (“FNL”).

On September 12, 2008, the Company created a Missouri domiciled, wholly owned subsidiary, RRLLC, as a limited liability company. RRLLC received its licensure as a Captive from the Director of the Missouri Department of Insurance on December 26, 2008. After receiving all required and customary regulatory approvals, RRLLC

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

commenced doing business as a Captive on January 1, 2008. The following table summarizes key financial information related to RRLLC:

	December 31
	2012	2011	2010
	(In Thousands)
Carrying Value of RRLLC	$-	$-	$-
Contributed Capital to RRLLC	-	50,000	-
Dividends Received from RRLLC	90,000	-	-
Ceded Premium to RRLLC	276,412	230,131	(383,221)
Ceded Reserves to RRLLC	131,670	289,675	204,000
Ceded Insurance In Force to RRLLC	36,766,016	107,774,492	71,715,096

On March 29, 2010, the Company created RRIILLC under the laws of the State of Missouri. RRIILLC received its licensure as a Captive pursuant to Missouri Revised Statutes Chapter 379 Sections 379.1353 to 379.1421 and the rules, regulations and interpretations of the Missouri Department of Insurance. The following table summarizes key financial information related to RRIILLC:

	December 31
	2012	2011	2010
	(In Thousands)
Carrying Value of RRIILLC	$-	$-	$-
Contributed Capital to RRIILLC	40,000	-	218
Dividends Received from RRIILLC	25,000	-	-
Ceded Premium to RRIILLC	103,362	121,746	509,107
Ceded Reserves to RRIILLC	980,319	775,771	515,535
Ceded Insurance In Force to RRIILLC	97,283,650	101,365,594	60,726,013

11.	Reinsurance

The Company is involved in both ceded and assumed reinsurance with other companies for the purpose of diversifying risk and limiting exposure on larger risks. To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion reinsured. To minimize its exposure to significant losses from the reinsurer insolvencies, the Company evaluates the financial condition of the reinsurer and monitors concentrations of credit risk.

Assumed premiums amounted to $93.6, $154.0 and $262.3 for 2012, 2011 and 2010, respectively.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

The Company’s ceded reinsurance arrangements reduced certain items in the accompanying financial statements by the following amounts:

	2012	2011	2010
	(In Thousands)
Premiums for the year ended	$2,201,366	$2,267,780	$2,928,711
Benefits paid or provided for the year ended	1,534,628	1,519,210	1,673,849
Policy and contract liabilities at year end	7,294,979	5,679,673	5,042,812

The amount of reinsurance credits taken for new agreements executed since January 1, 2012 to include policies or contracts that were in force or which had existing reserves established by the Company, were $2.7 billion.

The Company has reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. The aggregate reduction in surplus of a unilateral cancelation by the reinsurer which results in a net obligation of the reporting entity to the reinsurer is $2.5 and the total amount of reinsurance credits taken for these agreements is $2.3.

The Company estimates that an aggregate reduction in surplus of $3.1 billion would occur in the event that all reinsurance agreements were terminated, by either party, as of December 31, 2012. This excludes any agreements under which the reinsurer may unilaterally cancel for reasons other than nonpayment of premium or other similar credits.

Group Reinsurance Transaction: Effective January 1, 2010, the Company entered into coinsurance agreements with various subsidiaries of Reinsurance Group of America Incorporated (“RGA”). Under the terms of the agreements, the Company ceded to RGA 100% of various blocks of business issued by ING Reinsurance, including Group Life, Accident and Special Risk, Medical, Managed Care, and Long-term Disability contracts (the “Contracts”). RGA paid the Company a ceding commission of $129.8 in the form of cash ($103.8) and assets ($26.0). The ceding commission was established as a deferred gain of $129.8, which is reflected in Capital and Surplus and is being amortized over the reinsurance period. The Company pays RGA premiums, fees, tax refunds and credits, reinsurance recoverable, and any other payments due, under the Contracts. Under the terms of the agreement, RGA is required to provide the Company security for the Company’s full statutory reserve credit for reinsurance by providing a 100% collateralized security trust. RGA has established trusts with The Bank of New York and CIBC Mellon as the trustees and the Company as beneficiary in which the Company deposited $0.0 and $25.7 as of December 31, 2012 and 2011, respectively.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

12.	Capital and Surplus

Under Minnesota insurance regulations, the Company is required to maintain a minimum total capital and surplus of $2.0. Additionally, the amount of dividends which can be paid by the Company to its shareholder without prior approval of the Minnesota Division of Insurance is limited to the greater of the net gain from operations excluding realized capital gains or 10% of surplus at December 31 of the preceding year.

Lion loaned $100.0 to the Company under a surplus note dated December 1, 2001. The surplus note provides, subject to the regulatory constraints discussed below, that (1) it is a surplus note which will mature on September 15, 2021, with principal due at maturity, but payable without penalty, in whole or in part before maturity; (2) interest is payable at a variable rate based upon an annualized yield rate for U.S. Treasury Bonds payable semiannually; and (3) in the event that the Company is in default in the payment of any required interest or principal, the Company cannot pay cash dividends on its capital stock (all of which is owned directly by Lion). The surplus note further provides that there may be no payment of interest or principal without the express approval of the Minnesota Department of Commerce. For the year ended December 31, 2012, 2011 and 2010, interest paid totaled $2.7, $3.7 and $3.4, respectively. There is no accrued interest for the years ended December 31, 2012 and 2011.

The Company received capital contributions from Lion of $0 and $102.0 during 2012 and 2011, respectively. Of the $102.0 received in 2011, $50.0 was paid to the Company on February 18, 2011 and the Company received permission from the Minnesota Department of Commerce to count this contribution as a receivable at December 31, 2010 per SSAP No. 72, Surplus and Quasi-reorganizations (“SSAP 72”).

On June 26, 2012, with the permission of the Minnesota Department of Commerce, the Company paid an extraordinary dividend to its parent, Lion, in the amount of $130.0. The Company paid dividends of $0.0 and $221.0 to Lion during 2011 and 2010, respectively.

Life and health insurance companies are subject to certain Risk Based Capital requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. The Company exceeded the minimum RBC requirements that would require any regulatory or corrective action for all periods presented herein.

13.	Fair Values of Financial Instruments

In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

comparison to independent markets and, in many cases, could not be realized in immediate settlement of the financial instrument. Accordingly, the aggregate fair value amounts presented herein do not represent the underlying value of the Company.

Life insurance liabilities that contain mortality risk and all nonfinancial instruments have been excluded from the disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The following methods and assumptions are used by the Company in estimating the fair value disclosures for financial instruments in the accompanying financial statements and notes thereto:

Cash, cash equivalents and short term investments: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments approximate their fair values.

Bonds and equity securities: The Company utilizes a number of valuation methodologies to determine the fair values of its bonds, preferred stocks and common stocks reported herein in conformity with the concepts of “exit price” and the fair value measurement as prescribed in SSAP No. 100. Valuations are obtained from third party commercial pricing services, brokers, and industry-standard vendor-provided software that models the value based on market observable inputs. The valuations obtained from brokers and third-party commercial pricing services are non-binding. The valuations are reviewed and validated monthly through the internal valuation committee price variance review, comparisons to internal pricing models, back testing to recent trades, or monitoring of trading volumes.

Fair values of privately placed bonds are determined using a matrix-based pricing model. The model considers the current level of risk-free interest rates, current corporate spreads, the credit quality of the issuer, and cash flow characteristics of the security. Also considered are factors such as the net worth of the borrower, the value of collateral, the capital structure of the borrower, the presence of guarantees, and the Company’s evaluation of the borrower’s ability to compete in its relevant market. Using this data, the model generates estimated market values which the Company considers reflective of the fair value of each privately placed bond.

For securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placement investments, are estimated by discounting the expected future cash flows. The discount rates used vary as a function of factors such as yield, credit quality, and maturity, which fall within a range between 1.1% and 8.9% over the total portfolio. The Company’s statutory fair

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

values represent the amount that would be received to sell securities at the measurement date (i.e. “exit value” concept).

Mortgage loans: Estimated fair values for commercial real estate loans were generated using a discounted cash flow approach. Loans in good standing are discounted using interest rates determined by U.S. Treasury yields on December 31 and spreads applied on new loans with similar characteristics. The amortizing features of all loans are incorporated in the valuation. Where data on option features is available, option values are determined using a binomial valuation method, and are incorporated into the mortgage valuation. Restructured loans are valued in the same manner; however, these loans were discounted at a greater spread to reflect increased risk.

Derivative financial instruments: Fair values for derivative financial instruments are based on broker/dealer valuations or on internal discounted cash flow pricing models, taking into account current cash flow assumptions and the counterparties’ credit standing.

The carrying value of all other financial instruments approximates their fair value.

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which becomes more significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

Derivatives are carried at fair value, which is determined using the Company’s derivative accounting system in conjunction with observable key financial data from third-party sources, such as yield curves, exchange rates, S&P 500 Index prices and London

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

Interbank Offered Rates (“LIBOR”) and Overnight Index Swap Rates (“OIS”). Effective June 30, 2012, the Company began using OIS curve for discounting the cash flows rather than LIBOR curve for rate derivatives. For those derivatives that are unable to be valued by the accounting system, the Company typically utilizes values established by third-party brokers. Derivatives which qualify for special hedge accounting treatment are reported in a manner that is consistent with the accounting for the hedged asset or liability.

The Company’s financial assets and liabilities have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100.

The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. Financial assets and liabilities recorded at fair value on the Balance Sheets are categorized as follows:

§	Level 1 – Unadjusted quoted prices for identical assets or liabilities in an active market.
§

Level 2 – Quoted prices in markets that are not active or inputs that are observable either  directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

	a)	Quoted prices for similar assets or liabilities in active markets;
	b)	Quoted prices for identical or similar assets or liabilities in non-active markets;
	c)	Inputs other than quoted market prices that are observable; and
	d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

§

Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These valuations, whether derived internally or obtained from a third party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

The following table shows the Company’s financial instruments and the Level within the fair value hierarchy in which the fair value measurements fall as of December 31, 2012:

	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3

		(In Thousands)
Assets:
Fixed maturities, including securities pledged	$15,834,755	$14,211,745	$1,082,289	$14,534,019	$218,447
Preferred stock	40,215	33,148	20,062	-	20,153
Common stock	18,543	18,543	17,184	-	1,359
Mortgage loans	2,034,564	1,968,589	-	-	2,034,564
Contract loans	677,563	677,563	677,563	-	-
Other invested assets	219,536	196,544	-	219,442	94
Cash, cash equivalents and short-
term investments	887,515	887,590	887,472	43	-
Derivatives
Credit contracts	32	186	-	32	-
Equity contracts	1,089	1,089	-	1,082	7
Foreign exchange contracts	388	111	-	388	-
Interest rate contracts	142,382	142,382	-	142,382	-
Separate account assets	1,963,501	1,963,501	1,933,598	22,183	7,720
Total Assets	$21,820,083	$20,100,991	$4,618,168	$14,919,571	$2,282,344

Liabilities:
Deposit type contracts	$650,327	$646,725	$-	$615,334	$34,993
Supplementary contracts and immediate annuities	83,591	72,112	-	37,028	46,563
Derivatives
Credit contracts	(5,326)	7,361	-	(5,326)	-
Foreign exchange contracts	17,077	-	-	17,077	-
Interest rate contracts	199,118	153,998	242	179,530	19,346
Total Liablilities	$944,787	$880,196	$242	$843,643	$100,902

The Company did not have any financial instruments for which it was not practicable to estimate the fair value.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

The carrying amounts and fair values of the Company’s financial instruments as of December 31, 2011 are summarized as follows:

	Carrying Amount	Fair Value

	(In Thousands)
Assets:
Bonds	$13,363,097	$14,743,153
Preferred stocks	31,448	37,709
Unaffiliated common stocks	31,114	31,114
Mortgage loans	1,951,346	2,010,751
Derivatives
Credit Contracts	1,034	(878)
Equity Contracts	876	876
Foreign Exchange Contracts	-	711
Interest Rate Contracts	133,533	133,533
Securities lending reinvested collateral	86,974	86,974
Contract loans	644,563	644,563
Cash, cash equivalents and
short term investments	674,075	674,075
Separate account assets	1,887,112	1,887,112
Liabilities:
Derivatives
Credit Contracts	14,771	10,457
Foreign Exchange Contracts	115	25,671
Interest Rate Contracts	152,367	210,293
Payable for securities lending	86,974	86,974

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

Dollar amounts in millions, unless otherwise stated)

The table below shows assets and liabilities measured and reported at fair value in which the fair value measurements use quoted prices in active markets for identical assets or liabilities (Level 1), significant other observable input (Level 2) and significant unobservable inputs (Level 3) as of December 31, 2012 and December 31, 2011:

At December 31, 2012	Level 1	Level 2	Level 3	Total

	(In Thousands)
Assets:
Bonds
US corporate, state & municipal	$-	$2,879	$-	$2,879
Residential mortgage-backed	-	1,860	-	1,860
Preferred stock	-	-	-	-
Common stock	17,183	-	1,360	18,543
Cash, cash equivalents and short-
term investments	136,347	-	-	136,347
Derivatives
Equity contracts	-	1,082	7	1,089
Foreign exchange contracts		110		110
Interest rate contracts		142,382		142,382
Separate account assets	1,933,598	22,183	7,720	1,963,501
Total assets	$2,087,128	$170,496	$9,087	$2,266,711

Liabilities:
Deposit type contracts	$-	$615,334	$-	$615,334
Supplementary contracts and immediate annuities		37,028		37,028
Derivatives
Credit contracts	-	14	-	14
Interest rate contracts	242	134,410	19,346	153,998
Total liabilities	$242	$786,786	$19,346	$806,374

The Company did not have any security transfers between Level 1 and Level 2 during 2012. The Company’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

At December 31, 2011
	Level 1	Level 2	Level 3	Total
	(In Thousands)
Assets:
Bonds
Residential mortgage-backed	$-	$2,580	$-	$2,580
Preferred stock	-	-	2,597	2,597
Common stock	29,356	-	1,758	31,114
Cash, cash equivalents and short-
term investments	471,735	-	-	471,735
Derivatives
Equity contracts	-	-	877	877
Interest rate contracts	4,144	129,388	-	133,532
Separate account assets	1,841,714	45,398	6,914	1,894,026
Total assets	$2,346,949	$177,366	$12,146	$2,536,461

Liabilities:
Derivatives
Credit contracts	$-	$67	$5,318	$5,385
Foreign exchange contract	-	114	-	114
Interest rate contracts	-	106,642	45,725	152,367
Interest rate swaps	-	-	-	-
Total liabilities	$-	$106,823	$51,043	$157,866

The Company did not have any security transfers between Level 1 and Level 2 during 2011. The Company’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

Bonds: Securities that are carried at fair value on the balance sheet are classified as Level 2 or Level 3. Level 2 bond prices are obtained through several commercial pricing services, which incorporate a variety of market observable information in their valuation techniques, including benchmark yields, broker-dealer quotes, credit quality, issuer spreads, bids, offers and other reference data to provide estimated fair values. Fair value for privately placed bonds is determined using a matrix-based pricing model and are classified as Level 2 assets. When a price cannot be obtained from a commercial pricing service, independent broker quotes are solicited. Securities priced using independent broker quotes are classified as Level 3. The Company’s level 3 fair value measurements of its bonds, common stock, preferred stock and equity and credit derivative contracts are primarily based on broker quotes for which the quantitative detail of the unobservable inputs is neither provided nor reasonably corroborated, thus negating the ability to perform a sensitivity analysis.

Preferred and Common Stock: Fair values of publicly traded equity securities are based upon quoted market price and are classified as Level 1 assets. Certain preferred stock prices are obtained through commercial pricing services and are classified as Level 2 assets. Other equity securities, typically private equities or equity securities not traded on an exchange are valued by other sources such as analytics or brokers and are classified as Level 3 assets.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

Cash and cash equivalents and short-term investments: The carrying amounts for cash reflect the assets’ fair values. The fair values for cash equivalents and short-term investments are determined based on quoted market prices. These assets are classified as Level 1.

Derivatives: The carrying amounts for these financial instruments, which can be assets or liabilities, reflect the fair value of the assets and liabilities. Certain derivatives are carried at fair value (on the Balance Sheets), which is determined using the Company’s derivative accounting system in conjunction with observable key financial data, such as yield curves, exchange rates, S&P 500 Index prices, LIBOR, and OIS, which are obtained from third party sources and uploaded into the system. Effective June 30, 2012, the Company began using the OIS curve for discounting cash flows rather than the LIBOR curve rate derivatives. For those derivatives that are unable to be valued by the accounting system, the Company typically utilizes values established by third party brokers. Counterparty credit risk is considered and incorporated in the Company’s valuation process through counterparty credit rating requirements and monitoring of overall exposure. The Company’s own credit risk is monitored by comparison of credit ratings from national rating services. It is the Company’s policy to transact only with investment grade counterparties with a credit rating of A- or better. The Company also has certain swaps and options that are priced using models that primarily use market observable inputs, but contain inputs that are not observable to market participants, which have been classified as Level 3. However, all other derivative instruments are valued based on market observable inputs and are classified as Level 2.

Assets held in separate accounts: Assets held in separate accounts are reported at the quoted fair values of the underlying investments in the separate accounts. Mutual funds, short-term investments and cash are based upon a quoted market price and are included in Level 1. The underlying instruments in bonds have valuations that are obtained from third-party commercial pricing services and brokers and are classified in the fair value hierarchy consistent with the policies described above for fixed maturities.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

The following table summarizes the change in fair value of the Company’s Level 3 assets and liabilities for the year ended December 31, 2012:

At December 31, 2012
	Bonds					Derivatives
			Preferred	Common	Equity	Credit	Interest Rate	Separate
	Corporate		Stock	Stock	Contracts	Contracts	Contracts	Accounts	Total
					(In Thousands)
Beginning of the year		$-	$2,597	$1,758	$876	$(5,318)	$(45,725)	$6,914	$(38,898)
Transfers into Level 3		-	-	677	-	-	-	1,128	1,805
Transfers out of Level 3	(1,711)		(2,650)	-	(876)	-	-	-	(3,526)
Total gains (losses)
included in income		-	-	-	(1)	(6,061)	848	-	(5,214)
Total gains (losses)
included in surplus		-	53	(60)	-	5,318	25,531	24	30,866
Purchases	1,711		-	-	8	-	-	-	8
Issues		-	-	-	-	-	-	-	-
Sales		-	-	(1,015)	-	6,061	-	(13)	5,033
Settlements		-	-	-	-	-	-	(333)	(333)
Ending of the year		$-	$-	$1,360	$7	$-	$(19,346)	$7,720	$(10,259)

The transfers out of Level 3 during the year ended December 31, 2012 are due to the variation in inputs relied upon for valuation each quarter. Securities that are primarily valued using independent broker quotes when prices are not available from one of the commercial pricing services are reflected as transfers into Level 3, as these securities are generally less liquid with very limited trading activity or where less transparency exists corroborating the inputs to the valuation methodologies. When securities are valued using more widely available information, the securities are transferred out of Level 3 and into Level 1 or 2, as appropriate.

During the year ended December 31, 2012, the Company transferred certain derivative contracts from Level 3 to Level 2. These contracts include options on S&P which are all valued using observable inputs.

The following table summarizes the change in fair value of the Company’s Level 3 assets and liabilities for the year ended December 31, 2011:

At December 31, 2011
	Bonds				Derivatives
	RMBS/FX	ABS	Preferred Stock	Common Stock	Equity Contracts	Credit Contracts	Interest Rate Contracts	Separate Accounts	Total

	(In Thousands)
Beginning of the year	$7,112	$2,394	$548	$10,844	$2,259	$-	$(28,201)	$7,662	$2,618
Transfers into Level 3	-	-	2,527	-	-	-	-		2,527
Transfers out of Level 3	(7,112)	(2,394)	(548)	(8,846)	-	-	-	-	(18,900)
Total gains (losses)									-
included in income	-	-	-	-	48	-	845	-	893
Total gains (losses)
included in surplus	-	-	70	(283)	-	(5,318)	(18,369)	51	(23,849)
Purchases	-	-	-	44	1,270	-	-		1,314
Issues	-	-	-	-	-	-	-		-
Sales	-	-	-	(1)	(2,701)	-	-		(2,702)
Settlements	-	-	-	-	-	-	-	(799)	(799)
Ending of the year	$-	$-	$2,597	$1,758	$876	$(5,318)	$(45,725)	$6,914	$(38,898)

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

The transfers out of Level 3 during the year ended December 31, 2011 in bonds are primarily due to the Company’s determination that the market for subprime residential mortgage-backed securities (“RMBS”) has become sufficiently active. While the valuation methodology has not changed, the Company has concluded that frequency of transactions in the market for subprime RMBS securities constitute an active market and therefore are now classified as Level 2.

The remaining transfers in and out of Level 3 during the year ended December 31, 2011 are due to the variation in inputs relied upon for valuation each quarter. Securities that are primarily valued using independent broker quotes when prices are not available from one of the commercial pricing services are reflected as transfers into Level 3, as these securities are generally less liquid with very limited trading activity or where less transparency exists corroborating the inputs to the valuation methodologies. When securities are valued using more widely available information, the securities are transferred out of Level 3 and into Level 1 or 2, as appropriate.

14. Commitments and Contingencies

Guarantee Agreement: The Company, effective January 2002, entered in a guarantee agreement with two other ING affiliates whereby it is jointly and severally liable for $250.0 obligation of another ING affiliate, Security Life of Denver International Limited (“SLDI”), through December 18, 2023. The Company’s Board of Directors approved this transaction on April 25, 2002. The two affiliated life insurers were Security-Connecticut Life Insurance Company (“SCL”), which subsequently merged into the Company, and Security Life of Denver Insurance Company (“SLD”). The joint and several guarantees of the two remaining insurers are capped at $250.0. If SLDI were to default on its payment obligation, the Company would be required to make the payments on SLDI’s behalf. The State of Colorado and the State of Minnesota did not disapprove the guarantee agreement. As of December 31, 2012, no payments have been required under the guarantee and the potential amount of future payments is remote, therefore, no contingent liability or payment expense has been recorded. The Company has recorded a non-contingent liability for the ongoing obligation to provide the guarantee of $1.1 and $1.3 as of December 31, 2012 and 2011, respectively. This liability will amortize over the life of the agreement as the guarantee obligation expires.

Due to the ratings downgrade of the Company by Moody’s Inc. on October 27, 2009, the Company was contractually required to collateralize its guarantee obligation. Accordingly, on January 22, 2010 the Company provided a letter of credit from the Federal Home Loan Bank of Des Moines (“FHLB”) in support of this obligation. The Company pledged assets with a market value of $323.8 and $337.2 as of December 31, 2012 and 2011, respectively, to the FHLB as collateral for the letter of credit.

Investment Purchase Commitments: As part of its overall investment strategy, the Company has entered into agreements to purchase securities of $131.3 and $244.3 at

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

December 31, 2012 and 2011, respectively. The Company is also committed to provide additional capital contributions for partnerships of $57.0 and $102.7 at December 31, 2012 and 2011, respectively.

Operating Leases: The Company is party to certain cost sharing agreements with other affiliated ING U.S. companies. Included in those cost sharing arrangements is rent expense, which is allocated to the Company in accordance with systematic cost allocation arrangements. During the years ended December 31, 2012, 2011 and 2010, rent expense totaled $2.8, $3.0 and $2.6, respectively.

The Company does not have any minimum aggregate rental commitments under the cost sharing arrangements and service agreements. The Company does not have any future minimum lease payment receivables under the cost sharing arrangements and service agreements.

Litigation: The Company is involved in threatened or pending lawsuits/arbitrations arising from the normal conduct of business. Due to the climate in insurance and business litigation/arbitrations, suits against the Company sometimes include claims for substantial compensatory, consequential, or punitive damages, and other types of relief. Moreover, certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals. While it is not possible to forecast the outcome of such lawsuits/arbitrations, in light of existing insurance, reinsurance, and established reserves, it is the opinion of management that the disposition of such lawsuits/arbitrations will not have a materially adverse effect on the Company’s operations or financial position.

Regulatory Matters: As with many financial services companies, the Company and its affiliates periodically receive informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with examinations, inquiries, investigations and audits of the products and practices of the Company or the financial services industry. Considerable regulatory scrutiny currently is being focused on whether and to what extent life insurance companies are using the Unites States Social Security Administration’s Death Master File (“SSDMF”) to proactively ascertain when customers have deceased and to pay benefits even where no claim for benefits has been made. The Company has received industry-wide and company-specific inquiries and is engaged in market conduct examinations with respect to its claims settlement practices, use of the SSDMF, and compliance with unclaimed property laws. A majority of states are conducting an audit of the Company’s compliance with unclaimed property laws. The Company also has been reviewing whether benefits are owed and whether reserves are adequate in instances where an insured appears to have died, but no claim for death benefits has been made. Some of the investigations, exams, inquiries and audits could result in regulatory action against the Company. The potential outcome of such action is difficult to predict but could subject the Company to adverse consequences, including, but not limited to, settlement payments, additional payments to beneficiaries, and additional escheatment of funds deemed abandoned under

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

state laws. They may also result in fines and penalties and changes to the Company’s procedures for the identification and escheatment of abandoned property, and other financial liability. While it is not possible to predict the outcome of any such action, or internal or external investigations, examinations, reviews or inquiries, management does not believe that they will have a material adverse effect on the Company’s financial position. It is the practice of the Company and its affiliates to cooperate fully in these matters.

Liquidity: The Company’s principal sources of liquidity are product charges, investment income, premiums, proceeds from the maturity and sale of investments, and capital contributions. Primary uses of these funds are payments of commissions and operating expenses, interest credits, investment purchases, and contract maturities, withdrawals, death benefits and surrenders.

The Company’s liquidity position is managed by maintaining adequate levels of liquid assets, such as cash, cash equivalents, and short-term investments. Asset/liability management is integrated into many aspects of the Company’s operations, including investment decisions, product development, and determination of crediting rates. As part of the risk management process, different economic scenarios are modeled, including cash flow testing required for insurance regulatory purposes, to determine that existing assets are adequate to meet projected liability cash flows. Key variables in the modeling process include interest rates, anticipated contract owner behavior, and variable separate account performance. Contract owners bear the investment risk related to variable annuity products, subject, in limited cases, to certain minimum guaranteed rates.

The fixed account liabilities are supported by a general account portfolio principally composed of fixed rate investments with matching duration characteristics that can generate predictable, steady rates of return. The portfolio management strategy for the general account considers the assets available-for-sale. This strategy enables the Company to respond to changes in market interest rates, prepayment risk, relative values of asset sectors and individual securities and loans, credit quality outlook, and other relevant factors. The Company’s asset/liability management discipline includes strategies to minimize exposure to loss as interest rates and economic and market conditions change. In executing this strategy, the Company uses derivative instruments to manage these risks. The Company’s derivative counterparties are of high credit quality.

During 2009, the Company took certain actions to reduce its exposure to interest rate and market risks. These actions included reducing guaranteed interest rates for new business, reducing credited rates on existing business, curtailing sales of some products, reassessment of the investment strategy with a focus on U.S. Treasury and investment grade assets, as well as hedging certain funds which previously were not hedged and continuing a hedging program to mitigate the impact of potential declines in equity markets and their impact on regulatory capital. Since 2009, the Company has continued to maintain a strong liquidity position and reduce exposure to below investment grade

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

and structured assets, albeit at a reduced pace in 2011 and 2012. New investments over that time have primarily been in public and private investment grade corporate bonds and commercial mortgage whole loans.

ING Restructuring Plan: In October 2009, ING submitted a restructuring plan (the “2009 Restructuring Plan”) to the European Commission (“EC”) in order to receive approval for state aid, the ING-Dutch State Transactions, granted to ING by the Dutch State in November 2008 and March 2009. To receive approval for this state aid, ING was required to divest its insurance and investment management businesses, including the Company.

In November 2009, the 2009 Restructuring Plan received formal EC approval and the separation of insurance and banking operations and other components of the 2009 Restructuring Plan were approved by ING’s shareholders. On January 28, 2010, ING announced the filing of its appeal with the General Court of the European Union against specific elements of the EC’s decision regarding the 2009 Restructuring Plan.

On March 2, 2012, the General Court handed down its judgment in relation to ING’s appeal and annulled part of the EC’s state aid decision. Subsequently, the EC filed an appeal against the General Court’s judgment before the Court of Justice of the European Union. In parallel, the EC adopted a decision on May 11, 2012 that approved the state aid granted to ING as compatible with the internal market on the basis of ING’s 2009 Restructuring Plan. On the same date, the EC adopted an interim decision which opened an investigation concerning certain amendments and elements of the 2009 Restructuring Plan (the “Investigation”). On November 19, 2012, ING and the EC announced that the EC approved amendments to the 2009 Restructuring Plan (“the 2012 Amended Restructuring Plan.”) The deadline as agreed with the EC in the 2012 Amended Restructuring Plan requires ING to divest at least 25% of its U.S. insurance and investment businesses, including the Company by December 31, 2013, more than 50% of its U.S. insurance and investment businesses including the Company by December 31, 2014, and 100% of its U.S. insurance and investment businesses including the Company by December 31, 2016. The divestment of 50% of the of its U.S. insurance and investment businesses including Company is measured in terms of a divestment of over 50% of the shares of ING US, the loss of ING’s majority of directors on ING US, board of directors and the accounting deconsolidation of ING U.S., Inc. The Investigation has been finalized by the EC and ING’s appeal against the EC’s May 11, 2012 decision has been withdrawn. In case ING does not satisfy its commitment to divest its U.S. insurance and investment businesses including the Company as agreed with the EC, the Dutch State will renotify the recapitalization measure to the EC. In such a case the EC may require additional restructuring measures or take enforcement actions against ING, or, at the request of ING and the Dutch State, could allow ING more time to complete the divestment.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

On March 7, 2012, S&P affirmed the insurance financial strength rating of the Company at “A-” and revised the outlook to Stable from Watch Negative.

On April 17, 2012, Moody’s affirmed the A3 insurance financial strength the Company with a stable outlook.

On July 23, 2012, A.M. Best removed from under review with negative implications and affirmed the “A” financial strength rating of the Company. A.M. Best assigned a stable outlook to the rating. The ratings recognize ING US’s strong market position in the life insurance and retirement markets, profitable operating results and improved levels of risk-adjusted capital. The assigned ratings reflect AM Best’s expected completion of ING Group’s planned IPO of its U.S. operations.

On January 7, 2013, Fitch affirmed the A- insurer financial strength rating of the Company. Furthermore, Fitch removed the rating from Ratings Watch Evolving and assigned a stable outlook to the rating. Resolution of the Rating Watch Evolving reflects the progress ING U.S., Inc. (ING US), the Company’s parent holding company, has made over the past several years to become an independent public company, separate from its Dutch parent, ING Verzekeringen.

15. Financing Agreements

The Company maintains a reciprocal loan agreement with ING US to promote efficient management of cash and liquidity and to provide for unanticipated short-term cash requirements. Under this agreement, which expires December 31, 2020, the Company and ING US can borrow up to 2% of the Company’s admitted assets, excluding separate account assets, as of December 31 of the preceding year from one another. Interest on any Company borrowing is charged at the rate of ING US’s cost of funds for the interest period plus 0.15%. Interest on any ING US borrowings is charged at a rate based on the prevailing interest rate of U.S. commercial paper available for purchase with a similar duration. Under this agreement, the Company received interest income of $0.3, $0.7 and $0.6 for the years ended December 31, 2012, 2011, and 2010, respectively.

Through this reciprocal loan agreement, the Company had no borrowings in 2012 and borrowed $10.0 and repaid $10.0 in 2011. These borrowings were on a short term basis, at an interest rate that approximated current money market rates and excludes borrowings from reverse dollar repurchase transactions. Interest expense on borrowed money was $0.0, $0.0 and $0.0 during 2012, 2011 and 2010, respectively.

The Company is the beneficiary of letters of credit totaling $711.7; terms of the letters of credit provide for automatic renewal for the following year at December 31, unless

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

16.	Related Party Transactions

Cost Sharing Arrangements: Management and services contracts and all cost sharing arrangements with other affiliated ING US companies are allocated among companies in accordance with systematic cost allocation methods.

Investment Management: The Company has entered into an investment advisory agreement with ING Investment Management, LLC (“IIM”) under which IIM provides the Company with investment management services. The Company has entered into an administrative services agreement with IIM under which IIM provides the Company with asset liability management services. Beginning in 2010, IIM began using competitive market rates to bill the Company for both the asset management and ancillary services provided. Total fees paid by the Company to IIM under the agreement were approximately $35.5, $32.9 and $30.7 for the years ended December 31, 2012, 2011 and 2010, respectively.

Services Agreements: The Company has entered into an inter-insurer services agreement with certain of its affiliated insurance companies in the United States (“affiliated insurers”) whereby the affiliated insurers provide certain administrative, management, professional, advisory, consulting, and other services to each other. The Company has entered into a services agreement with ING North America whereby ING North America provides certain administrative, management, professional, advisory, consulting and other services to the Company. The Company has entered into a services agreement with RNY whereby the Company provides certain administrative, management, professional, advisory, consulting and other services to RNY. The Company has entered into a services agreement with ING Financial Advisers, LLC (“ING FA”) to provide certain administrative, management, professional advisory, consulting, and other services to the Company for the benefit of its customers. Charges for these services are determined in accordance with fair and reasonable standards with neither party realizing a profit nor incurring a loss as a result of the services provided to the Company. The Company will reimburse ING FA for direct and indirect costs incurred on behalf of the Company. The Company entered into a services agreement with Whisperingwind I, LLC (“WWI”) and ING North America whereby the Company and ING North America provide certain administrative, management, professional, advisory, consulting and other services to WWI. The Company entered into a services agreement with WWII and ING North America whereby the Company and ING North America provide certain administrative, management, professional, advisory, consulting and other services to WWII. The total expense incurred for all these services was $271.7, $259.1 and $228.4 for the years ended December 31, 2012, 2011 and 2010, respectively.

Tax Sharing Agreements: The Company has entered into a federal tax sharing agreement with members of an affiliated group as defined in Section 1504 of the Internal Revenue Code of 1986, as amended. The agreement provides for the manner of calculation and the amounts/timing of the payments between the parties as well as other related matters in connection with the filing of consolidated federal income tax returns. The Company has

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

also entered into a state tax sharing agreement with ING US and each of the specific subsidiaries that are parties to the agreement. The state tax agreement applies to situations in which ING US and all or some of the subsidiaries join in the filing of a state or local franchise, income tax, or other tax return on a consolidated, combined or unitary basis.

For 2012 and prior years, the Company and certain of its U.S. affiliates, including ING US, the U.S. holding company, are parties to an intercompany tax sharing agreement that requires ING US to pay its subsidiaries for the tax benefits of ordinary and capital losses as they are incurred, and in turn requires its subsidiaries to pay ING US for the taxes payable on their ordinary income and capital gains. Under the agreement, ING US is required to make payments even if losses do not offset other subsidiaries’ ordinary income or capital gains.

Effective January 1, 2013, the tax sharing agreement has been amended. The amended agreement will apply to 2013 and subsequent years and will provide that ING US will make a payment to its subsidiaries only in the event that the consolidated tax group actually uses the tax benefit of losses generated.

Interest Rate Swap: Effective June 29, 2007 the Company entered into an interest rate swap agreement (“IRSA”) with ING US. The IRSA is in conjunction with a combined coinsurance and modified coinsurance agreement effective June 30, 2007 with WWIII. The duration of the agreement is 30 years. The notional value of this interest rate swap is $152.7 with this transaction having minimal impact to the income statement. Effective November 1, 2007 the Company entered into an interest rate swap agreement (“IRSA”) with ING US. The IRSA is in conjunction with a combined coinsurance and modified coinsurance agreement effective November 1, 2007 with WWII. The duration of the agreement is 30 years. The notional value of this interest rate swap is $476.9 with this transaction having minimal impact to the income statement.

Fixed Maturity Asset Transfer: On July 9, 2012, the Company sold bonds to an affiliated insurance company, SLD, for $509.3 and generated $68.6 in net realized capital gains before tax. Also on July 9, 2012, the Company purchased $830.7 of different bonds from the same affiliate. This transaction was executed at market value on an arm’s length basis. The Company participated in this transaction in order to reduce its negative IMR and improve its surplus. In addition, transaction helps the Company utilize excess liquidity and reduce its exposure to foreign bonds.

During the fourth quarter of 2010, the Company sold securities with a carrying value of $918.1 to its affiliate company, SLD. At the date of sale, the securities had a fair value of $972.1 and the Company recognized a gain of $54.0. Simultaneously, the Company purchased securities from SLD with a fair value of $888.9. This asset transfer was approved by the Minnesota Division of Insurance prior to execution.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

Private Equity Limited Partnerships: On June 4, 2012, the Company entered into an agreement to sell certain general account private equity limited partnership investment interest holdings with a carrying value of $110.1 as of March 31, 2012, to a group of private equity funds that are or will be managed by Pomona Capital, also an affiliate of the Company.

The transaction resulted in a net reduction in surplus of $12.6 in the second quarter of 2012. The transaction closed in two tranches with the first tranche closed on June 29, 2012 and the second tranche closed on October 29, 2012. At closing, consideration received included $5.8 of promissory notes due in two equal installments at December 31, 2013 and 2014.

In connection with these promissory notes, ING US unconditionally guaranteed payment of the notes in the event of any default of payments due. No additional impact to surplus was incurred on the second tranche since the market value of the alternative investments was reduced to agreed-upon sales price as of June 30, 2012.

While these related party transactions are at arm’s length, they are not indicative of what a third party would transact.

17. Guaranty Fund Assessments

Insurance companies are assessed the costs of funding the insolvencies of other insurance companies by the various state guaranty associations, generally based on the amount of premium companies collect in that state. The Company accrues for the cost of potential future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of premiums written in each state. The accrual methodology follows a retrospective-premium-based guaranty-fund assessments construct. The Company has estimated this liability to be $9.6 and $8.8 as of December 31, 2012 and 2011, respectively, and has recorded a liability in accounts payable and accrued expenses on the Balance Sheets. The Company has also recorded an asset in other assets on the Balance Sheets of $8.9 and $8.3 as of December 31, 2012 and 2011, respectively, for future credits to premium taxes for assessments already paid and/or accrued.

A reconciliation of assets recognized is presented below:

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

	Year ended December 31
	2012	2011
	(In Thousands)
Assets recognized from paid and accrued premium tax offsets
and policy surcharges beginning of the year		$8,287	$6,733
Decreases current year:
Policy surcharges collected		-	-
Policy surcharges charged off		-	-
Premium tax offset applied		363	377
Changes in premium tax offset capacity / other adjustments		1	-
Increases current year:
Policy surcharges collected		-	-
Policy surcharges charged off		-	-
Premium tax offset applied		958	1,504
Premium tax offset generated due to accounting changes		-	373
Changes in premium tax offset capacity / other adjustments		10	54
Assets recognized from paid and accrued premium tax offsets
and policy surcharges end of the current year		$8,891	$8,287

18.	Unpaid Accident and Health Claims

The change in the liability for unpaid accident and health claims and claim adjustment expenses is summarized as follows:

	2012	2011
	(In Thousands)
Balance at January 1	$339,159	$427,337
Less reinsurance recoverables	123,143	126,814
Net balance at January 1	216,016	300,523

Incurred related to:
Current year	6,715	16,146
Prior years	(2,225)	(83,546)
Total incurred	4,490	(67,400)

Paid related to:
Current year	3,252	9,642
Prior years	29,989	7,466
Total paid	33,241	17,108

Net balance at December 31	187,264	216,016
Plus reinsurance recoverables	92,642	123,143
Balance at December 31	$279,906	$339,159

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

The change in incurred losses and loss adjustment expenses attributable to insured events of prior years is generally the result of ongoing analysis of recent loss development trends, but also includes a reduction due to retroactive reinsurance of worker’s compensation carve-out reserves. Incurred and paid claims are presented net of reinsurance. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

The liability for unpaid accident and health claims and claim adjustment expenses is included in accident and health reserves and unpaid claims on the Balance Sheets.

19.	Retrospectively Rated Contracts

The Company estimates accrued retrospective premium adjustments for its group life and health insurance business through a mathematical approach using an algorithm of the Company’s underwriting rules and experience rating practices. The Company records accrued retrospective premium as an adjustment to earned premium. The amount of group life premiums written, net of reinsurance, by the Company that was subject to retrospective rating features was $10.5, $10.8, and $10.7 for December 31, 2012, 2011, and 2010, respectively. This represented 32.9%, 30.2%, and 20.7% of the total group life premiums written, net of reinsurance, for December 31, 2012, 2011, and 2010, respectively. There were no group health premiums written, net of reinsurance, which are subject to retrospective rating features by the Company at December 31, 2012, 2011 or 2010. No other net premiums written by the Company are subject to retrospective rating features.

20.    Direct Premiums Written/Produced by Managing General Agents/Third Party Administrators

Name of Managing General Agent or Third Party Administrator	FEIN Number	Exclusive Contract	Type of Business Written	Type of Authority Granted	Total Direct Premiums Written
					(In Thousands)
Disability Reinsurance Mangement Services	01-0483086	No	Disability Income	C,CA,B,U	$79,333
One Riverfront Plaza
Westbrook, ME 04092-9700
Total during 2012					$79,333

The aggregate amount of premiums written through managing general agents or third party administrators during 2012 is $79.3.

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2012

(Dollar amounts in millions, unless otherwise stated)

21.	Subsequent Events

Effective January 1, 2013, the tax sharing agreement has been amended. The amended agreement will apply to 2013 and subsequent years and will provide that ING US will make a payment to its subsidiaries only in the event that the consolidated tax group actually uses the tax benefit of losses generated. See Note 15 for additional information related to this tax sharing agreement.

The Company is not aware of any other events occurring subsequent to December 31, 2012 that may have a material effect on the Company’s financial statements. The Company evaluated events subsequent to December 31, 2012 through April 2, 2013, the date the statutory financial statements were available to be issued.

22.	Reconciliation to the Annual Statement

At December 31, 2012, differences in amounts reported in the Annual Statement and amounts in the accompanying statutory basis financial statements are due to the following:

	Total Capital and Surplus	Net (Loss) Income

	(In Thousands)
2012:
Amounts as reported in the 2012 Annual Statement	$2,284,647	$(155,281)

Adjustment for subsidiary - deferred and uncollected premium
tax adjustments on RNY	(6,029)	-
Amounts as reported in the accompanying statutory
basis financial statements	$2,278,618	$(155,281)

At December 31, 2011 and 2010, there were no differences in amounts reported in the Annual Statement and the amounts in the accompanying statutory basis financial statements.

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033-57244	May 2013